Securities Act File No. 333-174926

ICA No. 811-22549

As filed with the Securities and Exchange Commission on February 27, 2017

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.        □

Post-Effective Amendment No. 331 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 333

(Check Appropriate Box or Boxes)

Northern Lights Fund Trust II

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68130

Attention:  Brian Nielsen

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

David J. Baum, Esq. Alston & Bird, LLP 950 F Street NW Washington, DC 20004 (202) 239-3346	Kevin Wolf President Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2635

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

(  )        immediately upon filing pursuant to paragraph (b).

(X)        On March 1, 2017 pursuant to paragraph (b).

(  )       60 days after filing pursuant to paragraph (a)(1).

(  )        On ___________ (date) pursuant to paragraph (a)(1)

(  )        75 days after filing pursuant to paragraph (a)(2).

(  )        on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(  ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant hereby elects to register an indefinite number of shares of Registrant and any series thereof hereinafter created.

 EXPLANATORY NOTE

This Post-Effective Amendment No. 331 to the Registration Statement contains the Prospectuses and Statements of Additional Information describing the Balter Discretionary Global Macro Fund, Balter Event-Driven Fund, Balter European L/S Small Cap Fund and the Balter L/S Small Cap Equity Fund, each a series of the Registrant. This Post-Effective Amendment to the Registration Statement is organized as follows: (a) Prospectuses relating to the Balter Discretionary Global Macro Fund, Balter Event-Driven Fund, Balter European L/S Small Cap Fund and the Balter L/S Small Cap Equity Fund; (b) Statements of Additional Information relating to the Balter Discretionary Global Macro Fund, Balter Event-Driven Fund, Balter European L/S Small Cap Fund and the Balter L/S Small Cap Equity Fund; and (c) Part C Information relating to all series of the Registrant. The Prospectuses and Statements of Additional Information for the other series of the Registrant are not affected hereby.

Balter Discretionary Global Macro Fund

Institutional Class (Symbol: BGMIX)

Investor Class (Symbol: BGMVX)

Prospectus

March 1, 2017

The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Balter Discretionary Global Macro Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

Summary Section	1
Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	7
Investment Objective	7
Principal Investment Strategies	7
Principal Risks of Investing in the Fund	9
Portfolio Holdings Information	13
Management of the Fund	13
The Adviser	13
The Sub-Adviser	13
Portfolio Managers	14
Related Performance Information of the Adviser	15
Shareholder Information	16
Choosing a Share Class	16
More About Institutional Class Shares	17
More About Investor Class Shares	17
Share Price	17
How to Purchase Shares	18
How to Redeem Shares	19
Redemption Fee	21
Tools to Combat Frequent Transactions	21
Distribution of Fund Shares	22
Distributions and Taxes	23
Tax Status, Dividends and Distributions	23
Consolidated Financial Highlights	24
PRIVACY NOTICE	25

Summary Section

Investment Objective. The investment objective of the Balter Discretionary Global Macro Fund (the “Fund”) is to seek to generate positive absolute returns in most market conditions.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.70%	1.70%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Total Expenses (1)	0.33%	0.38%
Interest Expense	0.01%	0.01%
Shareholder Servicing Fee	0.00%	0.05%
Remaining Other Expenses	0.32%	0.32%
Acquired Fund Fees and Expenses(2)	0.12%	0.12%
Total Annual Fund Operating Expenses	2.15%	2.45%
Fee Waiver/Expense Reimbursement	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	2.02%	2.32%
(1)	The Fund will invest a portion of its assets in a wholly-owned Cayman subsidiary, as described below (the “Subsidiary”). “Other Expenses” include the expenses of the Subsidiary.
(1)
(2)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
(3)	Pursuant to an operating expense limitation agreement between Balter Liquid Alternatives, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Fund do not exceed 1.89% and 2.19% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 29, 2018. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the lower of the current expense cap or the expense cap in place at the time of the waiver or reimbursement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through February 28, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$205	$661	$1,142	$2,472
Investor Class	$235	$751	$1,294	$2,776

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the

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Example, affect the Fund’s performance during the fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 602% of the average value of the portfolio.

Principal Investment Strategies. The Fund’s objective is to seek to generate positive absolute returns in most market conditions, irrespective of the performance of broad market indices. As a result, the performance of the Fund may not be correlated with the performance of broad equity or fixed income markets.

In pursuit of this objective, the Fund employs a “global macro” investment strategy, which seeks to achieve positive absolute returns in most market environments by creating a portfolio of investments diversified among investment styles, strategies and asset classes that are expected to have returns that are not correlated with each other or with the broad equity or fixed income markets. The global macro strategy employed by the Fund is expected to make extensive use of derivative instruments, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index (collectively “financial interests”). The financial interests in which the Fund expects to invest include: futures, forwards, options, spot contracts, and swap contracts, each of which may be tied to commodities, financial indices and instruments, currencies, fixed income markets such as government bonds, or interest rates. The Fund will also invest a portion of its assets in equity securities of U.S. or foreign issuers of any market capitalization and in fixed income securities without regard to credit ratings, duration or maturities. The Fund’s investment in fixed income securities may include investment in high-yield, below investment grade, securities (i.e., junk bonds). The Fund generally expects to have derivate exposure on commodities, interest rates and/or currencies.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in futures, forwards, options, swaps and spot contracts in commodities, currency and fixed income markets primarily for speculative purposes. The Subsidiary will hold cash and cash equivalent positions to serve as margin or collateral for its derivative positions. The Subsidiary will not invest in fixed income or other securities to serve as margin or collateral for its derivative positions. The Fund will invest in the Subsidiary with the intent of gaining exposure to commodities markets while continuing to meet the requirements applicable to “regulated investment companies” under the Internal Revenue Code. Under the Internal Revenue Code, regulated investment companies such as the Fund, are limited in their ability to invest directly in certain commodity instruments. The Subsidiary, however, may invest without limit in commodity linked derivatives.

The Adviser has engaged Willowbridge Associates Inc. (“Willowbridge” or the “Sub-Adviser”) to act as sub-adviser and to be responsible for the day-to-day implementation of the global macro strategy. The Adviser is a registered “commodity pool operator” and the Sub-Adviser is a registered commodity trading advisor with respect to the Fund and each is regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”) in such capacity. The Adviser and Sub-Adviser are both also registered as investment advisers with the SEC. The Sub-Adviser will use its wPraxis Trading Approach 1X Leverage for the Fund. Under this approach, tactical asset allocation decisions are made by Willowbridge’s co-portfolio managers who utilize their experience in the financial markets and their analysis of fundamental and technical information to formulate reward-to-risk expectations about a broad number of asset classes. Both portfolio managers must agree on each position taken. All positions are closely monitored to evaluate that the risk parameter status is consistent with expectations. As markets move, positions are refined and expectations updated in response to current market conditions. Positions are removed if either portfolio manager determines that the initial investment thesis has changed or if market conditions have changed and existing positions may be adversely affected. The wPraxis trading strategy is a “value” oriented trading strategy whereby the Sub-Adviser looks for trades that are cheap relative to the market and position sizing keying off internal risk assessment.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

  Absolute and Global Macro Strategies Risk: The Fund is designed to provide positive returns under most market conditions as well as returns that are not correlated with broad market indices. Investing in alternative strategies such as that employed by the Fund has the risk that the strategies may not perform as anticipated and that therefore returns may be negative and are more closely correlated to broader market returns than anticipated, resulting in unexpected losses in declining markets. Even if the strategies perform as anticipated, the use of alternative strategies during periods of prolonged rising markets will typically result in the Fund underperforming the broader market. In addition, the global macro strategy may include investments in strategies from fundamental economic analysis and relative value comparisons. These technical analyses may be incorrect and may not properly forecast future trends or properly assess global economic conditions or the relative values of investments.
  Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market
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  movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

  Commodity Interest Trading Risk: Commodity interest contracts prices are highly volatile, are highly leveraged and may be illiquid. Price movements for commodity interest contracts may be influenced by, among other things, changing supply and demand relationships, weather, agricultural, trade, fiscal, monetary, and exchange control programs and policies of governments, domestic and foreign political and economic events, changes in domestic and foreign interest rates and rates of inflation, currency devaluations and revaluations, and emotions of the marketplace.
  Commodity Interest Trading Leverage Risk: Commodity interest contracts normally have low margin deposits which permit a high degree of leverage. Accordingly, a relatively small price movement in a contract may result in substantial losses.
  Commodity Interest Trading Liquidity Risk: Most United States commodity exchanges limit fluctuation in certain futures and options contracts prices during a single day by regulations referred to as “daily price limit fluctuation limits” or “daily limits.” During a single trading day, no trades may be executed at prices beyond the daily limits. Once the price of a particular contract has increased or decreased by an amount equal to the daily limit, positions in the contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit.
  Counterparty Risk: The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund will be subject to the counterparty risk of one or more Futures Commissions Merchant (“FCM”). While the Commodities Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds, if the FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of the FCM. In addition, the Fund may invest in non-futures linked derivatives, which may be centrally cleared. Such central clearing may mitigate, but not eliminate, the counterparty risk associated with such investments.
  Currency Risk: Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
  Cyber Security Risk: As the use of technology has become more prevalent in the course of business, the Fund may be more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers could result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.
  Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates.
  Equity Risk: The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial
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  leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

  Fixed Income and Interest Rate Risk: The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal rates at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will likely have a negative effort on the value of most fixed income securities and result in an increase in price volatility of fixed income investments.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. A portion of the derivatives trades may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.
  Leverage Risk: The Fund will directly or indirectly, via investment in the Subsidiary, use its derivative investments to increase long or short exposure to an underlying reference instrument, thereby creating investment leverage. Investment leverage has the effect of magnifying losses from the Fund’s investments.
  Liquidity Risk: Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.
  Management Risk: Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.
  Non-Diversification Risk: The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
  Portfolio Turnover Risk: The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.
  Possible Effects of Speculative Position Limits: The CFTC and futures exchanges have established speculative position limits (referred to as “position limits”) on the maximum commodity interest positions and certain related swaps positions, which any person, or group of persons acting in concert, may hold or control. If such limits were reached, Willowbridge would be required to reduce the size of the positions which would otherwise be taken in order to avoid exceeding such limits. Such modification of trading, if required, could adversely affect the profitability of the Fund.
  Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.
  Tax Risk: Certain of the Fund’s investment strategies, including transactions in options, futures contracts, swap contract and hedging transactions may be subject to the special tax rules, the effect of which may have adverse tax consequences for the Fund. Also, by investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Additionally, the Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to
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  the Fund), which indicate that certain income received by a fund from its investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). However, the IRS has suspended issuance of any further letter rulings. If the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and therefore Fund might not qualify as a regulated investment company for one or more years.

  Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Adviser has, on behalf of the Subsidiary, filed a notice with the NFA claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC regulations provide relief relating to CFTC reporting requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Advisor also claims exemption from the CFTC’s disclosure and reporting requirements in accordance with Part 4 of the CFTC regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund). Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, while the Board has oversight responsibility for the Fund and its investment activities, it does not oversee the activities or investments of the Subsidiary. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary.

Although only 25% of the Fund’s assets may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

  Regulatory Change Risk. The Adviser has, on behalf of the Fund, filed a notice with the NFA claiming an exemption from certain of the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC regulations. If, in the future, the Adviser determines that it is not eligible for this exemption or other relief from CFTC regulation, the Fund will be required to comply with CFTC regulations regarding disclosure and reporting.  Compliance with such requirements will likely increase the costs associated with an investment in the Fund.

Performance The bar chart and Average Annual Total Returns table gives some indication of the risks of investing in the Fund. The bar chart shows the performance of the Institutional Class shares of the Fund for each calendar year since the Fund’s inception. The Average Annual Total Returns table shows how the Fund’s average annual returns compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by calling the Fund toll-free at 844-322-8112 or on the Fund’s website www.balterliquidalts.com.

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For periods ending December 31,

During the period shown in the bar chart, the best performance for a quarter was 1.86% (for the quarter ended December 31, 2016). The worst performance was -1.11% (for the quarter ended June 30, 2016).

Average Annual Total Returns for the periods ended December 31, 2016

	One Year	Since Inception*
Institutional Class Shares
Return Before Taxes	-0.80%	-0.33%
Return After Taxes on Distributions	-0.80%	-0.51%
Return After Taxes on Distributions and Sale of Fund Shares	-0.45%	-.033%
Investor Class Shares
Return Before Taxes	-1.00%	-0.46%
Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.09%	1.16%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	7.86%	-0.31%

*The Balter Discretionary Global Macro Fund commenced operation on May 28, 2015.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Institutional Class Shares and after tax returns for Investor Class Shares will vary.

The Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

MSCI All Country World Index captures large- and mid-cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses

Investment Adviser. Balter Liquid Alternatives, LLC serves as the Fund’s investment adviser (the “Adviser”).

Investment Sub-Adviser. Willowbridge Associates Inc. serves as the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers. The following serves as the Fund’s portfolio managers:

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Portfolio Manager	Primary Title	With the Fund Since:
The Adviser
Brad R. Balter, CFA, CEO	Portfolio Manager	May 2015
Jay C. Warner, CFA, CIO	Portfolio Manager	May 2015
Ben R. Deschaine	Portfolio Manager	May 2015
The Sub-Adviser
Philip L. Yang	Portfolio Manager	May 2015
Frank C. Marrapodi	Portfolio Manager	May 2015

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Balter Discretionary Global Macro Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130), or by telephone at 844-322-8112. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Fund is $50,000 and $5,000, for Institutional Class and Investor Class, respectively, with a minimum subsequent investment of $500 and $500 for Institutional Class and Investor Class, respectively. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50. The Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The primary investment objective of the Fund is to seek to generate positive absolute returns in most market conditions.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change.

Principal Investment Strategies

Principal Investment Strategies. The Fund’s objective is to seek to generate positive absolute returns in most market conditions, irrespective of the performance of broad market indices. As a result, the performance of the Fund may not be correlated with the performance of broad equity or fixed income markets.

In pursuit of this objective, the Fund employs a “global macro” investment strategy, which seeks to achieve positive absolute returns in most market environments by creating a portfolio of investments diversified among investment styles, strategies and asset classes that are not expected to have returns that are correlated with each other or with the broad equity or fixed income instruments. The global macro strategy employed by the Fund is expected to make extensive use of derivative instruments, which are generally financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index (collectively “financial interests”). The financial interests in which the Fund expects to invest include: futures, forwards, options, spot contracts, and swap contracts, each of which may be tied to commodities, financial indices and instruments, currencies, fixed income markets such as government bonds, or interest rates. The Fund will also invest a portion of its assets in equity securities of U.S. or foreign issuers of any market capitalization and in fixed income securities without regard to credit ratings, duration or maturities. The Fund’s investment in fixed income securities may include investment in high-yield, below investment grade, securities (i.e., junk bonds). The Fund generally expects to have derivate exposure on commodities, interest rates and/or currencies.

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To the extent the Fund uses swaps, the investments will generally have payments linked to commodity, commodity pools, financial derivatives including investments of limited partnerships, limited liability companies (including individual share classes therein) and other types of pooled investment vehicles. The Fund may make investments in issuers from both developed and emerging markets and may, at any time, have a significant portion of its assets invested in the securities of companies in particular economic sectors, such as consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in futures, forwards, options, swaps and spot contracts in commodities, currency and fixed income markets primarily for speculative purposes. The Subsidiary will hold cash and cash equivalent positions to serve as margin or collateral for its derivative positions. The Subsidiary will not invest in fixed income or other securities to serve as margin or collateral for its derivative positions. The Fund will invest in the Subsidiary with the intent of gaining exposure to commodities markets while continuing to meet the requirements applicable to “regulated investment companies” under the Internal Revenue Code. Under the Internal Revenue Code, regulated investment companies such as the Fund, are limited in their ability to invest directly in certain commodity instruments. The Subsidiary, however, may invest without limit in commodity linked derivatives.

The Adviser has engaged Willowbridge Associates Inc. (“Willowbridge” or the “Sub-Adviser”) to act as sub-adviser and to be responsible for the day-to-day implementation of the global macro strategy. The Adviser is a registered “commodity pool operator” and the Sub-Adviser is a registered commodity trading advisor with respect to the Fund and each is regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”) in such capacity. The Sub-Adviser will use its wPraxis Trading Approach 1X Leverage for the Fund.

The wPraxis Trading Approach 1X Leverage (“wPraxis”)

Under the wPraxis approach, trading decisions are made jointly by Willowbridge’s co-portfolio managers. Both portfolio managers must agree on each position taken in wPraxis. They utilize their experience in the financial markets and their analysis of fundamental and technical information to formulate reward-to-risk expectations about a broad number of asset classes. All positions are closely monitored to evaluate that the risk parameter status is consistent with expectations. As markets move, positions are refined and expectations updated in response to current market conditions. The approach takes only those trades that are jointly agreed upon. Positions are removed if either portfolio manager determines market conditions have changed and existing positions may be adversely affected. The wPraxis trading strategy is a “value” oriented trading strategy whereby the Sub-Adviser looks for trades that are cheap relative to the market and position sizing keying off internal risk assessment.

Willowbridge will utilize a fully discretionary trading strategy to build a portfolio consisting of futures, forwards, options, swaps, and spot contracts in the commodities, currency, and fixed income markets as well as equities. The wPraxis approach may also hold the following currency pairs: U.S. Dollar/South Korean Won; U.S. Dollar/Chinese Yuan; U.S. Dollar/New Zealand Dollar; U.S. Dollar/Russian Ruble; U.S. Dollar/South African Rand; U.S. Dollar/Indian Rupee. This list of currency pairs traded pursuant to this Strategy may be subject to change at the discretion of Willowbridge. It is intended that approximately 5% to 40% of the assets under management pursuant to the wPraxis Trading Approach normally will be committed as margin requirements for derivatives.

To manage volatility, initial positions generally are established with only a portion of available capital; incremental positions are then added if particular levels of realized and unrealized gains accrue to the portfolio and positions are liquidated if the portfolio experiences particular levels of realized and unrealized losses. Willowbridge also manages volatility in the strategies by seeking to limit exposure to negative performance. wPraxis has risk allowance policies pursuant to which, upon the occurrence of specified performance decline events in the Fund, all positions in the Fund will be closed out and the portfolio will be liquidated as promptly as practicable under the then current market conditions.

Willowbridge will target specific maximum loss limits and volatility bands however, it is impossible to explicitly specify a maximum loss for the Fund. The stop loss policy of wPraxis provide no assurance that the net asset value of the Fund will not drop significantly below targeted levels, because there is no assurance that positions in the Fund will be able to be liquidated without suffering additional losses.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods,

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100% of the Fund’s assets may be invested in short-term, high-quality fixed income investments, cash or cash equivalents. In addition, during such periods, the Fund may invest its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps, measured at notional value. Temporary defensive positions may be initiated by the Sub-Adviser when market conditions make pursuing its investment strategy used for the Fund inconsistent with the best interests of the Fund. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Cash and Cash Equivalent Holdings

The Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash and cash equivalents, including, but not limited to: U.S. government securities; money-market funds; bank deposits; and other high quality money market instruments. Cash and cash equivalents may also include foreign investments, including but not limited to, short-term obligations of foreign governments or other high quality foreign money-market instruments. To the extent the Fund invests in short-term high-quality debt obligations of foreign governments and other non-U.S. issuers, the securities of such foreign governments and other non-U.S. issuers will generally have a maturity of one year or less and a credit rating of “A” or better by S&P or a similar rating by another NRSRO.

The Adviser believes that a certain amount of liquidity in the Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Cash and cash equivalents may comprise a significant percentage of the Fund’s total assets. When the Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective. The Adviser further believes, nevertheless, cash and equivalent holdings are unlikely to result in absolute losses when measured over time, may reduce volatility during periods of negative equity index returns, and may be employed opportunistically during times of market stress to the Fund’s long-term advantage.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

Absolute and Global Macro Strategies Risk: The Fund is designed to provide positive returns under most market conditions as well as returns that are not correlated with broad market indices. Investing in alternative strategies such as that employed by the Fund has the risk that the strategies may not perform as anticipated and that therefore returns may be negative and are more correlated to broader market returns than anticipated, resulting in unexpected losses in declining markets. Even if the strategies perform as anticipated, the use of alternative strategies during periods of prolonged rising markets will typically result in the Fund underperforming the broader market. In addition, the global macro strategy may include investments in strategies from fundamental economic analysis and relative value comparisons. These technical analyses may be incorrect and may not properly forecast future trends or properly assess global economic conditions or the relative values of investments.

Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Commodity Interest Trading Risk: Commodity interest contracts prices are highly volatile, are highly leveraged and may be illiquid. Price movements for commodity interest contracts may be influenced by, among other things, changing supply and demand relationships, weather, agricultural, trade, fiscal, monetary, and exchange control programs and policies of governments, domestic and foreign political and economic events, changes in domestic and foreign interest rates and rates of inflation, currency devaluations and revaluations, and emotions of the marketplace.

Commodity Interest Trading Leverage Risk: Commodity interest contracts normally have low margin deposits which permit a high degree of leverage. Accordingly, a relatively small price movement in a contract may result in substantial losses.

Commodity Interest Trading Liquidity Risk: Most United States commodity exchanges limit fluctuation in certain futures and options contracts prices during a single day by regulations referred to as “daily price limit fluctuation limits” or “daily limits.” During a single trading day, no trades may be executed at prices beyond the daily limits. Once the price of a particular

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contract has increased or decreased by an amount equal to the daily limit, positions in the contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit.

Counterparty Risk: The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund will be subject to the counterparty risk of one or more Futures Commissions Merchant (“FCM”). While the Commodities Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds, if the FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of the FCM. In addition, the Fund may invest in non-futures linked derivatives, which may be centrally cleared. Such central clearing may mitigate, but not eliminate, the counterparty risk associated with such investments.

Currency Risk: Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Cyber Security Risk: As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to increased counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain of the Fund’s transactions in futures, swaps, and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund’s after-tax returns. Investing in derivatives may result in a form of leverage and subject the Fund to leverage risk, which is described below.

Equity Risk: The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

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Fixed Income and Interest Rate Risk: The value of the Fund’s investments in fixed income investments and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income investments and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income investments and derivatives generally increases. Investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than investments with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal rates at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will likely have a negative effort on the value of most fixed income investments and result in an increase in price volatility of fixed income investments.

Foreign Investment Risk (including emerging markets): Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. A portion of the derivatives trades may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with portfolio transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. government and the U.S. economy.

Leverage Risk: The Fund will directly or indirectly, via investment in the Subsidiary, use its derivative investments to increase long or short exposure to an underlying reference instrument, thereby creating investment leverage. Investment leverage has the effect of magnifying gains or losses from the Fund’s investments.

Liquidity Risk: Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

Management Risk: Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

Non-Diversification Risk: The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

Portfolio Turnover Risk: The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Possible Effects of Speculative Position Limits Risk: The CFTC and futures exchanges have established speculative position limits (referred to as “position limits”) on the maximum commodity interest positions and certain related swaps positions, which any person, or group of persons acting in concert, may hold or control. If such limits were reached, Willowbridge would be required to reduce the size of the positions which would otherwise be taken in order to avoid exceeding such limits. Such modification of trading, if required, could adversely affect the profitability of the Fund.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Tax Risk: The Fund’s short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains

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(subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions. Additionally, by investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly. The Internal Revenue Service (“IRS”) has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income received by a fund from its investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The IRS, however, has suspended issuance of any further private letter rulings of this type pending a review of its position and the release of public guidance on the issue that can be relied upon by all taxpayers (as opposed to the “private” guidance previously issued to individual taxpayers in the aforementioned private letter rulings). Because a private letter ruling applies only to the taxpayer to whom it is issued, the Fund is not entitled to rely upon the private letter rulings issued to other mutual funds. However, the Fund believes that the prior private letter rulings evidence both a correct interpretation of the existing law and the current view of the IRS, consistently applied to a number of similarly situated mutual funds. Accordingly, the Fund intends to treat the income received from its investment in the Subsidiary as “qualifying income” for purposes of Subchapter M. As a result, if the IRS were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund’s investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years. In such event, the Fund’s Board of Trustees would consider what action to take in the best interests of shareholders.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Adviser has, on behalf of the Subsidiary, filed a notice with the NFA claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC regulations provide relief relating to CFTC reporting requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Advisor also claims exemption from the CFTC’s disclosure and reporting requirements in accordance with Part 4 of the CFTC regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund). Changes in the laws or regulations of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, while the Board has oversight responsibility for the Fund and its investment activities, it does not oversee the activities or investments of the Subsidiary. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary. The investments of the Fund and Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary.

Although only 25% of the Fund’s assets may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Regulatory Change Risk: The Adviser has, on behalf of the Fund, filed a notice with the NFA claiming an exemption from certain of the CFTC’s reporting and disclosure requirements in accordance with Part 4 of the CFTC regulations. If, in the future, the Adviser determines that it is not eligible for this exemption or other relief from CFTC regulation, the Fund will be required to comply with CFTC regulations regarding disclosure and reporting. Compliance with such requirements will likely increase the costs associated with an investment in the Fund.

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Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, Massachusetts 02110, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.70% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC and is registered as a commodity pool operator with the U.S. Commodity Futures Trading Commission.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding interest and tax expenses and acquired fund fees and expenses) do not exceed 1.89% and 2.19% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2018, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the most recent fiscal period ended October 31, 2016, the Adviser received an advisory fee net of fee waivers and expense reimbursements equal to 1.57% of the Fund’s average daily net assets.

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio. Pursuant to the agreement, the Adviser is entitled to a fee for providing management services, however, the fee is waived pursuant to the agreement to the extent the Adviser is receiving a fee on the same assets at the Fund level. The Adviser, as adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts. The Adviser, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

The Sub-Adviser

The Adviser, on behalf of the Fund and, in certain cases, the Subsidiary, has entered into a sub-advisory agreement with Willowbridge Associates Inc., and the Adviser compensates the Sub-Adviser out of the investment advisory fees it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below). The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Adviser. The SEC has granted an exemptive order with respect to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, that permits the Adviser, subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board of Trustees and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund will receive notification of the change. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the

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expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

The Adviser has entered into a sub-advisory agreement with Willowbridge Associates Inc. The Adviser compensates the Sub-Adviser out of its investment advisory fee it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of the Sub-Adviser recommended by the Adviser.

Willowbridge Associates Inc., 101 Morgan Lane, Suite 180, Plainsboro, New Jersey 08536, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Willowbridge is registered as an investment adviser with the SEC and as a commodity trading adviser with the U.S. Commodity Futures Trading Commission. Willowbridge was founded in 1988.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders dated October 31, 2016.

Portfolio Managers

The following provides additional information about the Sub-Adviser and its portfolio managers who are responsible for the day-to-day management of the Fund’s assets. Trading decisions are made jointly by Philip Yang and Frank Marrapodi. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Senior Research Analyst of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Adviser

Philip L. Yang. Mr. Yang, a co-portfolio manager of the Fund, founded Willowbridge Associates Inc. (“Willowbridge”) in 1988 after building a systematic trading approach at Caxton Corporation, now Caxton Associates, L.L.C. (“Caxton”), a commodity trading advisory firm, where he began his career. There, he served initially as Director of Research, where his research concentration was in the development and application of computerized trading models for a broad range of financial markets, and later as a Senior Vice President and Director of Commodity Trading. Mr. Yang has extensive experience in both systematic and discretionary trading styles. Mr. Yang obtained a bachelor’s degree with honors from the University of California at Berkeley, where he was inducted into Phi Beta Kappa. He received his master’s degree from the Wharton School of the University of Pennsylvania.

Frank C. Marrapodi. Mr. Marrapodi, a co-portfolio manager of the Fund, is the Director of Global Macro Trading at Willowbridge and co-manages the wPraxis Trading Approach with Mr. Yang. He joined Willowbridge as a Portfolio Manager and Manager of the Global Macro Execution Desk in 1999. Mr. Marrapodi began his career as an Execution Desk Trader for Moore Capital Management LLC where he gained exposure to a variety of markets. Mr. Marrapodi subsequently joined Salomon Brothers, Inc. and later Citigroup Global Markets Inc., where he was a foreign exchange trader. Mr. Marrapodi received his bachelor’s degree in Economics from Roanoke College in Salem, Virginia.

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Related Performance Information of the Sub-Adviser

The Fund’s investment objective, policies and restrictions are substantially similar to the investment objectives, policies and restrictions of a separate account managed by the Sub-Adviser using the wPraxis Trading Approach 1X Leverage (“wPraxis”) on a fully discretionary basis, the returns of which are presented here (the “Composite”). This single separate account which makes up the Composite represents the only account that is managed by the Sub-Adviser with substantially the same investment objective, policies and strategies as the Fund. This section presents past performance information for the Composite. The Composite is not a mutual fund, but rather a collection of all of the accounts managed by the Sub-Adviser that have investment objectives, policies and strategies that are substantially similar to those of the Fund. The Composite is not subject to the limitations of the 1940 Act and the Internal Revenue Code, which if applicable would have adversely affected the performance results.

The performance of the Composite does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the Composite. It is inappropriate and would be inaccurate for an investor to consider the Composite’s performance below as being indicative of the future performance of the Fund. The Sub-Adviser has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The table shows performance of the Composite over time (as compared with a broad based market index for reference). All figures assume dividend reinvestment. The U.S. Dollar is the currency used to express performance. The Composite performance is shown net of the actual fees charged. The expenses of the Fund, including the Rule 12b-1 fees imposed on the Fund’s Investor Class shares, are higher than the expenses of the Composite. The performance shown in the table for the Composite has been adjusted to reflect the total annual operating expenses of the Fund’s Institutional Class shares after fee waiver. The actual expenses of the Composite were lower. The fee schedule for the Fund is included in its prospectus. Indices are unmanaged and it is not possible to invest directly in indices. As such, year-by-year index figures do not account for any fees or fund expenses.

The past performance in managing other portfolios is no guarantee of future results in managing the Fund. Please note the following cautionary guidelines in reviewing this disclosure:

  Performance figures are not the performance of the Fund. The Composite’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future. The Fund’s performance in the future will be different from the Composite’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition, and possibly asset allocation methodology. In particular, the Composite’s performance is not necessarily an indication of how the Fund will perform, as the portfolio is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.
  There have been significant fluctuations in the market in the past few years. The performance for the period is shown through May 28, 2015. The markets have been quite volatile in the last few years, and this trend may continue. As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.
  The performance shown are averages. The information below shows annual rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period. The following table provides for the Composite’s annual rates of return for the years indicated, without deduction of fees and expenses, as discussed above.
  Even with the differences that have been outlined between the Composite and the Fund, the Composite’s objective, strategy and policies are substantially similar to the Fund’s and that the management of the Composite would not have been materially different from how this Fund will be managed.

Composite

Year-By-Year Returns

2009 (1)	2010	2011	2012	2013	2014	2015 (2)
5.98%	16.67%	9.65%	6.14%	1.28%	4.75%	0.36%
(1)	Returns are shown from the Composite’s inception on April 30, 2008.
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(2)	As of May 28, 2015 the Sub-Adviser no longer manages the wPraxis in a separate account, as the only separate account using the strategy converted into the Fund on that date. Therefore, the Composite’s returns are shown through May 28, 2015.

Average Annual Total Returns For Periods Ended December 31, 2015

	One Year	Three Year	Five Year	Since Commencement (1)
Composite	3.49%	2.91%	5.04%	9.97%
Barclays Global Aggregate Index (reflects no deduction for fees, expenses or taxes)(2)	-6.00%	-0.50%	2.47%	2.47%
MSCI ACWI (All Country World) (reflects no deduction for fees, expenses or taxes)(3)	5.08%	15.76%	11.76%	4.05%
3-Month LIBOR Index (reflects no deduction for fees, expenses or taxes)(4)	0.24%	0.30%	0.34%	0.70%
(1)	From the inception of the Composite on April 30, 2008.
(2)	The Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The Global Aggregate Index is largely comprised of three major regional aggregate components: the US Aggregate (USD300mn), the Pan-European Aggregate, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks, the Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in the three regional aggregate indices.
(3)	The MSCI ACWI captures large and mid-cap representation across 23 developed markets and 23 emerging markets countries. With 2,466 constituents, the index covers approximately 85% of the global investable equity opportunity set.
(4)	The 3-Month LIBOR Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market, resetting quarterly.

The following chart shows the monthly performance of the Composite:

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total by Year	Three Month LIBOR	Barclays Global Aggregate Bond Index	MSCI ACWI
2015	1.35%	-0.42%	0.55%	-1.21%	-0.61%								0.36%	0.11%	-2.65%	5.14%
2014	0.39%	-0.63%	-0.45%	0.90%	0.63%	-2.53%	-1.74%	1.30%	0.14%	2.68%	1.94%	2.12%	4.75%	0.23%	0.59%	4.16%
2013	0.94%	-0.80%	0.58%	2.01%	0.58%	0.29%	-1.15%	-0.81%	0.26%	-0.36%	-0.26%	0.00%	1.28%	0.29%	-2.60%	22.80%
2012	0.55%	-0.41%	-0.16%	-1.27%	4.28%	0.12%	2.45%	0.02%	1.16%	-1.40%	-0.05%	0.79%	6.14%	0.51%	4.32%	16.13%
2011	-2.25%	-0.49%	1.38%	4.09%	-3.09%	0.42%	1.37%	1.37%	3.70%	-0.16%	1.83%	1.29%	9.65%	0.27%	5.64%	-7.35%
2010	5.68%	4.34%	0.63%	-1.27%	2.46%	2.09%	0.59%	1.37%	-1.49%	-1.76%	0.85%	2.27%	16.67%	0.33%	5.54%	12.67%
2009	-1.12%	1.72%	2.24%	-4.02%	0.99%	-0.79%	0.57%	2.61%	1.18%	0.56%	3.62%	-1.53%	5.98%	1.00%	6.93%	34.63%
2008	N/A	N/A	N/A	N/A	-1.29%	6.85%	9.47%	3.71%	6.87%	0.47%	0.02%	0.23%	28.92%	2.27%	0.18%	-39.65%

* As of May 28, 2015 the Sub-Adviser no longer manages the wPraxis in a separate account, as the only separate account using the strategy converted into the Fund on that date. Therefore, the Composite’s returns are shown through May 28, 2015.

Shareholder Information

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered two classes of shares – Institutional Class shares and Investor Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.
•	Investor Class shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and/or shareholder servicing fee and a 0.05% of shareholder servicing fee.

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Each class of shares is subject to a redemption fee equal to 1.00%.

More About Institutional Class Shares

Institutional Class shares may be purchased without the imposition of any sales charges. The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Institutional Class shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Institutional Class shares of the Fund is $50,000. The minimum subsequent investment in Institutional Class shares of the Fund is $500.

More About Investor Class Shares

Investor Class shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Investor Class shares include a 0.05% of Shareholder Servicing Fee. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of the Fund is $5,000. The minimum subsequent investment in Investor Class shares of the Fund is $500. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50.

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if

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trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs: Institutional Class and Investor Class shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Purchase by Mail. To purchase the Fund’s shares, simply complete and sign the Account Application and mail it, along with a check made payable to “Balter Discretionary Global Macro Fund” to:

via Regular mail:	via Overnight mail:
Balter Discretionary Global Macro Fund	Balter Discretionary Global Macro Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 844-322-8112 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Fund at 844-322-8112 for more information about the Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Balter Discretionary Global Macro Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

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Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 844-322-8112.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular mail:	via Overnight mail:
Balter Discretionary Global Macro Fund	Balter Discretionary Global Macro Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 844-322-8112. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent

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instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan (for Investor Class shares only): If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 844-322-8112 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

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Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $1,000 for Institutional and Investor Class accounts, the Fund may notify you that, unless the account is brought up to the minimum investment amount within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Redemption Fee

The Fund will deduct a 1.00% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1.00% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

  Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
  Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
  Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy,”
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  Rejecting or limiting specific purchase requests, and
  Charging a 1.00% redemption charge if shares are held less than 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 844-322-8112 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of the Fund will not be exchangeable for shares of other Classes.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act applicable to the Investor Class shares. Under the 12b-1 Plan, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average

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daily net assets annually for Investor Class shares. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder Servicing Plan

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of the Fund’s Investor Class for shareholder services provided to the Fund by financial institutions.

Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Dividends from net investment income are generally made at least annually. Capital gain distributions from net profits from the sale of investments are generally made at least annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a

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percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income and dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, to collect and report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Consolidated Financial Highlights

The consolidated financial highlights tables are intended to help you understand the Fund’s consolidated financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the consolidated financial statements audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s October 31, 2016 annual report, which is available at no charge upon request.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the		For the
	Year Ended		Period Ended
	October 31, 2016		October 31, 2015 (1)
Net asset value, beginning of period	$10.05		$10.00
Activity from investment operations:
Net investment loss (2)	(0.17)		(0.08)
Net realized and unrealized gain (loss) on investments	(0.07)		0.13
Total from investment operations	(0.24)		0.05
Less distributions from:
Net investment income	(0.07)		—
Total distributions	(0.07)		—
Paid-in-Capital From Redemption Fees	0.00	(3)	—
Net asset value, end of period	$9.74		$10.05
Total return (4,5)	(2.43)%		0.50%
Net assets, at end of period (000s)	$119,666		$115,450
Ratio of gross expenses to average net assets (6,7)	2.03	% (8)	2.04%
Ratio of net expenses to average net assets (6,7)	1.90	% (8)	1.89%
Ratio of net investment loss to average net assets (5,6,7)	(1.72)%		(1.87)%
Portfolio Turnover Rate (5)	602%		151%

(1)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.02%
After fees waived	1.89%

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Investor Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2016	October 31, 2015 (1)
Net asset value, beginning of period	$10.05	$10.00
Activity from investment operations:
Net investment loss (2)	(0.20)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.06)	0.15
Total from investment operations	(0.26)	0.05
Less distributions from:
Net investment income	(0.07)	—
Total distributions	(0.07)	—
Net asset value, end of period	$9.72	$10.05
Total return (3,4)	(2.63)%	0.50%
Net assets, at end of period (000s)	$1,214	$33
Ratio of gross expenses to average net assets (5,6)	2.32%	2.34%
Ratio of net expenses to average net assets (5,6)	2.19%	2.19%
Ratio of net investment loss to average net assets	(1.99)%	(2.21)%
Portfolio Turnover Rate (4)	602%	151%

(1)	The Balter Discretionary Global Macro Fund commenced operations on May 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized
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PRIVACY NOTICE

Rev. July 2015

FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?		Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?		The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?		All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-402-493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      affiliates from using your information to market to you

•      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

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Investment Adviser

Balter Liquid Alternatives, LLC

125 High Street, Oliver Street Tower, Suite 802

Boston, MA 02110

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank, National Association

1555 North River Center Drive

Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Balter Discretionary Global Macro Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Fund by calling the Fund (toll-free) at 844-322-8112, or by writing to:

Balter Discretionary Global Macro Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Information is also available at www.balterliquidalts.com.

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22549)

Statement of Additional Information

Dated: March 1, 2017

Balter Discretionary Global Macro Fund

Institutional Class (Symbol: BGMIX)

Investor Class (Symbol: BGMVX)

This Statement of Additional Information (“SAI”) provides general information about the Balter Discretionary Global Macro Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for Institutional Class and Investor Class shares dated March 1, 2017 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, free of charge, please write or call the Fund at the address or telephone number below:

Balter Discretionary Global Macro Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

844-322-8112

---------------------------------

---------------------------------

The Trust	1
Investment Policies, Strategies and Associated Risks	1
Fundamental Investment Limitations	19
Management of the Fund	20
Board of Trustees	20
Board Leadership Structure	20
Trustees and Officers	22
Board Committees	25
Trustee Compensation	25
Control Persons and Principal Shareholders
Investment Adviser	27
Sub-Adviser	29
Portfolio Managers	30
Other Service Providers	33
Distribution of Fund Shares	34
12b-1 Distribution and Shareholder Servicing Plan	35
Portfolio Transactions and Brokerage Allocation	37
Portfolio Turnover	38
Code of Ethics	39
Proxy Voting Procedures	39
Anti-Money Laundering Compliance Program	39
Portfolio Holdings Information	39
Determination of Net Asset Value	41
Consolidated Financial Statements	48
APPENDIX “A” RATINGS DEFINITIONS	49
APPENDIX “B” proxy voting policy	62

The Trust

The Balter Discretionary Global Macro Fund (the “Fund”) is a series of Northern Lights Fund Trust II, (the “Trust”) a Delaware statutory trust, organized on August 26, 2010.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers two classes of shares: Institutional Class shares and Investor Class shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Balter Liquid Alternatives, LLC (the “Adviser” or “Balter”) serves as the investment adviser to the Fund.

Willowbridge Associates Inc. (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser.

Investment Policies, Strategies and Associated Risks

The investment objective of the Fund is to seek to generate positive absolute returns in most market conditions. The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of

1

the Trust, although the Fund will provide shareholders with notice of any change to the Fund’s investment objectives at least 60 days prior to such change.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years, which could have an adverse effect on the Fund. In particular, instability in the credit markets may increase the volatility of the value of securities owned by the Fund and may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, these developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-Adviser in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend of the success of the Adviser’s in selecting and overseeing the Sub-Adviser and on the Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Adviser will be successful in this regard.

The Adviser’s and the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or the Sub-Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

2

Equity Securities

The Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fall. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends. Other risks of investing globally in equity securities may include changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of taxes including withholding taxes on dividend or interest payments, and difficulty in obtaining and enforcing judgments against entities. Equities investments may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. There are no absolute restrictions in regard to the size or operating experience of the companies in which the Fund may invest directly or indirectly. In addition, relatively small companies in which the Fund may invest may lack management depth or the ability to generate internally, or obtain externally, the funds necessary for growth and companies with new products or services could sustain significant losses if projected markets do not materialize.

To the extent the Fund invests in the equity securities of small- and medium-sized companies, they will be exposed to the risks of small- and medium-sized companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Rights and Warrants

The Fund may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does

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not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The Fund invests in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Foreign Securities

The Fund may invest in U.S. dollar denominated foreign securities American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and foreign equity securities. In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the

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foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes. To the extent that, as anticipated, such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders. It is not anticipated that the Fund will be eligible to pass through to shareholders a federal tax credit or federal tax deduction related to any foreign taxes borne by the Fund.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

Other Investment Companies

The Fund may invest in shares of other registered investment companies, including money market mutual funds, in accordance with the limitations established under the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment

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companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds

The Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share (“NAV”). Investors in the Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Money Market Mutual Funds

The Fund may invest in money market mutual funds in connection with its management of daily cash positions or for temporary defensive purposes. Money market mutual funds are regulated investment companies under the 1940 Act and the Fund will invest in money market funds in accordance with applicable rules and regulations with respect to investments in other investment companies. Please note that in addition to the advisory and operational fees the Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, the Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in illiquid securities. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities,

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and the Fund might be unable to sell illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

Restricted Securities

The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Short Sales

The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 95% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 75% of the net assets of the Fund.

Fixed Income Securities

General

The Fund may invest in fixed income securities. Examples of such securities are described below.

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Corporate Debt Securities

The Fund may invest in fixed-income securities of any maturity, including fixed income securities rated below investment grade by one or more statistical ratings organizations such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Adviser will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Lower-Rated Debt Securities

The Fund may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

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Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These enterprises were created by the U.S. government to help certain important sectors of the economy reduce their borrowing costs. The U.S. government does not directly back government sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. government with respect to Fannie Mae or Freddie Mac will succeed. Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

Risks Associated with Investing in U.S. Government Securities

The U.S. government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. government, there is minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. government (although some are guaranteed by the U.S. government), they also offer little credit risk.

However, another type of risk that may affect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of any U.S. government security held by the Fund, while a decline in interest rates would generally increase the market value of such investment.

Convertible Securities

The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

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Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Structured Securities

Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets. For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund. The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

Variable or Floating Rate Securities

Variable or floating rate securities provide for periodic adjustments of the interest rate paid. Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Stripped Securities

The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage

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firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Zero Coupon Bonds

The Fund may purchase zero coupon bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, whose fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Real Estate-Related Investments

Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its net asset value; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

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Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are a form of borrowing that involves the sale of a debt security held by the Fund, with an agreement by the Fund to repurchase the security at a stated price, date and interest payment. Accordingly, the Fund is subject to a maximum percentage investment of one-third of its assets in reverse repurchase agreements.

The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. The Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market at least equal in value to its obligations in respect of reverse repurchase agreements.

Borrowing

The Fund may borrow money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.

The Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks. In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in

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value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

The 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund’s does not contemplate borrowing money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Issuance of Senior Securities

Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of borrowing and certain other leveraging transactions. With respect to the Fund’s fundamental investment restriction relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose as discussed above. The Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by the Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that the Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The Fund’s policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Options, Futures and Other Derivative Strategies

General

The Fund may invest in futures, forwards, options, spot contracts and swaps on commodities, financial indices and instruments, currencies and interest rates (collectively, “Financial Instruments”). The use of such Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.

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In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1)	Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)	The prices of Financial Instruments can diverge from the prices of their underlying instruments and may be affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)	As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

The Fund will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or held in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

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Options

The Fund will purchase call options in anticipation of an increase in the market value of the underlying reference instrument or a positive change in the currency in which such underlying instruments are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase the underlying reference instruments at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of the underlying reference instrument or a negative change in the currency in which such instrument are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified reference instruments or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options. A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified reference instrument owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying instrument. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying instrument. In addition, the Fund’s ability to sell the underlying instrument is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund may also write covered put options that give the holder of the option the right to sell the underlying instrument to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying instrument at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific underlying reference instrument at a specified future time at a specified price.

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An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if the Fund buys an option (either to sell or buy a futures contract), the Fund will pay a “premium” representing the market value of the option. Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, the Fund may lose the entire amount of the premium. Conversely, if the Fund sells an option (either to sell or buy a futures contract), the Fund will be credited with the premium but will have to deposit margin due to the Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

Swaps

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market and provide

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investors with exposure to specific “baskets” of issuers of bonds or loans. Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above. The Fund reserves the right to invest in similar instruments that may become available in the future.

Forward Trading. The Fund may trade forward contracts. Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Neither the Commodity Futures Trading Commission (“CFTC”) nor any banking authority regulates trading in forward contracts. In addition, there is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

In its forward trading, the Fund is subject to the risk of the bankruptcy of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Fund trades. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on CFTC regulated commodity brokers in respect of customer funds on deposit with them. However, the Fund intends to engage in forward trading only with large, well-capitalized banks and dealers. The Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

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Wholly-Owned Subsidiary

The Fund will invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary will invest the majority of its assets in futures, forwards, options, swaps and spot contracts in commodities, currency and fixed income markets primarily for speculative purposes. The Subsidiary may invest in financial futures, option and swap contracts and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary.

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Adviser a management fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Fund’s Subsidiary. As a result, the Fund’s investment in the Subsidiary will not result in the Fund paying duplicative management fees. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives, which are specific to the Subsidiary and its operations and not duplicative of services provided to the Fund. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. Please refer to the section in this SAI titled “Tax Status” for information about certain tax aspects of the Fund’s investment in the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Adviser has, on behalf of the Subsidiary, filed a notice with the National Futures Association claiming exemption from the CFTC’s reporting requirements in accordance with Part 4 of the CFTC regulations pursuant to no-action relief for certain subsidiaries of registered investment companies. Under this no-action letter guidance, the CFTC regulations provide relief relating to CFTC reporting requirements for commodity pools, such as the Subsidiary, that are wholly-owned subsidiaries of registered investment companies (such as the Fund). The Advisor also claims exemption from the CFTC’s disclosure and reporting requirements in accordance with Part 4 of the CFTC regulations, which provide relief relating to CFTC disclosure and reporting requirements for commodity pools, such as the Subsidiary, that are operated by a CPO that is the same as, controls, is controlled by or is under common control with the CPO of an offered pool (such as the Fund).

The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Although only 25% of the Fund’s assets may be invested in the Subsidiary, that portion of the Fund’s assets may be highly leveraged, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund shareholders would likely suffer decreased investment returns.

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Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as the SEC’s December 2015 proposed rule regarding the use of derivatives by registered funds and business development companies, would limit funds’ use of derivatives and require them to put risk management measures in place. Under the proposed rule, a fund would be required to comply with one of two alternative portfolio limitations designed to limit the amount of leverage the fund may obtain through derivatives and certain other transactions. A fund would also have to manage the risks associated with their derivatives transactions by segregating certain assets in an amount designed to enable the fund to meet its obligations, including under stressed conditions. A fund that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. The proposed reforms would also address funds’ use of certain financial commitment transactions, such as reverse repurchase agreements and short sales, by requiring funds to segregate certain assets to cover their obligations under such transactions. Another example are the legislative and regulatory proposals in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) which would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Fundamental Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy:

As a matter of fundamental policy, the Fund may not:

  Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions;

  Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

  Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities);
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  Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into financial contracts such as, but not limited to, futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or

  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations promulgated thereunder, and any applicable exemptive relief. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

  The Fund may not mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets.

  The Fund will not make investments for the purpose of exercising control of management of any company.

  The Fund may not invest in other investment companies advised by the same investment adviser as the Fund or in investment companies advised by affiliates of such adviser.

The Subsidiary will also follow the Fund’s fundamental and non-fundamental investment restrictions, described above, except for those fundamental policies that would restrict a Subsidiary’s investments in commodities (e.g., the fundamental policies set forth in paragraph 5). The Subsidiary will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. The Fund will look through the Subsidiary for purposes of compliance with diversification, leverage and concentration requirements and restrictions.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent

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Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that (i) its Chairman, Brian Nielsen (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder. The Independent Trustees have selected Anthony Lewis as the Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth below. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i)

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experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over ten years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee, and the Nominating Committee. All Independent Trustees are members of the Audit Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).	4	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust, Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	4	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	4	Orizon Investment Counsel (financial services company) Board Member

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Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	4	NONE

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Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (formerly, Gemcom, LLC) (2004-2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***As of October 31, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the Balter L/S Small Cap Equity Fund, Balter Event-Driven Fund and the Balter European L/S Small Cap Fund managed by the same adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series

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Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the independent members of the Board of Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the independent members of the Board of Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board of Trustees. The Compensation Committee will generally meet annually.

Other Committees of the Trust

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee shall, at all times, consist of no less than three members, including the Trust’s President and Treasurer, and may include such number of alternate members that are officers of the Trust’s Administrator or the investment adviser of a series of the Trust as the Board of Trustees or the members of the Valuation Committee may from time to time designate. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Effective January 2016, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $15,000, allocated among each of the various portfolios comprising the Trust, as well as reimbursement for any reasonable expenses incurred attending the regular quarterly meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman will receive a $2,000 additional quarterly fee. Effective December 2015, each Trustee who is not an interested person of the Trust or Adviser will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting to be paid by the Adviser requesting the special in-person meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Fund and Fund Complex during the period ended October 31, 2016.

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Name	The Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
Thomas T. Sarkany	$2,001	None	None	$8,190
Anthony Lewis	$2,001	None	None	$8,190
Keith Rhoades*	$2,336	None	None	$9,546
Randy Skalla	$2,001	None	None	$8,190
Brian Nielsen**	$0	None	None	$0

*Mr. Rhoades also serves as chairman of the Audit Committee.

**Mr. Nielsen is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***As of October 31, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the Balter L/S Small Cap Equity Fund, Balter Event-Driven Fund and the Balter European L/S Small Cap Fund managed by the same Adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and other series of the Trust as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas T. Sarkany	None	None
Anthony Lewis	None	None
Keith Rhoades	None	None
Randal Skalla	None	None
Brian Nielsen*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor), Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of February 1, 2017 the following persons owned, beneficially or of record, 5% or more of a class of shares of the Fund.

Name of Shareholder	% Of Share Class Owned

Institutional Class Shares

Charles Schwab & Co. Inc./Special Custody Account FBO Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105	7.53%
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Strafe & Co/FBO CWC LLC P.O. Box 6924 Newark , DE 19714-6924	80.24%

Investor Class Shares

Charles Schwab & Co. Inc./Special Custody Account FBO Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105	10.54%

TD Ameritrade Inc. FBO Customers P.O. Box 2226 Omaha, NE 68103-2226	61.67%

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is controlled by Balter Capital Management (“BCM”). BCM, in turn is controlled by Brad R. Balter. Balter is also controlled by Antler LLC, which, in turn is controlled by The David A. Sackler 2012 Trust, The Marianna R. Sackler 2012 Trust, The Rebecca K. Sackler 2012 Trust and Wasatch LLC.

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the

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Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on April 23-24, 2015.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 1.70% of the Fund’s average daily net assets.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until February 28, 2018, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Share Class	Expense Cap
Institutional Class	1.89%
Investor Class	2.19%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and

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prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For the fiscal periods ended October 31 the Fund paid the following advisory fees to the Adviser pursuant to the investment advisory agreement with the Fund, of which the Adviser waived or recouped the amount set forth in the table below.

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waivers
October 31, 2016	$2,136,676	($156,467)	$-	$1,980,209
October 31, 2015*	$756,729	($63,347)	$-	$693,382

*The Balter Discretionary Global Macro Fund commenced operations on May 29, 2015.

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary. The Adviser, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Sub-Adviser

Willowbridge Associates Inc., 101 Morgan Lane, Suite 180, Plainsboro, New Jersey 08536, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund (the “Sub-Adviser” or “Willowbridge”). Willowbridge is registered as an investment adviser with the SEC and as a commodity trading advisor with the U.S. Commodity Futures Trading Commission, and a member of the National Futures Association in such capacities. Willowbridge was founded in 1988 by Philip L. Yang, Jr., who is the sole shareholder and director of Willowbridge.

The Sub-Adviser has agreed to furnish continuously an investment program for its assigned portion of the Fund that it sub-advises and shall determine from time to time in its discretion the futures, securities and other investments to be purchased or sold or exchanged and what portions of the Fund’s assets allocated to it shall be held in various futures, securities, cash or other investments in accordance with its wPraxis Trading Approach 1X Leverage strategy. In this connection, the Sub-Adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-Adviser’s management of the Fund assets. The Sub-Adviser shall carry out its responsibilities in compliance with: (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations.

The Adviser has the responsibility for portfolio management, communicating performance expectations and evaluations to the sub-advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The SEC has granted, an exemptive order to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, which permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.

The Adviser will pay the sub-advisers monthly an annual fee of the net assets of the Fund allocated to that sub-adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the sub-advisers, the Custodian, the transfer agent or the administrator.

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Although the sub-advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the sub-advisers’ individual security selections. The sub-advisers may have complete discretion to purchase, manage and sell portfolio futures, securities and other investments for the portions of the Fund’s portfolio that they manage, subject to the Fund’s investment objective, policies and limitations, and the oversight of the Fund’s portfolio manager.

Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Partner of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Adviser

Philip L. Yang, Jr. Mr. Yang, a co-portfolio manager of the Fund, founded Willowbridge Associates Inc. (“Willowbridge”) in 1988 after building a systematic trading approach at Caxton Corporation, now Caxton Associates, L.L.C. (“Caxton”), a commodity trading advisory firm, where he began his career. There, he served initially as Director of Research, where his research concentration was in the development and application of computerized trading models for a broad range of financial markets, and later as a Senior Vice President and Director of Commodity Trading. Mr. Yang has extensive experience in both systematic and discretionary trading styles. Mr. Yang obtained a bachelor’s degree with honors from the University of California at Berkeley, where he was inducted into Phi Beta Kappa. He received his master’s degree from the Wharton School of the University of Pennsylvania.

Frank C. Marrapodi. Mr. Marrapodi, a co-portfolio manager of the Fund, is the Director of Global Macro Trading at Willowbridge and co-manages the wPraxis Trading Approach with Mr. Yang. He joined Willowbridge as a Portfolio Manager and Manager of the Global Macro Execution Desk in 1999. Mr. Marrapodi began his career as an Execution Desk Trader for Moore Capital Management LLC where he gained exposure to a variety of markets. Mr. Marrapodi subsequently joined Salomon Brothers, Inc. and later Citigroup Global Markets Inc., where he was a foreign exchange trader. Mr. Marrapodi received his bachelor’s degree in Economics from Roanoke College in Salem, Virginia.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of October 31, 2016.

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Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
The Adviser
Brad R. Balter	3	$211 million	7	$202 million	30	$857 million
Jay C. Warner,	3	$211 million	5	$101 million	30	$857 million
Ben R. Deschaine, Sr.	3	$211 million	0	$0	0	$0
The Sub-Adviser
Philip L. Yang	0	$0	14	$1.19 billion	1	$11 million
Frank C. Marrapodi	0	$0	8	$650 million	1	$11 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Balter

Because Balter performs investment management services for various clients, certain conflicts of interest could arise. Balter may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. Balter will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that Balter, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where Balter buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Willowbridge

Willowbridge is free to manage more than one account and trading decisions for the accounts it manages may be made at or about the same time. These various accounts may be deemed to be competing for the same or similar positions in the market. Depending on market liquidity and other factors, this possibility could result in client orders being executed at prices that are less favorable than would otherwise be the case. Moreover, Willowbridge is compensated by fees paid from client accounts. The financial terms for Willowbridge’s services may vary, creating the potential for preferences.

Willowbridge, its principals and their families, its employees and its affiliates have traded, and may continue to trade, commodity interests for their own accounts on the same basis as trades made for clients or on a different basis. It is possible that orders for the account of Willowbridge, its principals and their families, its employees and its affiliates may be entered in advance of or opposite to orders for client accounts pursuant to, for instance, a neutral order allocation system, a different trading strategy, or a different risk level of trading. All trades will generally be placed in a block order, at the exact same time, unless there is a difference between accounts, for instance due to client investment restrictions or brokerage limitations. If such a difference was to exist and a trade had to be executed separately for a client, it would be the Sub-Adviser’s general policy to place the client’s trade first and the proprietary trade second. It is due to the unique brokerage structure in working with futures that it would be possible for one client or family member to pay less in brokerage commissions than another client or family member. As a general matter, the records of proprietary trading by Willowbridge, its principals and their families, its employees and its affiliates will not be made available to clients due to their confidential nature.

Willowbridge may use a number of different trading programs to trade proprietary and client accounts. As a result, trading decisions generated by one trading program and trading decisions made by another may be entirely different. Thus, positions may differ among accounts.

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As Willowbridge manages additional accounts, these accounts will increase the level of competition for the same trades made for the client. In addition, all futures accounts owned or controlled by Willowbridge will be combined for CFTC and exchange position limit purposes, and the positions controlled by Willowbridge may be required to be aggregated with positions maintained or controlled by its affiliates. Such aggregation could require a reduction in a client’s positions or limitations on the trading in the client’s accounts. Any reduction in a client’s position resulting from such aggregation will be done on a pro rata basis.

Willowbridge, its principals and their families, employees, and affiliates may have trading accounts at the same brokerage firms as clients, and may, because of the amount traded through the brokerage firms, pay lower commissions than clients. Willowbridge employees may provide services to entities that are affiliated with Willowbridge and to unrelated entities, although they spend substantially all of their business time performing duties for Willowbridge and its affiliates. These employees have a conflict of interest in allocating their time among their duties to Willowbridge and duties or commitments involving other business ventures.

Willowbridge appears on the approved list of CPOs for many FCMs. Appearance on an approved list means that an FCM’s representatives may solicit managed accounts for a trading advisor. Inclusion on such an approved list may create a conflict of interest for a trading advisor between its duty to trade clients’ accounts in the best interest of clients and its financial interest in maintaining a position on an FCM’s approved list, which could be contingent upon generation of adequate commission income from those accounts managed by the advisor. Willowbridge’s policy, however, is to trade all comparable accounts in the same manner regardless of the method by which the account was obtained.

In certain instances, Willowbridge may benefit from introducing broker arrangements to the extent that it manages investment vehicles operated by an introducing broker or its affiliates since the introducing broker’s arrangements may provide an incentive for it or its affiliates to continue allocating assets to Willowbridge.

In evaluating these potential conflicts of interest, clients should be aware that Willowbridge has a duty to exercise good faith and fairness in dealings affecting the accounts of its clients.

Portfolio Manager’s Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the most recent practicable date.

Balter

Balter’s portfolio managers are compensated with a base salary which is determined by individual and firm-wide performance as well as an annual incentive bonus. Balter’s portfolio managers participate in the parent firm, BCM’s profit share plan and defined benefit plan.

Willowbridge

Willowbridge’s portfolio managers are compensated with a base salary, an annual incentive bonus and participation in the Willowbridge 401(k) Plan.

Portfolio Managers’ Ownership of the Fund

As of October 31, 2016, the following portfolio managers beneficially owned shares of the Fund:

Portfolio Manager	Range of Shares Owned
Brad R. Balter	Over $100,000
Ben R. Deschaine	$10,001 to $50,000
Jay C. Warner	Over $100,000
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Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 80 Arkay Drive, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on April 24, 2015. The Agreement shall remain in effect for 2 years from the date of the Fund’s commencement of operations, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. For the fiscal periods ended October 31 the Fund paid the following fee for fund administration, fund accounting services and transfer agent services:

Fiscal Period Ended	Administration and Fund Accounting Fees
October 31, 2016	$126,936
October 31, 2015*	$38,713

*The Balter Discretionary Global Macro Fund commenced operations on May 29, 2015.

Fund Accounting

GFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

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Transfer Agent

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

U.S. Bank, National Association (“U.S. Bank”), 1555 North River Center Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS. For the period ended October 31, 2016 the Fund paid $25,341 for compliance consulting services.

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares

The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended October 31, 2016.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Balter Discretionary Global Macro Fund	$0	$0	$0	$0

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

12b-1 Distribution and Shareholder Servicing Plan

As noted in the Prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Investor Class shares (the “Plan”) pursuant to which Investor Class shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plan, Investor Class shares of the Fund may pay a combined distribution or shareholder servicing fee at an annual rate of up to 0.25% of the average net assets of Investor Class shares as compensation for the Distributor providing account maintenance and/or distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. Each Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1

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Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

For the fiscal period ended October 31, 2016 the Fund paid $1,826 in distribution related fees.

For the fiscal period ended October 31, 2016 the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Balter Discretionary Global Macro Fund Investor Shares
During the Fiscal Period Ended October 31, 2016
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$292
Payment to dealers	$1,534
Compensation to sales personnel	None
Other	$0
Total	$1,826

Shareholding Servicing Plan

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust established by the Fund with respect to the Investor class of the Fund, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund (“Shareholder Servicing Activities”). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Fund. Shareholder Servicing Fees are accrued daily and paid quarterly, at an annual rate of up to 0.05% of the average daily net assets of the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Fund; (3) processing dividend and other distribution payments from the Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax

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reports or forms on behalf of shareholders; (6) forwarding communications from the Fund to shareholders; (7) assisting shareholders in changing the Fund’s records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, each class pays the Adviser a fee of up to 0.05% of the class’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

For the fiscal period ended October 31, 2016, the Fund did not pay any shareholder servicing related fees.

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

It is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund.  Weight is currently not given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  The Adviser retains the right to update this policy. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

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Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law. Whenever possible, all trades are done in a block with allocations made on a pro-rata basis. Each client will participate in the transaction at an average price, allocated in a pro-rata amount based on the asset size of the account.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal periods ended October 31 the Fund paid the following brokerage commissions.

Fiscal Period Ended	Brokerage Commissions
October 31, 2016	$14,146
October 31, 2015*	$4,002

*The Balter Discretionary Global Macro Fund commenced operations on May 29, 2015.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 39.6%) and could increase brokerage

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commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions. For the fiscal periods ended October 31, 2015 and October 31, 2016 the Fund’s portfolio turnover rate was 151% and 602%, respectively.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s CCO serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

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The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, National Association. U.S. Bank, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Tait, Weller & Baker LLP. Tait, Weller & Baker LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Trust; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

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Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such

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periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of certain series which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

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Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Under the recently enacted Regulated Investment Company Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. Thus, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Fund will hold shares in Underlying Pools for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

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A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However,

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the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

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Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Wholly Owned Subsidiary

The Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary’s securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

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In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. Income subject to such a flat tax includes dividends and certain interest income. The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Further, new Code Section 1472 imposes a 30% withholding tax on withholdable payments made after December 31, 2012, to non-foreign financial institutions unless certain requirements are satisfied. This new U.S. withholding tax regime is completely separate and distinct from the one described immediately above, and imposes a 30% withholding tax on fixed or determinable annual or periodic income, gains from the disposition of property that produces dividends and interest income, and certain other amounts, unless the foreign fund certifies to the U.S. withholding agent that the fund does not have a substantial U.S. owner or provides the name, address and tax ID number of each substantial U.S. owner.

The Subsidiary will be wholly-owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a “U.S. Shareholder” and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

The U.S. Internal Revenue Service is currently reviewing the use of controlled foreign corporations, structured notes and other types of derivatives by regulated investment companies, such as the Fund, to obtain indirect exposure to commodities. In the event this review ultimately results in a change in federal income tax law, such change could result in the inability of the Fund and/or Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders.

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There are and will likely continue to be proposals for amendments to federal income tax laws that could, if enacted, have adverse effects on the Fund, its investments or its shareholders. Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Consolidated Financial Statements

The consolidated financial statements of the Fund for the fiscal period ended October 31, 2016 and the independent registered public accounting firm’s report are incorporated herein by reference to the Fund’s Annual Report. These consolidated financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights and notes to the consolidated financial statements. The Fund will provide the Fund’s Annual Report without charge upon request in writing or by telephone.

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APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on

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the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

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q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

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Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

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Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s National Credit Ratings

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For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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APPENDIX “B”

Proxy Voting Policies

The following information is a summary of the proxy voting guidelines for BALTER LIQUID ALTERNATIVES, LLC (the “Adviser”). Throughout this policy, Willowbridge Associates Inc. is known the “Subadviser”.

I.       BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II.       PROXY VOTING POLICY AND PROCEDURES

Adopted November 17, 2015

A.       STATEMENT OF POLICY

The Adviser shall retain full discretionary authority to exercise voting rights with respect to the securities and other investments of the Subadviser Assets. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Subadviser or take any action with respect thereto. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline. The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser or its designee will provide a copy of such procedure to the Subadviser and establish a process for the timely distribution of the voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

B.       PROXY VOTING PROCEDURES

The Advisor will retain a third party proxy advisory firm to provide proxy voting recommendations and to assist it in coordinating and voting proxies with respect to client securities. On an annual basis, the Chief Compliance Officer will review the services of the proxy advisory firm to assure that:

•       proxies are being properly voted;

•       appropriate records are being retained;

•       the proxy advisory firm’s conflict policies and procedures are robust; and

•       there have been no business changes at the proxy advisory firm that would endanger the capacity or competency of the proxy advisory firm to provider the advisor with recommendations.

If there are any client securities for which the Advisor is unable to provide a voting recommendation or assist in voting proxies, the Chief Investment Officer with the assistance of the Chief Compliance Officer, will:

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•       keep a record of each proxy received and how voted;

•       determine which accounts managed by the Advisor hold the security to which the proxy relates; and

•       absent conflicts of interest (see Section D below), determine how the Advisor should vote the proxy and in a timely manner vote the proxy by mail or electronic means.

Within 10 days of the proxy vote deadline, the Advisor will notify the Subadviser of any upcoming proposals. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline by email to the Chief Compliance Officer, or his designee.

The Chief Compliance Officer will have the responsibility of ensuring that the Advisor complies with the Proxy Voting Policies and Procedures.

C. VOTING GUIDELINES

The Advisor believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. After consideration of input from any Subadviser and review of the proxy advisory firm’s vote recommendation, the Advisor will:

•       generally vote in accordance with the recommendation of the third party proxy advisory firm;

•       generally, in the absence of a recommendation from the third party proxy service, vote in favor of routine corporate housekeeping proposals, including election of directors, selection of auditors, and increases in or reclassification of common stock. The Advisor will generally vote for stock option plans or plan amendments for corporate directors, executive and employees; and

•       generally, in the absence of a recommendation from the third party proxy service, vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Advisor shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•       whether the proposal was recommended by management, the Subadviser’s opinion of management, and the Advisor’s opinion of management;

•       whether the proposal acts to entrench existing management; and

•       whether the proposal fairly compensates management for past and future performance.

D.       CONFLICTS OF INTEREST

The Advisor may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Advisor, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. If at any time, the Chief Compliance Officer becomes aware of potential or actual conflict of interest relating to a particular proxy proposal, the Chief Compliance Officer will cause the Advisor to handle the proposal as follows:

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•       If the proposal is covered by the proxy advisory firm, the Chief Compliance Officer will cause the proxy to be voted in accordance with the proxy advisory firm’s recommendation; or

•       If the proposal is not covered by the proxy advisory firm, the Chief Compliance Officer will notify the Northern Lights Fund Trust II Chief Compliance Officer who shall determine the manner in which to vote and may notify the Fund’s Board of Trustees or its designated committee.

In the case of conflicts involving any advisory client of Balter Client Management, LLC (“BCM”), an entity that controls the Advisor, the proposal will be thoroughly reviewed by BCM on behalf of these clients and voted in the best interests of these clients or, in the discretion of BCM, will not be voted by BCM.

E.        DISCLOSURE

Information regarding how the fund, a series of Northern Lights Fund Trust II, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-844-322-8112 or by accessing the SEC’s website at http://www.sec.gov.

F.        RECORDKEEPING

The Chief Compliance Officer will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

•       Copies of this proxy voting policy and procedures, and any amendments thereto.

•       A copy of each proxy statement that Advisor receives that are not available on the SEC’s EDGAR system.

•       A record of each vote that Advisor casts.

•       A copy of any document Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

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Balter Event-Driven Fund

Institutional Class (Symbol: BEVIX)

Investor Class (Symbol: BEVRX)

Prospectus

March 1, 2017

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Balter Event-Driven Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

Summary Section	1
Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	9
Investment Objective	9
Principal Investment Strategies	9
Principal Risks of Investing in the Fund	10
Portfolio Holdings Information	16
Management of the Fund	16
The Adviser	16
The Sub-Adviser	16
Portfolio Managers	17
Shareholder Information	18
Choosing a Share Class	18
More About Institutional Class Shares	18
More About Investor Class Shares	19
Share Price	19
How to Purchase Shares	20
How to Redeem Shares	21
Redemption Fee	23
Tools to Combat Frequent Transactions	24
Distribution of Fund Shares	25
Distributions and Taxes	25
Tax Status, Dividends and Distributions	25
Financial Highlights	26
PRIVACY NOTICE	28

Summary Section

Investment Objective. The investment objective of the Balter Event-Driven Fund (the “Fund”) is to seek to generate absolute returns.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.80%	1.80%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.78%	0.83%
Remaining Other Expenses	0.62%	0.62%
Interest Expense	0.16%	0.16%
Shareholder Servicing Fee	0.00%	0.05%
Acquired Fund Fees and Expenses(1)	0.06%	0.06%
Total Annual Fund Operating Expenses	2.64%	2.94%
Fee Waiver/Expense Reimbursement	(0.43%)	(0.43%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.21%	2.51%

(1)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

(2)	Pursuant to an operating expense limitation agreement between Balter Liquid Alternatives, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) for the Fund do not exceed 1.99% and 2.29% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2018. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the lower of the current expense cap or the expense cap in place at the time of the waiver or reimbursement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through February 28, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$224	$780	$1,362	$2,942
Investor Class	$254	$869	$1,510	$3,231

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From the Fund’s commencement of operations, December 28, 2015 through the Fund’s fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 145% of the average value of the portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will seek absolute returns by investing in equity and debt and debt-like instruments of companies utilizing an event driven strategy. Event-driven investing is an investment strategy that seeks to exploit pricing inefficiencies that may occur before or after a corporate event, such as asset sales, mergers & acquisitions, spin-offs, lawsuits, various arbitrages, bankruptcies, defaults, liquidations, restructurings, and recapitalizations, (referred to as “event-driven opportunities”). The Fund will focus on investments in the securities of distressed, stressed and/or out-of-favor companies and special situations, all opportunities where a corporate, legal, regulatory, or other event could lead to a revaluation of certain securities and/or loans of an entity. The Fund seeks to profit from the often significant market inefficiencies surrounding these event-driven opportunities. The Fund may invest in both U.S. and foreign securities (including emerging market securities), and may invest in securities of companies of any market capitalization and in debt securities of any maturity. The Fund may invest in equity securities of any type, including, exchange-traded funds (“ETFs”).

The Fund will invest in “below investment grade” securities and obligations of domestic and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

Tiburon Capital Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), practices research intensive, fundamental security selection and bases its investment decisions on internally generated research, and from time to time on research obtained from outside sources. The Fund’s Sub-Adviser takes both long and short positions in a wide range of public and private equity and debt securities, including listed equities, when-issued equities, private equities and Private Investments in Public Equity Securities (“PIPES”), bonds, private placements, put or call options or other derivatives, loans, trade claims, lease paper and other instruments in implementing its strategies and in certain limited cases, these positions are leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Fund.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•         Bank Loans Risk. The Fund may invest in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations.

•         Bankruptcy Claims Risk. The Fund may invest in bankruptcy claims which are amounts owed to creditors of companies in financial difficulty. Bankruptcy claims are illiquid and generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim.

•         Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in debt securities, including high-yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities.

•         Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise

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because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•         Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

•	Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants, convertibles and swaps. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates.

•	Distressed Investments Risk. The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

•	Emerging Market Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they
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may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

•	Event Driven Strategies Risk. Generally, the success of event driven strategies depends on the successful prediction of whether various corporate events will occur or be consummated. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses or fail to achieve a desired rate of return. The Fund may also incur losses unwinding its event driven and distressed positions in the event that a proposed merger or other corporate event does not occur as expected by the sub-adviser or the sub-adviser determines the position no longer represents an attractive investment opportunity for the Fund and its shareholders. In addition, certain events, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks because of the issuer’s financial fragility and the likelihood that its management has little experience with bankruptcy, and the securities of such companies may be more likely to lose value than the securities of more financially stable companies.

•	Exchange-Traded Funds Risk. Investments in ETFs carry security specific risks and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

•	Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

•	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.

•	General Risk. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.

•	Hedging Transactions Risk. The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

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•	High-Yield and Unrated Securities Risk. The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high-yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

•	Investment in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high-yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

•	Leveraging Risk. The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

•	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•	Litigation and Enforcement Risk. Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

•	Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

•	Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

•	Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

•	PIPEs Risk. The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either
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restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

•	Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.

•	Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

•	Stock Market Volatility Risk. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments.

Performance. The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2016 compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund is the successor to the Tiburon Credit Opportunities Master Fund, Ltd. (the “Predecessor Fund”), which transferred its assets to the Institutional Share Class of the Fund in connection with the Fund’s commencement of operations. The Sub-Adviser managed the Predecessor Fund, and the Fund’s investment policies, objective, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of anticipated fees and expenses applicable to the Institutional Class Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different. Please refer to the financial statements of the Predecessor Fund in the Fund’s Statement of Additional Information for additional information on the Predecessor Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at no cost by calling the Fund toll-free at 1-844-322-8112 or on the Fund’s website www.balterliquidalts.com.

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Institutional Class Shares1

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 11.68% (for the quarter ended September 30, 2013). The worst performance was -5.77% (for the quarter ended September 30, 2014).

1 The returns shown in the bar chart are for Institutional Class shares. The performance of Investor Class shares will differ due to differences in expenses and sales load charges.

Average Annual Total Returns For the Periods Ended December 31, 2016(1)	One Year	Five Years	Life of Fund(2)
Institutional Class Shares
Return Before Taxes	-1.74%	4.31%	5.95%
Return After Taxes on Distributions	-1.75%	4.30%	5.95%
Return After Taxes on Distributions and Sale of Fund Shares	-0.97%	3.34%	4.71%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	13.37%
Investor Class Shares
Returns Before Taxes	1.70%	N/A	-1.69%
Barclays US Corporate High Yield (reflects no deduction for fees, expenses or taxes)	17.13%	7.36%	8.02%
HFRX Event Driven Index (reflects no deduction for fees, expenses or taxes)	11.08%	3.65%	2.06%
(1)	This performance information reflects the performance of the Predecessor Fund as adjusted to reflect Institutional Class Shares and Investor Class Shares expenses reflected in the Fee Table.
(2)	The Predecessor Fund commenced operations on February 1, 2010.

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period. After tax returns are shown for only Institutional Class Shares and after tax returns for Investor Class Shares will vary.

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7 trillion benchmarked to the index, with index assets comprising approximately USD 1.9 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

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The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.

The HFRX Event Driven Index includes investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

Investment Adviser. Balter Liquid Alternatives, LLC serves as the Fund’s investment adviser (the “Adviser”).

Investment Sub-Adviser. Tiburon Capital Management, LLC serves as the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers. The following serves as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Fund Since:
The Adviser
Brad R. Balter, CFA, CEO	Portfolio Manager	December 2015
Jay C. Warner, CFA, CIO	Portfolio Manager	December 2015
Ben R. Deschaine, CAIA	Portfolio Manager	December 2015
The Sub-Adviser
Peter Lupoff	CEO and Co-Portfolio Manager	December 2015
Brian Swain	Managing Director and Co-Portfolio Manager	December 2015

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Balter Event-Driven Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130), or by telephone at 1-844-322-8112. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Fund is $50,000 and $5,000, for Institutional Class and Investor Class, respectively, with a minimum subsequent investment of $500 for each Class. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50. The Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The primary investment objective of the Fund is to seek to generate absolute returns.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change.

Principal Investment Strategies

Principal Investment Strategies. Under normal market conditions, the Fund will seek absolute returns by investing in equity and debt and debt-like instruments of companies utilizing an event driven strategy. Event-driven investing is an investment strategy that seeks to exploit pricing inefficiencies that may occur before or after a corporate event, such as asset sales, mergers & acquisitions, spin-offs, various arbitrages, lawsuits, bankruptcies, defaults, liquidations, restructurings, and recapitalizations, (referred to as “event-driven opportunities”). The Fund will focus on investments in the securities of distressed, stressed and/or out-of-favor companies and special situations, all opportunities where a corporate, legal, regulatory, or other event could lead to a revaluation of certain securities and/or loans of an entity. The Fund seeks to profit from the often significant market inefficiencies surrounding these event-driven opportunities. The Fund may invest in both U.S. and foreign securities (including emerging market securities), and may invest in securities of companies of any market capitalization and in debt securities of any maturity. The Fund may invest in equity securities of any type, including, exchange-traded funds (“ETFs”).

The Fund will invest in “below investment grade” securities and obligations of domestic and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

Tiburon Capital Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), practices research intensive, fundamental security selection and bases its investment decisions on internally generated research, and from time to time on research obtained from outside sources. The Fund’s Sub-Adviser takes both long and short positions in a wide range of public and private equity and debt securities, including listed equities, when-issued equities, private equities and Private Investments in Public Equity Securities (“PIPES”), bonds, private placements, put or call options or other derivatives, loans, trade claims, lease paper and other instruments in implementing its strategies and in certain limited cases, these positions are leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Fund.

The Fund’s Sub-Adviser:

•	does not have a long only bias (the Fund can be long or short anywhere in a company’s capital structure, depending upon where the best risk adjusted returns reside);
•	does not maintain static portfolio, and the Fund shall actively trade around core positions to mitigate volatility;
•	has a team of investment professionals with extensive investment and structuring experience committed to working together;
•	has a commitment to an investment philosophy and style that employs a fundamental “bottom up” deep value analysis and keen eye for “revaluation catalysts” that revalue company securities to fair value in a step-function change (see the “BRACE Methodology” below); and
•	has a disciplined and rigorous risk management framework.

The Sub-Adviser’s proprietary BRACE Methodology it is the linchpin of the sub-adviser’s scalable, consistent investment approach that it believes will produce superior risk-adjusted returns while minimizing downside deviation. BRACE is part of the sub-adviser’s investment process, and is required for every trade idea.

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The BRACE Methodology has five underlying elements: “B” Bottom-Up: company and industry analysis (deep value based), “R” Revaluation Catalyst: (a hard event that can revalue a company’s securities to fair value in a step function change), “A” Actors Assessment: (assessing the prospective acts of involved financial actors and how their actions can influence outcomes), “C” Capital Structure review: (review credit agreement and all bond indentures to understand priority of interests and differing rights and remedies) and “E” Externalities: macro, process, technical, legal (the outward looking element – investment landscape and macro considerations, knowledge of key dates such as interest payment dates, maturities, court dates and quarterly results; assessment of market technical data such as competitor liquidations, dealer exposures).

In addition to the principal investment strategies discussed above, the Adviser may lend the Fund’s securities to broker-dealers or other institutions to earn income for the Fund.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income investments, cash or cash equivalents. In addition, during such periods, the Fund may invest its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps. Temporary defensive positions may be initiated by the Sub-Adviser when market conditions make pursuing its investment strategy used for the Fund inconsistent with the best interests of the Fund. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

Bank Loans Risk. The Fund may invest in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the sub-adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

Bankruptcy Claims Risk. The Fund may invest in bankruptcy claims which are amounts owed to creditors of companies in financial difficulty. Bankruptcy claims are illiquid and generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim. The markets in bankruptcy claims are not generally regulated by U.S. federal securities laws or the SEC. Because bankruptcy claims are frequently unsecured, holders of such claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding. In addition, under certain circumstances, payments and distributions may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in debt securities, including high-yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

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Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. In addition, the Fund may invest in non-futures linked derivatives, which may be centrally cleared. Such central clearing may mitigate, but not eliminate, the counterparty risk associated with such investments.

Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions.  Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers.  Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants, convertibles and swaps. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to increased counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain of the Fund’s transactions in futures, swaps, and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund’s after-tax returns. Investing in derivatives may result in a form of leverage and subject the Fund to leverage risk, which is described below.

Distressed Investments Risk. The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Emerging Market Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in

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emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

Event Driven Strategies Risk. Generally, the success of event driven strategies depends on the successful prediction of whether various corporate events will occur or be consummated. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses or fail to achieve a desired rate of return. For example, the consummation of mergers, exchange offers, tender offers and other similar transactions or of restructurings, liquidations, spin-offs or other special situations can be prevented or delayed, or the terms changed, by a variety of factors. If the proposed transaction later appears unlikely to be consummated or is delayed, the market price of the securities may decline by more than the difference between the purchase price and the anticipated consideration to be paid, resulting in a loss to the Fund. The Fund may also incur losses unwinding its event driven and distressed positions in the event that a proposed merger or other corporate event does not occur as expected by the sub-adviser or the sub-adviser determines the position no longer represents an attractive investment opportunity for the Fund and its shareholders. In addition, certain events, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks because of the issuer’s financial fragility and the likelihood that its management has little experience with bankruptcy, and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations. Event driven strategies may fail when adequate information about the event is unavailable or information available is improperly analyzed. The actions of other market participants may also disrupt the events on which the Fund’s strategy depends. The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund can be expected to underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Exchange-Traded Funds Risk. Investment in ETFs carry security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income investments and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income investments and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income investments and derivatives generally increases. Investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than investments with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal rates at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will likely have a negative effort on the value of most fixed income investments and result in an increase in price volatility of fixed income investments.

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Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with portfolio transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. government and the U.S. economy.

General Risk. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Hedging Transactions Risk. The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

High-Yield and Unrated Securities Risk. The Fund may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the Advisor’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Investment in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high-yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled. Loans may

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offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund. Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. The Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available. The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leveraging Risk. The Fund may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments.

Litigation and Enforcement Risk. Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

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Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PIPEs Risk. The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, as amended, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.

Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Securities Lending Risk. The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each of the Funds is responsible for any loss that might result from its investment of the borrower’s collateral.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

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Stock Market Volatility Risk. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.80% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC and is registered as a commodities pool operator with the U.S. Commodity Futures Trading Commission.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 1.99% and 2.29% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2018, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the most recent fiscal period ended October 31, 2016, the Adviser received an advisory fee net of fee waivers and expense reimbursements equal to 1.36% of the Fund’s average daily net assets.

The Sub-Adviser

The Adviser, on behalf of the Fund, has entered into a sub-advisory agreement with Tiburon Capital Management, LLC, and the Adviser compensates the Sub-Adviser out of the investment advisory fees it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below). The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Adviser. The SEC has granted an exemptive order with respect to the Adviser,

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which extends to other registered investment companies advised by the Adviser, including the Fund, that permits the Adviser, subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board of Trustees and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund will receive notification of the change. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

The Adviser has entered into a sub-advisory agreement with Tiburon Capital Management, LLC. The Adviser compensates the Sub-Adviser out of its investment advisory fee it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of the Sub-Adviser recommended by the Adviser.

Tiburon Capital Management, LLC, 85 Broad Street, 17th Floor, New York, NY 10105, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Tiburon Capital Management, LLC is registered as an investment adviser with the SEC. Tiburon Capital Management, LLC was founded in 2009.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders dated October 31, 2016.

Portfolio Managers

The following provides additional information about the Sub-Adviser and its portfolio managers who are responsible for the day-to-day management of the Fund’s assets. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Senior Research Analyst of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

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The Sub-Adviser

Peter Lupoff. Peter Lupoff is the founding member of Tiburon Capital Management, LLC. Mr. Lupoff was previously a portfolio manager and Millennium Management LLC and Robeco WPG where he ran substantially similar strategies to those he employs for Tiburon Capital Management, LLC. Mr. Lupoff began his nearly 20 years of investment experience in this sector of the alternatives market in 1990 with MJ Whitman, Inc. At Whitman, Mr. Lupoff was a partner, member of the Board of Directors, portfolio manager and trader. He managed all activities as principal and agent in distressed private obligations for Whitman funds. After seven years, he spent one year at Lehman Brothers as a senior vice president where he traded and managed distressed private obligations for Lehman’s distressed/high yield proprietary unit and then five years doing restructurings, turn-around management and small, private direct investments via Tiburon Holdings, LLC. In 2003, Mr. Lupoff joined Schultze Asset Management LLC (“Schultze) where, as a managing director, he was involved in every facet of Schultze’s managed funds. The firm was named GAIM Top Performing Emerging Distressed Manager in 2004. He then spent eight months with EagleRock Capital Management, LLC where his responsibilities included portfolio management and research analysis and trading of distressed and high yield securities. EagleRock was named MARHedge’s Top Performing Event-Driven Manager in 2005. Mr. Lupoff’s prior investment experience includes CIBC, Bank of New York and Integrated Resources. Mr. Lupoff holds a B.A. degree from Hofstra University and an MBA degree from Fordham University. Mr. Lupoff is a Member of Professional Risk Manager’s International Association (“PRMIA”), International Association of Financial Engineer.

Brian Swain, CFA. Mr. Swain has over 20 years of alternative investment experience. He is the founding principal of Quattro Global Capital, LLC and served as its Chief Investment Officer and US Portfolio Manager since its inception in 1998 until 2012. He was Managing Director, Director of Research, and Portfolio Manager of Special Situations portfolio at The Palladin Group, L.P. (1992-1998) and Analyst at The Penn Mutual Life Insurance Company (1988-1992). He has extensive product management, analytical and trade structuring experience in convertible, high yield, derivatives, private securities and risk structures and is a Chartered Financial Analyst (CFA) Charter holder and a member of the Association of Investment Management and Research, as well as of the New York Society of Security Analysts. He has a BS in Finance from the Pennsylvania State University.

Shareholder Information

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered two classes of shares – Institutional Class shares and Investor Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

•	Investor Class shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and/or shareholder servicing fee and a 0.05% of shareholder servicing fee.

Each class of shares is subject to a redemption fee equal to 1.00%.

More About Institutional Class Shares

Institutional Class shares may be purchased without the imposition of any sales charges. The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Institutional Class shares are sold at NAV without an

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initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Institutional Class shares of the Fund is $50,000. The minimum subsequent investment in Institutional Class shares of the Fund is $500.

More About Investor Class Shares

Investor Class shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Investor Class shares include a 0.05% of Shareholder Servicing Fee. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of the Fund is $5,000. The minimum subsequent investment in Investor Class shares of the Fund is $500. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50.

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value

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to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs: Institutional Class and Investor Class shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Purchase by Mail. To purchase the Fund’s shares, simply complete and sign the Account Application and mail it, along with a check made payable to “Balter Event-Driven Fund” to:

via Regular mail:	via Overnight mail:
Balter Event-Driven Fund	Balter Event-Driven Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-844-322-8112 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Balter Event-Driven Fund.” The Fund will not

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accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-844-322-8112.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular mail:	via Overnight mail:
Balter Event-Driven Fund	Balter Event-Driven Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-844-322-8112. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

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The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan (for Investor Class shares only): If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.

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 A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $1,000 for Institutional and Investor Class accounts, the Fund may notify you that, unless the account is brought up to the minimum investment amount within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Redemption Fee

The Fund will deduct a 1.00% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

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Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy,”
•	Rejecting or limiting specific purchase requests, and
•	Charging a 1.00% redemption charge if shares are held less than 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-844-322-8112 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of the Fund will not be exchangeable for shares of other Classes.

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Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act applicable to the Investor Class shares. Under the 12b-1 Plans, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for Investor Class shares. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder Servicing Plan

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of the Fund’s Investor Class for shareholder services provided to the Fund by financial institutions.

Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Dividends from net investment income are generally made at least annually. Capital gain distributions from net profits from the sale of investments are generally made at least annually. Both distributions will be reinvested in shares of the

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Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income and dividends paid by a Fund and (b) certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, to collect and report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s October 31, 2016 annual report, which is available at no charge upon request.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Institutional Class	Investor Class

	For the	For the
	Period Ended	Period Ended
	October 31, 2016 (1)	October 31, 2016 (1)
Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)	(0.06)
Net realized and unrealized loss on investments	(0.18)	(0.18)
Total from investment operations	(0.24)	(0.24)
Net asset value, end of period	$9.76	$9.76
Total return (3,4)	(2.40)%	(2.40)%
Net assets, at end of period (000’s)	$25,229	$0 (7)
Ratio of gross expenses to average net assets (6,8)	2.58%	2.88%
Ratio of net expenses to average net assets (5,6,8)	2.15%	2.45%
Ratio of net investment loss to average net assets (6)	(0.65)%	(0.95)%
Portfolio Turnover Rate (4)	145%	145%

(1)	The Balter Event Driven Fund commenced operations on December 28, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Annualized.

(7)	Less than $1,000.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

	Institutional Class	Investor Class
Before fees waived	2.42%	2.72%
After fees waived	1.99%	2.29%

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PRIVACY NOTICE

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

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Investment Adviser

Balter Liquid Alternatives, LLC

125 High Street, Oliver Street Tower, Suite 802

Boston, MA 02110

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank, National Association

1555 North River Center Drive

Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Balter Event-Driven Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-844-322-8112, or by writing to:

Balter Event-Driven Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Information is also available at www.balterliquidalts.com.

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22549)

Statement of Additional Information

Dated: March 1, 2017

Balter Event-Driven Fund

Institutional Class (Symbol: BEVIX)

Investor Class (Symbol: BEVRX)

This Statement of Additional Information (“SAI”) provides general information about the Balter Event-Driven Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for Institutional Class and Investor Class shares dated March 1, 2017 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, free of charge, please write or call the Fund at the address or telephone number below:

Balter Event-Driven Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

1-844-322-8112

---------------------------------

---------------------------------

The Trust	1
Investment Policies, Strategies and Associated Risks	2
Fundamental Investment Limitations	24
Management of the Fund	25
Board of Trustees	25
Board Leadership Structure	25
Trustees and Officers	27
Board Committees	30
Trustee Compensation	30
Control Persons and Principal Shareholders	31
Investment Adviser	32
Sub-Adviser	34
Portfolio Managers	35
Other Service Providers	37
Distribution of Fund Shares	39
12b-1 Distribution and Shareholder Servicing Plan	39
Portfolio Transactions and Brokerage Allocation	42
Portfolio Turnover	43
Code of Ethics	44
Proxy Voting Procedures	44
Anti-Money Laundering Compliance Program	44
Portfolio Holdings Information	45
Determination of Net Asset Value	46
Financial Statements	53
APPENDIX “A” RATINGS DEFINITIONS
APPENDIX “B” Proxy voting policy

The Trust

The Balter Event-Driven Fund (the “Fund”) is a series of Northern Lights Fund Trust II, (the “Trust”) a Delaware statutory trust, organized on August 26, 2010.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers two classes of shares: Institutional Class shares and Investor Class shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Balter Liquid Alternatives, LLC (the “Adviser” or “Balter”) serves as the investment adviser to the Fund.

Tiburon Capital Management, LLC (the “Sub-Adviser”) serves as the Fund’s sub-investment adviser.

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Investment Policies, Strategies and Associated Risks

The investment objective of the Fund is to seek to generate absolute returns. The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Fund will provide shareholders with notice of any change to the Fund’s investment objectives at least 60 days prior to such change.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Special Situations

A portion of the Fund’s portfolios will be invested in special situations. Special situations may include, but are not limited to, investment in public or private securities and obligations of companies involved in spin-offs, divestitures and/or other asset sales, legal disputes and regulatory actions. The Adviser or Sub-Adviser will employ the same research-intensive, fundamental analysis to make security selection in special situations. Further, the Adviser or Sub-Adviser’s broad contact base and knowledge of capital markets, with prudent risk management, allows the Adviser or Sub-Adviser to probability-weight outcomes and invest in such special situations accordingly. Special situations will routinely have a revaluation catalyst, believed by the Adviser or Sub-Adviser to likely cause a step-function revaluation of securities in which the Adviser or Sub-Adviser holds a long or short position. Such revaluation catalysts are multi-various, and can be more narrowly defined by what they are not: a bankruptcy, restructuring, recapitalization or liquidation.

Capital Structure Arbitrage

The Fund will also engage in modified capital structure arbitrage which consists of the purchase of securities of an issuer coupled with the sale of other securities of the same issuer to take advantage of attractive price disparities and/or otherwise to hedge certain of its exposure given that particular issuer’s financial situation. The Adviser or Sub-Adviser will seek to evaluate the terms and structure of an issuer’s debt and equity securities relative to each other and to the issuer’s business risk as well as an expected revaluation event. The Adviser or Sub-Adviser will generally seek capital structure arbitrage situations in which a revaluation catalyst is anticipated in the short to medium term. In addition, the Adviser or Sub-Adviser may be net long or net short. In the Adviser or Sub-Adviser’s view, capital structure arbitrage is a method of crafting an investment with an appropriate hedge and not really a separate strategy from those discussed herein.

Distressed/Stressed and/or Out-of-Favor Companies

A portion of the Fund’s assets could be invested in the securities of distressed/stressed and/or out-of-favor companies. The Adviser or Sub-Adviser believes that the securities of such companies are frequently undervalued by the marketplace, providing the prospect of greater appreciation than the financial instruments of more financially stable or less leveraged companies. Companies and securities that the Adviser or Sub-Adviser considers “distressed” typically include those that are distressed, stressed and out-of-favor such as: (i) those facing operating difficulties; (ii) those undergoing, or considered likely to undergo, reorganization under the U.S. federal bankruptcy law or similar laws in other countries; (iii) those which may or have been engaged in other extraordinary transactions, such as debt restructuring, reorganization and liquidation outside of bankruptcy; (iv) those facing a broad range of liquidity and other financial issues; and (v) those with limited Wall Street research coverage or otherwise not presently recommended by such analysts. The Adviser or Sub-Adviser may target financially and operationally

2

troubled companies exhibiting the potential for business improvement, but which are under-performing for such reasons as poor cost controls, overleveraged balance sheets, lack of liquidity or downturns in business or economic cycles. The Adviser or Sub-Adviser may also invest in troubled companies with poor prospects, but which are believed to have adequate underlying asset values. Distressed securities may consist of common or preferred stocks, bonds, bank loans, trade claims and other instruments.

Distressed/stressed and/or out-of-favor investments will routinely have a revaluation catalyst, believed by the Adviser or Sub-Adviser to likely cause a step-function revaluation of securities in which the Adviser or Sub-Adviser holds a long or short position. Such revaluation catalysts could include, but not be limited to, bankruptcy, restructuring, recapitalization or liquidation.

The Adviser or Sub-Adviser views the broader “Distressed” universe as a continuum with companies in financial crisis (“Stressed”) due to lack of access to capital, facing default, lawsuits, etc., that either recover due to asset sales or new capital, or file for bankruptcy (“Distressed”) to deal with the financial crisis. In addition, “Out-of-Favor” companies are often those that have emerged from Bankruptcy, and whose securities trade cheaply, in part due to lack of traditional sell-side coverage. As a result, a trade may be put on when a company is “Stressed”, which company may later be better classified as “Distressed”, upon a Bankruptcy filing, and “Out-of-Favor” as and when a Plan is confirmed, and the company emerges from Bankruptcy.

Risks Associated with Investments in Distressed Securities

The Fund invests in “below investment grade” securities and obligations of domestic and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Some of these securities may not be publicly traded, and it therefore may be difficult to obtain information as to the true condition of such issuers. Additionally, in certain periods, there may be little or no liquidity in markets for these securities.

Such investments also may be affected adversely by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the Fund’s investments may be less than investment grade. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is high. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the Fund’s investors adequately for the risks assumed. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security

3

the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated. Troubled companies and other asset-based investments also require active monitoring and may, at times, require participation in business strategy or reorganization proceedings by the Adviser or Sub-Adviser. To the extent that the Adviser or Sub-Adviser becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. In addition, involvement by the Fund in an issuer’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its position in the issuer.

Bank Loans

The Fund’s investment program may include investments in significant amounts of bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Adviser or Sub-Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

Bankruptcy Claims

The Fund may invest in bankruptcy claims which are amounts owed to creditors of companies in financial difficulty. Bankruptcy claims are illiquid and generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim. The markets in bankruptcy claims are not generally regulated by U.S. federal securities laws or the SEC. Because bankruptcy claims are frequently unsecured, holders of such claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding. In addition, under certain circumstances, payments and distributions may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Risks Associated with Bankruptcy Cases

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to the interests of the Fund. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such if they are considered to have taken over management and functional operating control of a debtor. Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. Although the Fund will invest primarily in debt, the debt of companies in financial reorganization will in most cases not pay current interest, may not accrue interest during reorganization and may be affected adversely by an erosion of the issuer’s fundamental values. Such investments can result in a total loss of principal. Investment in the debt of financially distressed companies domiciled outside the United States involves additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as

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to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for the purpose of voting on a plan of reorganization. Because the standard for classification is vague, there is a risk that the Fund’s influence with respect to a tranche of securities can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the tranche.

In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high. The administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds hereof, which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high. The Adviser or Sub-Adviser, on behalf of the Fund, may elect to serve, directly or through an affiliate, on creditors’ committees, equity holders’ committees or other groups to ensure preservation or enhancement of the Fund’s position as a creditor or equity holder. In addition, a portion of the Fund’s assets will be invested in securities and loans with limited liquidity. A member of any such committee or group may owe certain obligations generally to all parties similarly situated that the committee represents. If the Adviser or Sub-Adviser concludes that its obligations owed to the other parties as a committee or group member materially conflict with its duties owed to the Fund, it may resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of its investments in such company while it continues to be represented on such committee or group. The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years, which could have an adverse effect on the Fund. In particular, instability in the credit markets may increase the volatility of the value of securities owned by the Fund and may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, these developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the

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instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-Adviser in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend of the success of the Adviser’s in selecting and overseeing the Sub-Adviser and on the Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Adviser will be successful in this regard.

The Adviser’s and the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or the Sub-Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Equity Securities

The Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fall. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends. Other risks of investing globally in equity securities may include changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of taxes including withholding taxes on dividend or interest payments, and difficulty in obtaining and enforcing judgments against entities. Equities investments may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. There are no absolute restrictions in regard to the size or operating experience of the companies in which the Fund may invest directly or indirectly. In addition, relatively small companies in which the Fund may invest may lack management depth or the ability to generate internally, or obtain externally, the funds necessary for growth and companies with new products or services could sustain significant losses if projected markets do not materialize.

To the extent the Fund invests in the equity securities of small- and medium-sized companies, they will be exposed to the risks of small- and medium-sized companies. Such companies often have narrower

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markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Rights and Warrants

The Fund may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The Fund invests in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar

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quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Foreign Securities

The Fund may invest in U.S. dollar denominated foreign securities American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and foreign equity securities. In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed

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countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes. To the extent that, as anticipated, such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders. It is not anticipated that the Fund will be eligible to pass through to shareholders a federal tax credit or federal tax deduction related to any foreign taxes borne by the Fund.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

Other Investment Companies

The Fund may invest in shares of other registered investment companies, including money market mutual funds, in accordance with the limitations established under the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

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In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds

The Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share (“NAV”). Investors in the Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Money Market Mutual Funds

The Fund may invest in money market mutual funds in connection with its management of daily cash positions or for temporary defensive purposes. Money market mutual funds are regulated investment companies under the 1940 Act and the Fund will invest in money market funds in accordance with applicable rules and regulations with respect to investments in other investment companies. Please note that in addition to the advisory and operational fees the Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, the Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in illiquid securities. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these

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restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

Restricted Securities

The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Short Sales

The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 95% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 75% of the net assets of the Fund.

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Fixed Income Securities

General

The Fund may invest in fixed income securities. Examples of such securities are described below.

Corporate Debt Securities

The Fund may invest in fixed-income securities of any maturity, including fixed income securities rated below investment grade by one or more statistical ratings organizations such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Adviser will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Lower-Rated Debt Securities

The Fund may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

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Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These enterprises were created by the U.S. government to help certain important sectors of the economy reduce their borrowing costs. The U.S. government does not directly back government sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. government with respect to Fannie Mae or Freddie Mac will succeed. Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

Risks Associated with Investing in U.S. Government Securities

The U.S. government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. government, there is minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. government (although some are guaranteed by the U.S. government), they also offer little credit risk.

However, another type of risk that may affect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of any U.S. government security held by the Fund, while a decline in interest rates would generally increase the market value of such investment.

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Convertible Securities

The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Structured Securities

Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets. For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund. The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

Variable or Floating Rate Securities

Variable or floating rate securities provide for periodic adjustments of the interest rate paid. Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is,

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their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Stripped Securities

The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Zero Coupon Bonds

The Fund may purchase zero coupon bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, whose fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases,

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the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Real Estate-Related Investments

Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its net asset value; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

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Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are a form of borrowing that involves the sale of a debt security held by the Fund, with an agreement by the Fund to repurchase the security at a stated price, date and interest payment. Accordingly, the Fund is subject to a maximum percentage investment of one-third of its assets in reverse repurchase agreements.

The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. The Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market at least equal in value to its obligations in respect of reverse repurchase agreements.

Borrowing

The Fund may borrow money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.

The Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks. In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

The 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs

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associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund’s does not contemplate borrowing money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Issuance of Senior Securities

Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of borrowing and certain other leveraging transactions. With respect to the Fund’s fundamental investment restriction relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose as discussed above. The Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by the Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that the Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The Fund’s policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Options, Futures and Other Derivative Strategies

General

The Fund may invest in futures, forwards, options, spot contracts and swaps on commodities, financial indices and instruments, currencies and interest rates (collectively, “Financial Instruments”). The use of such Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

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The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1)	Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)	The prices of Financial Instruments can diverge from the prices of their underlying instruments and may be affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)	As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

The Fund will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or held in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options

The Fund may purchase call options in anticipation of an increase in the market value of the underlying reference instrument or a positive change in the currency in which such underlying instruments

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are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase the underlying reference instruments at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of the underlying reference instrument or a negative change in the currency in which such instrument are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified reference instruments or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options. A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified reference instrument owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying instrument. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying instrument. In addition, the Fund’s ability to sell the underlying instrument is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund may also write covered put options that give the holder of the option the right to sell the underlying instrument to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying instrument at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

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Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific underlying reference instrument at a specified future time at a specified price.

An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if the Fund buys an option (either to sell or buy a futures contract), the Fund will pay a “premium” representing the market value of the option. Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, the Fund may lose the entire amount of the premium. Conversely, if the Fund sells an option (either to sell or buy a futures contract), the Fund will be credited with the premium but will have to deposit margin due to the Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

Swaps

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit

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event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above. The Fund reserves the right to invest in similar instruments that may become available in the future.

Forward Trading. The Fund may trade forward contracts. Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Neither the CFTC nor any banking authority regulates trading in forward contracts. In addition, there is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

In its forward trading, the Fund is subject to the risk of the bankruptcy of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Fund trades. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on CFTC regulated commodity brokers in respect of customer funds on deposit with them. However, the Fund intends to engage in forward trading only with large, well-capitalized banks and dealers. The Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both

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domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as the SEC’s December 2015 proposed rule regarding the use of derivatives by registered funds and business development companies, would limit funds’ use of derivatives and require them to put risk management measures in place. Under the proposed rule, a fund would be required to comply with one of two alternative portfolio limitations designed to limit the amount of leverage the fund may obtain through derivatives and certain other transactions. A fund would also have to manage the risks associated with their derivatives transactions by segregating certain assets in an amount designed to enable the fund to meet its obligations, including under stressed conditions. A fund that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. The proposed reforms would also address funds’ use of certain financial commitment transactions, such as reverse repurchase agreements and short sales, by requiring funds to segregate certain assets to cover their obligations under such transactions. Another example are the legislative and regulatory proposals in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), which would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

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Fundamental Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;
3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);
5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);
6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or
7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1.	Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder;
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2.	Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice; or
3.	Invest in other investment companies advised by the same investment adviser as the Fund or in investment companies advised by affiliates of such adviser.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that (i) its Chairman, Brian Nielsen (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder. The Independent Trustees have selected Anthony Lewis as the Lead Independent Trustee.

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In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth below. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over ten years of business experience in the investment management and brokerage business and possesses a strong

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understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee and the Nominating Committee. All Independent Trustees are members of the Audit Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services).	4	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	4	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
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Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	4	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee ***	Other Directorships held by Trustee
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from	4	NONE
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		2013 to 2015) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	4	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (formerly, Gemcom, LLC) (2004-2012).	N/A	N/A

James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***As of October 31, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund and the Balter European L/S Small Cap Fund managed by the same adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

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Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the independent members of the Board of Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the independent members of the Board of Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board of Trustees. The Compensation Committee will generally meet annually.

Other Committees of the Trust

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee shall, at all times, consist of no less than three members, including the Trust’s President and Treasurer, and may include such number of alternate members that are officers of the Trust’s Administrator or the investment adviser of a series of the Trust as the Board of Trustees or the members of the Valuation Committee may from time to time designate. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Effective January 2016, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $15,000, allocated among each of the various portfolios comprising the Trust, as well as reimbursement for any reasonable expenses incurred attending the regular quarterly meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman will receive a $2,000 additional quarterly fee. Effective December 2015, each Trustee who is not an interested person of the Trust or Adviser will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting to be paid by the Adviser requesting the special in-person meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Funds during the fiscal period ended October 31, 2016.

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Name	The Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Trustees***
Thomas T. Sarkany	$1,488	None	None	$8,190
Anthony Lewis	$1,488	None	None	$8,190
Keith Rhoades*	$1,737	None	None	$9,546
Randy Skalla	$1,488	None	None	$8,190
Brian Nielsen**	$0	None	None	$0

*Mr. Rhoades also serves as chairman of the Audit Committee.

**Mr. Nielsen is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

*** There are currently multiple series comprising the Trust. The term “Fund Complex” refers only to the Funds, and not to any other series of the Trust. For the fiscal year ended October 31, 2016, aggregate independent Trustees’ fees were $258,000.

Trustee Ownership

As of the date of this SAI, the Trustees and officers, as a group, owned 0% of the Fund’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of February 1, 2017 the following persons owned, beneficially or of record, 5% or more of a class of shares of the Fund.

Name of Shareholder	% Of Share Class Owned

Institutional Class Shares

Straffe & Co/FBO Laramide LLC M39315003 PO Box 6924 Newark, DE 19714-6924	96.66%
Investor Class Shares

Balter Capital Management LLC/Brad Balter Authorized Individual 125 High Street Oliver Street Tower STE 802 Boston, MA 02110	100%

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Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is controlled by Balter Capital Management (“BCM”). BCM, in turn is controlled by Brad R. Balter. Balter is also controlled by Antler LLC, which, in turn is controlled by The David A. Sackler 2012 Trust, The Marianna R. Sackler 2012 Trust, The Rebecca K. Sackler 2012 Trust and Wasatch LLC.

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on October 21-22, 2015.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services

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as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 1.80% of the Fund’s average daily net assets.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until February 28, 2018, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Share Class	Expense Cap
Institutional Class	1.99%
Investor Class	2.29%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

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For the fiscal period ended October 31 the Fund paid the following advisory fees to the Adviser pursuant to the investment advisory agreement with the Fund, of which the Adviser waived or recouped the amount set forth in the table below.

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waivers
October 31, 2016*	$384,856	($92,043)	$0	$292,813

*The Balter Event-Driven Fund commenced operations on December 28, 2015.

Sub-Adviser

As discussed in the Prospectus, Tiburon Capital Management, LLC, 1345 Avenue of the Americas, 3rd floor, New York, NY 10105, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund (the “Sub-Adviser” or “Tiburon”). Tiburon is registered as an investment adviser with the SEC. Tiburon was founded in November 2009. Tiburon is owned by Brian Swain (30%), Charlie Trisiripisal (30%) Peter Lupoff (30%), and Harini Chundu (10%).

The Sub-Adviser has agreed to furnish continuously an investment program for its assigned portion of the Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund’s assets allocated to it shall be held in various securities, cash or other. In this connection, the Sub-Adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-Adviser’s management of the Fund assets. The Sub-Adviser shall carry out its responsibilities in compliance with: (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations.

The Adviser has the responsibility for portfolio management, communicating performance expectations and evaluations to the sub-advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The SEC has granted, an exemptive order to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, which permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.

The Adviser will pay the sub-advisers monthly an annual fee of the net assets of the Fund allocated to that sub-adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the sub-advisers, the Custodian, the transfer agent or the administrator. Although the sub-advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the sub-advisers’ individual security selections. The sub-advisers may have complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolio that they manage, subject to the Fund’s investment objective, policies and limitations, and the oversight of the Fund’s portfolio manager.

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Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Partner of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Adviser

Peter Lupoff. Peter Lupoff is the founding member of Tiburon Capital Management, LLC. Mr. Lupoff was previously a portfolio manager and Millennium Management LLC and Robeco WPG where he ran substantially similar strategies to those he employs for Tiburon Capital Management, LLC. Mr. Lupoff began his nearly 20 years of investment experience in this sector of the alternatives market in 1990 with MJ Whitman, Inc. At Whitman, Mr. Lupoff was a partner, member of the Board of Directors, portfolio manager and trader. He managed all activities as principal and agent in distressed private obligations for Whitman funds. After seven years, he spent one year at Lehman Brothers as a senior vice president where he traded and managed distressed private obligations for Lehman’s distressed/high yield proprietary unit and then five years doing restructurings, turn-around management and small, private direct investments via Tiburon Holdings, LLC. In 2003, Mr. Lupoff joined Schultze Asset Management LLC (“Schultze) where, as a managing director, he was involved in every facet of Schultze’s managed funds. The firm was named GAIM Top Performing Emerging Distressed Manager in 2004. He then spent eight months with EagleRock Capital Management, LLC where his responsibilities included portfolio management and research analysis and trading of distressed and high yield securities. EagleRock was named MARHedge’s Top Performing Event-Driven Manager in 2005. Mr. Lupoff’s prior investment experience includes CIBC, Bank of New York and Integrated Resources. Mr. Lupoff holds a B.A. degree from Hofstra University and an MBA degree from Fordham University. Mr. Lupoff is a Member of Professional Risk Manager’s International Association (“PRMIA”), International Association of Financial Engineer.

Brian Swain, CFA. Mr. Swain has over 20 years of alternative investment experience. He is the founding principal of Quattro Global Capital, LLC and served as its Chief Investment Officer and US Portfolio Manager since its inception in 1998 until 2012. He was Managing Director, Director of Research, and Portfolio Manager of Special Situations portfolio at The Palladin Group, L.P. (1992-1998) and Analyst at The Penn Mutual Life Insurance Company (1988-1992). He has extensive product management, analytical and trade structuring experience in convertible, high yield, derivatives, private securities and risk structures and is a Chartered Financial Analyst (CFA) Charter holder and a member of the Association of Investment Management and Research, as well as of the New York Society of Security Analysts. He has a BS in Finance from the Pennsylvania State University.

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Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of October 31, 2016.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
The Adviser
Brad R. Balter	3	$309 million	7	$202 million	30	$857 million
Jay C. Warner,	3	$309 million	5	$101 million	30	$857 million
Ben R. Deschaine, Sr.	3	$309 million	0	$0	0	$0
The Sub-Adviser
Peter Lupoff	0	$0	0	$0	2	$11 million
Brian Swain	0	$0	0	$0	2	$11 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Balter

Because Balter performs investment management services for various clients, certain conflicts of interest could arise. Balter may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. Balter will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that Balter, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where Balter buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Tiburon

Because Tiburon Capital Management LLC manages other accounts pari passu with the Balter Event Driven Fund all trades placed across accounts may be placed as a block and filled pro rata based on assets until completed. The Sub-Adviser may not have involvement in this process as it may be automated by the dealing system.

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Portfolio Manager’s Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the most recent practicable date.

Balter

Balter’s portfolio managers are compensated with a base salary which is determined by individual and firm-wide performance as well as an annual incentive bonus. Balter’s portfolio managers participate in the parent firm, BCM’s profit share plan and defined benefit plan.

Tiburon

Tiburon Capital Management’s portfolio managers are compensated on a combination of salary and bonus based on their particular ownership for receiving management and other incentive fees.

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of the fiscal period ended October 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
The Adviser
Brad R. Balter	$10,001 to $25,000
Jay C. Warner	None
Ben R. Deschaine, Sr.	None

The Sub-Adviser
Peter Lupoff	Over $100,000
Brian Swain	None

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on April 24, 2015. The Agreement shall remain in effect for 2 years from the date of the Fund’s commencement of operations, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

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Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. For the fiscal period ended October 31 the Fund paid the following fee for fund administration, fund accounting and transfer agent services:

Fiscal Period Ended	Administration Fees
October 31, 2016*	$26,741

*The Balter Event-Driven Fund commenced operations on December 28, 2015..

Fund Accounting

GFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

Transfer Agent

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

U.S. Bank, National Association (“U.S. Bank”), 1555 North River Center Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

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Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS. For the fiscal period ended October 31, 2016 the Fund paid $14,311 for compliance consulting services.

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares

The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended October 31, 2016

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Balter Event-Driven Fund	$0	$0	$0	$0

12b-1 Distribution and Shareholder Servicing Plan

As noted in the Prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Investor Class shares (the “Plan”) pursuant to which Investor Class shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plan, Investor Class shares of the Fund may pay a combined distribution or shareholder servicing fee at an annual rate of up to 0.25% of the average net assets of Investor Class shares as compensation for the Distributor providing account maintenance and/or distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other

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intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. Each Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its

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profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

For the fiscal period ended October 31, 2016 the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Balter Event-Driven Fund Shares
During the Fiscal Period Ended October 31, 2016

Total Dollars Allocated Investor Class Shares
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	None
Payment to dealers	None
Compensation to sales personnel	None
Other	None

Shareholding Servicing Plan

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust established by the Fund with respect to the Investor Class shares of the Fund, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund (“Shareholder Servicing Activities”). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Fund. Shareholder Servicing Fees are accrued daily and paid quarterly, at an annual rate of up to 0.05% of the average daily net assets of the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Fund; (3) processing dividend and other distribution payments from the Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Fund to shareholders; (7) assisting shareholders in changing the Fund’s records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, Investor Class shares pays the Adviser a fee of up to 0.05% of the class’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. From the Fund’s commencement of

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operations, December 28, 2015 through the Fund’s fiscal year ended October 31, 2016 the Fund did not pay any shareholder servicing fees.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

It is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund.  Weight is currently not given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  The Adviser retains the right to update this policy. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts

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managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law. Whenever possible, all trades are done in a block with allocations made on a pro-rata basis. Each client will participate in the transaction at an average price, allocated in a pro-rata amount based on the asset size of the account.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the fiscal period ended October 31 the fund paid the following brokerage commissions:

Fiscal Period Ended	Brokerage Commissions
October 31, 2016*	$101,866

*The Balter Event-Driven Fund commenced operations on December 28, 2015.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were

43

one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 39.6%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

The table below shows the Fund’s portfolio turnover rate as a percentage of the average value of the portfolio for the fiscal period ended October 31:

Fiscal Period Ended	Portfolio Turnover Rate
October 31, 2016*	145%

*The Balter Event-Driven Fund commenced operations on December 28, 2015.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s CCO serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, National Association. U.S. Bank, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Tait, Weller & Baker LLP. Tait, Weller & Baker LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Trust; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected

46

by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of certain series which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such

47

redemption fee. The Fund will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Under the Regulated Investment Company Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. Thus, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans,

48

net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships. Under the Regulated Investment Company Act of 2010, if the Fund fails to satisfy these qualifying income and asset tests, and such failure was due to reasonable cause and not willful neglect, it may be permitted to “cure” such failures (and thereby not jeopardize its tax status as a regulated investment company) under certain circumstances.

If the Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year (and such failure is not subject to cure as discussed above), it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98.2% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Fund will hold shares in Underlying Pools for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

49

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified

50

electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompanies each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

There are and will likely continue to be proposals for amendments to federal income tax laws that could, if enacted, have adverse effects on the Fund, its investments or its shareholders. Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

52

Financial Statements

The financial statements of the Fund for the fiscal period ended October 31, 2016 and the independent registered public accounting firm’s report are incorporated herein by reference to the Fund’s Annual Report. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights and notes to the consolidated financial statements. The Fund will provide the Fund’s Annual Report without charge upon request in writing or by telephone.

The Fund is the successor to the Tiburon Credit Opportunities Master Fund, Ltd. (the “Predecessor Fund”), which transferred its assets to the Institutional Share Class of the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund’s audited financials for the year ended December 31, 2014 and the unaudited financial statement for the six-month period ended June 30, 2015 are included below.

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Tiburon Credit Opportunities Master Fund, Ltd.

Financial Statements

Year Ended December 31, 2014

1

Tiburon Credit Opportunities Master Fund, Ltd.

Contents

Independent Auditor’s Report	3
Financial Statements
Statement of Assets and Liabilities	4
Condensed Schedule of Investments	5-9
Statement of Operations	10
Statement of Changes in Net Assets	11
Statement of Cash Flows	12
Notes to Financial Statements	13-23
2

Tel: +1 (345) 943-8800

Fax: +1 (345) 943-8801

Email: mail@bdo.ky www.bdo.ky

PO Box 31118

2nd Floor – Building 3 Governors Square

23 Lime Tree Bay Avenue Grand Cayman KY1-1205 Cayman Islands

Independent Auditor’s Report

To the Directors of

Tiburon Credit Opportunities Master Fund, Ltd. Grand Cayman, Cayman Islands

We have audited the accompanying financial statements of Tiburon Credit Opportunities Master Fund, Ltd., which comprise the statement of assets and liabilities, including the condensed schedule of investments, as of December 31, 2014, and the related statements of operations, changes in net assets and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.

Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tiburon Credit Opportunities Master Fund, Ltd. as of December 31, 2014, and the results of its operations, changes in its net assets and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

July 27, 2015

3

BDO Cayman Ltd., a Cayman Islands company, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

3

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Assets and Liabilities (Expressed in U.S. Dollars)

As at December 31, 2014

Assets
Investments, at fair value (cost $2,558,063)	$2,565,296
Derivative contracts purchased, at fair value (cost $172,288)	43,166
Other debt obligations at fair value (cost $308,736)	194,221
Cash and cash equivalents	640,343
Accrued interest on long positions	21,784
Receivable due from sale of investments	3,948
Due from related parties	59,000
Interest and dividends receivable, net	12,732
Organizational costs, net	2,508
Total assets	$3,542,998
Liabilities and Net Assets
Liabilities
Securities sold short, at fair value (proceeds $554,319)	$567,569
Derivative contracts written, at fair value (proceeds $18,683)	12,727
Due to brokers	302,257
Due to participant	547,144
Payable due from purchases of investments	46,952
Dividends and interest payable	373
Redemptions payable	8,396
Accrued expenses	54,111
Total liabilities	1,539,529
Net assets	$2,003,469
Net asset values per share are disclosed in Note 6

See accompanying notes to financial statements.

4

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments

(Expressed in U.S. Dollars)

As at December 31, 2014

December 31, 2014	Number of Shares or Principle Amount	% of Net Assets	Fair Value

Investments in securities, at fair value

Common Stocks
Bermuda
Financial		2.07%	41,428
Total Bermuda (cost $37,337)		2.07%	41,428
Britain
Consumer*		12.25%	245,487
Total Britain (cost $263,125)		12.25%	245,487
Canada
Basic Materials		0.74%	14,730
Total Canada (cost $13,043)		0.74%	14,730
Hong Kong
Technology		0.51%	10,288
Total Hong Kong (cost $0)		0.51%	10,288
Netherlands
Basic Materials		1.65%	33,112
Consumer		3.25%	65,164
Total Netherlands (cost $90,253)		4.90%	98,276
Switzerland
Basic Materials		1.40%	28,135
Total Switzerland (cost $26,619)		1.40%	28,135
United States
Basic Materials		4.96%	99,383
Communications*		14.34%	287,366
Consumer
MGM HOLDINGS INC-VTG A	2,239	8.33%	166,806
Other*		25.30%	506,975

See accompanying notes to financial statements.

No individual investment constitutes more than 5% of net assets.

5

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments

(Expressed in U.S. Dollars)

As at December 31, 2014

December 31, 2014	Number of Shares or Principle Amount	% of Net Assets	Fair Value

Investments in securities, at fair value (continued) Energy		0.15%	3,094
Financial*		9.36%	187,466
Industrial		4.82%	96,577
Total United States (cost $1,299,406)		67.26%	1,347,667
Total common stocks (cost $1,729,783)		89.13%	1,786,011
Convertible bond
United States
Communications		4.10%	82,215
Total United States (cost $77,485)		4.10%	82,215
Total convertible bond (cost $77,485)		4.10%	82,215
Corporate bonds
Canada
Industrial		2.86%	57,270
Total Canada (cost $74,601)		2.86%	57,270
United States
Basic Materials		0.11%	2,260
Communications		3.24%	64,984
Consumer
Bon-Ton Stores Incorporated	229,000	11.37%	227,855
Neebo Incorporated	140,300	7.25%	145,210
Other*		8.83%	176,871
Energy		1.13%	22,620
Total United States (cost $676,194)		31.93%	639,800
Total corporate bonds (cost $750,795)		34.79%	697,070

See accompanying notes to financial statements.

No individual investment constitutes more than 5% of net assets.

6

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments

(Expressed in U.S. Dollars)

As at December 31, 2014

December 31, 2014	Number of Shares or Principle Amount	% of Net Assets	Fair Value

Investments in securities, at fair value (continued) Warrants
United States
Consumer	0.00%	68
Total United States (cost $107,082)	0.00%	68
Total warrants (cost $107,082)	0.00%	68
Other debt obligations
United States
Consumer	4.70%	94,221
Technology	4.99%	100,000
Total United States (cost $308,736)	9.69%	194,221
Total debt securities (cost $ 308,736)	9.69%	194,221
Purchased call options
United States
Consumer	0.65%	13,018
Funds	0.00%	23
Index	0.34%	6,722
Technology	0.12%	2,426
Purchased put options
United States
Consumer	0.17%	3,371
Funds	0.88%	17,538
Total option contracts (cost $65,206)	2.16%	43,098
Total investment in securities (cost $3,039,087)	139.87%	$2,802,683

See accompanying notes to financial statements.

7

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments

(Expressed in U.S. Dollars)

As at December 31, 2014

December 31, 2014	Number of Shares or Principle Amount	% of Net Assets	Fair Value

Securities sold short
American Depository Receipt
China
Communications		0.84%	16,734
Total China (proceeds $18,588)		0.84%	16,734
Total american depository receipt (proceeds $18,588)		0.84%	16,734
Common stocks
United States
Consumer		2.82%	56,462
Total United States (proceeds $54,771)		2.82%	56,462
Total common stocks (proceeds $54,771)		2.82%	56,462
Corporate bonds
United States
Communications		3.30%	66,138
Total United States (proceeds $67,566)		3.30%	66,138
Total corporate bonds (proceeds $67,566)		3.30%	66,138
Exchange-Traded Funds
United States
Funds
SPDR S&P 500 ETF TRUST	1,395	14.31%	286,728
Other*		7.06%	141,507
Total United States (proceeds $413,394)		21.37%	428,235
Total exchange-traded funds (proceeds $413,394)		21.37%	428,235

See accompanying notes to financial statements.

*No individual investment constitutes more than 5% of net assets.

8

Tiburon Credit Opportunities Master Fund, Ltd.

Condensed Schedule of Investments

(Expressed in U.S. Dollars)

As at December 31, 2014

December 31, 2014	Number of Shares or Principle Amount	% of Net Assets	Fair Value

Securities sold short, (continued) Written call options
United States
Consumer	0.04%	713
Index	0.14%	2,873
Written put options
United States
Consumer	0.13%	2,514
Funds	0.19%	3,846
Technology	0.14%	2,781
Total option contracts (proceeds $18,683)	0.64%	12,727
Total securities sold short (proceeds $573,002)	28.97%	$ 580,296

See accompanying notes to financial statements.

9

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Operations

(Expressed in U.S. Dollars)

As at December 31, 2014

Investment income
Interest	$ 193,515
Dividends (net of withholding taxes of $2,779)	64,002
Other income	29,716
Net investment income	287,233
Expenses
Interest and dividends	71,515
Administrative fees	47,500
Professional fees	42,934
Amortization expense	2,822
Other	12,905
Total expenses	177,676
Net investment income	109,557
Net realized and change in unrealized gain (loss) from investments and foreign currencies
Net realized gain from investments and foreign currencies	457,673
Net change in unrealized loss from investments
and foreign currencies	(773,501)
Net realized loss from derivative contracts	(82,651)
Net change in unrealized loss from derivative contracts	(12,772)
Net realized and change in unrealized losses from
investments and foreign currencies	(411,251)
Net decrease in net assets resulting from operations	$ (301,694)

See accompanying notes to financial statements.

10

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Operations

(Expressed in U.S. Dollars)

As at December 31, 2014

Increase (decrease) in net assets from operations
Net investment income	$ 109,557
Net realized gain from investments and foreign currencies	457,673
Net change in unrealized loss from investments and foreign currencies	(773,501)
Net realized loss from derivative contracts	(82,651)
Net change in unrealized loss from derivative contracts	(12,772)
Net decrease in net assets resulting from operations	(301,694)
Increase (decrease) in net assets from capital transactions
Issuance of shares – Class A	288,350
Redemption of shares – Class A	(1,740,522)
Redemption of shares – Class B	(404,375)
Net decrease in net assets resulting from capital transactions	(1,856,547)
Net decrease in net assets	(2,158,241)
Net assets, beginning of year	4,161,710
Net assets, end of year	$2,003,469

See accompanying notes to financial statements.

11

Tiburon Credit Opportunities Master Fund, Ltd.

Statement of Cash Flows

(Expressed in U.S. Dollars)

As at December 31, 2014

Cash flows from operating activities
Decrease in net assets resulting from operations	$ (301,694)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by operating activities
Net realized gain from investments and foreign currencies	(452,103)
Net change in unrealized loss from investments and foreign currencies	797,147
Net realized loss from derivative contracts	82,651
Net change in unrealized loss from derivative contracts	12,772
Purchase of investments	(10,937,288)
Purchase of derivative contracts	(632,588)
Sales of investments	14,688,726
Sales of derivative contracts	508,818
Changes in operating assets and liabilities
(Increase) decrease in:
Accrued interest on long positions	35,639
Receivable due from sale of investments	(3,384)
Due from related party	(19,667)
Interest and dividends receivable	12,154
Organizational costs	3,763
Prepaid expenses	7,286
Increase (decrease) in:
Due to brokers	(681,915)
Due to participant	535,931
Payable due from purchases of investments	(57,607)
Dividends and interest payable	(134)
Accrued expenses	8,842
Net cash provided by operating activities	3,607,349
Cash flows from financing activities
Proceeds from issuance of shares	288,350
Payments for redemption of shares	(3,255,356)
Net cash used in financing activities	(2,967,006)
Net change in cash and cash equivalents	640,343
Cash and cash equivalents, beginning of year	-
Cash and cash equivalents, end of year	$ 640,343
Supplemental cash flow information:
Interest paid	$ 58,463
Dividends paid	$ 13,186

See accompanying notes to financial statements.

12

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements

Year Ended December 31, 2014

1.	Business

Tiburon Credit Opportunities Master Fund, Ltd. (the “Master Fund”) is an investment company which was formed under the laws of the Cayman Islands and commenced operations on February 1, 2010. The Master Fund was organized for the purpose of trading and investment in securities and has two shareholders: Tiburon Credit Opportunities Fund, L.P. (the “Domestic Feeder Fund”), a Delaware investment partnership and Tiburon Credit Opportunities Offshore Fund, Ltd. (the “Offshore Feeder Fund”), a Cayman Islands investment company (collectively the “Feeder Funds”). Both Feeder Funds invest substantially all their assets in the Master Fund. Pursuant to an investment management agreement, the Master Fund is managed by Tiburon Capital Management, LLC (the “Investment Manager”).

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States (“U.S.”) dollars. The Master Fund is an Investment Company and applies accounting and reporting guidance in accordance with ASC Topic 946, Financial Services – Investment Companies.

Investment Transactions

The Master Fund records investment transactions based on the trade date. Realized gains and losses on investment transactions are determined on a specific identification basis. Dividend income, net of foreign withholding taxes, and dividend expense are recognized on the ex-dividend date; and interest income and expense are recognized on an accrual basis. Interest income and interest expense include the accretion and amortization of the discount or premium on debt instruments based on the effective yield methodology. Withholding taxes on foreign dividends have been provided for in accordance with the Master Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Master Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in fair value of securities owned or securities sold, not yet purchased. Such fluctuations are included

13

with net realized gain (loss) from investments and foreign currencies and net change in unrealized appreciation (depreciation) from investments and foreign currencies in the statement of operations.

14

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

2. Summary of Significant Accounting Policies (continued)

Valuation of Investments

Listed securities are valued at the last reported sales price on the date of determination on a national securities exchange or as reported on the NASDAQ national market. Securities that are not traded on a listed securities exchange are valued based on one or more market quotations (if available) received from independent pricing sources or brokers/ counterparties who are active in the instrument.

The fair value of debt securities is estimated using recently executed transactions, market price quotations (where observable), bond spreads or credit default swap spreads. The spread data used is for the same maturity as the debt. If the spread data does not reference the issuer, then data that references a comparable issuer is used. When observable price quotations are not available, fair value is determined based on cash flow models using yield curves, bond or single name credit defaults swap spreads, and recovery rates based on collateral values as key inputs.

Investments in derivative instruments are valued on a national securities exchange or as reported on the NASDAQ national market. Derivatives includes option contracts related to equity prices or commodity prices.

Cash and Cash Equivalents

The Master Fund considers all highly liquid investments, with maturities of ninety days or less when purchased, as cash equivalents. Cash and equivalents held at U.S. financial institutions, at times, may exceed the amount insured by the Federal Depository Insurance Commission.

Fair Value of Financial Instruments

The Master Fund values all investments at fair value. U.S. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs are inputs that market participants would

15

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

use in pricing the investment based on available market data. Unobservable inputs are inputs that reflect the Master Fund’s assumptions about the factors market participants would use in valuing the investment based on the best information available in the circumstances.

The hierarchy is broken down into three levels based on the observability of inputs as follows: Level 1– Valuations based on quoted prices in active markets for identical investments.

Level 2- Valuations based on (i) quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly; (ii) quoted prices for similar investments in active markets; and (iii) inputs other than quoted prices that are observable or inputs derived from or corroborated by market data for substantially the full term of the investment.

Level 3- Valuations based on inputs that are unobservable, supported by little or no market activity, and that are significant to the overall fair value measurement.

16

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

2. Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments (continued)

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, such as, the type of product, whether the product is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Investment Manager’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

Securities Sold, Not Yet Purchased

The Master Fund has sold securities that it does not own (i.e., securities sold short) and will, therefore, be obligated to purchase such securities at a future date. The Master Fund has recorded this obligation on the statement of assets and liabilities at the year-end fair value of the securities. There is an element of market risk in that, if the securities sold short increase in value, it will be necessary to purchase the securities sold short at a cost in excess of the obligation reflected in the statement of assets and liabilities. A gain, limited to the price at which the Master Fund sold the security short, or a loss, potentially unlimited in amount, will be recognized upon the termination of a short sale.

Redemptions Payable

Redemptions with an effective date as of or prior to year-end which have not been paid are recorded as redemptions payable on the statement of assets and liabilities.

17

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

Income Taxes

The Master Fund is exempt from all forms of taxation in the Cayman Islands, including income, capital gains and withholding taxes. In certain jurisdictions other than the Cayman Islands, taxes may be withheld at source jurisdiction on dividends and interest received by the Master Fund. Capital gains derived by the Master Fund in such jurisdictions generally will be exempt from foreign income or withholding taxes at source.

The Master Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Master Fund measures the tax benefit as the largest amount of benefit that is greater than 50% likely being realized upon ultimate settlement. The Master Fund is subject to potential examination by taxing authorities in various jurisdictions. The open tax years under potential examination vary by jurisdiction. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in the statement of operations. As of December 31, 2014, there was no impact to the financial statements relating to accounting for uncertainty in income taxes.

18

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

2.	Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Master Fund’s management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of gains (losses), income and expenses during the reporting period. Actual results could differ from those estimates.

Offsetting Policy

The Master Fund has not offset derivative assets or liabilities.

3.	Significant Risk Factors

In the normal course of business, the Master Fund enters into transactions in various financial instruments. The Master Fund’s financial instruments are subject to, but are not limited to, the following risks:

Off-Balance Sheet Risk

Some of the Master Fund’s financial instruments contain off-balance sheet risk. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specific future dates. The changes in the fair value of the financial instruments underlying derivatives and the obligation to purchase securities sold short may be in excess of the amounts recognized in the statement of assets and liabilities.

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument or underlying of a derivative.

19

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

Credit Risk

Credit risk represents the potential loss that the Master Fund would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Master Fund. The Master Fund minimizes its exposure to credit risk by conducting transactions with established, reputable financial institutions. Counterparty exposure is monitored on a regular basis.

The clearing and depository operations for the Master Fund’s securities transactions are provided by Concept Capital Markets, LLC, a global financial institution pursuant to prime brokerage and other related agreements. This broker is a member of major securities exchanges. The Master Fund is subject to credit risk should the broker be unable to fulfill their obligations.

The cash at U.S. based brokers, at times, may exceed the amount insured by the Securities Investor Protection Corporation.

20

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

3.	Significant Risk Factors (continued)

Liquidity Risk

Liquidity risk represents the possibility that the Master Fund may not be able to sell its positions in times of low trading volume, high volatility and financial stress at a reasonable price.

Interest Rate Risk

Interest rate risk represents the effect from a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Currency Risk

The Master Fund is exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of the Master Fund’s assets and liabilities denominated in currencies other than the U.S. dollar.

Political Risk

The Master Fund is exposed to political risk to the extent that its Investment Manager, on its behalf, and subject to its investment guidelines, trades securities that are listed on various foreign exchanges and markets. The governments in any of these jurisdictions could impose restrictions, regulations or other measures, which may have a material adverse impact on the Master Fund’s investment strategy.

Prepayment Risk

Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to debt securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

21

Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

22

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

4.	Financial Instruments and Fair Value

The following are classes of investment measured at fair value on a recurring basis at December 31, 2014 grouped by the fair value hierarchy:

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs	Total
Assets, at fair value	(Level 1)	(Level 2)	(Level 3)	Fair Value
Investments
Common Stocks
Basic Materials	175,360	-	-	175,360
Communications	287,366	-	-	287,366
Consumer	817,626	166,806	-	984,432
Energy	3,094	-	-	3,094
Financial	228,894	-	-	228,894
Industrial	96,577	-	-	96,577
Technology	-	-	10,288	10,288
Convertible Bond
Communications	-	82,215	-	82,215
Corporate Bonds
Basic Materials	-	2,260	-	2,260
Communications	-	64,984	-	64,984
Consumer	-	549,936	-	549,936
Energy	-	22,620	-	22,620
Industrial	-	57,270	-	57,270
Debt Securities
Consumer	-	46,799	47,422	94,221
Technology	-	100,000	-	100,000
Total Investments and Other Debt
Obligations	1,608,917	1,092,890	57,710	2,759,517
Warrants
Consumer	68	-	-	68
Derivative Contracts Purchased
Call Options	22,189	-	-	22,189
Put Options	20,909	-	-	20,909
23

Total Derivative Contracts Purchased	43,166	-	-	43,166
Total Investments and Derivatives	$ 1,652,083	$ 1,092,890	$ 57,710	$ 2,802,683
24

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

4.       Financial Instruments and Fair Value (continued)

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs	Total
Liabilities, at fair value	(Level 1)	(Level 2)	(Level 3)	Fair Value
Securities Sold Short
American Depository Receipt
Communications	$ 16,734	$ -	$ -	$ 16,734
Common Stocks
Consumer	56,462	-	-	56,462
Corporate Bonds
Communications	-	66,138	-	66,138
Exchange-Traded Funds	428,235	-	-	428,235
Total Investments	501,431	66,138	-	567,569
Derivative Contracts Written
Call Options	3,586	-	-	3,586
Put Options	9,141	-	-	9,141
Total Derivative Contracts
Written	12,727	-	-	12,727
Total Investments and Derivatives	$ 514,158	$ 66,138	$ -	$ 580,296

During the year ended December 31, 2014, there were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy. The Master Fund’s policy is to recognize transfers in and transfers out as of the beginning of the year. The changes in Level 3 assets measured at fair value on a recurring basis are summarized as follows for the year ended December 31, 2014.

	Common	Other Debt
	Stocks	Obligations	Warrants
Balance, January 1, 2014	$ 10,990	$ 398,548	$ 5,733
Realized and unrealized gains(losses) included in
25

earnings	(702)	(352,059)	(5,733)
Purchases, settlements, paydowns, and maturities	-	933	-
Balance, December 31, 2014	$ 10,288	$ 47,422	$ -
26

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

4.	Financial Instruments and Fair Value (continued)

Level 3 investments at December 31, 2014 were a result of investments that filed for bankruptcy therefore it was determined that there was not an active market for these investments. Level 3 valuations are based on peer comparisons. Monthly Operating Reports (“MOR’s”) filed with the courts to determine Earnings Before Interest Tax and Depreciation (“EBITDA”), utilizing past performance pre-bankruptcy and the MOR’s from filing to date to estimate a low, base and high case annualized EBITDA. In addition, Management reviews competitors to determine an average industry multiple based on where peer’s EBITDA divided in Enterprise Value to determine a multiple. A discount is applied to the estimated industry multiple to account for a forced seller (the bankruptcy estate) and multiplied our low, medium and high cases to estimate a Going Concern Value for the investment. That estimate was then reviewed by a valuation team.

5.	Derivative Contracts

In the general course of business, the Master Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Master Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risk; equity price risks. In addition to its primary underlying risks, the Master Fund is also subject to additional counterparty risk due to the possible inability of its counterparties to meet the terms of their contracts.

Options

The Master Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Master Fund may enter into options to speculate on the price movements of the financial instruments underlying the options, or for use as an economic hedge against certain equity positions held in the Master Fund’s portfolio. Option contracts give the Master Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, at a contracted price that may also be settled in cash, based on differentials between specified indices or prices of the underlying asset.

Options written obligate the Master Fund to buy or sell within a limited time, a financial instrument, at a contracted price that may also be settled in cash, based on differentials between specified indices or prices of the underlying asset. Options written by the Master Fund may

27

expose the Master Fund to equity price risk of an unfavorable change in the financial instrument underlying the written options.

The Master Fund is exposed to counterparty risk from the potential that a seller of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to the Master Fund is the fair value of the contracts and the premiums paid to purchase its open option contracts. The Master Fund considers the characteristics in addition to the level of exposure of the intermediary counterparty to its option transactions in evaluating potential credit risk.

28

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

5.	Derivative Contracts (continued)

Volume of Derivative Activities

The following table sets forth the gross fair value of derivative contracts by major risk type as of December 31, 2014. The fair values of these derivatives are presented on a gross basis, even when derivatives are subject to master netting agreements. In addition, any cash collateral payables and receivables associated with the derivatives have not been added or netted against the fair value amounts. The table also includes information on the volume of derivative activity based on the notional value (in thousands) and number of contracts open at December 31, 2014.

Long Exposure Short Exposure Notional Number of Notional Number of

Primary Underlying Risk - 2014	Amounts(a)	Contracts	Amounts(a)	Contracts
Equity price
Options	$ 1,471	277	$ 2,400	299
Warrants	$ -	19,774	$ -	-
(a)	) In thousands of dollars

Notional amounts presented for options are based on the fair value of the underlying shares as if the options were exercised at December 31, 2014.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the statement of assets and liabilities as derivative contracts, categorized by primary underlying risk, at December 31, 2014. The following table also identifies the net gain and loss amounts included in the statement of operations as net loss from derivative contracts, categorized by primary underlying risk, for the year ended December 31, 2014.

29

Net realized and
	Derivative	Derivative	change in unrealized
Primary Underlying Risk - 2014	Assets	Liabilities	gain (loss)
Equity Price
Options	$ 43,098	$ (12,727)	$ (89,665)
Warrants	$ 68	$ -	$ (5,758)
	$ 43,166	$ (12,727)	$ (95,423)
30

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

6.	Share Capital

The Master Fund has authorized 5,000,000 redeemable share of $.01 par value authorized per share. The Article of Association of the Master Fund provides that the Directors, in their discretion, may authorize the division of participating Share into any number of Classes and series thereof. Shares are generally issued the first business day of each month at $1,000 per share. Redemptions generally occur at the end of the month at the NAV per share at the end of that month.

Transactions in capital shares during the period, and the shares outstanding and the net asset value (“NAV”) per share as of December 31, 2014, for each class and series of shares are as follows:

31-Dec-14	Beginning Shares	Shares Issued	Shares Redeemed	Ending Shares
Class A
Series LP	2,384.06	200.40	(1,257.05)	1,327.41
Class B
Series Ltd.	441.20	-	(277.30)	163.90
31-Dec-14	Amounts Issued	Amounts Redeemed	Net Assets	NAV per Share
Class A
Series LP	$288,350	($1,740,522)	$1,778,439	$1,339.78
Class B
Series Ltd.	$0	($404,375)	$225,030	$1,372.98
	$288,350	($2,144,897)	$2,003,469

Shareholders have redemption rights which contain restrictions with respect to rights of redemption of shares as specified in the offering memorandum.

7.	Related Party Transactions
31

The Investment Manager of the Master Fund is also the Investment Manager of the Feeder Funds. The Investment Manager receives a management fee and performance reallocation/fee which is charged at the Feeder Funds level.

8.	Administrative Fees

Admiral Administration (US) LLC (the “Administrator”) serves as the Master Fund’s administrator and performs certain administrative and clerical services on behalf of the Master Fund.

32

Tiburon Credit Opportunities Master Fund, Ltd.

Notes to Financial Statements (continued)

Year Ended December 31, 2014

9.	Financial Highlights

Financial highlights for the year ended December 31, 2014 are as follows:

	Class A Shares	Class B Shares
	Series LP	Series Ltd.
Per share operating performance
Net asset value, beginning of year	1,475.58	$1,459.28
Income (loss) from investment operations
Net loss on investments	(186.24)	(133.48)
Net investment income	50.44	47.18
Total from investment operations	(135.80)	(86.30)
Net asset value, end of year	1,339.78	1,372.98
Total return	(9.20)%	(5.91)%
Expenses (including interest and dividends)	(5.78)%	(6.38)%
Net investment income	3.67%	3.45%

Financial highlights are calculated for each permanent, non-managing class or series of common shares. An individual shareholder’s return and ratios may vary based on the timing of capital share transactions.

10.	Subsequent events

Management has evaluated the possibility of subsequent events existing in the Master Fund’s financial statements through July 27, 2015, the date the financial statements

33

were available to be issued. Management has determined that there are no material events that would require adjustment to or disclosure in the Master Fund’s financial statements other than those listed below.

From January 1, 2015 through July 27, 2015, the Master Fund accepted additional share subscriptions of approximately $100,000 and additional share redemptions of approximately $400,468.

34

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Interim Financial Statements

Period from January 1, 2015 through June 30, 2015

1

Tiburon Credit Opportunities Master Fund, Ltd.

2

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Statement of Assets and Liabilities

(Expressed in U.S. Dollars)

As at June 30, 2015

Assets
Investments, at fair value (cost $1,793,526)	$1,737,962
Derivative contracts purchased, at fair value (cost $120,914)	19,469
Other debt obligations, at fair value (cost $270,805)	157,537
Cash and cash equivalents	592,775
Accrued interest on long positions	10,383
Receivable due from sale of investments	41,212
Due from related parties	67,941
Interest and dividends receivable, net	7,269
Organizational costs, net	627
Subscription receivable	100,000
Total assets	$2,735,175
Liabilities and Net Assets
Liabilities
Securities sold short, at fair value (proceeds $444,533)	$436,631
Derivative contracts written, at fair value (proceeds $2,265)	4,484
Due to brokers	273,292
Due to participant	184,641
Payable due from purchases of investments	46,589
Dividends and interest payable	1,052
Redemptions payable	250
Accrued expenses	41,814
Total liabilities	988,753
Net assets	$1,746,422
3

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments

(Expressed in U.S. Dollars)

Number of Shares or Principle Amount	% of Net Assets	Fair Value

Investments in securities, at fair value
Common stocks
Bermuda
Financial
Assured Guaranty Ltd	1,647	2.26%	39,512
Total Bermuda (cost $42,665)		2.26%	39,512
Britain
Consumer
GlaxoSmithKline PLC	1,681	2.00%	34,988
J Sainsbury PLC	18,951	4.53%	79,126
SABMiller PLC	486	1.45%	25,271
Smith & Nephew PLC	4,826	4.67%	81,572
Total Britain (cost $232,423)		12.65%	220,957
Canada
Basic Materials		0.57%	9,886
Total Canada (cost $9,111)		0.57%	9,886
Hong Kong
Technology		0.95%	16,673
Total Hong Kong (cost $2,607)		0.95%	16,673
Netherlands
Basic Materials
Koninklijke DSM NV	588	1.95%	34,100
Total Netherlands (cost $36,835)		1.95%	34,100
Switzerland
Basic Materials
Clariant AG	1,665	1.95%	34,136
Total Switzerland (cost $26,619)		1.95%	34,136
4

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments

(Expressed in U.S. Dollars)

Number of Shares or Principle Amount	% of Net Assets	Fair Value

Investments in securities, at fair value (continued) Common stocks (continued)
United States
Basic Materials
Ashland Inc	252	1.76%	30,719
Dow Chemical Co/The	883	2.59%	45,183
Communications
Gray Television Inc	1,443	1.30%	22,626
Yahoo! Inc	842	1.89%	33,082
Other		0.58%	10,105
Consumer
Abbott Laboratories	1,133	3.18%	55,608
ADT Corp/The	909	1.75%	30,515
Dillard’s Inc	754	4.54%	79,313
Hertz Global Holdings Inc	1,207	1.25%	21,871
J.C. Penney Co Inc	2,846	1.38%	24,106
MGM Holdings Inc	1,280	5.81%	101,435
Mylan NV	964	3.75%	65,417
PepsiCo Inc	330	1.76%	30,802
Pfizer Inc	686	1.32%	23,002
Zoetis Inc	747	2.06%	36,020
Other		0.59%	10,275
Energy
Hess Corp	356	1.36%	23,809
Other		0.12%	2,080
Financial
American Capital Ltd	3,120	2.42%	42,276
FNF Group	1,996	4.23%	73,832
Northstar Realty Finance Corp	2,505	2.28%	39,830
Winthrop Realty Trust	2,178	1.89%	32,997
Other		0.95%	16,623
5

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments

(Expressed in U.S. Dollars)

Number of Shares or Principle Amount	% of Net Assets	Fair Value

Investments in securities, at fair value (continued) Common stocks (continued)
United States (continued)
Industrial
Orbital ATK Inc	527	2.21%	38,661
Stanley Black & Decker Inc	262	1.58%	27,573
Other*		1.05%	18,329
Technology
Activision Blizzard Inc	2,387	3.31%	57,789
Other		0.35%	6,166
Total United States (cost $957,345)		57.26%	1,000,044
Total common stock (cost $1,307,605)		77.59%	1,355,308
Corporate bonds
Canada
Industrial
Tervita Corp 10.875% 02/15/18 SR:144A	42,000	1.69%	29,453
Tervita Corp 8.000% 11/15/18 SR:144A	28,000	1.47%	25,620
Total Canada (cost $64,855)		3.16%	55,073
United States
Basic Materials		0.19%	3,320
Communications
US Cellular Corp 6.700% 12/15/33	27,000	1.49%	25,954
Consumer
Avon Products Inc 5.000% 03/15/23	56,000	2.79%	48,720
Bon-Ton Dept Stores 10.625% 07/15/17	36,000	2.06%	36,000
Chukchansi Eco Dev Auth 9.750% 05/30/20 SR:144A	37,774	1.30%	22,759
Claire’s Stores Inc 8.875% 03/15/19	86,000	2.26%	39,453
JC Penney Corp Inc 5.650% 06/01/20	63,000	3.26%	56,936
Neebo Inc 15.000% 06/30/16 SR:144A	38,300	2.26%	39,449
6

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments

(Expressed in U.S. Dollars)

Number of Shares or Principle Amount	% of Net Assets	Fair Value

Investments in securities, at fair value (continued) Corporate bonds (continued)
United States (continued)
Energy
Energy XXI Gulf Coast Inc 11.000% 03/15/20 SR:144A	41,000	2.07%	36,080
EPL Oil & Gas Inc 8.250% 02/15/18	31,000	1.08%	18,910
Total United States (cost $421,066)		18.76%	327,581
Total corporate bonds (cost $485,921)		21.92%	382,654
Warrants
United States
Consumer		0.00%	64
Total United States (cost $107,082)		0.00%	64
Total warrants (cost $107,082)		0.00%	64
Other debt obligations
United States
Consumer
Global Aviation Holdings Inc 10.000%
8/13/17 Exit 1st	364,787	2.72%	47,422
Other		0.57%	9,990
Technology
Eastman Kodak Term Loan	100,000	5.73%	100,125
Total United States (cost $270,805)		9.02%	157,537
Total debt securities (cost $270,805)		9.02%	157,537
7

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments

(Expressed in U.S. Dollars)

Number of Shares or Principle Amount	% of Net Assets	Fair Value

Investments in securities, at fair value (continued)
Purchased call options
United States
Funds	0.19%	3,296
Purchased put options
Bermuda
Financial	0.09%	1,647
United States
Consumer	0.18%	3,125
Financial	0.16%	2,805
Funds	0.49%	8,532
Total option contracts (cost $13,832)	1.11%	19,405
Total investment in securities (cost $2,185,245)	109.64%	$1,914,968
8

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments

(Expressed in U.S. Dollars)

Number of Shares or Principle Amount	% of Net Assets	Fair Value

Securities sold short, at fair value
American depository receipt
China
Communications
Alibaba Group Holding Ltd	253	1.19%	20,814
Total China (proceeds $26,797)		1.19%	20,814
Total american depository receipt (proceeds $26,797)		1.19%	20,814
Common stocks
United States
Consumer
Bob Evans Farms Inc	870	2.54%	44,414
Energy
Pioneer Natural Resources Co	138	1.10%	19,139
Total United States (proceeds $63,927)		3.64%	63,553
Total common stocks (proceeds $63,927)		3.64%	63,553
Corporate bonds
Cayman Islands
Energy
Transocean Inc 6.000% 03/15/18	45,000	2.63%	45,844
Total Cayman Islands (proceeds $42,726)		2.63%	45,844
United States
Communications
IAC/InterActiveCorp 4.875% 11/30/18	65,000	3.86%	67,478
Total United States (proceeds $67,265)		3.86%	67,478
Total corporate bonds (proceeds $109,991)		6.49%	113,322
9

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Condensed Schedule of Investments

(Expressed in U.S. Dollars)

Number of Shares or Principle Amount	% of Net Assets	Fair Value

Securities sold short, at fair value (continued)
Exchange-traded funds
United States
Funds
Industrial Select Sector SPDR Fund	353	1.09%	19,083
iShares Russell 2000 ETF JDR	245	1.75%	30,591
SPDR Barclays High Yield Bond EFT	509	1.12%	19,561
SPDR S&P 500 ETF Trust	714	8.42%	146,976
Other*		1.30%	22,731
Total United States (proceeds $243,818)		13.68%	238,942
Total exchange-traded funds (proceeds $243,818)		13.68%	238,942
Written put options
Bermuda
Financial		0.04%	710
United States
Consumer		0.02%	420
Funds		0.19%	3,354
Total option contracts (proceeds $2,265)		0.25%	4,484
Total securities sold short (proceeds $446,798)		25.25%	$ 441,115

*No individual investment constitutes more than 1% of net assets.

10

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Statement of Operations

(Expressed in U.S. Dollars)

Investment income
Interest	$ 94,548
Dividends (net of withholding taxes of $572)	21,229
Other income	38
Net investment income	115,815
Expenses
Interest and dividends	74,085
Other	4,521
Total expenses	78,606
Net investment income	37,209
Net realized and change in unrealized gain (loss) from investments and foreign currencies
Net realized gain from investments and foreign currencies	82,754
Net change in unrealized loss from investments
and foreign currencies	(35,352)
Net realized loss from derivative contracts	(60,442)
Net change in unrealized gain from derivative contracts	19,502
Net realized and change in unrealized gains from
investments and foreign currencies	6,462
Net increase in net assets resulting from operations	$ 43,671
11

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Statement of Change in Net Assets

(Expressed in U.S. Dollars)

Increase (decrease) in net assets from operations
Net investment income	$ 37,209
Net realized gain from investments and foreign currencies	82,754
Net change in unrealized loss from investments and foreign currencies	(35,352)
Net realized loss from derivative contracts	(60,442)
Net change in unrealized gain from derivative contracts	19,502
Net increase in net assets resulting from operations	43,671
Increase (decrease) in net assets from capital transactions
Issuance of shares – Class A	100,000
Redemption of shares – Class A	(400,000)
Redemption of shares – Class B	(718)
Net decrease in net assets resulting from capital transactions	(300,718)
Net decrease in net assets	(257,047)
Net assets, beginning of year	2,003,469
Net assets, end of year	$1,746,422

12

Tiburon Credit Opportunities Master Fund, Ltd.

Unaudited Statement of Cash Flows

(Expressed in U.S. Dollars)

Cash flows from operating activities
Increase in net assets resulting from operations	$ 43,671
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by operating activities
Net realized gain from investments and foreign currencies	(83,264)
Net change in unrealized loss from investments and foreign currencies	40,396
Net realized loss from derivative contracts Net change in unrealized gain from derivative contracts	60,442 (19,502)
Purchase of investments	(2,636,502)
Purchase of derivative contracts	(181,094)
Sales of investments	3,412,450
Sales of derivative contracts	155,608
Changes in operating assets and liabilities
(Increase) decrease in:
Accrued interest on long positions	11,401
Receivable due from sale of investments	(37,264)
Due from related party	(8,941)
Interest and dividends receivable	5,463
Organizational costs	1,881
Increase (decrease) in:
Due to brokers	(28,965)
Due to participant	(362,503)
Payable due from purchases of investments	(363)
Dividends and interest payable	679
Accrued expenses	(12,297)
Net cash provided by operating activities	361,296
Cash flows from financing activities
Payments for redemption of shares	(408,864)
Net cash used in financing activities	(408,864)
Net change in cash and cash equivalents	(47,568)
Cash and cash equivalents, beginning of year	640,343
Cash and cash equivalents, end of year	$ 592,775
Supplemental cash flow information:
Interest paid	$ 69,871
Dividends paid	$ 3,535
13

Period from January 1, 2015 through June 30, 2015

Financial highlights for the period from January 1, 2015 through June 30, 2015 are as follows:

	Class A Shares	Class B Shares
	Series LP	Series Ltd.
Per share operating performance
Net asset value, beginning of year	$1,339.78	$1,372.98
Income from investment operations
Net gain on investments	4.34	6.86
Net investment income	29.18	26.67
Total from investment operations	33.52	33.53
Net asset value, end of year	1,373.30	1,406.51
Total return	2.50%	2.44%
Expenses (including interest and dividends)	(8.81)%	(9.11)%
Net investment income	4.25%	3.77%

The return and ratios have not been annualized.

Financial highlights are calculated for each permanent, non-managing class or series of common shares. An individual shareholder’s return and ratios may vary based on the timing of capital share transactions.

1

APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

2

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

3

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
4

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

5

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

6

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

7

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

8

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

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C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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APPENDIX “B”

Proxy Voting Policy

The following information is a summary of the proxy voting guidelines for BALTER LIQUID ALTERNATIVES, LLC (the “Adviser”). Throughout this policy, Tiburon Capital Management, LLC is known the “Subadviser”.

I.       BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II.       PROXY VOTING POLICY AND PROCEDURES

Adopted November 17, 2015

STATEMENT OF POLICY

The Adviser shall retain full discretionary authority to exercise voting rights with respect to the securities and other investments of the Subadviser Assets. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Subadviser or take any action with respect thereto. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline. The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser or its designee will provide a copy of such procedure to the Subadviser and establish a process for the timely distribution of the voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

PROXY VOTING PROCEDURES

The Advisor will retain a third party proxy advisory firm to provide proxy voting recommendations and to assist it in coordinating and voting proxies with respect to client securities. On an annual basis, the Chief Compliance Officer will review the services of the proxy advisory firm to assure that:

•       proxies are being properly voted;

•       appropriate records are being retained;

•       the proxy advisory firm’s conflict policies and procedures are robust; and

•       there have been no business changes at the proxy advisory firm that would endanger the capacity or competency of the proxy advisory firm to provider the advisor with recommendations.

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If there are any client securities for which the Advisor is unable to provide a voting recommendation or assist in voting proxies, the Chief Investment Officer with the assistance of the Chief Compliance Officer, will:

•       keep a record of each proxy received and how voted;

•       determine which accounts managed by the Advisor hold the security to which the proxy relates; and

•       absent conflicts of interest (see Section D below), determine how the Advisor should vote the proxy and in a timely manner vote the proxy by mail or electronic means.

Within 10 days of the proxy vote deadline, the Advisor will notify the Subadviser of any upcoming proposals. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline by email to the Chief Compliance Officer, or his designee.

The Chief Compliance Officer will have the responsibility of ensuring that the Advisor complies with the Proxy Voting Policies and Procedures.

C. VOTING GUIDELINES

The Advisor believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. After consideration of input from any Subadviser and review of the proxy advisory firm’s vote recommendation, the Advisor will:

•       generally vote in accordance with the recommendation of the third party proxy advisory firm;

•

generally, in the absence of a recommendation from the third party proxy service, vote in favor of routine corporate housekeeping proposals, including election of directors, selection of auditors, and increases in or reclassification of common stock. The Advisor will generally vote for stock option plans or plan amendments for corporate directors, executive and employees; and

•       generally, in the absence of a recommendation from the third party proxy service, vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Advisor shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•       whether the proposal was recommended by management, the Subadviser’s opinion of management, and the Advisor’s opinion of management;

•       whether the proposal acts to entrench existing management; and

•       whether the proposal fairly compensates management for past and future performance.

CONFLICTS OF INTEREST

The Advisor may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Advisor, its affiliates and/or its employees may also occasionally have business or personal relationships

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with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. If at any time, the Chief Compliance Officer becomes aware of potential or actual conflict of interest relating to a particular proxy proposal, the Chief Compliance Officer will cause the Advisor to handle the proposal as follows:

•       If the proposal is covered by the proxy advisory firm, the Chief Compliance Officer will cause the proxy to be voted in accordance with the proxy advisory firm’s recommendation; or

•       If the proposal is not covered by the proxy advisory firm, the Chief Compliance Officer will notify the Northern Lights Fund Trust II Chief Compliance Officer who shall determine the manner in which to vote and may notify the Fund’s Board of Trustees or its designated committee.

In the case of conflicts involving any advisory client of Balter Client Management, LLC (“BCM”), an entity that controls the Advisor, the proposal will be thoroughly reviewed by BCM on behalf of these clients and voted in the best interests of these clients or, in the discretion of BCM, will not be voted by BCM.

E.        DISCLOSURE

Information regarding how the fund, a series of Northern Lights Fund Trust II, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-844-322-8112 or by accessing the SEC’s website at http://www.sec.gov.

F. RECORDKEEPING

The Chief Compliance Officer will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

•       Copies of this proxy voting policy and procedures, and any amendments thereto.

•       A copy of each proxy statement that Advisor receives that are not available on the SEC’s EDGAR system.

•       A record of each vote that Advisor casts.

•       A copy of any document Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

Balter European L/S Small Cap Fund

Institutional Class (Symbol: BESMX)

Investor Class (Symbol: BESRX)

Prospectus

March 1, 2017

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Balter European L/S Small Cap Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

Summary Section	1
Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	6
Investment Objective	6
Principal Investment Strategies	6
Principal Risks of Investing in the Fund	7
Portfolio Holdings Information	10
Management of the Fund	10
The Adviser	10
The Sub-Adviser	10
Portfolio Managers	11
Shareholder Information	12
Choosing a Share Class	12
More About Institutional Class Shares	12
More About Investor Class Shares	12
Share Price	13
How to Purchase Shares	13
How to Redeem Shares	15
Redemption Fee	17
Tools to Combat Frequent Transactions	17
Distribution of Fund Shares	18
Distributions and Taxes	19
Tax Status, Dividends and Distributions	19
Financial Highlights	20
PRIVACY NOTICE	22

Summary Section

Investment Objective. The investment objective of the Balter European L/S Small Cap Fund (the “Fund”) is to seek to generate absolute returns by investing both long and short in European companies.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.00%	2.00%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.87%	0.92%
Remaining Other Expenses	0.66%	0.66%
Interest Expense	0.21%	0.21%
Shareholder Servicing Fee	0.00%	0.05%
Acquired Funds Fees and Expenses(1)	0.08%	0.08%
Total Annual Fund Operating Expenses	2.95%	3.25%
Fee Waiver/Expense Reimbursement	(0.42%)	(0.42%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.53%	2.83%

(1This number represents the combined total fees and operating expenses of the underlying funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure

(2) Pursuant to an operating expense limitation agreement between Balter Liquid Alternatives, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) for the Fund do not exceed 2.24% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2018. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the lower of the current expense cap or the expense cap in place at the time of the waiver or reimbursement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through February 28, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$256	$873	$1,516	$3,241
Investor Class	$286	$962	$1,661	$3,521

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From the Fund’s commencement of operations, December 30, 2015 through the Fund’s fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 168% of the average value of the portfolio.

Principal Investment Strategies. The Fund’s objective is to generate absolute returns primarily by investing both long and short in small-cap European equities.

Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of small-cap companies based in Europe. The Adviser considers issuers to be located in Europe if they are organized in Europe, have their principal place of business in the Europe, or their securities are traded principally in Europe. The Adviser currently defines small capitalization companies as those that at time of purchase have capitalizations of between $160 million to $5.5 billion (€150 million - €5 billion). The Fund’s portfolio typically has 60 equity positions in the Fund’s long/short portfolio. The Fund may invest in listed and unlisted European equity securities, debt securities, options, warrants, convertibles and other derivative instruments. Derivative instruments may be exchanged traded or over-the-counter and will primarily be used for hedging and to manage short term volatility. The Fund may also retain amounts in cash or cash equivalents, pending investment, if this is considered appropriate to the investment objective.

The Fund is likely to have short positions at all times. The Fund may have a net long equity exposure of up to 150% of net asset value or a net short equity exposures of up to 50% of net asset value. The Fund also seeks to employ various hedging techniques with the aim of managing short term volatility.

The Fund’s sub-adviser, S.W. Mitchell Capital LLP (the “Sub-Adviser”), believes that European stock markets are inefficient and that substantial value can be created by employing fundamentally driven company research. The Sub-Adviser visits potential investee companies extensively and the Fund will invest in what the Sub-Adviser believes to be the best quality growth companies where management has embraced the philosophy of maximizing shareholder value. The Fund also seeks opportunities amongst those companies which are restructuring their operations in order to realize shareholder value. The Fund aims to create value by selling short shares of companies where the Sub-Adviser believes the business outlook is deteriorating and valuations does not reflect the value perceived by the Sub-Adviser.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

•	Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures
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have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

•	Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants and convertibles. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates.

•	Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

•	Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

•	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.

•	General Risk. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.

•	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

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•	Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

•	Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

•	Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

•	Small-Sized Companies Risk. The Fund invests in the stocks of small capitalization companies. The earnings and prospects of these companies are more volatile than larger companies. Small sized companies may experience higher failure rates than do larger companies.

Performance. The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2016 compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund is the successor to the S.W. Mitchell Small Cap European Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Institutional Share Class of the Fund in connection with the Fund’s commencement of operations. The Sub-Adviser managed the Predecessor Fund, and the Fund’s investment policies, objective, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of anticipated fees and expenses applicable to the Institutional Class Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different. Please refer to the financial statements of the Predecessor Fund in the Fund’s Statement of Additional Information for additional information on the Predecessor Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at no cost by calling the Fund toll-free at 1-844-322-8112 or on the Fund’s website www.balterliquidalts.com.

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Institutional Class Shares1

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 15.01% (for the quarter ended June 30, 2009). The worst performance was -13.39% (for the quarter ended September 30, 2011).

1 The returns shown in the bar chart are for Institutional Class shares. The performance of Investor Class shares will differ due to differences in expenses and sales load charges.

Average Annual Total Returns For the Periods Ended December 31, 2016(1)	One Year	Five Years	Life of Fund(2)
Institutional Class Shares
Return Before Taxes	-5.10%	6.97%	8.72%
Return After Taxes on Distributions	-5.10%	6.97%	8.72%
Return After Taxes and Sale or Redemption of Fund Shares	-2.89%	5.47%	7.11%
Investor Class Shares
Return Before Taxes	-5.10%	N/A	-5.09%
MSCI Europe Small Cap Index (reflects no deduction for fees, expenses or taxes)	-2.07%	12.80%	3.18%
Morningstar Long/Short Category Avg. (reflects no deduction for fees, expenses or taxes)	2.13%	4.04%	0.88%
(1)	This performance information reflects the performance of the Predecessor Fund as adjusted to reflect Institutional Class Shares and Investor Class Shares expenses reflected in the Fee Table.
(2)	The Predecessor Fund commenced operations on October 31, 2007.

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period. After tax returns are shown for only Institutional Class Shares and after tax returns for Investor Class Shares will vary.

The MSCI Europe Small Cap Index captures small cap representation across the 15 Developed Markets (DM) countries in Europe. With 902 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in the European equity universe.

The Morningstar Long/Short Equity Category Average reflects the average return for mutual funds that Morningstar considers to be utilizing a long/short equity approach. Long/short portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral--dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market's fortunes. Other portfolios that

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are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

Investment Adviser. Balter Liquid Alternatives, LLC serves as the Fund’s investment adviser (the “Adviser”).

Investment Sub-Adviser. S.W. Mitchell Capital LLP serves as the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers. The following serves as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Fund Since:
The Adviser
Brad R. Balter, CFA, CEO	Portfolio Manager	December 2015
Jay C. Warner, CFA, CIO	Portfolio Manager	December 2015
Ben R. Deschaine, CAIA	Portfolio Manager	December 2015
The Sub-Adviser
Jamie Carter	Portfolio Manager	December 2015

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Balter European L/S Small Cap Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130), or by telephone at 1-844-322-8112. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Fund is $50,000 and $5,000, for Institutional Class and Investor Class, respectively, with a minimum subsequent investment of $500 for each Class. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50. The Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The primary investment objective of the Fund is to seek to generate absolute returns by investing both long and short in European companies.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change.

Principal Investment Strategies

Principal Investment Strategies.

Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of small-cap companies based in Europe. The Adviser considers issuers to be located in Europe if they are organized in Europe, have their principal place of business in the Europe, or their securities are traded principally in Europe. The Adviser currently defines small capitalization companies as those that at time of purchase have capitalizations of between $160 million to $5.5 billion (€150 million - €5 billion). The Fund’s portfolio typically has 60 equity positions in the Fund’s long/short portfolio. The Fund may

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invest in listed and unlisted European equity securities, debt securities, options, warrants, convertibles and other derivative instruments. Derivative instruments may be exchanged traded or over-the-counter and will primarily be used for providing synthetic exposure to equity securities. Derivatives may also be used for hedging and to manage short term volatility. The Fund may also retain amounts in cash or cash equivalents, pending investment, if this is considered appropriate to the investment objective.

The Fund is likely to have short positions at all times. The Fund may have a net long equity exposure of up to 150% of net asset value or a net short equity exposures of up to 50% of net asset value. The Fund also seeks to employ various hedging techniques with the aim of managing short term volatility.

The Fund’s sub-adviser, S.W. Mitchell Capital LLP (the “Sub-Adviser”), believes that European stock markets are inefficient and that substantial value can be created by employing fundamentally driven company research. The Sub-Adviser visits potential investee companies extensively and the Fund will invest in what the Sub-Adviser believes to be the best quality growth companies where management has embraced the philosophy of maximizing shareholder value. The Fund also seeks opportunities amongst those companies which are restructuring their operations in order to realize shareholder value. The Fund aims to create value by selling short shares of companies where the Sub-Adviser believes the business outlook is deteriorating and where valuations do not reflect the value perceived by the Sub-Adviser.

On the long side, the Sub-Adviser looks for ‘best practice’ companies. The Sub-Adviser typically likes companies that, at all levels of their business, can show superior performance against their competitors. The Sub-Adviser is attracted to focused and determined management teams with a substantial equity commitment to their business. The Sub-Adviser favors cash-generative businesses whose managements can demonstrate a clear idea about the use of their future cash streams. They generally like companies with balance sheet strength. Their preliminary findings, and the robustness of their assessment of future earnings and cash flow, are validated and monitored through meetings with competitors, suppliers and clients of the target investment. Finally, they examine the stock on a variety of valuation criteria, placing particular emphasis on those with a strong tie to cash flows, before making the ultimate decision on inclusion in the portfolio.

On the short side the Sub-Adviser looks for three types of situations: 1) stocks where their principal research has uncovered new insights into a company that may lead to a decline in stock price; 2) those companies whose long term business model is compromised; and 3) companies who use aggressive accounting to hide frailties in their business or where there may be fraudulent activity.

Position size within the portfolio is dictated by the degree of conviction and the liquidity of the stock. The process of stock selection is almost identical on both the long and short side of the portfolio.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income investments, cash or cash equivalents. In addition, during such periods, the Fund may invest its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps. Temporary defensive positions may be initiated by the Sub-Adviser when market conditions make pursuing its investment strategy used for the Fund inconsistent with the best interests of the Fund. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

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Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. In addition, the Fund may invest in non-futures linked derivatives, which may be centrally cleared. Such central clearing may mitigate, but not eliminate, the counterparty risk associated with such investments.

Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions.  Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers.  Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants and convertibles. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to increased counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain of the Fund’s transactions in futures, swaps, and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund’s after-tax returns. Investing in derivatives may result in a form of leverage and subject the Fund to leverage risk, which is described below.

Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to

8

a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income investments and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income investments and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income investments and derivatives generally increases. Investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than investments with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal rates at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will likely have a negative effort on the value of most fixed income investments and result in an increase in price volatility of fixed income investments.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with portfolio transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. government and the U.S. economy.

General Risk. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

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Small-Sized Companies Risk. Because the Fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. The earnings and prospects of these companies are more volatile than larger companies. Small sized companies may experience higher failure rates than do larger companies. The trading volume of securities of small sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small sized companies may have limited markets, product lines or financial resources and may lack management experience. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 2.00% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC and is registered as a commodities pool operator with the U.S. Commodity Futures Trading Commission.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 2.24% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2018, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the most recent fiscal period ended October 31, 2016, the Adviser received an advisory fee net of fee waivers and expense reimbursements equal to 1.56% of the Fund’s average daily net assets.

The Sub-Adviser

The Adviser, on behalf of the Fund, has entered into a sub-advisory agreement with S.W. Mitchell Capital LLP, and the Adviser compensates the Sub-Adviser out of the investment advisory fees it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below). The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Adviser. The SEC has granted an exemptive order with respect to the Adviser, which extends

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to other registered investment companies advised by the Adviser, including the Fund, that permits the Adviser, subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board of Trustees and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund will receive notification of the change. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

The Adviser has entered into a sub-advisory agreement with S.W. Mitchell Capital LLP. The Adviser compensates the Sub-Adviser out of its investment advisory fee it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of the Sub-Adviser recommended by the Adviser.

S.W. Mitchell Capital LLP, Princes House, 38 Jermyn Street, London, UK SW1Y 6DN, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. S.W. Mitchell is registered as an investment adviser with the SEC. S.W. Mitchell Capital LLP was founded in 2005.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders dated October 31, 2016.

Portfolio Managers

The following provides additional information about the Sub-Adviser and its portfolio managers who are responsible for the day-to-day management of the Fund’s assets. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Senior Research Analyst of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

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The Sub-Adviser

Jamie Carter. Mr. Carter is a Partner of S.W. Mitchell Capital and the Investment Manager of two funds; the S.W. Mitchell Small Cap European Fund and the SWMC Small Cap European Fund. Mr. Carter joined S.W. Mitchell in early 2006 and launched the S.W. Mitchell Small Cap European Fund in November 2007 after a year and a half researching European markets, and finding himself gravitating towards the small cap space. In June 2011, Mr. Carter went on to launch the SWMC Small Cap European Fund, a UCITS fund which is generally run pari passu with the hedge fund, S.W. Mitchell Small Cap European Fund. Mr. Carter was made a Partner in April 2010. Prior to 2006, Mr. Carter worked at JO Hambro Investment Management (JOHIM). During his time at JOHIM he managed private client portfolios and researched U.S. companies, with a particular emphasis on technology, media and telecommunications.

Shareholder Information

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered two classes of shares – Institutional Class shares and Investor Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

•	Investor Class shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and/or shareholder servicing fee and a 0.05% of shareholder servicing fee.

Each class of shares is subject to a redemption fee equal to 1.00%.

More About Institutional Class Shares

Institutional Class shares may be purchased without the imposition of any sales charges. The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Institutional Class shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Institutional Class shares of the Fund is $50,000. The minimum subsequent investment in Institutional Class shares of the Fund is $500.

More About Investor Class Shares

Investor Class shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Investor Class shares include a 0.05% of Shareholder Servicing Fee. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of the Fund is $5,000. The minimum subsequent investment in Investor Class shares of the Fund is $500. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50.

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Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs: Institutional Class and Investor Class shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

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Purchase by Mail. To purchase the Fund’s shares, simply complete and sign the Account Application and mail it, along with a check made payable to “Balter European L/S Small Cap Fund” to:

via Regular mail:	via Overnight mail:
Balter European L/S Small Cap Fund	Balter European L/S Small Cap Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-844-322-8112 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Balter European L/S Small Cap Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-844-322-8112.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular mail:	via Overnight mail:
Balter European L/S Small Cap Fund	Balter European L/S Small Cap Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-844-322-8112. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

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Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan (for Investor Class shares only): If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

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Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $1,000 for Institutional and Investor Class accounts, the Fund may notify you that, unless the account is brought up to the minimum investment amount within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Redemption Fee

The Fund will deduct a 1.00% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy,”
•	Rejecting or limiting specific purchase requests, and
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•	Charging a 1.00% redemption charge if shares are held less than 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-844-322-8112 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of the Fund will not be exchangeable for shares of other Classes.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act applicable to the Investor Class shares. Under the 12b-1 Plans, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is

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0.25% of the Fund’s average daily net assets annually for Investor Class shares. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder Servicing Plan

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of the Fund’s Investor Class shares for shareholder services provided to the Fund by financial institutions.

Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Dividends from net investment income are generally made at least annually. Capital gain distributions from net profits from the sale of investments are generally made at least annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

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On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income and dividends paid by a Fund and (b) certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, to collect and report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s October 31, 2016 annual report, which is available at no charge upon request.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Institutional Class	Investor Class

	For the	For the
	Period Ended	Period Ended
	October 31, 2016 (1)	October 31, 2016 (1)
Net asset value, beginning of period	$10.00	$10.00
Activity from investment operations:
Net investment loss (2)	(0.18)	(0.18)
Net realized and unrealized loss on investments	(0.55)	(0.55)
Total from investment operations	(0.73)	(0.73)
Net asset value, end of period	$9.27	$9.27
Total return (3,4)	(7.30)%	(7.30)%
Net assets, at end of period (000’s)	$24,654	$0 (7)
Ratio of gross expenses to average net assets (5,6,8)	2.87%	3.17%
Ratio of net expenses to average net assets (6,8)	2.45%	2.75%
Ratio of net investment loss to average net assets (6)	(2.18)%	(2.48)%
Portfolio Turnover Rate (4)	168%	168%

(1)	The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advise r.

(6)	Annualized.

(7)	Less than $1,000.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

	Institutional Class	Investor Class
Before fees waived	2.66%	2.96%
After fees waived	2.24%	2.54%

21

PRIVACY NOTICE

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

22

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

23

Investment Adviser

Balter Liquid Alternatives, LLC

125 High Street, Oliver Street Tower, Suite 802

Boston, MA 02110

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank, National Association

1555 North River Center Drive

Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Balter European L/S Small Cap Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-844-322-8112, or by writing to:

Balter European L/S Small Cap Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Information is also available at www.balterliquidalts.com.

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22549)

Statement of Additional Information

Dated: March 1, 2017

Balter European L/S Small Cap Fund

Institutional Class (Symbol: BESMX)

Investor Class (Symbol: BESRX)

This Statement of Additional Information (“SAI”) provides general information about the Balter European L/S Small Cap Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for Institutional Class and Investor Class shares dated March 1, 2017 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, free of charge, please write or call the Fund at the address or telephone number below:

Balter European L/S Small Cap Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

1-844-322-8112

---------------------------------

---------------------------------

The Trust	1
Investment Policies, Strategies and Associated Risks	2
Fundamental Investment Limitations	19
Management of the Fund	21
Board of Trustees	21
Board Leadership Structure	21
Trustees and Officers	22
Board Committees	25
Trustee Compensation	26
Control Persons and Principal Shareholders	27
Investment Adviser	27
Sub-Adviser	29
Portfolio Managers	30
Other Service Providers	32
Distribution of Fund Shares	34
12b-1 Distribution and Shareholder Servicing Plan	35
Portfolio Transactions and Brokerage Allocation	37
Portfolio Turnover	39
Code of Ethics	39
Proxy Voting Procedures	39
Anti-Money Laundering Compliance Program	39
Portfolio Holdings Information	40
Determination of Net Asset Value	41
Financial Statements	48
APPENDIX “A” RATINGS DEFINITIONS	2
APPENDIX “B”	18

The Trust

The Balter European L/S Small Cap Fund (the “Fund”) is a series of Northern Lights Fund Trust II, (the “Trust”) a Delaware statutory trust, organized on August 26, 2010.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund offers two classes of shares: Institutional Class shares and Investor Class shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Balter Liquid Alternatives, LLC (the “Adviser” or “Balter”) serves as the investment adviser to the Fund.

S.W. Mitchell Capital LLP (the “Sub-Adviser”) serves as the Fund’s sub-investment adviser.

1

Investment Policies, Strategies and Associated Risks

The investment objective of the Fund is to seek to generate absolute returns by investing both long and short in European companies. The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Fund will provide shareholders with notice of any change to the Fund’s investment objectives at least 60 days prior to such change.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Risks Associated With Recent Economic Events

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention In Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-Adviser in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend of the success of the Adviser’s in selecting and overseeing the Sub-Adviser and on the Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Adviser will be successful in this regard.

The Adviser’s and the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or the Sub-Adviser’s judgment will produce the

2

desired results. In addition, the Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Equity Securities

The Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fall. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends. Other risks of investing globally in equity securities may include changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of taxes including withholding taxes on dividend or interest payments, and difficulty in obtaining and enforcing judgments against entities. Equities investments may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. There are no absolute restrictions in regard to the size or operating experience of the companies in which the Fund may invest directly or indirectly. In addition, relatively small companies in which the Fund may invest may lack management depth or the ability to generate internally, or obtain externally, the funds necessary for growth and companies with new products or services could sustain significant losses if projected markets do not materialize.

To the extent the Fund invests in the equity securities of small- and medium-sized companies, they will be exposed to the risks of small- and medium-sized companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike

3

common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Rights and Warrants

The Fund may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The Fund invests in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Foreign Securities

The Fund may invest in U.S. dollar denominated foreign securities American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and foreign equity securities. In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts

The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary

4

of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes. To the extent that, as anticipated, such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders. It is not anticipated that the Fund will be eligible to pass through to shareholders a federal tax credit or federal tax deduction related to any foreign taxes borne by the Fund.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

5

Other Investment Companies

The Fund may invest in shares of other registered investment companies, including money market mutual funds, in accordance with the limitations established under the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds

The Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share (“NAV”). Investors in the Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have

6

tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Money Market Mutual Funds

The Fund may invest in money market mutual funds in connection with its management of daily cash positions or for temporary defensive purposes. Money market mutual funds are regulated investment companies under the 1940 Act and the Fund will invest in money market funds in accordance with applicable rules and regulations with respect to investments in other investment companies. Please note that in addition to the advisory and operational fees the Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, the Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in illiquid securities. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

Restricted Securities

The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional

7

expense and delay. Adverse market conditions could impede such a public offering of securities.

Short Sales

The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 95% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 75% of the net assets of the Fund.

Fixed Income Securities

General

The Fund may invest in fixed income securities. Examples of such securities are described below.

Corporate Debt Securities

The Fund may invest in fixed-income securities of any maturity, including fixed income securities rated below investment grade by one or more statistical ratings organizations such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Adviser will consider whether the Fund should continue to hold

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the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

Lower-Rated Debt Securities

The Fund may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These enterprises were created by the U.S. government to help certain important sectors of the economy reduce their borrowing costs. The U.S. government does not directly back government sponsored

9

enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. government with respect to Fannie Mae or Freddie Mac will succeed. Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

Risks Associated with Investing in U.S. Government Securities

The U.S. government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. government, there is minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. government (although some are guaranteed by the U.S. government), they also offer little credit risk.

However, another type of risk that may affect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of any U.S. government security held by the Fund, while a decline in interest rates would generally increase the market value of such investment.

Convertible Securities

The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Structured Securities

Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets. For example, structural features can be used to modify the

10

maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund. The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

Variable or Floating Rate Securities

Variable or floating rate securities provide for periodic adjustments of the interest rate paid. Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Stripped Securities

The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

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STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Zero Coupon Bonds

The Fund may purchase zero coupon bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, whose fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Real Estate-Related Investments

Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

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Borrowing

The Fund may borrow money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.

The Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks. In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

The 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund’s does not contemplate borrowing money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Issuance of Senior Securities

Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of borrowing and certain other leveraging transactions. With respect to the Fund’s fundamental investment restriction relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose as discussed above. The Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding

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shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by the Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that the Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The Fund’s policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Options, Futures and Other Derivative Strategies

General

The Fund may invest in futures, forwards, options, spot contracts and swaps on commodities, financial indices and instruments, currencies and interest rates (collectively, “Financial Instruments”). The use of such Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1)	Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)	The prices of Financial Instruments can diverge from the prices of their underlying instruments and may be affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
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(3)	As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

The Fund will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or held in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options

The Fund may purchase call options in anticipation of an increase in the market value of the underlying reference instrument or a positive change in the currency in which such underlying instruments are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase the underlying reference instruments at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of the underlying reference instrument or a negative change in the currency in which such instrument are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified reference instruments or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by

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one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options. A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified reference instrument owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying instrument. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying instrument. In addition, the Fund’s ability to sell the underlying instrument is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund may also write covered put options that give the holder of the option the right to sell the underlying instrument to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying instrument at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific underlying reference instrument at a specified future time at a specified price.

An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if the Fund buys an option (either to sell or buy a futures contract), the Fund will pay a “premium” representing the market value of the option. Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, the Fund may lose the entire amount of the premium. Conversely, if the Fund sells an option (either to sell or buy a futures contract), the Fund will be credited with the premium but will have to deposit margin due to the Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the

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index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

Swaps

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above. The Fund reserves the right to invest in similar instruments that may become available in the future.

Forward Trading. The Fund may trade forward contracts. Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Neither the CFTC nor any banking authority regulates trading in forward contracts. In addition, there is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for

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forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund.

In its forward trading, the Fund is subject to the risk of the bankruptcy of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Fund trades. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on CFTC regulated commodity brokers in respect of customer funds on deposit with them. However, the Fund intends to engage in forward trading only with large, well-capitalized banks and dealers. The Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

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Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as the SEC’s December 2015 proposed rule regarding the use of derivatives by registered funds and business development companies, would limit funds’ use of derivatives and require them to put risk management measures in place. Under the proposed rule, a fund would be required to comply with one of two alternative portfolio limitations designed to limit the amount of leverage the fund may obtain through derivatives and certain other transactions. A fund would also have to manage the risks associated with their derivatives transactions by segregating certain assets in an amount designed to enable the fund to meet its obligations, including under stressed conditions. A fund that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. The proposed reforms would also address funds’ use of certain financial commitment transactions, such as reverse repurchase agreements and short sales, by requiring funds to segregate certain assets to cover their obligations under such transactions. Another example are the legislative and regulatory proposals in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), which would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Fundamental Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the
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Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;
3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);
5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);
6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;
7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1.	Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder;
2.	Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice; or
3.	Invest in other investment companies advised by the same investment adviser as the Fund or in investment companies advised by affiliates of such adviser.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

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Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that (i) its Chairman, Brian Nielsen (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder. The Independent Trustees have selected Anthony Lewis as the Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth below. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk

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management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over ten years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee and the Nominating Committee. All Independent Trustees are members of the Audit Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

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Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services).	4	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	4	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	4	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of	4	NONE
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NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A

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James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***As of October 31, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund and the Balter Event-Driven Fund managed by the same adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the independent members of the Board of Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the independent members of the Board of Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board of Trustees. The Compensation Committee will generally meet annually.

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Other Committees of the Trust

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee shall, at all times, consist of no less than three members, including the Trust’s President and Treasurer, and may include such number of alternate members that are officers of the Trust’s Administrator or the investment adviser of a series of the Trust as the Board of Trustees or the members of the Valuation Committee may from time to time designate. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation

Effective January 2016, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $15,000, allocated among each of the various portfolios comprising the Trust, as well as reimbursement for any reasonable expenses incurred attending the regular quarterly meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman will receive a $2,000 additional quarterly fee. Effective December 2015, each Trustee who is not an interested person of the Trust or Adviser will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting to be paid by the Adviser requesting the special in-person meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Funds during the period ended October 31, 2016.

Name	The Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Trustees***
Thomas T. Sarkany	$1,488	None	None	$8,190
Anthony Lewis	$1,488	None	None	$8,190
Keith Rhoades*	$1,737	None	None	$9,546
Randy Skalla	$1,488	None	None	$8,190
Brian Nielsen**	$0	None	None	$0

*Mr. Rhoades also serves as chairman of the Audit Committee.

**Mr. Nielsen is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Trust’s compliance service provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

*** There are currently multiple series comprising the Trust. The term “Fund Complex” refers only to the Funds, and not to any other series of the Trust. For the fiscal year ended October 31, 2016, aggregate Independent Trustees’ fees were $258,000.

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Trustee Ownership

As of the date of this SAI, the Trustees and officers, as a group, owned 0% of the Fund’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of February 1, 2017 the following persons owned, beneficially or of record, 5% or more of a class of shares of the Fund.

Name of Shareholder	% Of Share Class Owned

Institutional Class Shares

Straffe & Co/FBO CWC LLC M3929400 PO Box 6924 Newark, DE 19714-6924	98.74%

Investor Class Shares

Balter Capital Management LLC/Brad Balter Authorized Individual 125 High Street Oliver Street Tower STE 802 Boston, MA 02110	100%

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is controlled by Balter Capital Management (“BCM”). BCM, in turn is controlled by Brad R. Balter. Balter is also controlled by Antler LLC, which, in turn is controlled by The David A. Sackler 2012 Trust, The Marianna R. Sackler 2012 Trust, The Rebecca K. Sackler 2012 Trust and Wasatch LLC.

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

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After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on October 21-22, 2015.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 2.00% of the Fund’s average daily net assets.

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The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until February 28, 2018, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Share Class	Expense Cap
Institutional Class	2.24%
Investor Class	2.54%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For the fiscal period ended October 31 the Fund paid the following advisory fees to the Adviser pursuant to the investment advisory agreement with the Fund, of which the Adviser waived or recouped the amount set forth in the table below.

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waivers
October 31, 2016*	$405,573	($85,413)	$0	$320,160

*The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

Sub-Adviser

As discussed in the Prospectus, S.W. Mitchell Capital LLP, 38 Jermyn Street, London, UK SW1Y 6DN, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund (the “Sub-Adviser” or “S.W. Mitchell”). S.W. Mitchell is registered as an investment adviser with the

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SEC. S.W. Mitchell was founded in April 2005 as a limited liability partnership incorporated in England and Wales (registered no. OC312953). Stuart Mitchell is the principal owner of, and controls, S.W. Mitchell. The Sub-Adviser has agreed to furnish continuously an investment program for its assigned portion of the Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund’s assets allocated to it shall be held in various securities, cash or other. In this connection, the Sub-Adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-Adviser’s management of the Fund assets. The Sub-Adviser shall carry out its responsibilities in compliance with: (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations.

The Adviser has the responsibility for portfolio management, communicating performance expectations and evaluations to the sub-advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The SEC has granted, an exemptive order to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, which permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.

The Adviser will pay the sub-advisers monthly an annual fee of the net assets of the Fund allocated to that sub-adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the sub-advisers, the Custodian, the transfer agent or the administrator. Although the sub-advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the sub-advisers’ individual security selections. The sub-advisers may have complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolio that they manage, subject to the Fund’s investment objective, policies and limitations, and the oversight of the Fund’s portfolio manager.

Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

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Benjamin R. Deschaine. Mr. Deschaine is a Partner of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Adviser

Jamie Carter. Mr. Carter is a Partner of S.W. Mitchell Capital and the Investment Manager of two funds; the S.W. Mitchell Small Cap European Fund and the SWMC Small Cap European Fund. Mr. Carter joined S.W. Mitchell in early 2006 and launched the S.W. Mitchell Small Cap European Fund in November 2007 after a year and a half researching European markets, and finding himself gravitating towards the small cap space. In June 2011, Mr. Carter went on to launch the SWMC Small Cap European Fund, a UCITS fund which is generally run pari passu with the hedge fund, S.W. Mitchell Small Cap European Fund. Mr. Carter was made a Partner in April 2010. Prior to 2006, Mr. Carter worked at JO Hambro Investment Management (JOHIM). During his time at JOHIM he managed private client portfolios and researched U.S. companies, with a particular emphasis on technology, media and telecommunications.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of October 31, 2016.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
The Adviser
Brad R. Balter	3	$310 million	7	$200 million	30	$857 million
Jay C. Warner	3	$310 million	5	$101 million	30	$857 million
Ben R. Deschaine, Sr.	3	$310 million	0	$0	0	$0
The Sub-Adviser
Jamie Carter	0	$0	2	$114 million	0	$ 0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Balter

Because Balter performs investment management services for various clients, certain conflicts of interest could arise. Balter may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. Balter will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that Balter, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where Balter buys or sells the same security for

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two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

S.W. Mitchell

Because S. W. Mitchell Capital LLP manages other accounts pari passu with the Balter European L/S Small Cap Fund all trades placed across accounts will be placed as a block and filled pro rata based on assets until completed. The Sub-Adviser does not have involvement in this process as it is automated by the dealing system

Portfolio Manager’s Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the most recent practicable date.

Balter

Balter’s portfolio managers are compensated with a base salary which is determined by individual and firm-wide performance as well as an annual incentive bonus. Balter’s portfolio managers participate in the parent firm, BCM’s profit share plan and defined benefit plan.

S.W. Mitchell

S.W. Mitchell Capital’s portfolio managers are compensated on a combination of salary, discretionary bonus and performance related bonus.

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of the fiscal period ended October 31, 2016.

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
The Adviser
Brad R. Balter	$10,001 to $25,000
Jay C. Warner	None
Ben R. Deschaine, Sr.	None

The Sub-Adviser
Jamie Carter	None

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on October 21, 2015. The Agreement shall remain in effect for 2 years from the date of the Fund’s commencement of

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operations, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. For the fiscal period ended October 31 the Fund paid the following for fund administration, fund accounting and transfer agent services:

Fiscal Period Ended	Administration Fees
October 31, 2016*	$37,510

*The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

Fund Accounting

GFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

Transfer Agent

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

U.S. Bank, National Association (“U.S. Bank”), 1555 North River Center Drive, Milwaukee, WI 53212, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the

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Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS. For the fiscal period ended October 31, 2016 the Fund paid $14,777 for compliance consulting services.

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares

The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended October 31, 2016:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Balter European L/S Small Cap Fund	$0	$0	$0	$0

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12b-1 Distribution and Shareholder Servicing Plan

As noted in the Prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Investor Class shares (the “Plan”) pursuant to which Investor Class shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plan, Investor Class shares of the Fund may pay a combined distribution or shareholder servicing fee at an annual rate of up to 0.25% of the average net assets of Investor Class shares as compensation for the Distributor providing account maintenance and/or distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. Each Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting

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securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets. For the fiscal period ended October 31, 2016 the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Balter European L/S Small Cap Fund Shares
During the Fiscal Period Ended October 31, 2016

Total Dollars Allocated -Investor Class Shares
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	None
Payment to dealers	None
Compensation to sales personnel	None
Other	None

Shareholding Servicing Plan

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust established by the Fund with respect to the Investor Class shares of the Fund, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund (“Shareholder Servicing Activities”). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Fund. Shareholder Servicing Fees are accrued daily and paid quarterly, at an annual rate of up to 0.05% of the average daily net assets of the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Fund; (3) processing dividend and other distribution payments from the Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Fund to shareholders; (7) assisting shareholders in changing the Fund’s records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to

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specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, Investor Class shares pays the Adviser a fee of up to 0.05% of the class’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. From the Fund’s commencement of operations, December 30, 2015 through the Fund’s fiscal year ended October 31, 2016 the Fund did not pay any shareholder servicing fees.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

It is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund.  Weight is currently not given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  The Adviser retains the right to update this policy. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be

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reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law. Whenever possible, all trades are done in a block with allocations made on a pro-rata basis. Each client will participate in the transaction at an average price, allocated in a pro-rata amount based on the asset size of the account.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the fiscal period ended October 31 the fund paid the following brokerage commissions:

Fiscal Period Ended	Brokerage Commissions
October 31, 2016*	$10,845

*The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

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Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 39.6%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

The table below shows the Fund’s portfolio turnover rate as a percentage of the average value of the portfolio for the fiscal period ended October 31:

Fiscal Period Ended	Portfolio Turnover Rate
October 31, 2016*	168%

*The Balter European L/S Small Cap Fund commenced operations on December 30, 2015.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to

39

determine the effectiveness of the Program.  The Trust’s CCO serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, National Association. U.S. Bank, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Tait, Weller & Baker LLP. Tait, Weller & Baker LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Trust; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. Certain securities or investments for which daily market quotes are not readily

41

available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

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In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of certain series which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Under the Regulated Investment Company Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. Thus, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships. Under the Regulated Investment Company Act of 2010, if the Fund fails to satisfy these qualifying income and asset tests, and such failure was due to reasonable cause and not willful neglect, it may be permitted to “cure” such failures (and thereby not jeopardize its tax status as a regulated investment company) under certain circumstances.

If the Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year (and such failure is not subject to cure as discussed above), it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98.2% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Fund will hold shares in Underlying Pools for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

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A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than

45

taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities,

46

receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

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A brief explanation of the form and character of the distribution accompanies each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Financial Statements

The financial statements of the Fund for the fiscal period ended October 31, 2016 and the independent registered public accounting firm’s report are incorporated herein by reference to the Fund’s Annual Report. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights and notes to the consolidated financial statements. The Fund will provide the Fund’s Annual Report without charge upon request in writing or by telephone.

The Fund is the successor to the S.W. Mitchell Small Cap European Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Institutional Share Class of the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund’s audited financials for the years ended December 31, 2015 and December 31, 2014  are included below.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

FINANCIAL STATEMENTS

For the year ended December 31, 2015

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Partnership Information

Page(s)
Partnership Information	2
lnvestment Manager's Report	3
lndependent Auditors' Report	5
Statement of Financial Position	7
Condensed Schedule of Investments	8
Statement of Comprehensive Income	12
Statement of Changes in Partners' Capital	l 3
Statement of Cash Flows	14
Notes to the Financial Statements	15
Unaudited Information	37

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Partnership Information

GENERAL PARTNER	Mitchell (General Partner) II Inc.,
Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005, Cayman Islands.

DIRECTORS OF GENERAL	Claus Gregersen*
PARTNER	Georges Muller* (resigned 28 March 2014)
Francois Simon*
Bertrand van Houtte de la Chaise*
Eric Heuze* (appointed 28 March 2014)

REGISTERED OFFICE	Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005, Cayman Islands.

INVESTMENT MANAGER	S.W. Mitchell Capital LLP,
AND DISTRIBUTOR	Princes House,
38 Jermyn Street,
London SW1Y 6DN,
United Kingdom.

DEPOSITARY	State Street Custodial Services (Ireland) Limited,
78 Sir John Rogerson’s Quay,
Dublin 2, Ireland.

ADMINISTRATOR	State Street Administration Services Company (Ireland) Limited (trading as International Fund Services),
78 Sir John Rogerson’s Quay,
Dublin 2, Ireland.

PRIME BROKER AND CUSTODIAN	Goldman Sachs International,
Peterborough Court,
133 Fleet Street,
London EC4A 2BB,
United Kingdom.

*Independent non-executive directors

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Partnership Information (continued)

LEGAL ADVISORS	Walkers,
(as to Cayman Islands law)	6 Gracechurch Street,
London EC3V OAT,
United Kingdom.

LEGAL ADVISORS	Dechert LLP,
(as to English and U.S. Law)	160 Queen Victoria Street,
London EC4V 4QQ,
United Kingdom.

AUDITORS	Grant Thornton,
5th Floor, Bermuda House,
Dr. Roy’s Drive,
PO Box 1044 GT,
Grand Cayman KY1-1102, Cayman Islands.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Partnership Information

Investment Manager's Report

For the year ended December 31, 2015

The NA Vs rose by 7.13% (Euro C l ass) and b y 7.44% (USO Class) during 2015.

A positive contribution from the long book of 1 5.51% was partly offset by the short book which returned - 5.61%.

The Fund rose each month until end of May and was up nearly 12%. This performance was somewhat underwhelming given the very strong market returns and our aggressive net long positioning. Much of the move in indices could be attributable to the ECB's adoption of Quantitative Easing policies; this led many market participant s to simply chase European exporters, especially German i ndustrial names in the anticipation that QE would weaken the Euro and thus benefit these companies. This macro-led investing will never dictate our style and, whilst not happy at the underperformance, were very comfortable as we were cognisant as to the reasons why.

Markets then rolled over as concerns about economic growth (especially i n China), the possibility of interest rate rises (notably in USA) and market valuations took centre stage. During this meaningful pullback we were highly encouraged that the Fund only suffered 25% of the market drawdown despite being 75% net long. This resilience in the downturn is critical; it allows us to run a high net position yet still protect capital.

Those who speak to me regularly will be familiar with my oft-articulated desire to capture 75% of the upside in markets yet only suffer 25% of any pullback. This will enable us to protect capital, the key to compounding returns which in turn is the bedrock of long-term performance. During the year we accomplished the latter part of the goa l but somewhat lagged the first element of our "target ".

During the year we held between 34 and 49 long position s whilst the short book had as many as 14 names at one point. The net exposure varied from 87% to 63% net long whilst the gross oscillated between 132% and 108%. All these figures are higher than previous years. It is important to highlight what these are not: it is not a result of me having huge conviction and thus wanting to run more risk or any fundamental change in the way i n which the portfolio is run. The fact that both the long book and the short book were larger than they have been historically bears witness to the number of ideas we were finding to put to work in both book s.

The Fund had enough large winners during 2015 to have offered the opportunity for this to be a "vintage year". In the long book we were thrilled by the returns generated by Ence, Bioga ia, Mutares and Zooplus in the long book whilst Rotork and TGS contributed notably in the short book.

The following stocks did not develop as we had hoped: Lekoil, SHL Telemedicine, Vallourec, Brammer and Nanoco. In some cases this was due to deterioration in the business performance which broke our investment thesis and we subsequently closed the position s. I n other cases we remain committed to the ideas and took advantage of adverse share price movements to increase our exposure.

We remain committed to our fundamental, company visiting-led, stock-picking approach. It was, is and will be critical that we maintain our discipline and commitment to our style and do not try and pander to macro economic trends. These will never lead our investment process but we believe we are adept gauging at how they will affect the individual names in the portfolio and the Fund as a whole.

Investment Manager's Report (continued) For the year ended December 31, 2015

Many commentators started 2016 with rosy outlooks for the year ahead. How quickly they have changed their mind s following the harrowing start to the year. Markets are now obsessed by the spectre of global deflation, notably panicked by the continued drop in the oil price. This is all exacerbated by less than inspiring economic data globally. We are concerned that all the various stimulus packages from Central Banks around the world are not feeding into the "real economy" and are simply causing asset bubbles.

That said we do not feel that we are at some sort of "economic Armageddon", but closer to a "world of zeros" - zero growth, zero interest rates and zero inflation. I f market participants get even mildly more sanguine (from super-bearish levels) about economies and inflation markets could rip higher.

In l ight of these powerful cross-currents, we have held the shape of the Fund pretty stable and are 125% gross invested with a net exposure of 85%. Again, this is dictated more by the number of long ideas and short ideas that we generate than by any view on the direction of markets.

It is critical to note that we remain very vigilant on liquidity, the key risk metric that I, as manager, focus on. If we wanted to liquidate the long book we could sell 63% of it in one day on the assumption that we were to do 25% of the daily volume in each name.

The Fund is now just shy of $20m, whilst we are running close to $ 150m in the strategy (Cayman, UCITs and 40 Act structures). We had one significant redemption in the year, after the adviser to one of our investors changed. There were no meaningful subscriptions into the Fund although we are very optimistic of future inflows following the work of our expanded marketing team.

As always I would like to thank both my Board and my investors for their continued support.

Effective, January 4, 2016, the Fund was restructured, such that a part of the portfolio of the Fund was transferred , in-specie, to a new fund i n exchange for withdrawal proceeds of a limited partner for a total value of €1,087,666. We are now also the i nvestment manager to the new fund.

S.W. Mitchell

Capital LLP March 20 16

S.W.	MITCHELL SMALL CAP EUROPEAN FUND L.P.

Independent Auditors’ Report

To the Partners of S.W. Mitchell Small Cap European Fund L.P. (the “Partnership”) For the year ended December 31, 2015

We have audited the Financial Statements on pages 7 to 35, which comprise the Statement of Financial Position and Condensed Schedule of Investments as at December 31, 2015, Statement of Comprehensive Income, Statement of Changes in Partner’s Capital and Statement of Cash Flows for the year ended December 31, 2015 and a summary of significant accounting policies and other explanatory notes.

Respective responsibilities of Directors of the General Partner and Auditors

The Directors of Mitchell (General Partner) II Inc. (the “General Partner”) are responsible for preparing the Financial Statements in accordance with International Financial Reporting Standards.

The Directors of the General Partner are responsible for the preparation of Financial Statements for each financial period which give a true and fair view of the Partnership’s state of affairs as at the end of the year and the results of operations for the year then ended.

In preparing those Financial Statements, the Directors of the General Partner are required to:

•	Ensure that the Financial Statements comply with the Memorandum and Articles of Association and International Financial Reporting Standards, as published by the International Accounting Standards Board;
•	Select suitable accounting policies and then apply them on a consistent basis;
•	Make judgments and estimates that are reasonable and prudent; and
•	Prepare the Financial Statements on the going concern basis unless it is not appropriate to presume that the Partnership will continue in business.

The Directors of the General Partner are responsible for keeping proper accounting records, for safeguarding the assets of the Partnership and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Our responsibility is to audit the Financial Statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing, to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

This report is made solely to the Partners of S.W. Mitchell Small Cap European Fund L.P. (the "Partnership") as a body, in accordance with the letter of audit engagement dated 21 January 2016. Our audit work has been undertaken so that we might state to the Partnership's members those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Partnership and the Partners as a body, for our audit work, for this report, or for the opinions we have formed.

We read other information contained in the Financial Statements and consider whether it is consistent with the audited Financial Statements. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the Financial Statements. Our responsibilities do not extend to any information outside the Financial Statements.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Independent Auditors’ Report

To the Partners of S.W. Mitchell Small Cap European Fund L.P. (continued) For the year ended December 31, 2015

Basis of opinion

We conducted our audit in accordance with International Standards on Auditing. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the Financial Statements. It also includes an assessment of the significant estimates and judgments made by the Directors of the General Partner in the preparation of the Financial Statements, and of whether the accounting policies are appropriate to the Partnership's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the Financial Statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the Financial Statements.

Opinion

In our opinion the Financial Statements present fairly, in all material respects, the financial position of

S.W. Mitchell Small Cap European Fund L.P. as at December 31, 2015 and the results of its operations, changes in Partner’s capital and cash flows for the year ended December 31, 2015 in accordance with International Financial Reporting Standards.

Grant Thornton

Chartered Accountants

5th Floor, Bermuda House

Dr. Roy’s Drive, PO Box 1044 Grand Cayman KY1-1102 Cayman Islands

T + 345 949 8588

F +345 949 7325

E info@ky.gt.com www.grantthornton.ky

Date: June 27, 2016

6

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Financial Position As at December 31, 2015

	Notes	2015 EUR	2014 EUR
Assets
Financial assets at fair value through profit or los s	2, 3	20,412,043	26,844,930
Amounts due fro m brokers	2, 7	5,239,045	8 ,572,96 1
D i v i de n ds r eceiva bl e		7 ,2 1 8	6 ,3 85
O th er r ece i va b l es			1 ,92 7
Total Assets		25,658,306	35,426,203
Li ab i l i t i es
Financ i a l l i abi l i ties at fa ir va l ue t h roug h p r ofi t or l oss	2, 3	5,160 , 1 39	5,233 , 1 95
A m o unt s du e to brok e r s	2, 7	1 44 , 035	3 1 9 , 405
Investmen t ma n age m en t fees payab l e	10	50,432	49 ,682
Admini s trat i o n fees payable	1 1	17 ,742	14 ,949
Audit fee s payable		35,397	15 ,904
Prof ess ional fees payable		56,186	14 ,660
Other payables		1 ,7 18	25, 192
Total Liabilities		5,465,649	5,672,987
Partner s' Ca pi ta l		20 , 1 9 2,657	2 9,75 3 , 2 1 6

Director of Mitchell (General Partner) II Inc. June 27, 20 16

The accompanying notes form an integral part of these fi nancial statements.

7

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments As at December 31, 2015
Fi nancial assets at fai r value th rough Profit or Loss

Description	Fair Value EUR	% of Partner s' Capital
E q u it y s e c u rit i es
F in land
Co n s um e r , No n -cyc li ca l	477,807	2 . 37
I n d u s tri a l	44 8,373	2 . 22
Total Fi nl a nd (cos t €880,254)	926 , 1 80	4.59
France
Co n s um e r , No n -cyc li c al *	1 ,250,247	6.19
F in a nci a l	8 33,49 1	4. 1 3
To t a l Fra n ce (cos t €2,068,460)	2,083 , 738	1 0.32
Ge rm a n y
Comm uni ca t io n s	5 1 7,380	2.56
Co n s um e r , No n -cy clical	437,245	2. 1 7
Fin a n c i a l	429, 1 74	2. 1 3
I n dustr i a l	48 1 ,824	2.38
Total Ge rm a n y (c o st €1,792 , 144)	1,865 , 623	9.24
G r eat Brita i n
B as i c M ate ri a l s	40 7,7 1 0	2.02
Co n s um e r , Cyc li ca l *	1 ,527,097	7.56
Consumer, Non-cycl i ca l	442 , 637	2.19
Ene r gy	755,216	3.74
F in a n c i a l	8 4 1 ,974	4. 1 7
I ndu s tri a l	437, 1 25	2. 1 7
Total Great Britain (cos t €4 , 903 , 8 06 )	4,4 1 1 ,759	2 1 .85
I r e la nd
Co n s um e r , Cyc li ca l (cos t €628,544)	756, 1 96	3.74
I s r ae l
T echnology (cos t €609,365)	45 1 ,255	2.23
Ita ly
Co mmuni ca t io n s	4 74,000	2.35
Co n s um e r , Cyc lic a l *	1 , 01 3,2 1 6	5.02
Cons um e r , Non-cycl i cal	789,742	3.9 1
Energy	506,826	2.5 1
I n dustr i al	465 , 599	2.31
Tec hn o l ogy	8 1 8,78 1	4.05
Total Ita ly (cost €3,591,1 59)	4 , 068 , 1 64	20. 1 5
Ne th er la nds
I ndus tri a l (cost €530,332)	577 , 437	2.86

The accompanying notes form an integra l part of these financial statements.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued) As a t D ece m b e r 3 1 , 2015
F in a n c i a l assets at fair value th rough Profit or Loss (continu ed)
		% of
	Fa ir Va lu e	P artners'
D esc ri p ti on	EU R	Capi t a l
Eq u ity secu rities (con tinued)
Norway Financial (cost €44 1 ,524)	486,672	2.41
Spain Basic Materials	502,368	2.49
Communications	379,214	1.88
Consume r , Cyclical	529,528	2.62
Consume r , Non-cycl ical	471 ,264	2.33
Financial	432,630	2.14
Tota l Spain (cost €2,043,756)	2,3 1 5,004	1 1.46
Sweden Consumer, Non-cyclical	458,53 1	2.27
Financial	454,008	2.25
Tota l Sweden (cost €844,566)	9 1 2,539	4.52
Switzerland Consumer, Non-cycl ical*	1 ,034,004	5.12
Financial	380,600	1.89
Tota l Switze rl a n d (cost € 1 ,379,7 82)	1 ,4 14 ,604	7.01
T ota l e q ui ty sec u riti es a t fa i r val u e th ro u g h pro fi t or l oss (cos t € 19,713 ,692)	20,269,171	100.38

Warrants

Italy
Technology	100,967	0.50

Unrealised gain on forward foreign exchange contracts

Settlement Date Amount Bought Amount Sold
01 / 15 / 20 1 6 EU R 2, 92 2,723 GBP 2, 1 3 0 ,995	32,080	0.16
01/15/ 2016 EU R 1 , 560 , 681 CHF 1 ,686,090	9,825_	0.05
Tota l u nrealised gain on forward foreign exchange con tracts	41,905	0.21
T ota l financial assets at fair value th rough profit or loss (cost €19,7 13,692)	20,412,043	101.09

*none of the underlying securities were greater than 5% of the net assets of the Parrnership

The accompanying notes form an integral part of these financial statements.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued) As at Decem ber 31, 2015
Fi n a n c i a l Liabilities at fair value through Profit or Loss
		% of
	Fa ir Value	P ar tn ers'
Desc ription	EUR	Cap it a l
Equ ity securities sold short
Be lgiu m
Tech n ology (proceeds €299,857)	356 , 830	1.77
D e n m a r k
Consumer, Cyclical (proceeds €140 , 353)	253,835	1.26
F in l a nd
Industrial (proceeds €294,328)	362 , 9 1 2	1.80
Ge rm any
Consumer , Non-cycl ical	209 , 204	1.04
Financial	1 94,085	0.96
Tota l Germa ny (proceeds €317 ,580)	403 , 289	2.00
Great Bri ta in
Industrial	979 , 349	4.85
Technology	368 , 898	1.83
Tota l Great Britain (proceeds €1,375,852)	1,348,247	6.68
It a ly
Consumer, Cyclical (proceeds €296 , 900)	363 , 293	1.80
No r way
Energy	263 , 558	1.31
Technology	232 , 110	1.14
Tota l Norway (proceeds €516 ,209)	495 , 668	2.45
S p a in
Consumer , Non-cycl ical	620 , 006	3.07
Industrial	382 , 147	1. 89
Tota l Spa in (proceeds €941,462)	1 ,002, 153	4.96
Sw i tzer l a n d
Indu strial (proceeds €280 , 854)	306 , 963	1.51
Total e qui ty sec uriti es so ld short at fair value through profit or loss (proceeds €4,463,395)	4,893, 1 90	24.23

The accompany ing notes form an integral part of these financial statements.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued) As at Decem ber 31, 2015
Fi n anc i a l assets at fai r value th r oug h Profi t or Lo ss (contin u ed)
		% o f
	Fai r Valu e	Pa rtn e r s'
D esc ription	E UR	Capital
Un rea lised loss on forwa rd foreign excha nge contracts
Sett leme n t Date Amount Bought Amount Sold
06101/2016 USO 1 1,085,524 EUR 10,431,713	227, 136	1.12
06 1 01 / 2016 USO I , I 00 , 627 EUR 1 , 035 , 707	22 , 545	0.1 1
15 / 0 1/ 2016 EUR 1 , 2 1 0,706 SEK I 1 , 242 , 331	1 6 , 9 1 5	0.09
15 / 01/2016 NOK 444 , 357 EUR 46,343	145	0.00
15 / 01/20 1 6 OKK 1 , 595 , 449 EUR 214,008	208	0.00
Total un rea lised loss on forward foreign excha nge contracts	266,949	1.32
Total financial liabilities at fair value th rough profit or loss
(proceed s €4,463 , 395)	5,160,139	25.55

The accompany ing notes form an integral part of these financial statements.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Comprehensive Income For the year ended December 31, 2015

	Notes	2015 EUR	2014 EUR
Income Interest income	2(g)	1 1,951	6,776
Dividend income	2(h)	560,866	345,555
Less withholding tax on dividends Net real ised gain on financial assets and liabil ities at fair va lue	2( h )	(85,386)	(71,6 1 5)
through profit or loss Net change in unrealised depreciation on financial assets and	2, 9	5, 1 18 , 269	5, 18 3,063
li ab iliti es a t fa ir valu e throu g h profit or l oss	2, 9	( 1 , 638,784)	(2,441,849)
Net fo r e i g n c urr e n cy ga i n/( l oss)	2, 9	1,131,061	(56,049)
Tota l invest men t income		5,097,977	2,965,881
Expenses
Int erest expense	2(g)	(38,982)	(20,059)
Divid e nd expense on securities so ld short	2(h)	(152,926)	(72,786)
Investment management fees	10	(245,562)	(2 99,694)
Administration fees	II	(68,502)	(73,247)
Audit fees		(63,891)	(60,000)
Directors' fees	14	(50,000)	(50,000)
B r oker fees		(120,763)	(64,908)
Professional fees		( 1 12,483)	(60,425)
Other expenses		(31,047)	(35,297)
Total operating expenses		(884,156)	(736,4 16)
Ne t in crease in P a rtner s' Capital from operation s		4 213 821 1 1	2,229,465

The accompanying notes form an integral part of these financial statements.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Changes in Partners' Capital

For the year ended December 31, 2015

	Total EUR	General Partner EUR	Limited Partners EUR
P art n e r s' Cap ita l
at J a n uary 1, 2015	29,753,2 16	1 3,388	29,739,828
Capital contributions	559,268		559,268
Capita l withdrawals	(14,333,648)	(2,968)	(14,330,680)
In c re ase in Pa r t n ers' Capital
from operat ions Pro rata allocation	4,213,821	2,228	4,2 1 1,593
Performance allocation		16 , 869	{ 16 , 869)
Pa rtners' Ca p ita l
at D ece m be r 3 1 , 2015	20,192 , 657	29,517	20 , 1 63, 140

	Total	General Partner	Limited Partners
	EUR	EUR	EUR
Partners' Capital
at Janua ry 1, 2014	30,000,411	26,126	29,974,285

Capital contributions	4,346,069		4,346,069
Capital withdrawals	(6,822,729)	( 17, 137)	(6,805,592)
Increase in Partners' Capital from operation s
Pro rata allocation	2,229,465	1,431	2,228,034
Performance allocation		2,968	{ 2,9682
Partners' Capital
at December 31, 2014	29,753,216	13,388	29,739,828

The accompany ing notes form an integral part of these financial statements.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Cash Flows

For the year ended December 31, 2015

	2015 EUR	2014 EUR
Cash Flows from operating activities

Net increase in Partners' Capital from operations	4,213,821	2,229,465

Adjustments to reconcile net increase in Partners' Capital from operations to net cash provided by operating activities
Net movement in:

F i nancial as s ets at fa i r value throug h profit or lo s s	6,432,887	( 1 , 569 , 827)
Financial l i abilit i es at fair va l u e throug h profit or loss	(73,056)	1 , 561 , 253
Amounts due from brokers	3,333 , 9 1 6	230 , 566
D i v i dends r eceivabl e	(833)	(801)
Other rece i vab l es	1 , 927	(1 , 927)
Amounts due to brokers	( 1 75,370)	123 , 632
Investment management fees payab l e	750	(45 , 654)
Administration fees payab l e	2 , 793	(20 , 595)
D i rectors' fees payab l e		(50 , 000)
Audit fees payab l e	19 , 493	(3 , 2 1 7)
Profess i ona l fees payab l e	41 , 526	3 , 593
Accrued expenses and other payables	(23 , 474)	20,172
Ne t c a s h p rov id e d b y op e r a tin g ac tiv i ti es	1 3,77 4 ,38 0	2,47 6 ,6 60
Cas h flo ws u se d in fi n a nc in g act i v it i es Proceeds from capital contributions	559,268	4,346,069
Payments on capital withdrawal s	( 14 , 333,648)	(6,822 , 729)
Ne t c a s h u se d in fina ncing a c ti v i t i es	( 1 3,77 4 ,38 0 )	{2,47 6 , 660 }
Ne t ch a n g e i n c a s h and cas h eq u i va l e n ts
Cash and cash equivalents at the beginning of the year
Cash and cash eq u ivalents at the end of the year
Supplementary cash tlow information
Interest r eceived	1 1 , 951	6 , 776
I nterest pa i d	(38,982)	(20 , 059)
Divide n ds rece i ved	474 , 647	273 , 1 39
Divide n ds pa i d	( 1 52 , 926)	(72 , 786)

The accompany ing notes form an integra l part of these financial statements.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year coded December 31, 2015

NOTE 1 - GENERAL INFORMATION

S.W. Mitchell Small Cap European Fund L.P. (the "Partnership") is an open-ended investment partnersh ip established as an exempted Limited Partnership in the Cayman Islands on October 9, 2007 and registered under the Cayman Islands Mutual Funds Law. The Partnership is regu lated by the Cayman Islands Monetary Authority and commenced trading on October 31, 2007. The Partnership's investmen t objective is to generate absolute returns through active portfolio management in all markets by taking long and short positions in Small and Mid Cap European equities.

The Partnership is part of a "m aster-feeder" structure in which S.W. Mitchell Small Cap European Fund Limited invests substantially all of its assets i nto the Partnership. S.W. Mitchell Small Cap European Fund Limited (the "Company") owns 94 .90% of non-controlling i nterests in the Partnership as at December 31, 2015 (20 14: 97. 14%).

S.W. Mitchell Capital LLP has been appointed as the investment manager to the Partnership (the "Investment Manager"). The Investment Manager is the Alternative Investment Fund Manager ("AlFM") to the Partnership for the purposes of the Alternative Investment Fund Managers Directive Ru les ("AIFMD Ru les") and is authorised by the FCA to perform the regu latory activity of managing an alternative investment fund ("Alf "). To comply with AlFMD Rules the Partnership has appointed State Street Custodial Services (lreland) Limited as Depositary to the Partnersh ip.

Effective January 4, 2016, as described in Note 1 7, the Partnership has been restructured and the General Partner has decided to terminate the Partnership.

NOTE 2 - SIGNIFICANT ACCOUNTCNG POLICIES

(a)	Statement of com pliance

The financial statements have been prepared in accordance with In ternational Financial Reporting Standards ("IFRS") adopted by the I nternationa l Accounting Standard Board ("IASB"), and interpretations issued by the International Financial Reporting Interpretations Com mi ttee ("I FRIC") of the IASB.

(b)	Basis of preparation

The Partnership is to be terminated and as a result, the Partnership's basis of accounting has been changed from the going concern basis to the liquidation

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

basis which requires assets and liabi l ities to be stated at their estimated rea l isable value and settlement amounts. The adoption of the l iq u idation basis of accounting d id not have a material effect on the carrying va l ues of assets and l iabilities as at December 3 1 , 2015.

The preparation of financial statements in con form ity with lFRS requ ires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management bel ieves that the estimates u tilised in prepar ing its financial statements are reasonable and prudent. Actual resu lts could differ from these estimates.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)	Basis of preparation (continued)

At the date of authorisation of these financial statements, certain new standards, amendments and interpretations to existing standards have been published but are not yet effective, and have not been adopted early by the Partnership.

Changes in accounting polic ies and disclosures

Standards effective for accounting periods beginning on or after January 1, 2015 that have been adopted by the Partnership

Amendments to IAS 24, 'Related Party Disclosures' is effective for accounting periods beginning on or after I January 20 15 and have been adopted by the Partnership. The amendment clarifies that a management entity (an entity that provides key management personnel services) is a related party and an entity that uses a management entity is required to disclose the expenses incurred for such management services. The amendments have had no significant impact on the Partnership.

Standards issued, but not yet effective, that have not been early adopted by the Partnership

IFRS I 0, IFRS 12 and IAS 28 Investment Entities: Applying the Consolidated Exception - Amendments to IFRS 10, IFRS 12 and IAS 28 are effective for annual periods beginning on or after 1 January 2016. The amendments address issues that have arisen in applying the investment entities exception under IFRS l 0. The amendments clarify in what circumstances the exemption is appl icable. The amendments to IAS 28 allow the investor, when applying the equ ity method, to retain the fair value measurement appl ied by the investment entity associate orjo int ventu re to its interests in subsidiaries.

lFRS 9, publ ished in July 2014, will replace the existing gu idance in IAS 39. It includes revised guidance on the classification and measurement of financial instruments, including a new expected credit loss model for calcu lating impairment on financial assets, and the new general hedge accounting requirements. It also carries forward the guidance on recognition and derecogn ition of financial instruments from IAS 39.

IFRS 9 is effective for annual reporting periods beginn ing on or after January I , 2018, with early adoption permitted.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

(c)	Financial Instrum ents

(i)	Classification

The Partnership designates its assets and liabil ities as financial assets and liabilities at fair value through profit or loss. The category of financial assets and l iabi l ities at fair value through profit or loss is sub-divided into two categories: financial assets and financial liabi l ities held for trading and those designated by management at fair value through profit or loss at inception . The Partnership has designated its financial assets and liabi lities as held for trading.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(c)	F inancial Instruments (continued)

(i)	Classification (continued)

Financial assets and liabilities held for trad ing ("trading securities"): These include equ ity securities, forward foreign exchange contracts and equity securities sold short. These instruments are acquired or incurred principally for the purpose of generating a profit from short-term fluctuation in price. Derivatives are categorised as held for trad ing as the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39. All derivatives are carried in assets when amounts are receivable by the Partnership and i n l iabil ities when amounts are payable by the Partnership. Changes in fair value of derivatives and trading securities are included in the Statement of Comprehensive lncome.

(ii)	Recognition

Purchases and sales of financial instruments are accounted for at trade date, which is the date that the Partnership commits to purchase or sell an asset. Realised ga ins and losses on disposals of financial instruments are calculated using the first-in-first-out ("FIFO") method.

(iii)	Initial measurement

Financial instruments categorised at fair va lue through profit or loss are measured in itia lly at fair va lue, with transaction costs for such i nstruments bei ng recognised d i rectly in the Statement of Comprehensive Income.

(iv)	Subsequent measurement

After initia l measurement , the Partnership measures financial instruments which are classified as at fair value through profit or loss at their fair values. Fair value is the price that wou ld be received to sell an asset or paid to transfer a liability i n an orderly transaction in the principal (or most advantageous) market at the measurement date under current market conditions (i.e. an exit price) regardless of whether that price is directly observable or estimated using another valuation technique.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

The fair value of financial instruments is based on their quoted market prices on a recogn ised exchange or sourced from a reputable broker/counterparty, in the case of non-exchange traded instruments, at the Statement of Financial Position date without any deduction for estimated future selling costs. Investments in securities are va lued at market value based on the last traded price on each valuation day. If a quoted market price is not ava ilable on a recognised stock exchange or from a reputabl e broker/counterparty, the fair value of the financia l instruments may be estimated by the General Partner using valuation techniques, including use of recent arm 's length market transactions, reference to the current fair value of another i nstrument that is substantially the same or any other val uation techn ique that provides a reliable estimate of prices obtained in actual market transactions. No such investments were held as at December 31, 2015 (2014: nil).

Subsequent changes in the fair value of financial instruments at fair value throu gh profit or loss are recogn ised in the Statement of Comprehensive Income.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(c)	Fin a nci a l In s t rum e n t s (co n ti n u e d )

(v)	Derecogn it ion

The Partnership derecogn ises a financial asset when the contractual rights to the cash flows from the financial asset expire or it transfers the financial asset and the transfer qualifies for derecogn ition i n accordance with lAS 39. The Pa1tnersh ip derecogn ises a financial l iabil ity when the obligation specified in the contract is d ischarged, cancelled or expires.

(d)	Realised and unrealised gains and losses on financial assets and liabilities

Realised gains and losses on financial assets and l iabi l ities represent the difference between disposal proceeds or valuation and historic cost and take i nto account all brokers' charges and com m issions. Realised and unrealised gains or losses on financial assets and l iabi lities are recorded in the Statement of Comprehensive Income. Com m issions on contracts for d ifference are expensed separately. All gains and losses recorded on financial assets and liabil it ies held for trad ing are recogn ised with in fair value through profit or loss.

(e)	Offsetting Financial Instru ments

Financial assets and l iabilities are offset and the net amount reported in the Statement of Financial Position where the Partnership has a legally enforceable right to set-off the recognised amounts (which is not contingent on a future event), and there is an intention to settle on a net basis, or real ise the asset and settle the l iabi l ity sim u ltaneously.

(f)	Due from and due to brokers

Amounts due from and to brokers represent cash, receivables for securities sold and payables for securities purchased that have been contracted for but not yet settled or del ivered on the Statement of Financial Position date. These amounts are recognised in itially at fair value and subsequently measured at amortised cost, less provision for impairment for amounts due from brokers, if any. A provision for impairment of amounts due from brokers is established when there is objective evidence that the Partnership will not be able to collect all amounts due from the relevant broker. As at the year end, no such provision was made (20 14: €nil).

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

(g)	Interest income and expense

Interest income and interest expense are recogn ised on an accruals basis in l ine with the contractual tenns. Interest is accrued on a daily basis.

(h)	Dividend income and expense

Dividend income, gross of any non-recoverable withholding tax suffered, and dividend expense are recorded as income or expense on the date upon which the relevant securities are first listed as "ex-dividend".

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(i)	Expenses

All expenses are recognised i n the Statement of Comprehensive Income on an accruals basis.

(j)	Foreign currency translation

(i)	Functional and presentation currency

Items included in the Partnership's financial statements are measured using the currency of the primary economic environment in which it operates (the "functional currency"). This is the Euro (or "EUR"), which reflects the Partnership's primary activity of investing in Euro denominated securities and derivatives. The Partnership has adopted the Euro as its presentation currency.

(ii)	Foreign currency transactions

Monetary assets and l iabilities denominated in currencies other than Euro are translated into Euro at the closing rates of exchange at each year end. Transactions during the year, including purchases and sales of securities and income and expenses, are translated at the rate of exchange prevailing on the date of the transaction. Foreign currency transaction gains and losses are included in real ised and unrealised gain and loss on financial assets and l iabilities at fair value through profit or loss and net foreign currency ga in/(loss).

Income and expenses are translated at the monthly average exchange rates unless the average is not a reasonable approxi mation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rates prevailing on the dates of the transactions.

(k)	Income taxes

The Pa1tnership is exempt from all forms of taxation in the Cayman Islands, i ncluding income, capital gains and withhold ing taxes. In jurisdictions other than the Cayman Islands, foreign taxes may be withheld at source on dividends and interest received by the Partnership. In certain other jurisdictions which do not withhold tax on such income, the Partnership may nevertheless have an exposure to taxes on dividend/interest income and have an exposure to capital gains tax on any capital gains made. In such circumstances the Partnership

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

will provide for any such tax liability, if and when there is a requi rement to do so.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the yea r ended December 31, 2015 (continued)

NOTE 3 - FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS

	Year ended December 31, 2015		Year ended December 31, 2014

	Fair value in EUR	% of Partners' Capital	Fair value in EUR	% of Partners' Capital
Financial assets at fair value through profit or loss
Held for Trading listed equity	20,269,171	100.38	26,393,501	88.71
securities	100,967	0.50
warrants
derivatives	41,905	0.21	451,429	1.52
	20,412,043	101.09	26,844,930	90.23

Financial liabilities at fair value through profit or loss
Held for trading	(4,893,190)	(24.23)	(5,139,878)	(17.28)
listed equity securities	(266,949)	(1.32)	(93,317)	(0.31)
	(5,160,139)	(25.55)	(5,233,195)	(17.59)

The carrying amounts of l isted equity securities are detennined direct ly by reference to published price quotations. The above derivatives include foreign currency contracts wh ich are valued using observable market inputs. A summary of the schedule of investments is as follows:

	2015 EU R	2014 EUR
F inan c ial assets at fair value through profit or loss
E qui t y S ec uriti es - by Geogr aph y
F inl and	9 2 6 , 180	6 4 9 ,33 8
Fran ce	2, 08 3 , 73 8	2 , 644 , 197
G e rma n y	1 , 865 , 6 2 3	5 , 493 , 405
Gr e at B r itain	4 , 4 1 1 , 759	6 ,4 43 , 851
I r e l and	75 6 , 1 9 6	1 , 3 44, 3 4 9
Israel	45 1 ,255
It a l y	4 , 068 , 16 4	2,742,75 0
J e r sey		56 2 , 88 2
N e th e rland s	577 , 437	602,4 08
No r w a y	486 , 672	715,222
S p a in	2 , 3 1 5,0 0 4	2 , 5 80 , 8 53
Swe d e n	91 2 , 539	1,47 6 ,975
Sw it ze r l a nd	1 , 41 4 , 6 0 4	l , 137 , 27 1
	20 , 269 , 1 7 1	26,393,501

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Warrants - by Geography

Italy	100,967

Derivatives

	U n r e al i se d ga in o n forward exchan ge c o ntra c t s	4 1 , 90 5	451 , 4 2 9
T o t a l		20,412,043	26 ,844,93 0

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended Decem ber 31, 2015 (continued)

NOTE 3 - FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

		2015 EU R	2014 EUR
F in a nci a l liabilities at fair value th1·ough profit or loss
Equily Securilies - by Geography
B e l g ium		(35 6 , 830)	(405 , 094)
Den ma r k		(253,835)	(454,830)
F inl a n d France		(362,912)	(459,463)
Germany		(403 , 289)	(556 , 959)
Great Britain		( 1 , 348,247)	( I ,75 6 ,798)
It a l y		(363,293)
Ne th e rl an d s			(531 ,2 05)
No rw ay		(495,668)
Spa in Swede n		( 1 , 002 , 15 3)	(482,596)
Sw it ze rland		{306,963}	{492 , 933}
		(4 , 893, 1 90)	(5, 1 39 , 878)
D e ri valiv es
Total	Unr ea l i se d l oss on fo rward exc h ange contrac t s	{266,949} S,160,139	{93,317} 5, 233, 195

The Partnership classifies fair value measurements using a fair va lue hierarchy that reflects the significance of the inputs used in making the measurements. Categorisation within the hierarchy has been detennined on the basis of the lowest level input that is significant to the fair value measurement of the relevant asset as follows:

Level I - valued using quoted prices in active markets for identical assets or l iabilities;

Level 2 - valued by reference to valuation techniques using observable inputs other than quoted prices included within Level I , either d i rectly (that is, as prices) or i ndirectly (that is, derived from prices);

Level 3 - va l ued by reference to valuation techniques using in puts that are not based on observable market data.

The valuation techniques used by the Partnership are detai led in the accounting pol icies in Note 2.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended Decem ber 31, 2015 (continued)

NOTE 3 - FINANCIAL INSTRU MENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

The following tables analyse, within the fair value hierarchy, the Partnership's financial assets and l iabilities measured at fair value.

As at D ece m b e r 31 , 2015	Level 1	Level 2	Level 3	Total
A sse t s	EUR	EUR	EUR	EUR
H e ld for trad in g
- l i ste d eq ui ty sec uri ties	20,269,17 1			20 , 269 , 171
- warrants	100 ,9 67			100 , 967
- der i vat i ves		41,905		41 , 905
T ota l Asset s	20,370 , 1 38	4 1 , 905		20,412 , 043
Liabilities
H e ld for trad ing
- li s ted equity sec u r i t i es	(4,893, 190)			(4 , 893 , 190 )
- derivative s		(266,94 9)		(266 ,9 492
T ota l Li ab ili ties	(4 , 89 3, 1 90)	(266,94 9)		(5, 160 , 1 392
As at December 31, 2014
	L eve l 1	Level 2	L e ve l 3	Tota l
Assets Held for trad i ng	EU R	EUR	EUR	EUR
- l i s ted eq ui ty s ec u r iti es	26,393,501			26,393 , 501
- der i vat i ve s		451 , 429		451 , 429
T ota l Assets	26,393,501	451 , 429		26, 84 4 , 930
Liabilities
H e ld fo r t r ad i n g
- l i s ted e qui ty s ec uriti es	(5 , 1 39,878 )			(5 , 1 39,878)
- derivat i ves		( 93 ,3 1 7)		(93,317)
Total Liabilities	(5 , 1 39,878 )	( 93 ,3 1 7)		(5,233,195)

There have been no transfers/significant movements during the year between level I and level 2 (20 14: none).

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the yea r ended Decem ber 31, 2015 (continued)

NOTE 4 - DERIVATIVE CONTRA CTS

Typically, derivative contracts serve as components of the Partnershi p's investment strategy and are util ised primarily to structure and hedge investments to enhance performance and reduce risk to the Partnership (the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39). The derivative contracts that the Partnershi p may hold are futures and forward foreign exchange contracts. The Partnership has held only forward foreign exchange contracts duri ng the year.

The Partnership records its derivative activities on a fai r value basis. Fair values are determined by using quoted market prices as described in Note 2. For over-the-counter ("OTC") contracts, the Partnership enters i nto master netting agreements with its counterparties, therefore, assets represent the Partnership's unrealised ga ins less unreal ised losses for OTC contracts in which the Partnership has a master nett ing agreement. Similarly, l iabil it ies represent net amounts owed to counterparties on OTC contracts.

The derivative contracts included in the Partnershi p's Statement of Financial Position at fair value through profit or loss are disclosed in the Condensed Schedule of Investments along with their notional amounts.

Forward foreign exchange contracts entered into by the Partnership represent a firm commitment to buy or sell an underlying asset, or currency at a specified value and point in time based upon an agreed or contracted quantity. The realised I change in unrealised gain or loss is equal to the difference between the value of the contract at the onset date and the value of the contract at settlement date I year end date and is included in the Statement of Comprehensive Income.

NOTE 5 - OFF-BALANCE-SHEET RISK

Securities sold short represent obligations of the Partnership to deliver the specified security, and thereby create a l iabil ity to repurchase the security in the market at prevai l ing prices. Accordingly, these securities may result i n off-balance-sheet risk as the Partnership's satisfaction of the obligations may exceed the amount recognised i n the Statement of Financial Position .

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 6 - RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS

Introduction

Risk is inherent to the Partnershi p's activities but it is managed through a process of on-going identification, measurement and mon itoring, subject to risk limi ts and other controls. The process of risk management is critica l to the Partnership's continu ing profitability. The Partnershi p is exposed to market risk (which includes currency risk, interest rate risk and other price risk), cred it risk and l iquidity risk arising from the financia l instruments it holds.

Risk Management Structure

The General Partner is u ltimately responsible for identifying and control li ng risks. However there are separate independent bod ies for managing and monitoring risks. Risk is managed on a daily basis by the Compl iance, Operations and Performance and R isk Departments of these independent bod ies which report to the General Partner on a regular basis.

Risk Mitigation

The Partnership has investment guidelines that set out its overa l l business strategies, its tolerance for risk and its genera l risk management philosophy and have establ ished processes to monitor and control economic hedging transactions in a ti mely and accurate manner. The Pa11nershi p uses derivatives and other instruments for trading purposes and i n connection with its risk management activities.

Excessive Risk Concentration

Concentrat ion risk arises when a number of counterpartics are engaged i n similar business activities, or activities i n the same geographic region, or have similar economic features that would cause their abil ity to meet contractual obligations to be similarly affected by changes in economic, political or other cond itions. Concentration ind icates the relative sensitivity of the Partnership 's performance to developments affecting a particular industry or geographica l location.

In order to avoid excessive concentration of risk, the Partnership 's policies and procedu res i nclude specific guidelines to focus on maintaining a diversified portfolio. Identified concentration of credit risks are controlled and managed accordin gly.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

The geographical and industrial d istribution of financial assets and liabil ities is disclosed in the Condensed Schedule of Investments.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial i nstrumen t will fluctuate becau se of changes i n market prices and includes interest rate risk, foreign currency risk and "other price risks", such as equity and commodity risk. The Genera l Partner uses diversification of portfol io and derivative instruments to manage the market risk.

Interest Rate Risk

The majority of the Partnership's financial assets are equ i ty shares and other i nstruments which neither pay interest nor have a maturity date. Cash balances due to/from the broker as detailed in note 7 are invested at short-term market interest rates. As a resu lt, the Partnership is not subject to significant amounts of risk due to fluctuations in the prevail ing levels of market interest rates. Due to this no sensitivity analysis has been provided.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the yea r ended December 31, 2015 (continued)

NOTE 6 - RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk

Currency risk is the risk that the va l ue of a financial instrument will fluctuate due to changes in foreign exchange rates. The Partnership invests in securities and other investments that are denominated in currencies other than the functional currency of the Partnersh ip. Accord ingly, the va lue of the Partnershi p's assets may be affected favourably or unfavourably by fl uctuations in currency rates and therefore the Partnership will necessarily be subject to foreign exchange risks.

The primary purpose of the Partnership's foreign currency hedging activities is to protect against the volatility associated with i nvestments denominated i n foreign currencies and are not designated hedges. The Part nership ut il ises forward foreign exchange contracts to hedge foreign currency denominated financial assets and liabil ities. Increases or decreases in the Partnership's foreign currency denominated financial assets and l iabi l it ies are partially offset by gains and losses on the hedging instrumen ts. There are two processes utilised by the Partnersh ip to m inimise the impact of fluctuations in foreign currency exchange rates.

As the underlying investors may invest in either EUR or USO share classes in the Company, a foreign exchange hedge is performed once a month matching the value of the en t ire USO share class against it's EUR equiva lent, tak i ng into account a ll subscriptions and redemptions. This has the effect of neutra lising any foreign exchange impact between the two share classes. This is monitored daily to account for any performance. I f the d ifferential between the required hedge and the current hedge is in excess of 2% an adju stment is traded.

The second process is the hedging of foreign currency balances against equity balances denominated in the same currency. Cash is held in the base denomination of the Partnership (EUR) and equities may be purchased or sold in a variety of currencies as per the prospectus. In order to minimise the risk of fluctuations in the foreign currency's exchange rate against EU R, each month the cash balance of each currency is traded against EUR to ensure that the currency balance is equa l and opposite the va lue of assets denominated in that currency. This is monitored week ly and i f a variance of 2% or more exists between the value of the assets and the opposite currency balance an adjustment is traded.

These two processes effectively manage currency risk by ensuring that any gains/losses in foreign exchange relati ng to cash balances has an opposite neutralising effect on the asset denom i nated in the same currency, leaving a minimal impact in investor terms of the movement in foreign exchange rates.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

The table overleaf indicates the currencies to which the Partnership had significant exposure at December 31, 2015 and 2014 on its trad ing monetary assets and liabi l i ties, excluding the effects of share class specific forward foreign exchange contracts. The currency sensitivity table analysis discloses management's best estimates of the effect of a reasonably possible movement of the currency rate against the Euro, with all other variables held constant on the Statement of Comprehensive Income (due to the fair val ue of currency sensitive trad ing monetary assets and liabil ities) and net assets (due to the change in fai r value of currency swaps and forward foreign exchange contracts). A negative amount in the table reflects a potential net reduction in the Statement of Comprehensive Income or Partners' Capital, whi le a positive amount reflects a net potentia l increase. An equa l change in the opposite direction of the currency rate would have an equal but opposite effect in the Statement of Comprehensive Income or Partners' Capital. In practice the actual trading results may differ from the sensitivity analysis overleaf and the difference cou ld be mater ial.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 6 - RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk (continued)

	Assets	Liabilities	Assets	Liabilities
C urr e nc l'. exos u re	2015	2015	2014	2014
	EU R'OOO	EU R'OOO	EUR'OOO	EUR'OOO
British Pound	4,4 12	(4,339)	7,007	(6,552)
Danish Krone	2 14	(256)	432	(455)
Norwegian Krone	539	(496)	9 17	(81 1 )
Swedish Krona	1,275	( 1 ,228)	1,983	(2,076)
Swiss Franc	1,866	( 1 ,858)	1, 137	( 1,1 17)

			Effect on			Effect on
	Change in	Effect on	Partners'	Change in	Effect on	Partners'
	Cu rrency	Profit	Capital	Currency	Profit	Capital
Se n s itivity a n a l l'.sis	rate	2015	2015	rat e	2014	2014
	%	EU R'OOO	EUR'OOO	%	EU R'OOO	EU R'OOO
British Pound	+5	4	4	+5	23	23
Danish Krone	+5	(2)	(2)	+5	(l)	(1)
Norwegian Krone	+5	2	2	+5	5	5
Swedish Krona	+5	2	2	+5	(5)	(5)
Swiss Franc	+5			+5	I	1

Equity Price Risk

Equity price risk is the risk that the fair values of equities decrease as the result of changes i n the levels of equity indices and the value of ind iv idual stocks. The trad ing equity price risk exposure arises from the Partnership's investment portfolio. The Partnership manages this risk by investing in d ifferent equities.

The Partnership reviews the impact of movement of ind ices on its performance by util ising the beta of the securities in which it trades. The Partnership util ises the beta of each securi ty in a particular geographical area and computes its exposure in that particular geographical area.

The Partnership's best estimate of the effect on net profit due to a reasonably possible change i n beta, with a ll other variables held constant is as follows. An equal change i n the opposite d irection of beta would have an equal but opposite effect in the Statement of Comprehensive Income or Partners' Capital. In practice, actual trading results may d i ffer from the sensitivity analysis overleaf and the d ifferences could be material.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 6 - RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Equity Price Risk (cont inu ed)				Effect on
				Pa rtner s'
	Fa ir Value			Capita l/ profit
	2015	Change	Beta	2015
Countr)'. of Long Securi!l'. Finland	EUR 926,180	O/o +5	0.7521	EUR 34,829
F r a n ce	2,083,738	+ 5	0 . 9390	97,831
Germany	1 , 865 , 623	+5	0.6545	6 1 ,053
Great Brit a in	4,4 1 1,759	+ 5	0.7921	l 74,728
Ir e l a n d	756, l 96	+ 5	1.3958	52,775
I srae l	45 1 ,255	+ 5	0 . 5660	12,771
Ital y	4 , 068 , 164	+5	0.9207	187 ,278
Nethe rl ands	577,437	+ 5	l . 0900	3 l ,470
Norway	486 ,672	+5	l.1590	2 8 ,203
Spa in	2,315,004	+ 5	0. 7572	87,646
Swede n	912,539	+ 5	l.0676	48,7 l l
Sw i tze rl an d	1 ,4 14 ,6 04	+5	1.0319	72,986

Co untr)'. of Warrants
Italy	100 ,96 7	+5	0.9207	4 , 648

Countr of S hort Secu ri!,l'.
Be l g ium	(356,830)	+5	0.8540	(15,237)
Denmark	(253,835)	+5	0.9870	(12,527)
Finland	(362,912)	+5	0.7790	(14, 135)
Germany	(403,289)	+5	0.4917	(9,9 1 5)
G r eat Britain	(1,348,247)	+5	0.7602	(51,245)
It a l y	(363,293)	+ 5	0.8980	(16,312)
No rway	(495, 668)	+ 5	1.0923	(27,070)
Spain	( 1 ,002, 1 54)	+5	0.7396	(37,06 1 )
Switzer l and	(306,963)	+5	1.1010	( l 6 , 898)

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 6 - RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Equ i ty Pr ic e Ri s k (con ti nued)				Effect on
P artne r s'
	Fa i r Va lu e			Ca pi ta l / p r o fi t
Cou ntry of Long Secu rin'.	2014 EUR	Change %	Beta	2014 EUR
F i n l a n d	6 49 , 33 8	+ 5	0 . 773 0	25 , 097
Fra n ce	2,644 , 1 9 7	+5	1 . 0 99 1	1 45 , 3 1 0
Ger m a n y	5,493,4 0 5	+5	0 . 7645	2 0 9 , 9 80
G r eat B r it a i n	6 , 443,85 1	+ 5	0 . 8 1 44	262 , 39 1
lr e l a nd	1 ,34 4 ,349	+5	0 .9733	6 5 , 426
I taly	2 , 742,75 0	+5	0 .755 l	103 , 554
J e r sey	562, 88 2	+5	0. 81 44	22,920
Net h e rl an d s	6 0 2, 408	+5	1.1960	36 , 0 24
No r way	7 15 , 222	+5	1. 0 480	37 , 47 8
S p ai n	2 , 5 80 , 8 53	+ 5	0.7772	100,296
Swe d en	1 , 47 6 , 9 75	+ 5	0 .9382	69,283
Sw it ze r l a n d	1 , 137 , 27 1	+ 5	0 . 68 65	39,039

C o u n try o f S hort Securit:y
B e l g i um	(4 0 5, 0 9 4 )	+ 5	0 .548 0	( 11 , 10 0 )
D e nm a r k	(454,83 0)	+ 5	0 . 9770	(22 , 2 1 8)
Fran ce	(45 9 , 46 3 )	+ 5	1. 2 0 2 0	(27,6 1 4 )
Ge rm a n y	(5 56 , 959 )	+ 5	0. 552 0	( 1 5,372)
G r ea t Brit a in	( 1 , 75 6 ,7 99 )	+ 5	0 . 7 81 5	(6 8 ,6 51 )
Net h e r l an d s	(5 3 1,2 0 5)	+ 5	1 . 29 80	(34 , 475)
Swe d e n	(4 8 2 , 59 6 )	+5	1 .5 0 7 0	(36,3 6 4)
Sw i tze rl a nd	(492 , 9 33)	+5	l.194 0	(29 , 42 8 )

L i q ui dity Ri sk

Liquidity risk is defined as the risk that the Partnership may not be able to settle or meet its obligations on time or at a reasonable price. The Partnership is exposed to capital withdrawals on any dealing day, being the first business day of each month. Limited Partnership interests are redeemable on demand at the Limited Partner's option based on the Lim ited Partner's capital account outstandin g.

The Investment Manager monitors carefu lly the l iquidity of the und erlying invested positions as well as the overall gross invested position of the Partnership. The Partnership's offering document provides for monthly contributions and withdrawals, subject to one calendar month 's prior written notice, and is therefore exposed to the liquidity risk of meeting Lim ited Partners' withdrawa ls at any time.

The Partnership 's l isted securities are considered to be read i ly realisable as they are predominately listed on recognised stock exchanges. The Partnership has the

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

ability to borrow in the short term to ensure settlement, although no such borrowings have arisen during the period. The table overleaf analyses the Partnersh ip's financial liabilities into relevant maturity grouping based on remaining period at the Statement of Financial Position date to the contractual maturity date. The amounts in the table are the contractual undiscounted cash flows. Balance due withi n 12 months equal their carrying balance, as the impact of d iscounting is not sign ificant.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 6 - RISKS ASSOCIATED WITH FINANC IAL INSTRUMENTS (CONTINUED)

Liquidity Risk (continued)

-

	Le ss t h a n 1	1-3	4- 1 2	No s t ated
	mo n t h	m o n t h s	mo n t h s	m at u r i ty
Decem ber 31, 2015	EUR	EUR	EUR	EUR

Financial liabilities at fair value through profit or loss
	(4,893, 190)
	(266,949)
- Equ ity securit ies	(144,035)
- Forward foreign exchange		(50,432)
contracts Amounts due to		(17,742)
brokers		(35,397)
		(56, 186)
		(1,71 8)
Lnvestment management fees payable Administration fees payab le
Aud it fees payable Professional fees payable Other payables

Partners ' Cap it a l	(20, 1 92,657)
	(25,496,83 l)	(161,475)

	Less than 1	1-3	4-12	No stated
	mo n t h	m o n t h s	mo n t h s	m at u r i ty
Decem ber 31, 2014	EUR	EUR	EUR	EUR

Financial liabilities at fair value through profit or loss
	(5,139,878)
	(93,317)
- Equ ity securit ies	(319,405)
- Forward foreign exchange		(49,682)
contracts Amounts due to		(14,949)
brokers		(15,904)
		(14,660)
		(25,192)
Lnvestment management fees payable Administration fees payab le
Aud it fees payable Professional fees payable Other payables

Partners ' Cap it a l	(29,753,216)
	(35,305,816)	(120,387)

Partners' Capital can be withdrawn on demand at the Limited Partner's option on a monthly or yearly basis provided that sufficient notice is given . For 2 01 4 however,

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

the General Partner did not envisage that the contractual maturity d isclosed in the table above would be representative of the actual cash outflows as Limited Partners typica lly retain their i nterests for the medium to long term. For 2 01 5, the Partners' Capital is included in less than one month as, described in Note 1 7, the Partnership has been restructured and the General Partner has decided to terminate the Pa11n ership.

As described at the start of this Note the Partnership has investment and risk guidelines that set out its tolerance for risk and uses various risk methods to assess risk. In accordance with the Partnership's policy, the In vestment Manager monitors the Partnersh ip's liqu id ity position on a month ly basis and the General Partner reviews it on a regu lar basis. There have been no material changes made to these liqu id ity management systems and procedures described above during the year.

29

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 6 - RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk

Credit risk is the risk that an issuer or counterparty wi ll be unable or unwi l l ing to meet a commitment that it has entered into with the Partnership.

At December 31, 2015 and 2014, the Partnership had all of its ind ivid ual counterparty credit risk with its prime broker in the United Kingdom. The Partnership continuously mon itors the credit stand ing of its broker and does not expect any material losses as a resu lt of this concentration. At December 31, 20 15, Goldman Sachs lnternational had a credit rating from Standard and Poors of A+ (2014: A-).

All securities transactions of the Partnership are cleared by registered brokers pursuant to customer agreements. The Partnership is subj ect to credit risk in the event that the brokers are unable to fulfi l their obligations.

State Street Custodial Services (f reland) Limited has been appointed as Depositary to the Partnership to perform certa in cash mon itori ng and to veri fy the ownership of the Partnersh ip's assets that are not 'financial instruments' held in custody. The Depositary does not delegate any of its depositary functions. The Depositary is ultim ately owned by State Street Bank and Trust Company. The Standard and Poor's (S&P) credit rati ng from State Street Bank and Trust Com pany as at December 3 1, 2015 was AA- (2014: A+).

The Partnership's maximum exposure to credit risk (not taking into account the value of any collateral or other security held) in the event that counterparties fail to perform their obligations as of December 31, 2015 and 2014 in relation to each class of recogn ised financial assets, other than derivatives, is the carrying amount of those assets as indicated in the Statement of Financial Position.

The industrial concentration of financial assets and l iabiliti es is disclosed in the Condensed Schedule of lnvestments.

The Partnership may be adversely impacted by an increase in its credit exposure related to investing, financing, and other activities. The Partnership is exposed to the potential for cred it- related losses that can occur as a resu lt of an i ndividual, counterparty or issuer being unable or unwilling to honour its contractual obligations. These credit exposures exist within financing relationships, commitm ents, derivatives and other transactions. These exposures may arise, for example, from a

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

decline in the financial condition of a counterparty, from enteri ng into swap or other derivative contracts und er which counterparties have obligations to make payments to the Partnership, from a decrease i n the value of securities of third parties that the Partnership holds as collateral, or from extending credit through guarantees or other arrangements. As the Partnership's cred it exposure increases, it could have an adverse effect on the Partnershi p's business and profitability if material unexpected credit losses occur.

The Partnershi p restricts its exposure to credit losses on derivative instruments it holds by entering into master netting arrangements with m aj or counterparties with whom a sign ificant volume of transactions are undertaken . Master netting arrangements do not resu lt in an offset of Statement of Financial Position assets and li abil ities unless certain conditions for offsetting und er IAS 32 apply. The credit risk associated with favourable contracts is reduced by a master netting arrangement i f an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 6 - RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk (co111inued)

The following tables below present the Partnership's derivative financial assets and liabil ities subject to offsetti ng, enforceable master netting arrangements and similar agreements. The tables are presented by counterparty.

Financial assets subject to offsett i ng, enforceable master netting arrangements and similar agreements:

	Gross A mounts Offset in the Statemen t of Financial
	Position
	Gross amount
	of assets presented in
	the financial statements	Financial Instrument	Cash Collateral received	Net Amount

2 015 counterparty:
	EUR	EU R	EU R	EUR
Goldman Sachs International	41,905			41,905

2 014 counterparty:
Goldman Sachs International	451,429			451,429

Financial liabil ities subject to offsetting, enforceable master netting arrangements and similar agreements:

	Gross A mounts Offset in the Statemen t of Financial
	Position
	Gross amount
	of assets presented in
	the financial statements	Financial Instrument	Cash Collateral received	Net Amount

2 015 counterparty:
	EUR	EU R	EU R	EUR
Goldman Sachs International	(266,949)			(266,949)

2 014 counterparty:
Goldman Sachs International	(93,317)			(93,317)

There is no cash collateral held at Goldman Sachs International which has not been offset on the Statement of Financial Position (2014 : none).

In accordance with the Partnership's policy, the Investment Manager monitors the Partnership's credit position on a daily basis, and the Board of Directors of the General Partner reviews it on a quarterly basis.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the yea r ended December 31, 2015 (continued)

NOTE 7 - AMOUNTS DUE FROM!fO BROKERS

Due from/to broker balances comprise cash balances with the Partnership's clearing brokers and amounts receivable or payable for securities transactions that have not settled at the year end. Cash held with the Partnership's clearing brokers represents proceeds relating to securities sold short (if any) and cash held as collatera l aga i nst open forward foreign exchange contracts. This cash may be restricted by the broker until the related securities arc purchased or open contracts are closed.

	Decem ber 31, 2015 EUR	December 31, 2014 EUR
Cas h on h and	5 , 232,341	8 ,572 , 961
Cas h ove r draft	(102,97 8)	(244,504)
Amo unt s r ece i va bl e on sec uriti es so ld	6 ,7 04
Amou n t s pa ya b l e on secu r ities pur c ha se d	(4 1 , 057)	(74,90 I )
Net a moun t s due from brok e r s	5, 095 , 010	8 , 253 ,55 6
NOTE 8 - ALLOCAT ION OF NET INCOME

Net income of the Partnership is allocated to the partners on a pro-rata basis as defined by the Partnership Agreement (the "Agreement") dated October 5, 2007. For the year ended December 31, 2015 the General Partner a lso received an incentive allocation of € 16,869 (20 14: €2,968) pursuant to the Agreement.

NOTE 9 - GAINS AND LOSSES FROM FINANCIAL ASSETS AND LIABILITIES

The following table details the gains and losses from financial assets and l iabil ities at fair va lue through profit or loss for year:

	2015 EUR	2014 EUR
Ne l r ealised ga in on financial asse l s and liabiliti es at f air value through profit or l oss
Equity sec uriti es a nd war r a nt s	4,3 07 , 839	4,379,806
D e ri vatives	810 , 430	80 3,257
Net rea l i se d ga in o n finan c i a l assets and l ia b ili t i es
at fair va lu e through pro fit o r l oss	5, 1 18 ,269	5,183,063
Ne t c han ge in unreal i s e d app r ec iati on/(dep r ec i ation) 0 11 fina n c i a l as se t s and li ab iliti es a t/air valu e through profit o r loss
Equ i ty sec uri tie s and wa rr an t s	( 1 , 055,629)	(3,067 , 016)
D e r i va ti ves	(5 83 , 15 5)	625 , 1 67
Net c han ge i n unr ea li sed d e pr eciat i o n on fi n a n cial a sse t s a n d l i a biliti es at fa ir va l u e th r o u g h profit o r l oss	( 1 ,638,784)	(2,441 ,849)
Ne l fo r e i g n c urr ency gaim l (losses)
unreal i se d	5,2 83 , 087	I , 15 3,309

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

r ea li se d	{ 4 , 1 52 , 026 }	{ 1 ,2 09 ,35 8}
T ota l net fo r e i g n c urren cy g a in / ( l oss)	1 , 131,061	56,049

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 9 - GAINS AND LOSSES FROM FINANCIAL ASSETS AND LIABILITIES (CONTINUED)

As at December 3 1 , 20 15, financial instrument unrealised gains and losses amounted to € 1,839, 124 (2014: €3,968,510) and (€1,837,516) (20 14: (€2,328,l 18)), respectively. As at December 31, 20 15, the gross realised ga i ns and gross realised losses arising !Tom the sale of financial instruments during the year amounted to € 1 1, 163,939 (2014: €8, 101,593) and (€6,045,670) (2014:

(€2,918,530)), respectively.

NOTE 10 - MANAGEMENT AND PERFORMANCE FEE

The General Partner is entitled to a monthly investment management fee payable in arrears at an annual rate of 1% of the Net Asset Value attributable to each Limited Partner and a lso a performance related allocation (the "Perfonnance Allocation"). The Performance Allocation is made in arrears in respect of each perfom1ance period and accrued monthly. A performance period comprises each successive twelve month period and ends on December 31, of each year (the "performance period "). The Performance A llocation is equivalent to 20% of a Limited Partner's net profits applicable to such Limited Partner's capital account for a Class once such Limited Partner's pro-rata share of net profits for the Perfo1mance Period exceeds any cumulative net losses that have been carried forward from prior Performance Periods for each such Limited Partner of such Class.

In the case of the investment by the Company in the Partnership, the Perfonnance Allocation to be made in respect of the Company's capital account of the relevant class is an amount equal to 20% of the increase in the Net Asset Value per share of the applicable class outstanding in respect of each perfonnance period. The Company's Performance Allocation is charged at the Company level.

The Partnersh ip incurred an investment management fee of €245,562 during the year (2014:

€299 ,694) and as at December 3 1, 2015 the investment management fee payable was €50,432 (2014:

€49,682). For the year ended December 31, 2015 the General Partner received a performance allocation of €16,869 (2014: €2,968) from the Limited Partners other than the Company of wh ich €nil (2014: €2,968) was payable at the year end.

NOTE 11 - ADMINISTRATION FEE

On l December 20 15 the previous administrator State Street Administrator Services Company (Ireland) Limited merged with its parent company, International Fund Services (Ireland) Limited , and all client contracts and agreements were transferred over by operation of law to International Fund Services (Ireland) Limited at the effective date of the merger.

The Admin istrator is entitled to receive an ad valorem fee accrued monthly and payable monthly i n arrears at the level of the Partnersh ip not to exceed 12 basis points per annum of the Partnersh ip's Net Asset Val ue. The fee is subject to a minimum of US$75,000 per annum. The Partnership incurred administration fees of €68,502 during the year (2014: €73,247) and as at December 31, 2015 the adm i nistration fee payable was € 17,742 (20 14: € 14,949).

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the yea r ended December 31, 2015 (continued)

NOTE 12 - NEW ISSUE SECURITIES

The Partnership may purchase securities that are part of a publ ic d istri bution. If such securities trade at a premium i n the secondary market im med iately after the distribution process has commenced, the Financia l Industry Regu latory Authority (FINRA) has taken the position in its Ru les of Fair Practice that such securities are part of a "new issue" and, accord ingly, members of the FINRA may not sell such securities to an account in which a member or person affiliated with or related to a member of the FINRA has an interest These persons are referred to as "restricted". The Partnership has adopted the pol icy not to allocate gains or losses on "new issues" to restricted persons.

In the event that any Limited Partner is a "restricted person" (i ncluding certain persons engaged i n the securities, financia l services or banking industries) under the applicable FIN RA ru les, then the Partnership wi ll allocate any profits arising from "new issues" trades transacted, away from the restricted partner. There were no investments in new issues as at December 3 I , 2015 and 2014.

NOTE 13 - LIMITED PARTNERSHIP INTERESTS

Each Limited Partner's capital account is adjusted on the last day of the relevant fiscal period to reflect cred its or debits made to such Limited Partner's capital account during the fiscal period. Net change in Partners' Capital resulti ng from operations of the Partn ership during the relevant accounting period, is apportioned to the capital account of each Limited Partner in portion to their respective opening capital account balances. I n accordance with ru les of the FINRA, the Partnersh ip may establish a separate brokerage account in which all new issues of securities distributed in the United States ("new issues") will be held (see Note 12). The Partnership has elected to only allocate gains/( losses) earned on investments i n the account solely to Limited Partners who are not affiliated with any registered broker-dealer or involved in the buying or selling of securities for any institutional type account.

The Partnershi p may use forward foreign exchange contracts or other such method s to hedge the base currency, reduci ng exposure to such currency fluctuations. Since Class A Limited Partners' interests and Class B Limited Partners' i nterests are denominated in different curren cies, foreign exchange transaction s wi th respect to the Euro denominated Class A Limited Partners' interests may be undertaken wi th a view to enhancing or protecti ng its US Dollar val ue.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Foreign exchange transactions with respect to the USO denominated Class B Limited Partners' interests are undertaken with a view to enhancing or protecting its Euro value. The performance for this class will vary from Class A Limited Partners' i nterests due to its different currency exposure.

The Depositary is responsible for ensuring that the sale, issue, repurchase, withdrawal and cancellation of limited partnershi p interests are carried out i n accordance with the AIFMD Ru les and the offering documen ts.

The General Partner carries the right to declare a suspension in the calcu lat ion of the Net Asset Value of the Partnership, the creation of l imited partnership interests or withd rawal of limited partnership interests in exceptional circumstances, as defined in the offering documents.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2015 (continued)

NOTE 14 - RELATED PARTY TRANSACTIONS

Pruties are considered to be related if one party has the abil ity to control the other party or exercise significant influence over the other party in mak ing financial or operational decisions. The General Partner and I nvestment Manager are deemed to be related pa 1ties. Amounts incurred by the Partnership to related parties and amounts owing at the period end are disclosed in Notes 8 and I 0.

Directors 'fees

Each Director of the Company, other than Claus Gregersen, is entitled to receive a fee of € I 0,000 per annum from the Pa1tnershi p. Claus Gregersen receives a fee of €20,000 per annum from the Pa1tnership. Directors fees i ncurred during the year were €50,000 (2014: €5 0 , 000) and amounts owing at the year-end were €nil (2014: €nil).

NOTE 15 - FOREIGN CURRENCY TRANSLATION

The financial statements are prepared i n Euro. The following exchange rates at the year end date have been used to translate assets and liabi l ities in other currencies to Euro.

	2015	2014
Briti sh P o und	0.7370	0.7762
Danish Krone	7.4627	7.4467
No r weg i a n Kron e	9.6152	9.0728
Swedish Krona	9.1578	9.4738
Sw i ss F r a n c	1.0874	1.2025
Unite d States Dollar	1.0863	l.2 1 01

NOTE 16 - REDEMPTION FEE INCOME

The redemption fee is charged as follows:

2% Redemption fee applies when the investors redeem their holdings within 6 months.

I% Redemption fee applies when the investors redeem their holdings between 7 to 12 months.

There is no redempt ion fee for hold i ngs over 12 months. The Partnership charged redemption fees of €ni l (2014: €ni l) during the year.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the yea r ended December 31, 2015 (continued)

NOTE 17 - POST BALANCE SHEET EVENTS

Termination of the Partnership

Effective, January 4, 2016, the Partnership was restructured, such that a part of the portfol io of the Partnership was transferred, in-specie, to a new fund in exchange for withdrawal proceeds of a limited partner for a total val ue of € 1,087,666. The Investment Manager is now also the investment manager to the new fund.

As the Partnership's remaini ng investor is solely the Company, the Genera l Partner has decided to close the Partnersh ip, transferring the remaining net assets and portfolio of the Partnersh i p, representing the Company's investment in the Partnership, to the Company i n exchange for fu l l withdrawal proceeds from the Partnership. The Company has therefore ceased to be a Feeder i nto the Partnershi p and has itself become a standa lone fund, taking on the investment objectives of the Partnership. The Partnership is in the process of being deregistered with the Cayman Islands Monetary Authority.

There were no other events subsequent to the year end which requ ire d isclosure in the financial statements

NOTE 18 - COMPARATIVE FIGURES

The comparative figu res cover the year ended December 31 , 2014.

NOTE 19 - APPROVAL OF FINANCIAL STATEMENTS

The financial statements were approved by the Board of Directors of the General Partner and authorised for issue on June 27, 2016.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Unaudited Information

For the year ended December 31, 2015

The Partnership makes the following A rFMD d isclosures.

Current risk profi le of the Partnersh ip

Each of the General Partner and the Partnership acknowledges and agrees that in its capacity as ATFM of each Fund the Investment Manager is required, subject to and in accordance with the A rFMD Ru les, to implement risk management systems and pol icies to identify, measure, manage and monitor risks relevant to the investment strategies employed by the Investment Manager in the management of each Portfolio. Each of the General Partner and the Pa1tnership further agrees to assist and cooperate with the I nvestment Manager in connection with the establ ishment and operation of such systems and policies.

Breaches of risk l imits

There were no breaches of risk limits during the year. Leverage

Under the AJFMD Ru les, the Lnvestment Manager is required to calculate leverage in accordance with the "gross" and "commitment" methods (in each case, as set out i n the A IFMD Rules). The maximum level of leverage which the Investment Manager may employ when calculated in accordance with these methods is equal to four and two times the Net Asset Va lue of the Company when respectively calculated i n accordance with the "gross" and "com mitment" methods set out in the A I FMD Ru les.

The Investment Manager may change the maximum levels of leverage from time to time. The leverage calculation methodology has not changed during the year. Any changes will be disclosed to investors in accordance with the ATFMD Ru les.

As at D ecem ber 3 1 , 20 1 5, the total amo unt of l eve r age ca l c u l ate d in accorda n ce w ith the gross and com mit men t met h o d s was 1 59. 6 7% and 154.33%, r espective l y (2014: 182.71%; 18 2.33%).

Remunerat i on Poli cy

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

As an Alternative Investment Fund Manager (the "A TFM "), S.W.Mitchell Capita l LLP (the "Firm") is requ i red to ensure, for each of the Alternative Investment Funds (the "Alf 's") it manages, that in its Annual A rF Report to investors, i t makes certain d isclosures in respect of remuneration paid to its staff. These disclosures are made in l ine with the A TFMD, its Regulations and our interpretation of regu latory guidance on remuneration from ESMA.

As stated i n our Remuneration Policy thi s applies to all "Code Staff" which is defined in our Remuneration Policy and comprise: the Sen ior Management team; Risk Takers; any i ndividuals who perform a "control" function such as risk management or compliance; and other staff whose professional activit ies have a mater ial impact on the risk profiles of the AJFs that the Finn manages and who also receive total remuneration in the same remuneration bracket as senior management.

Under ALFMD, its Regulations and the ESMA gu idel ines, the Firm has determined that it is not a "significant firm" and consequently has not set up a remun eration com mittee, however the Firm 's governing body undettakes th is role.

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Unaudited Information (continued) For the year ended December 31, 2015

Remuneration Poli cy (continued)

The decisions of the governing body on setting remuneration are based on, amongst other things, risk management, supporting business strategy, objectives, values and interests and avoid ing conflicts of interest, governance, control functions and measurement of performa nce in order to align the interests of the Firm, and its staff, with those of the AIF's investors.

The remuneration policy is designed to ensure any remuneration is consistent with, and promotes effective risk management, and is mainly based on overall firm performance and fund performance and is not focused on ind ividual profit and loss.

Performance assessments will not be entirely based on financial performance and will also includ e assessments of compliance with the relevant regu latory requirements and adherence to effective risk management.

The Firm 's remuneration pol icy contains the fol lowing features:

•	Base salary
•	Discretionary bonus

The Firm 's remuneration pol icy will be reviewed at least annually by the governing body to ensure it remai ns appropriate.

In making the required disclosu re, the Firm has d isclosed the proporti on of the total remuneration of the Code Staff of the A IFM attributable to the A lf in accordance with A IFMR Article 107( I )(c).

In determ ining the allocation of the total remuneration paid at the level of the AIFM to the A I F, this has been calculated based on the AU M of the A I F relative to the A IFM 's other activities.

I de n t i fied Staff (US O eq u iva l e nl)
T ot a l F i xed remun e rati o n for year	8,584
Tota l Variable r e munerati o n for year	19 , 460
O ve rall toca l remuneration	28,044
Number of b eneficiar i es (Co d e Staff)	4

Id e ntifi ed S ta ff (US O)
Agg r egate r e mun e r ation of se ni o r m a n age m e n t	2 8 , 044
Agg re gate r e mun e r atio n of ot h e r ri sk takers	-

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

FINANCIAL STATEMENTS

For the year ended December 31, 2014

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Page(s)

Partnership Information	2
Investment Manager's Report	4
Independent Auditors' Report	6
Statement of Financial Position	8
Condensed Schedule of Investments	9
Statement of Comprehensive Income	12
Statement of Changes in Partners' Capital	13
Statement of Cash Flows	14
Notes to the Financial Statements	15
Unaudited Information	36
1

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

GENERAL PARTNER	Mitchell (General Partner) II Inc.,
Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005, Cayman Islands.

DIRECTORS OF GENERAL	Claus Gregersen*
PARTNER	Georges Muller* (resigned 28 March 2014)
Francois Simon*
Bertrand van Houtte de la Chaise*
Eric Heuze* (appointed 28 March 2014)

REGISTERED OFFICE	Intertrust Corporate Services (Cayman) Limited,
190 Elgin Avenue,
George Town, Grand Cayman,
KY1 – 9005, Cayman Islands.

INVESTMENT MANAGER	S.W. Mitchell Capital LLP,
AND DISTRIBUTOR	Princes House,
38 Jermyn Street,
London SW1Y 6DN,
United Kingdom.

DEPOSITARY	State Street Custodial Services (Ireland) Limited,
78 Sir John Rogerson’s Quay,
Dublin 2, Ireland.

ADMINISTRATOR	State Street Administration Services Company (Ireland) Limited (trading as International Fund Services),
78 Sir John Rogerson’s Quay,
Dublin 2, Ireland.

PRIME BROKER AND CUSTODIAN	Goldman Sachs International,
Peterborough Court,
133 Fleet Street,
London EC4A 2BB,
United Kingdom.

*Independent non-executive directors

2

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

LEGAL ADVISORS	Walkers,
(as to Cayman Islands law)	6 Gracechurch Street,
London EC3V OAT,
United Kingdom.

LEGAL ADVISORS	Dechert LLP,
(as to English and U.S. Law)	160 Queen Victoria Street,
London EC4V 4QQ,
United Kingdom.

AUDITORS	Grant Thornton,
5th Floor, Bermuda House,
Dr. Roy’s Drive,
PO Box 1044 GT,
Grand Cayman KY1-1102, Cayman Islands.

3

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Investment Manager’s Report

For the year ended December 31, 2014

The NAV rose by 1.65% (Euro Class) and by 1.45% (USD Class) over the full year 2014.

There have been no material changes in the Partnership during the year which would have resulted in the substantial likelihood that a reasonable investor, becoming aware of such information, would have reconsidered its investment in the Partnership.

The performance was driven by positive contributions from both the long book and the short book of 2.17% and 0.37% respectively.

The Partnership started the year strongly rising by nearly 6% in the first quarter. This was buoyed by strong corporate results and a growing sense that there were signs of a nascent recovery in Europe. Sentiment then turned worse as investors started to become concerned about the Fed in USA reining in their expansive monetary policy, geopolitical concerns rose to the forefront led by Russia’s invasion of Ukraine while perhaps the greatest trouble faced by investors was the prospect of deflation across Europe and the belief that Europe could become the “next Japan”.

This was reflected in flows into European equities and particularly into the small cap sector, where the effect is much more pronounced. Money flowed into the market in the first quarter before retreating for the rest of the year. At a more specific level we noted large American fund houses were dumping all their small cap holdings in the early summer, particularly those in Spain and Italy. This is always a difficult backdrop for us but, once through it, fills us with optimism for the future.

During the year we held between 35 and 47 long positions whilst the short book had as few as 5 names at one stage and peaked with 14 names. The net exposure oscillated in a tight band between 67% and 77% whilst the gross exposure moved between 106% and 83%.

The year was marked by several large winners and, sadly, by some stocks that performed poorly. The stocks that had the most negative impact on the NAV were Monitise and Sportech. The former struggled to roll out its technology in a rapidly evolving banking software market whilst the latter fell dramatically after negative developments on a courts case. Neither impacted the NAV by more than 150bps. The fact that these did not damage the Partnership’s performance as a whole bears witness to the importance of running a diversified portfolio.

Major winners included Dialog Semiconductor, the German power management chip manufacturer, Kingspan, the pan-European insulation provider and Avanza Bank, a disruptive online Swedish bank.

We felt at the start of the year that for the market to move meaningfully higher that we would need to see a recovery in corporate profits. Our company meetings, where management were expressing a desire to recruit new staff, re-commission Capex projects or enter M&A transactions, suggested that this would happen. This was derailed as corporate confidence fell away due to geopolitical fears related to Russia’s stance on the edge of Europe.

Investment Manager’s Report (continued)

4

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

For the year ended December 31, 2014

As I write, the outlook for European equities looks very compelling. In the short term, money is waiting to be put to work into European equities and if any flows into small caps price moves will be violent – you only need to “breathe” on some of my esoteric names for shares to rocket! In the medium term, economic activity is being boosted by the lower oil price, the weaker €, vastly increased money supply and, of course, finally QE. Who knows what QE will mean, but all I can say constructively is that it will not be negative! In the longer term, at the risk of sounding like a broken record, we need a corporate recovery and for earnings to move up.

This is reflected in the Partnership’s positioning. At the time of writing we are 131% gross invested with a net exposure of 78%. These are cord high levels since we started the Partnership in 2007. I must emphasise that these are not indicative of any change in approach, are not reflective of any abnormally high level of conviction or a super bullish view. It is simply testament to the plethora of ideas we are finding. This may in part be attributable to the fact that small cap stocks are being grossly overlooked by nearly all market participants.

The opportunity set for the Partnership remains intact. Small Caps are chronically under-researched which leads to inefficiencies in process, a phenomenon that we view as opportunities. Our investment process, namely of spending enormous amount of time talking to company management, is geared to unearthing these opportunities.

The Partnership holds assets of just shy of $30m whilst the strategy runs $150m. We are very comfortable with these levels. Interest is growing in the strategy, both in Europe and in USA, the two key regions in which we market the Partnership.

None of this would be possible without the support of my investors and the Board and I would like to extend my thanks to them all for their continued support.

S.W. Mitchell Capital LLP

March, 2015

5

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Independent Auditors’ Report

To the Partners of S.W. Mitchell Small Cap European Fund L.P. (the “Partnership”)

For the year ended December 31, 2014

We have audited the Financial Statements on pages 8 to 35, which comprise the Statement of Financial Position and Condensed Schedule of Investments as at December 31, 2014, Statement of Comprehensive Income, Statement of Changes in Partner’s Capital and Statement of Cash Flows for the year ended December 31, 2014 and a summary of significant accounting policies and other explanatory notes.

Respective responsibilities of Directors of the General Partner and Auditors

The Directors of Mitchell (General Partner) II Inc. (the “General Partner”) are responsible for preparing the Financial Statements in accordance with International Financial Reporting Standards.

The Directors of the General Partner are responsible for the preparation of Financial Statements for each financial period which give a true and fair view of the Partnership’s state of affairs as at the end of the year and the results of operations for the year then ended.

In preparing those Financial Statements, the Directors of the General Partner are required to:

• Ensure that the Financial Statements comply with the Memorandum and Articles of Association and International Financial Reporting Standards, as published by the International Accounting Standards Board;

• Select suitable accounting policies and then apply them on a consistent basis;

• Make judgments and estimates that are reasonable and prudent; and

• Prepare the Financial Statements on the going concern basis unless it is not appropriate to presume that the Partnership will continue in business.

The Directors of the General Partner are responsible for keeping proper accounting records, for safeguarding the assets of the Partnership and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Our responsibility is to audit the Financial Statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing, to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

This report is made solely to the Partners of S.W. Mitchell Small Cap European Fund L.P. (the "Partnership") as a body, in accordance with the letter of audit engagement dated February 5, 2015. Our audit work has been undertaken so that we might state to the Partnership's members those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Partnership and the Partners as a body, for our audit work, for this report, or for the opinions we have formed.

We read other information contained in the Financial Statements and consider whether it is consistent with the audited Financial Statements. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the Financial Statements. Our responsibilities do not extend to any information outside the Financial Statements.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Independent Auditors’ Report

To the Partners of S.W. Mitchell Small Cap European Fund L.P. (continued)

For the year ended December 31, 2014

Basis of opinion

We conducted our audit in accordance with International Standards on Auditing. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the Financial Statements. It also includes an assessment of the significant estimates and judgments made by the Directors of the General Partner in the preparation of the Financial Statements, and of whether the accounting policies are appropriate to the Partnership's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the Financial Statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the Financial Statements.

Opinion

In our opinion the Financial Statements present fairly, in all material respects, the financial position of S.W. Mitchell Small Cap European Fund L.P. as at December 31, 2014 and the results of its operations, changes in Partner’s capital and cash flows for the year ended December 31, 2014 in accordance with International Financial Reporting Standards.

Grant Thornton

June 4, 2015

7

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Financial Position

As at December 31, 2014

		2014	2013
	Notes	EUR	EUR

Assets

Financial assets at fair value through profit or loss	2, 3	26,844,930	25,275,103
Amounts due from brokers	2, 7	8,572,961	8,803,527
Dividends receivable		6,385	5,584
Other receivables		1,927	-
Total Assets		35,426,203	34,084,214

Liabilities

Financial liabilities at fair value through profit or loss	2, 3	5,233,195	3,671,942
Amounts due to brokers	2, 7	319,405	195,773
Investment management fee payable	10	49,682	95,336
Administration fee payable	11	14,949	35,544
Directors' fees payable	14	-	50,000
Audit fees payable		15,904	19,121
Professional fees payable		14,660	11,067
Other payables		25,192	5,020
Total Liabilities		5,672,987	4,083,803
Partners’ Capital		29,753,216	30,000,411

Signed on behalf of the Directors of the General Partner by:

__________________________

Director of Mitchell (General Partner) II Inc.

June 4, 2014

The accompanying notes form an integral part of these financial statements.

8

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments

As at December 31, 2014

Financial assets at fair value through Profit or Loss

Description	Fair Value EUR	% of Partners’ Capital

Equity securities

Finland
Consumer, Cyclical (cost €622,413)	649,338	2.18

France
Communications	639,883	2.15
Consumer, Cyclical	751,350	2.53
Consumer, Non-cyclical	612,481	2.06
Industrial	640,483	2.15
Total France (cost €2,326,896)	2,644,197	8.89

Germany
Communications	757,831	2.55
Consumer, Cyclical	688,090	2.31
Consumer, Non-cyclical	232,650	0.78
Energy	387,569	1.30
Financial	276,840	0.93
Industrial	1,359,811	4.57
Technology*	1,790,614	6.02
Total Germany (cost €5,422,528)	5,493,405	18.46

Great Britain
Basic Materials	653,330	2.20
Consumer, Cyclical*	1,807,544	6.08
Energy	735,989	2.47
Financial	1,427,344	4.80
Industrial	1,197,277	4.02
Technology	622,367	2.09
Total Great Britain (cost €5,845,359)	6,443,851	21.66

Ireland
Consumer, Non-cyclical	733,050	2.46
Industrial	611,299	2.06
Total Ireland (cost €1,125,826)	1,344,349	4.52

Italy
Communications	1,260,386	4.24
Energy	884,614	2.97
Technology	597,750	2.01
Total Italy (cost €2,567,839)	2,742,750	9.22

Jersey
Consumer, Cyclical (Cost €624,306)	562,882	1.89

The accompanying notes form an integral part of these financial statements.

9

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued)

As at December 31, 2014

Financial assets at fair value through Profit or Loss (continued)

Description	Fair Value EUR	% of Partners’ Capital

Equity securities (continued)

Netherlands
Technology (cost €596,744)	602,408	2.03

Norway
Technology (cost €558,693)	715,222	2.40

Spain
Basic Materials	837,263	2.81
Financial	1,096,560	3.69
Industrial	647,030	2.17
Total Spain (cost €2,382,049)	2,580,853	8.67

Sweden
Financial	615,298	2.07
Health Care	655,279	2.20
Technology	206,398	0.69
Total Sweden (cost €1,661,283)	1,476,975	4.96

Switzerland
Industrial	738,816	2.49
Technology	398,455	1.34
Total Switzerland (cost €879,328)	1,137,271	3.83

Total equity securities at fair value through profit or loss (cost €24,613,264)	26,393,501	88.71

Unrealised gain on forward foreign exchange contracts

Settlement Date	Amount Bought	Amount Sold

06/01/2015	USD 16,770,981	EUR 13,439,112	419,894	1.41
16/01/2015	EUR 1,614,359	SEK 15,093,548	21,177	0.07
01/16/2015	EUR 821,468	NOK 7,362,280	10,358	0.04
Total unrealised gain on forward foreign exchange contracts			451,429	1.52

Total financial assets at fair value through profit or loss (cost €24,613,264)			26,844,930	90.23

*none of the underlying securities were greater than 5% of the net assets of the Partnership

The accompanying notes form an integral part of these financial statements.

10

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Condensed Schedule of Investments (continued)

As at December 31, 2014

Financial Liabilities at fair value through Profit or Loss

Description	Fair Value EUR	% of Partners’ Capital

Equity securities sold short
Belgium
Consumer, Non-cyclical (proceeds €423,091)	405,094	1.36

Denmark
Communications (proceeds €432,843)	454,830	1.53

France
Communications (proceeds €447,907)	459,463	1.54

Germany
Consumer, Non-cyclical (proceeds €437,785)	556,959	1.87

Great Britain
Industrial	1,305,533	4.39
Technology	451,265	1.52
Total Great Britain (proceeds €1,617,097)	1,756,798	5.91

Netherlands
Industrial (proceeds €418,545)	531,205	1.79

Sweden
Industrial (proceeds €444,366)	482,596	1.62

Switzerland
Industrial (proceeds €420,287)	492,933	1.66

Total equity securities sold short at fair value through profit or loss (proceeds €4,641,921)	5,139,878	17.28

Unrealised loss on forward foreign exchange contracts

Settlement Date	Amount Bought	Amount Sold

16/01/2015	EUR 4,476,229	GBP 3,546,538	92,733	0.31
16/01/2015	EUR 622,750	CHF 749,513	584	0.00
Total unrealised loss on forward foreign exchange contracts			93,317	0.31

Total financial liabilities at fair value through profit or loss (cost €4,641,921)			5,233,195	17.59

*none of the underlying securities were greater than 5% of the net assets of the Partnership

The accompanying notes form an integral part of these financial statements.

11

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Comprehensive Income

For the year ended December 31, 2014

		2014	2013
	Notes	EUR	EUR

Income
Interest income	2(g)	6,776	15,284
Dividend income	2(h)	345,555	805,637
Less withholding tax on dividends	2(h)	(71,615)	(187,083)
Net realised gain on financial assets and liabilities at fair value through profit or loss	2, 9	5,183,063	6,406,080
Net change in unrealised (depreciation) appreciation on financial assets and liabilities at fair value through profit or loss	2, 9	(2,441,849)	1,851,286
Net foreign currency loss	2, 9	(56,049)	(549,088)
Total investment income		2,965,881	8,342,116

Expenses
Interest expense	2(g)	(20,059)	(48,279)
Dividend expense on securities sold short	2(h)	(72,786)	(248,568)
Investment management fees	10	(299,694)	(384,524)
Administration fees	11	(73,247)	(69,431)
Audit fees		(60,000)	(43,000)
Directors’ fees	14	(50,000)	(50,000)
Broker fees		(64,908)	(78,788)
Professional fees		(60,425)	(17,598)
Other expenses		(35,297)	(21,824)
Total operating expenses		(736,416)	(962,012)
Net increase in Partners’ Capital from operations		2,229,465	7,380,104

The accompanying notes form an integral part of these financial statements.

12

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Changes in Partners' Capital

For the year ended December 31, 2014

	Total	General Partner	Limited Partners
	EUR	EUR	EUR
Partners’ Capital at January 1, 2014	30,000,411	26,126	29,974,285

Capital contributions	4,346,069	-	4,346,069
Capital withdrawals	(6,822,729)	(17,137)	(6,805,592)
Increase in Partners’ Capital from operations
Pro rata allocation	2,229,465	1,431	2,228,034
Performance allocation	-	2,968	(2,968)
Partners’ Capital at December 31, 2014	29,753,216	13,388	29,739,828

	Total	General Partner	Limited Partners
	EUR	EUR	EUR
Partners’ Capital at January 1, 2013	57,277,113	7,355	57,269,758

Capital contributions	4,579,467	-	4,579,467
Capital withdrawals	(39,236,273)	-	(39,236,273)
Increase in Partners’ Capital from operations
Pro rata allocation	7,380,104	1,634	7,378,470
Performance allocation	-	17,137	(17,137)
Partners’ Capital at December 31, 2013	30,000,411	26,126	29,974,285

The accompanying notes form an integral part of these financial statements.

13

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Statement of Cash Flows

For the year ended December 31, 2014

	2014	2013
	EUR	EUR
Cash flows from operating activities

Net increase in Partners’ Capital from operations	2,229,465	7,380,104

Adjustments to reconcile net increase in Partners’ Capital from operations to net cash provided by operating activities
Net movement in:
Financial assets at fair value through profit or loss	(1,569,827)	22,836,197
Financial liabilities at fair value through profit or loss	1,561,253	(5,259,870)
Amounts due from brokers	230,566	11,845,407
Dividends receivable	(801)	4,545
Other receivables	(1,927)	15,878
Amounts due to brokers	123,632	(2,282,053)
Investment management fees payable	(45,654)	47,587
Administration fees payable	(20,595)	30,030
Directors’ fees payable	(50,000)	50,000
Audit fees payable	(3,217)	(17,106)
Professional fees payable	3,593	11,067
Accrued expenses and other payables	20,172	(4,980)
Net cash provided by operating activities	2,476,660	34,656,806

Cash flows financing used in activities
Proceeds from capital contributions	4,346,069	4,579,467
Payments on capital withdrawals	(6,822,729)	(39,236,273)
Net cash used in financing activities	(2,476,660)	(34,656,806)
Net change in cash and cash equivalents	-	-
Cash and cash equivalents at the beginning of the year	-	-
Cash and cash equivalents at the end of the year	-	-

Supplementary cash flow information

Interest received	6,776	15,284
Interest paid	(20,059)	(48,279)
Dividends received	273,139	623,099
Dividends paid	(72,786)	(248,568)

The accompanying notes form an integral part of these financial statements.

14

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014

NOTE 1 – GENERAL INFORMATION

S.W. Mitchell Small Cap European Fund L.P. (the "Partnership") is an open-ended investment partnership established as an exempted Limited Partnership in the Cayman Islands on October 9, 2007 and registered under the Cayman Islands Mutual Funds Law. The Partnership is regulated by the Cayman Islands Monetary Authority and commenced trading on October 31, 2007. The Partnership's investment objective is to generate absolute returns through active portfolio management in all markets by taking long and short positions in Small and Mid Cap European equities.

The Partnership is part of a “master-feeder” structure in which S.W. Mitchell Small Cap European Fund Limited invests substantially all of its assets into the Partnership. S.W. Mitchell Small Cap European Fund Limited (the "Company") owns 97.14% of non-controlling interests in the Partnership as at December 31, 2014 (2013: 98.47%).

S.W. Mitchell Capital LLP has been appointed as the investment manager to the Partnership (the “Investment Manager”). The Investment Manager is the Alternative Investment Fund Manager (“AIFM”) to the Partnership for the purposes of the Alternative Investment Fund Managers Directive Rules (“AIFMD Rules”) and is authorised by the FCA to perform the regulatory activity of managing an alternative investment fund (“AIF”). To comply with AIFMD Rules the Partnership has appointed State Street Custodial Services (Ireland) Limited as Depositary to the Partnership.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

(a)	Statement of compliance

The financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) adopted by the International Accounting Standard Board (“IASB”), and interpretations issued by the International Financial Reporting Interpretations Committee (“IFRIC”) of the IASB.

(b)	Basis of preparation

The financial statements have been prepared on a historical cost basis, except for financial instruments classified at fair value through profit or loss that have been measured at fair value. The preparation of financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilised in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

The accounting policies adopted are consistent with those of the previous financial period. At the date of authorisation of these financial statements, certain new standards, amendments and interpretations to existing standards have been published but are not yet effective, and have not been adopted early by the Partnership.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)	Basis of preparation (continued)

Changes in accounting policies and disclosures

Standards effective for accounting periods beginning on or after January 1, 2014 that have been adopted by the Partnership

Amendments to IAS 32, ‘Offsetting financial assets and financial liabilities’ is effective for annual periods beginning on or after January 1, 2014, and have been adopted by the Partnership. These amendments clarify the offsetting criteria in IAS 32 and address inconsistencies in their application. This includes clarifying the meaning of ‘currently has a legally enforceable right of set-off’ and that some gross settlement systems may be considered equivalent to net settlement. The amendments have had no significant impact on the Partnership.

Standards issued, but not yet effective, that have not been early adopted by the Partnership

IFRS 9, published in July 2014, will replace the existing guidance in IAS 39. It includes revised guidance on the classification and measurement of financial instruments, including a new expected credit loss model for calculating impairment on financial assets, and the new general hedge accounting requirements. It also carries forward the guidance on recognition and derecognition of financial instruments from IAS 39.

IFRS 9 is effective for annual reporting periods beginning on or after January 1, 2018, with early adoption permitted. Based on the initial assessment, this standard is not expected to have a material impact on the Partnership.

(c)	Financial Instruments

(i)	Classification

The Partnership designates its assets and liabilities as financial assets and liabilities at fair value through profit or loss. The category of financial assets and liabilities at fair value through profit or loss is sub-divided into two categories: financial assets and financial liabilities held for trading and those designated by management at fair value through profit or loss at inception. The Partnership has designated its financial assets and liabilities as held for trading.

Financial assets and liabilities held for trading (“trading securities”): These include equity securities, forward foreign exchange contracts and equity securities sold short. These instruments are acquired or incurred principally for the purpose of generating a profit from short-term fluctuation in price. Derivatives are categorised as held for trading as the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39. All derivatives are carried in assets when amounts are receivable by the Partnership and in liabilities when amounts are payable by the Partnership. Changes in fair value of derivatives and trading securities are included in the Statement of Comprehensive Income.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(c)	Financial Instruments (continued)

(ii)	Recognition

Purchases and sales of financial instruments are accounted for at trade date, which is the date that the Partnership commits to purchase or sell an asset. Realised gains and losses on disposals of financial instruments are calculated using the first-in-first-out (“FIFO”) method.

(iii)	Initial measurement

Financial instruments categorised at fair value through profit or loss are measured initially at fair value, with transaction costs for such instruments being recognised directly in the Statement of Comprehensive Income.

(iv)	Subsequent measurement

After initial measurement, the Partnership measures financial instruments which are classified as at fair value through profit or loss at their fair values. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal (or most advantageous) market at the measurement date under current market conditions (i.e. an exit price) regardless of whether that price is directly observable or estimated using another valuation technique.

The fair value of financial instruments is based on their quoted market prices on a recognised exchange or sourced from a reputable broker/counterparty, in the case of non-exchange traded instruments, at the Statement of Financial Position date without any deduction for estimated future selling costs. Investments in securities are valued at market value based on the last traded price on each valuation day.

If a quoted market price is not available on a recognised stock exchange or from a reputable broker/counterparty, the fair value of the financial instruments may be estimated by the General Partner using valuation techniques, including use of recent arm’s length market transactions, reference to the current fair value of another instrument that is substantially the same or any other valuation technique that provides a reliable estimate of prices obtained in actual market transactions. No such investments were held as at December 31, 2014 (2013: nil).

Subsequent changes in the fair value of financial instruments at fair value through profit or loss are recognised in the Statement of Comprehensive Income.

(iv)	Derecognition

The Partnership derecognises a financial asset when the contractual rights to the cash flows from the financial asset expire or it transfers the financial asset and the transfer qualifies for derecognition in accordance with IAS 39. The Partnership derecognises a financial liability when the obligation specified in the contract is discharged, cancelled or expires.

17

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(d)	Realised and unrealised gains and losses on financial assets and liabilities

Realised gains and losses on financial assets and liabilities represent the difference between disposal proceeds or valuation and historic cost and take into account all brokers’ charges and commissions. Realised and unrealised gains or losses on financial assets and liabilities are recorded in the Statement of Comprehensive Income. Commissions on contracts for difference are expensed separately. All gains and losses recorded on financial assets and liabilities held for trading are recognised within fair value through profit or loss.

(e)	Offsetting Financial Instruments

Financial assets and liabilities are offset and the net amount reported in the Statement of Financial Position where the Partnership has a legally enforceable right to set-off the recognised amounts (which is not contingent on a future event), and there is an intention to settle on a net basis, or realise the asset and settle the liability simultaneously.

(f)	Due from and due to brokers

Amounts due from and to brokers represent cash, receivables for securities sold and payables for securities purchased that have been contracted for but not yet settled or delivered on the Statement of Financial Position date. These amounts are recognised initially at fair value and subsequently measured at amortised cost, less provision for impairment for amounts due from brokers, if any. A provision for impairment of amounts due from brokers is established when there is objective evidence that the Partnership will not be able to collect all amounts due from the relevant broker. As at the year end, no such provision was made (2013: €nil).

(g)	Interest income and expense

Interest income and interest expense are recognised on an accruals basis in line with the contractual terms. Interest is accrued on a daily basis.

(h)	Dividend income and expense

Dividend income, gross of any non-recoverable withholding tax suffered, and dividend expense are recorded as income or expense on the date upon which the relevant securities are first listed as “ex-dividend”.

(i)	Expenses

All expenses are recognised in the Statement of Comprehensive Income on an accruals basis.

18

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j)	Foreign currency translation

(i)	Functional and presentation currency

Items included in the Partnership's financial statements are measured using the currency of the primary economic environment in which it operates (the “functional currency”). This is the Euro (or “EUR”), which reflects the Partnership’s primary activity of investing in Euro denominated securities and derivatives. The Partnership has adopted the Euro as its presentation currency.

(ii)	Foreign currency transactions

Monetary assets and liabilities denominated in currencies other than Euro are translated into Euro at the closing rates of exchange at each year end. Transactions during the year, including purchases and sales of securities and income and expenses, are translated at the rate of exchange prevailing on the date of the transaction. Foreign currency transaction gains and losses are included in realised and unrealised gain and loss on financial assets and liabilities at fair value through profit or loss and foreign exchange.

Income and expenses are translated at the monthly average exchange rates unless the average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rates prevailing on the dates of the transactions.

(k)	Income taxes

The Partnership is exempt from all forms of taxation in the Cayman Islands, including income, capital gains and withholding taxes. In jurisdictions other than the Cayman Islands, foreign taxes may be withheld at source on dividends and interest received by the Partnership. In certain other jurisdictions which do not withhold tax on such income, the Partnership may nevertheless have an exposure to taxes on dividend/interest income and have an exposure to capital gains tax on any capital gains made. In such circumstances the Partnership will provide for any such tax liability, if and when there is a requirement to do so.

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S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS

	Year ended December 31, 2014		Year ended December 31, 2013
	Fair value in EUR	% of Partners’ Capital	Fair value in EUR	% of Partners’ Capital
Financial assets at fair value through profit or loss
Held for trading
- listed equity securities	26,393,501	88.71	25,273,811	84.25
- derivatives	451,429	1.52	1,292	0.00
	26,844,930	90.23	25,275,103	84.25
Financial liabilities at fair value through profit or loss
Held for trading
- listed equity securities	(5,139,878)	(17.28)	(3,403,594)	(11.35)
- derivatives	(93,317)	(0.31)	(268,348)	(0.89)
	(5,233,195)	(17.59)	(3,671,942)	(12.24)

The carrying amounts of listed equity securities are determined directly by reference to published price quotations. The above derivatives include foreign currency contracts which are valued using observable market inputs. A summary of the schedule of investments is as follows:

	2014	2013
	EUR	EUR
Financial assets at fair value through profit or loss
Equity Securities – by Geography
- Denmark	-	129,665
- Finland	649,338	-
- France	2,644,197	1,857,366
- Georgia	-	510,219
- Germany	5,493,405	4,931,390
- Great Britain	6,443,851	6,422,028
- Guernsey	-	317,287
- Ireland	1,344,349	1,130,806
- Italy	2,742,750	3,770,625
- Jersey	562,882	170,868
- Netherlands	602,408	643,433
- Norway	715,222	1,011,213
- Spain	2,580,853	1,278,598
- Sweden	1,476,975	2,561,488
- Switzerland	1,137,271	538,825
	26,393,501	25,273,811
Derivatives
- Unrealised gain on forward exchange contracts	451,429	1,292
Total	26,844,930	25,275,103
20

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

	2014	2013
	EUR	EUR
Financial liabilities at fair value through profit or loss
Equity Securities – by Geography
- Belgium	(405,094)	(386,029)
- Denmark	(454,830)	-
- France	(459,463)	-
- Germany	(556,959)	(336,672)
- Great Britain	(1,756,798)	(1,521,028)
- Italy	-	(368,328)
- Netherlands	(531,205)	(331,146)
- Sweden	(482,596)	-
- Switzerland	(492,933)	(460,391)
	(5,139,878)	(3,403,594)
Derivatives
- Unrealised loss on forward exchange contracts	(93,317)	(268,348)
Total	(5,233,195)	(3,671,942)

The Partnership classifies fair value measurements using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. Categorisation within the hierarchy has been determined on the basis of the lowest level input that is significant to the fair value measurement of the relevant asset as follows:

Level 1 – valued using quoted prices in active markets for identical assets or liabilities;

Level 2 – valued by reference to valuation techniques using observable inputs other than quoted prices included within Level 1, either directly (that is, as prices) or indirectly (that is, derived from prices);

Level 3 – valued by reference to valuation techniques using inputs that are not based on observable market data.

The valuation techniques used by the Partnership are detailed in the accounting policies in Note 2.

21

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Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 3 – FINANCIAL INSTRUMENTS AT FAIR VALUE THROUGH PROFIT OR LOSS (CONTINUED)

The following tables analyse, within the fair value hierarchy, the Partnership’s financial assets and liabilities measured at fair value.

As at December 31, 2014

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Held for trading
- listed equity securities	26,393,501	-	-	26,393,501
- derivatives	-	451,429	-	451,429
Total Assets	26,393,501	451,429	-	26,844,930

Liabilities
Held for trading
- listed equity securities	(5,139,878)	-	-	(5,139,878)
- derivatives	-	(93,317)	-	(93,317)
Total Liabilities	(5,139,878)	(93,317)	-	(5,233,195)

As at December 31, 2013

	Level 1	Level 2	Level 3	Total
Assets	EUR	EUR	EUR	EUR
Held for trading
- listed equity securities	25,273,811	-	-	25,273,811
- derivatives	-	1,292	-	1,292
Total Assets	25,273,811	1,292	-	25,275,103

Liabilities
Held for trading
- listed equity securities	(3,403,594)	-	-	(3,403,594)
- derivatives	-	(268,348)	-	(268,348)
Total Liabilities	(3,403,594)	(268,348)	-	(3,671,942)

There have been no transfers/significant movements during the year between level 1 and level 2 (2013: none).

22

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 4 – DERIVATIVE CONTRACTS

Typically, derivative contracts serve as components of the Partnership’s investment strategy and are utilised primarily to structure and hedge investments to enhance performance and reduce risk to the Partnership (the Partnership does not designate any derivatives as hedges for hedge accounting purposes as described under IAS 39). The derivative contracts that the Partnership may hold are futures and forward foreign exchange contracts. The Partnership has held only forward foreign exchange contracts during the year.

The Partnership records its derivative activities on a fair value basis. Fair values are determined by using quoted market prices as described in Note 2. For over-the-counter (“OTC”) contracts, the Partnership enters into master netting agreements with its counterparties, therefore, assets represent the Partnership’s unrealised gains less unrealised losses for OTC contracts in which the Partnership has a master netting agreement. Similarly, liabilities represent net amounts owed to counterparties on OTC contracts.

The derivative contracts included in the Partnership’s Statement of Financial Position at fair value through profit or loss are disclosed in the Condensed Schedule of Investments along with their notional amounts.

Forward foreign exchange contracts entered into by the Partnership represent a firm commitment to buy or sell an underlying asset, or currency at a specified value and point in time based upon an agreed or contracted quantity. The realised / change in unrealised gain or loss is equal to the difference between the value of the contract at the onset date and the value of the contract at settlement date / year end date and is included in the Statement of Comprehensive Income.

NOTE 5 – OFF-BALANCE-SHEET RISK

Securities sold short represent obligations of the Partnership to deliver the specified security, and thereby create a liability to repurchase the security in the market at prevailing prices. Accordingly, these securities may result in off-balance-sheet risk as the Partnership’s satisfaction of the obligations may exceed the amount recognised in the Statement of Financial Position.

23

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS

Introduction

Risk is inherent to the Partnership’s activities but it is managed through a process of on-going identification, measurement and monitoring, subject to risk limits and other controls. The process of risk management is critical to the Partnership’s continuing profitability. The Partnership is exposed to market risk (which includes currency risk, interest rate risk and other price risk), credit risk and liquidity risk arising from the financial instruments it holds.

Risk Management Structure

The General Partner is ultimately responsible for identifying and controlling risks. However there are separate independent bodies for managing and monitoring risks. Risk is managed on a daily basis by the Compliance, Operations and Performance and Risk Departments of these independent bodies which report to the General Partner on a regular basis.

Risk Mitigation

The Partnership has investment guidelines that set out its overall business strategies, its tolerance for risk and its general risk management philosophy and have established processes to monitor and control economic hedging transactions in a timely and accurate manner. The Partnership uses derivatives and other instruments for trading purposes and in connection with its risk management activities.

Excessive Risk Concentration

Concentration risk arises when a number of counterparties are engaged in similar business activities, or activities in the same geographic region, or have similar economic features that would cause their ability to meet contractual obligations to be similarly affected by changes in economic, political or other conditions. Concentration indicates the relative sensitivity of the Partnership’s performance to developments affecting a particular industry or geographical location.

In order to avoid excessive concentration of risk, the Partnership’s policies and procedures include specific guidelines to focus on maintaining a diversified portfolio. Identified concentration of credit risks are controlled and managed accordingly.

The geographical and industrial distribution of financial assets and liabilities is disclosed in the Condensed Schedule of Investments.

Market Risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices and includes interest rate risk, foreign currency risk and “other price risks”, such as equity and commodity risk. The General Partner uses diversification of portfolio and derivative instruments to manage the market risk.

Interest Rate Risk

The majority of the Partnership’s financial assets are equity shares and other instruments which neither pay interest nor have a maturity date. Cash balances due to/from the broker as detailed in note 7 are invested at short-term market interest rates. As a result, the Partnership is not subject to significant amounts of risk due to fluctuations in the prevailing levels of market interest rates. Due to this no sensitivity analysis has been provided.

24

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk

Currency risk is the risk that the value of a financial instrument will fluctuate due to changes in foreign exchange rates. The Partnership invests in securities and other investments that are denominated in currencies other than the functional currency of the Partnership. Accordingly, the value of the Partnership’s assets may be affected favourably or unfavourably by fluctuations in currency rates and therefore the Partnership will necessarily be subject to foreign exchange risks.

The primary purpose of the Partnership’s foreign currency hedging activities is to protect against the volatility associated with investments denominated in foreign currencies and are not designated hedges. The Partnership utilises forward foreign exchange contracts to hedge foreign currency denominated financial assets and liabilities. Increases or decreases in the Partnership’s foreign currency denominated financial assets and liabilities are partially offset by gains and losses on the hedging instruments. There are two processes utilised by the Partnership to minimise the impact of fluctuations in foreign currency exchange rates.

As the underlying investors may invest in either EUR or USD share classes in the Company, a foreign exchange hedge is performed once a month matching the value of the entire USD share class against it’s EUR equivalent, taking into account all subscriptions and redemptions. This has the effect of neutralising any foreign exchange impact between the two share classes. This is monitored daily to account for any performance. If the differential between the required hedge and the current hedge is in excess of 2% an adjustment is traded.

The second process is the hedging of foreign currency balances against equity balances denominated in the same currency. Cash is held in the base denomination of the Partnership (EUR) and equities may be purchased or sold in a variety of currencies as per the prospectus. In order to minimise the risk of fluctuations in the foreign currency’s exchange rate against EUR, each month the cash balance of each currency is traded against EUR to ensure that the currency balance is equal and opposite the value of assets denominated in that currency. This is monitored weekly and if a variance of 2% or more exists between the value of the assets and the opposite currency balance an adjustment is traded.

These two processes effectively manage currency risk by ensuring that any gains/losses in foreign exchange relating to cash balances has an opposite neutralising effect on the asset denominated in the same currency, leaving a minimal impact in investor terms of the movement in foreign exchange rates.

The table overleaf indicates the currencies to which the Partnership had significant exposure at December 31, 2014 and 2013 on its trading monetary assets and liabilities, excluding the effects of share class specific forward foreign exchange contracts. The currency sensitivity table analysis discloses management’s best estimates of the effect of a reasonably possible movement of the currency rate against the Euro, with all other variables held constant on the Statement of Comprehensive Income (due to the fair value of currency sensitive trading monetary assets and liabilities) and net assets (due to the change in fair value of currency swaps and forward foreign exchange contracts). A negative amount in the table reflects a potential net reduction in the Statement of Comprehensive Income or Partners’ Capital, while a positive amount reflects a net potential increase. An equal change in the opposite direction of the currency rate would have an equal but opposite effect in the Statement of Comprehensive Income or Partners’ Capital. In

25

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

practice the actual trading results may differ from the sensitivity analysis overleaf and the difference could be material.

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Currency Risk (continued)

	Assets	Liabilities	Assets	Liabilities
Currency exposure	2014	2014	2013	2013
	EUR’000	EUR’000	EUR’000	EUR’000
British Pound	7,007	(6,552)	7,103	(6,876)
Danish Krone	432	(455)	-	-
Norwegian Krone	917	(811)	1,141	(1,102)
Swedish Krona	1,983	(2,076)	2,561	(2,473)
Swiss Franc	1,137	(1,117)	811	(793)
United States Dollar	-	-	-	-

	Change in	Effect on	Effect on	Change in	Effect on	Effect on
	Currency	Profit	Partners’	Currency	Profit	Partners’
			Capital			Capital
Sensitivity analysis	rate	2014	2014	rate	2013	2013
	%	EUR’000	EUR’000%		EUR’000	EUR’000
British Pound	+5	23	23	+5	11	11
Danish Krone	+5	(1)	(1)	+5	-	-
Norwegian Krone	+5	5	5	+5	2	2
Swedish Krona	+5	(5)	(5)	+5	4	4
Swiss Franc	+5	1	1	+5	1	1
United States Dollar	+5	-	-	+5	-	-

Equity Price Risk

Equity price risk is the risk that the fair values of equities decrease as the result of changes in the levels of equity indices and the value of individual stocks. The trading equity price risk exposure arises from the Partnership's investment portfolio. The Partnership manages this risk by investing in different equities.

The Partnership reviews the impact of movement of indices on its performance by utilising the beta of the securities in which it trades. The Partnership utilises the beta of each security in a particular geographical area and computes its exposure in that particular geographical area.

The Partnership’s best estimate of the effect on net profit due to a reasonably possible change in beta, with all other variables held constant is as follows. An equal change in the opposite direction of beta would have an equal but opposite effect in the Statement of Comprehensive Income or Partners’ Capital. In practice, actual trading results may differ from the sensitivity analysis overleaf and the differences could be material.

26

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Equity Price Risk (continued)

Fair Value 2014		Change	Beta	Effect on Partners’ Capital/ profit 2014
Country of Long Security	EUR	%		EUR
Finland	649,338	+5	0.7730	25,097
France	2,644,197	+5	1.0991	145,310
Germany	5,493,405	+5	0.7645	209,980
Great Britain	6,443,851	+5	0.8144	262,391
Ireland	1,344,349	+5	0.9733	65,426
Italy	2,742,750	+5	0.7551	103,554
Jersey	562,882	+5	0.8144	22,920
Netherlands	602,408	+5	1.1960	36,024
Norway	715,222	+5	1.0480	37,478
Spain	2,580,853	+5	0.7772	100,296
Sweden	1,476,975	+5	0.9382	69,283
Switzerland	1,137,271	+5	0.6865	39,039

Country of Short Security
Belgium	(405,094)	+5	0.5480	(11,100)
Denmark	(454,830)	+5	0.9770	(22,218)
France	(459,463)	+5	1.2020	(27,614)
Germany	(556,959)	+5	0.5520	(15,372)
Great Britain	(1,756,799)	+5	0.7815	(68,651)
Netherlands	(531,205)	+5	1.2980	(34,475)
Sweden	(482,596)	+5	1.5070	(36,364)
Switzerland	(492,933)	+5	1.1940	(29,428)

27

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Equity Price Risk (continued)

Fair Value 2013		Change	Beta	Effect on Partners’ Capital/ profit 2013
Country of Long Security	EUR	%		EUR
Denmark	129,665	+5	0.8669	5,621
France	1,857,366	+5	1.1336	105,272
Georgia	510,219	+5	1.2100	30,868
Germany	4,931,390	+5	0.9185	226,467
Great Britain	6,422,028	+5	0.8217	263,854
Guernsey	317,287	+5	0.8217	13,036
Ireland	1,130,806	+5	0.9073	51,298
Italy	3,770,625	+5	0.7070	133,293
Jersey	170,868	+5	0.8217	7,020
Netherlands	643,433	+5	1.1840	38,091
Norway	1,011,213	+5	0.8829	44,640
Spain	1,278,598	+5	1.0299	65,843
Sweden	2,561,488	+5	1.2459	159,569
Switzerland	538,825	+5	0.2110	5,685

Country of Short Security
Belgium	(386,029)	+5	0.8749	(16,887)
Germany	(336,672)	+5	0.6390	(10,757)
Great Britain	(1,521,028)	+5	0.7287	(55,420)
Italy	(368,328)	+5	0.7140	(13,149)
Netherlands	(331,146)	+5	0.5580	(9,239)
Switzerland	(460,391)	+5	0.9510	(21,892)

Liquidity Risk

Liquidity risk is defined as the risk that the Partnership may not be able to settle or meet its obligations on time or at a reasonable price. The Partnership is exposed to capital withdrawals on any dealing day, being the first business day of each month. Limited Partnership interests are redeemable on demand at the Limited Partner’s option based on the Limited Partner’s capital account outstanding.

The Investment Manager monitors carefully the liquidity of the underlying invested positions as well as the overall gross invested position of the Partnership. The Partnership’s offering document provides for monthly contributions and withdrawals, subject to one calendar month’s prior written notice, and is therefore exposed to the liquidity risk of meeting Limited Partners’ withdrawals at any time.

The Partnership’s listed securities are considered to be readily realisable as they are predominately listed on recognised stock exchanges. The Partnership has the ability to borrow in the short term to ensure settlement, although no such borrowings have arisen during the period. The table overleaf analyses the Partnership’s financial liabilities into relevant maturity grouping based on remaining period at the Statement of Financial Position date to the contractual maturity date. The amounts in

28

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

the table are the contractual undiscounted cash flows. Balance due within 12 months equal their carrying balance, as the impact of discounting is not significant.

29

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Liquidity Risk (continued)

	Less than 1 month	1-3 months	4-12 months	No stated maturity
December 31, 2014	EUR	EUR	EUR	EUR
Financial liabilities at fair value through profit or loss
- Equity securities	(5,139,878)	-	-	-
- Forward foreign exchange contracts	(93,317)	-	-	-
Amounts due to brokers	(319,405)	-	-	-
Investment management fees payable	-	(49,682)	-	-
Administration fees payable	-	(14,949)	-	-
Audit fees payable	-	(15,904)	-	-
Professional fees payable	-	(14,660)	-	-
Other payables	-	(25,192)	-	-
Partners’ Capital	(29,753,216)	-	-	-
	(35,305,816)	(120,387)	-	-

	Less than 1 month	1-3 months	4-12 months	No stated maturity
December 31, 2013	EUR	EUR	EUR	EUR
Financial liabilities at fair value through profit or loss
- Equity securities	(3,403,594)	-	-	-
- Forward foreign exchange contracts	(268,348)	-	-	-
Amounts due to brokers	(195,773)	-	-	-
Investment management fees payable	-	(95,336)	-	-
Administration fees payable	-	(35,544)	-	-
Directors' fees payable	-	(50,000)	-	-
Audit fees payable	-	(19,121)	-	-
Professional fees payable	-	(11,067)	-	-
Other payables	-	(5,020)	-	-
Partners’ Capital	(30,000,411)	-	-	-
	(33,868,126)	(216,088)	-	-

Partners’ Capital can be withdrawn on demand at the Limited Partner’s option on a monthly or yearly basis provided that sufficient notice is given. However, the General Partner does not envisage that the contractual maturity disclosed in the table above will be representative of the actual cash outflows as Limited Partners typically retain their interests for the medium to long term.

As described at the start of this Note the Partnership has investment and risk guidelines that set out its tolerance for risk and uses various risk methods to assess risk. In accordance with the Partnership’s policy, the Investment Manager monitors the Partnership’s liquidity position on a monthly basis and the General Partner reviews it on a regular basis. There have been no material changes made to these liquidity management systems and procedures described above during the year.

30

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk

Credit risk is the risk that an issuer or counterparty will be unable or unwilling to meet a commitment that it has entered into with the Partnership.

At December 31, 2014 and 2013, the Partnership had all of its individual counterparty credit risk with its prime broker in the United Kingdom. The Partnership continuously monitors the credit standing of its broker and does not expect any material losses as a result of this concentration. At December 31, 2014, Goldman Sachs International had a credit rating from Standard and Poors of A- (2013: A).

All securities transactions of the Partnership are cleared by registered brokers pursuant to customer agreements. The Partnership is subject to credit risk in the event that the brokers are unable to fulfil their obligations.

State Street Custodial Services (Ireland) Limited has been appointed as Depositary to the Partnership to perform certain cash monitoring and to verify the ownership of the Partnership’s assets that are not ‘financial instruments’ held in custody. The Depositary does not delegate any of its depositary functions. The Depositary is ultimately owned by State Street Bank and Trust Company. The Standard and Poor’s (S&P) credit rating from State Street Bank and Trust Company as at December 31, 2014 was A+.

The Partnership’s maximum exposure to credit risk (not taking into account the value of any collateral or other security held) in the event that counterparties fail to perform their obligations as of December 31, 2014 and 2013 in relation to each class of recognised financial assets, other than derivatives, is the carrying amount of those assets as indicated in the Statement of Financial Position.

The industrial concentration of financial assets and liabilities is disclosed in the Condensed Schedule of Investments.

The Partnership may be adversely impacted by an increase in its credit exposure related to investing, financing, and other activities. The Partnership is exposed to the potential for credit-related losses that can occur as a result of an individual, counterparty or issuer being unable or unwilling to honour its contractual obligations. These credit exposures exist within financing relationships, commitments, derivatives and other transactions. These exposures may arise, for example, from a decline in the financial condition of a counterparty, from entering into swap or other derivative contracts under which counterparties have obligations to make payments to the Partnership, from a decrease in the value of securities of third parties that the Partnership holds as collateral, or from extending credit through guarantees or other arrangements. As the Partnership’s credit exposure increases, it could have an adverse effect on the Partnership’s business and profitability if material unexpected credit losses occur.

The Partnership restricts its exposure to credit losses on derivative instruments it holds by entering into master netting arrangements with major counterparties with whom a significant volume of transactions are undertaken. Master netting arrangements do not result in an offset of Statement of Financial Position assets and liabilities unless certain conditions for offsetting under IAS 32 apply. The credit risk associated with favourable contracts is reduced by a master netting arrangement if

31

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.

NOTE 6 – RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS (CONTINUED)

Credit Risk (continued)

The following tables below present the Partnership’s derivative financial assets and liabilities subject to offsetting, enforceable master netting arrangements and similar agreements. The tables are presented by counterparty.

Financial assets subject to offsetting, enforceable master netting arrangements and similar agreements:

		Gross Amounts Offset in the Statement of Financial Position
	Gross amount of assets presented in the financial statements	Financial Instrument	Cash Collateral received	Net Amount
	EUR	EUR	EUR	EUR
2014 counterparty:
Goldman Sachs International	451,429	-	-	451,429

2013 counterparty:
Goldman Sachs International	1,565	(273)	-	1,292

Financial liabilities subject to offsetting, enforceable master netting arrangements and similar agreements:

		Gross Amounts Offset in the Statement of Financial Position
	Gross amount of liabilities presented in the financial statements	Financial Instrument	Cash Collateral pledged	Net Amount
	EUR	EUR	EUR	EUR
2014 counterparty:
Goldman Sachs International	(93,317)	-	-	(93,317)

2013 counterparty:
Goldman Sachs International	(268,621)	273	-	(268,348)

There is no cash collateral held at Goldman Sachs International which has not been offset on the Statement of Financial Position (2013: none).

32

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

In accordance with the Partnership’s policy, the Investment Manager monitors the Partnership’s credit position on a daily basis, and the Board of Directors of the General Partner reviews it on a quarterly basis.

33

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

NOTE 7 – AMOUNTS DUE FROM/TO BROKERS

Due from/to broker balances comprise cash balances with the Partnership’s clearing brokers and amounts receivable or payable for securities transactions that have not settled at the year end. Cash held with the Partnership’s clearing brokers represents proceeds relating to securities sold short (if any) and cash held as collateral against open forward foreign exchange contracts. This cash may be restricted by the broker until the related securities are purchased or open contracts are closed.

	December 31, 2014	December 31, 2013
	EUR	EUR
Cash on hand	8,572,961	8,803,527
Cash overdraft	(244,504)	(195,773)
Amounts payable on securities purchased	(74,901)	-
Net amounts due from brokers	8,253,556	8,607,754

NOTE 8 – allocation of NET INCOME

Net income of the Partnership is allocated to the partners on a pro-rata basis as defined by the Partnership Agreement (the “Agreement”) dated October 5, 2007. For the year ended December 31, 2014 the General Partner also received an incentive allocation of €2,968 (2013: €17,137) pursuant to the Agreement.

NOTE 9 – GAINS AND LOSSES FROM FINANCIAL ASSETS AND LIABILITIES

The following table details the gains and losses from financial assets and liabilities at fair value through profit or loss for year:

	2014	2013
	EUR	EUR
Net realised gain/(loss) on financial assets and liabilities at fair value through profit or loss
- Equity securities	4,379,806	5,321,987
- Derivatives	803,257	1,084,093
Net realised gain on financial assets and liabilities at fair value through profit or loss	5,183,063	6,406,080

Net change in unrealised appreciation/(depreciation) on financial assets and liabilities at fair value through profit or loss
- Equity securities	(3,067,016)	1,785,723
- Derivatives	625,167	65,563
Net change in unrealised (depreciation)/appreciation on financial assets and liabilities at fair value through profit or loss	(2,441,849)	1,851,286

Net foreign currency gains/(losses)
- unrealised	1,153,309	(656,214)
- realised	(1,209,358)	107,126
34

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

Total net foreign currency losses	(56,049)	(549,088)

NOTE 9 – GAINS AND LOSSES FROM FINANCIAL ASSETS AND LIABILITIES (CONTINUED)

As at December 31, 2014, financial instrument unrealised gains and losses amounted to €3,968,510 and (€2,328,118) respectively. As at December 31, 2014, the gross realised gains and gross realised losses arising from the sale of financial instruments during the year amounted to €8,101,593 and (€2,918,530), respectively.

NOTE 10 – MANAGEMENT AND PERFORMANCE FEE

The General Partner is entitled to a monthly investment management fee payable in arrears at an annual rate of 1% of the Net Asset Value attributable to each Limited Partner and also a performance related allocation (the “Performance Allocation”). The Performance Allocation is made in arrears in respect of each performance period and accrued monthly. A performance period comprises each successive twelve month period and ends on December 31, of each year (the “performance period”). The Performance Allocation is equivalent to 20% of a Limited Partner’s net profits applicable to such Limited Partner’s capital account for a Class once such Limited Partner’s pro-rata share of net profits for the Performance Period exceeds any cumulative net losses that have been carried forward from prior Performance Periods for each such Limited Partner of such Class.

In the case of the investment by the Company in the Partnership, the Performance Allocation to be made in respect of the Company’s capital account of the relevant class is an amount equal to 20% of the increase in the Net Asset Value per share of the applicable class outstanding in respect of each performance period. The Company’s Performance Allocation is charged at the Company level.

The Partnership incurred an investment management fee of €299,694 during the year (2013: €384,524) and as at December 31, 2014 the investment management fee payable was €49,682 (2013: €95,336). For the year ended December 31, 2014 the General Partner received a performance allocation of € 2,968 (2013: €17,137) from the Limited Partners other than the Company of which €2,968 (2013: €17,137) was payable at the year end.

NOTE 11 – ADMINISTRATION FEE

The Administrator is entitled to receive an ad valorem fee accrued monthly and payable monthly in arrears at the level of the Partnership not to exceed 12 basis points per annum of the Partnership’s Net Asset Value. The fee is subject to a minimum of US$75,000 per annum. The Partnership incurred administration fees of €73,247 during the year (2013: €69,431) and as at December 31, 2014 the administration fee payable was €14,949 (2013: €35,544).

NOTE 12 – NEW ISSUE SECURITIES

The Partnership may purchase securities that are part of a public distribution. If such securities trade at a premium in the secondary market immediately after the distribution process has commenced, the Financial Industry Regulatory Authority (FINRA) has taken the position in its Rules of Fair Practice that such securities are part of a “new issue” and, accordingly, members of the FINRA may not sell such securities to an account in which a member or person affiliated with or related to a member of the FINRA has an interest. These persons are referred to as “restricted”.

35

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

The Partnership has adopted the policy not to allocate gains or losses on “new issues” to restricted persons.

NOTE 12 – NEW ISSUE SECURITIES (CONTINUED)

In the event that any Limited Partner is a “restricted person” (including certain persons engaged in the securities, financial services or banking industries) under the applicable FINRA rules, then the Partnership will allocate any profits arising from “new issues” trades transacted, away from the restricted partner. There were no investments in new issues as at December 31, 2014 and 2013.

NOTE 13 – LIMITED PARTNERSHIP INTERESTS

Each Limited Partner’s capital account is adjusted on the last day of the relevant fiscal period to reflect credits or debits made to such Limited Partner’s capital account during the fiscal period. Net change in Partners’ Capital resulting from operations of the Partnership during the relevant accounting period, is apportioned to the capital account of each Limited Partner in portion to their respective opening capital account balances. In accordance with rules of the FINRA, the Partnership may establish a separate brokerage account in which all new issues of securities distributed in the United States (“new issues”) will be held (see Note 12). The Partnership has elected to only allocate gains/(losses) earned on investments in the account solely to Limited Partners who are not affiliated with any registered broker-dealer or involved in the buying or selling of securities for any institutional type account.

The Partnership may use forward foreign exchange contracts or other such methods to hedge the base currency, reducing exposure to such currency fluctuations. Since Class A Limited Partners' interests and Class B Limited Partners' interests are denominated in different currencies, foreign exchange transactions with respect to the Euro denominated Class A Limited Partners’ interests may be undertaken with a view to enhancing or protecting its US Dollar value.

Foreign exchange transactions with respect to the USD denominated Class B Limited Partners' interests are undertaken with a view to enhancing or protecting its Euro value. The performance for this class will vary from Class A Limited Partners' interests due to its different currency exposure.

The Depositary is responsible for ensuring that the sale, issue, repurchase, withdrawal and cancellation of limited partnership interests are carried out in accordance with the AIFMD Rules and the offering documents.

The General Partner carries the right to declare a suspension in the calculation of the Net Asset Value of the Partnership, the creation of limited partnership interests or withdrawal of limited partnership interests in exceptional circumstances, as defined in the offering documents.

NOTE 14 – RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. The General Partner and Investment Manager are deemed to be related parties. Amounts incurred by the Partnership to related parties and amounts owing at the period end are disclosed in Notes 8 and 10.

Directors’ fees

36

S.W. MITCHELL SMALL CAP EUROPEAN FUND L.P.

Notes to the financial statements for the year ended December 31, 2014 (continued)

Each Director of the Company, other than Claus Gregersen, is entitled to receive a fee of €10,000 per annum from the Partnership. Claus Gregersen receives a fee of €20,000 per annum from the Partnership. Directors fees incurred during the year were €50,000 (2013: €50,000) and amounts owing at the year-end were €nil (2013: €50,000).

NOTE 15 – FOREIGN CURRENCY TRANSLATION

The financial statements are prepared in Euro. The following exchange rates at the year end date have been used to translate assets and liabilities in other currencies to Euro.

	2014	2013
British Pound	0.7762	0.8319
Danish Krone	7.4467	-
Norwegian Krone	9.0728	8.3602
Swedish Krona	9.4738	8.8503
Swiss Franc	1.2025	1.2256
United States Dollar	1.2101	1.3780

NOTE 16 – REDEMPTION FEE INCOME

The redemption fee is charged as follows:

2% Redemption fee applies when the investors redeem their holdings within 6 months.

1% Redemption fee applies when the investors redeem their holdings between 7 to 12 months.

There is no redemption fee for holdings over 12 months.

The Partnership charged redemption fees of €nil (2013: €nil) during the year.

NOTE 17 – POST BALANCE SHEET EVENTS

There were no events subsequent to the year end, except as disclosed below, which require disclosure in the financial statements. The following dealings took place up to May 31, 2015:

EUR
Total contributions	91,745
Total withdrawals	(5,395,746)

NOTE 18 – APPROVAL OF FINANCIAL STATEMENTS

The financial statements were approved by the Board of Directors of the General Partner and authorised for issue on June 4, 2015.

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The Partnership makes the following AIFMD disclosures.

Current risk profile of the Partnership

Each of the General Partner and the Partnership acknowledges and agrees that in its capacity as AIFM of each Fund the Manager is required, subject to and in accordance with the AIFMD Rules, to implement risk management systems and policies to identify, measure, manage and monitor risks relevant to the investment strategies employed by the Manager in the management of each Portfolio.  Each of the General Partner and the Partnership further agrees to assist and cooperate with the Manager in connection with the establishment and operation of such systems and policies.

Breaches of risk limits

There were no breaches of risk limits during the year.

Leverage

Under the AIFMD Rules, the Investment Manager is required to calculate leverage in accordance with the “gross” and “commitment” methods (in each case, as set out in the AIFMD Rules). The maximum level of leverage which the Investment Manager may employ when calculated in accordance with these methods is equal to four and two times the Net Asset Value of the Company when respectively calculated in accordance with the “gross” and “commitment” methods set out in the AIFMD Rules.

The Investment Manager may change the maximum levels of leverage from time to time. The leverage calculation methodology has not changed during the year. Any changes will be disclosed to investors in accordance with the AIFMD Rules.

As at December 31, 2014, the total amount of leverage calculated in accordance with the gross and commitment methods was 182.71% and 182.33%, respectively.

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APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

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Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
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t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

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As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

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C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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APPENDIX “B”

Proxy Voting Policy

The following information is a summary of the proxy voting guidelines for BALTER LIQUID ALTERNATIVES, LLC (the “Adviser”). Throughout this policy, S.W. Mitchell Capital, LLP is known the “Subadviser”.

I.	BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II.	PROXY VOTING POLICY AND PROCEDURES Adopted November 17, 2015

A.	STATEMENT OF POLICY

The Adviser shall retain full discretionary authority to exercise voting rights with respect to the securities and other investments of the Subadviser Assets. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Subadviser or take any action with respect thereto. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline. The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser or its designee will provide a copy of such procedure to the Subadviser and establish a process for the timely distribution of the voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

B.	PROXY VOTING PROCEDURES

The Advisor will retain a third party proxy advisory firm to provide proxy voting recommendations and to assist it in coordinating and voting proxies with respect to client securities. On an annual basis, the Chief Compliance Officer will review the services of the proxy advisory firm to assure that:

◻	proxies are being properly voted;
◻	appropriate records are being retained;

◻	the proxy advisory firm’s conflict policies and procedures are robust; and
◻	there have been no business changes at the proxy advisory firm that would endanger the capacity or competency of the proxy advisory firm to provider the advisor with recommendations.

If there are any client securities for which the Advisor is unable to provide a voting recommendation or assist in voting proxies, the Chief Investment Officer with the assistance of the Chief Compliance Officer, will:

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◻	keep a record of each proxy received and how voted;
◻	determine which accounts managed by the Advisor hold the security to which the proxy relates; and

◻	absent conflicts of interest (see Section D below), determine how the Advisor should vote the proxy and in a timely manner vote the proxy by mail or electronic means.

Within 10 days of the proxy vote deadline, the Advisor will notify the Subadviser of any upcoming proposals. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline by email to the Chief Compliance Officer, or his designee.

The Chief Compliance Officer will have the responsibility of ensuring that the Advisor complies with the Proxy Voting Policies and Procedures.

C. VOTING GUIDELINES

The Advisor believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. After consideration of input from any Subadviser and review of the proxy advisory firm’s vote recommendation, the Advisor will:

◻	generally vote in accordance with the recommendation of the third party proxy advisory firm;
◻	generally, in the absence of a recommendation from the third party proxy service, vote in favor of routine corporate housekeeping proposals, including election of directors, selection of auditors, and increases in or reclassification of common stock. The Advisor will generally vote for stock option plans or plan amendments for corporate directors, executive and employees; and

◻	generally, in the absence of a recommendation from the third party proxy service, vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Advisor shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

◻	whether the proposal was recommended by management, the Subadviser’s opinion of management, and the Advisor’s opinion of management;
◻	whether the proposal acts to entrench existing management; and
◻	whether the proposal fairly compensates management for past and future performance.

D.	CONFLICTS OF INTEREST

The Advisor may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Advisor, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. If at any time, the Chief Compliance Officer becomes aware of potential or actual conflict of interest relating to a particular proxy proposal, the Chief Compliance Officer will cause the Advisor to handle the proposal as follows:

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◻	If the proposal is covered by the proxy advisory firm, the Chief Compliance Officer will cause the proxy to be voted in accordance with the proxy advisory firm’s recommendation; or
◻	If the proposal is not covered by the proxy advisory firm, the Chief Compliance Officer will notify the Northern Lights Fund Trust II Chief Compliance Officer who shall determine the manner in which to vote and may notify the Fund’s Board of Trustees or its designated committee.

In the case of conflicts involving any advisory client of Balter Client Management, LLC (“BCM”), an entity that controls the Advisor, the proposal will be thoroughly reviewed by BCM on behalf of these clients and voted in the best interests of these clients or, in the discretion of BCM, will not be voted by BCM.

E.	DISCLOSURE

Information regarding how the fund, a series of Northern Lights Fund Trust II, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-844-322-8112 or by accessing the SEC’s website at http://www.sec.gov.

F. RECORDKEEPING

The Chief Compliance Officer will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

◻	Copies of this proxy voting policy and procedures, and any amendments thereto.
◻	A copy of each proxy statement that Advisor receives that are not available on the SEC’s EDGAR system.

◻	A record of each vote that Advisor casts.
◻	A copy of any document Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

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Balter L/S Small Cap Equity Fund

Institutional Class (Symbol: BEQIX)

Investor Class (Symbol: BEQRX)

Prospectus

March 1, 2017

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Balter L/S Small Cap Equity Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

Summary Section	1
Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	8
Investment Objective	8
Principal Investment Strategies	8
Principal Risks of Investing in the Fund	11
Portfolio Holdings Information	15
Management of the Fund	15
The Adviser	15
The Sub-Advisers	15
Related Performance of the Sub-Advisers	16
Portfolio Managers	22
Shareholder Information	23
Choosing a Share Class	23
More About Institutional Class Shares	23
More About Investor Class Shares	23
Share Price	23
How to Purchase Shares	24
How to Redeem Shares	26
Redemption Fee	27
Tools to Combat Frequent Transactions	28
Distribution of Fund Shares	29
Distributions and Taxes	30
Tax Status, Dividends and Distributions	30
Financial Highlights	31
PRIVACY NOTICE	32

Summary Section

Investment Objective. The Balter L/S Small Cap Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation plus income.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.95%	1.95%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Other Expenses	0.81%	0.91%
Shareholder Servicing Expenses	None	0.10%
Interest and Dividends on Securities Sold Short	0.48%	0.48%
Remaining Other Expenses	0.33%	0.33%
Acquired Fund Fees and Expenses(1)	0.06%	0.06%
Total Annual Fund Operating Expenses	2.82%	3.17%
Fee Waiver/Expense Reimbursement	(0.57%)	(0.57%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	2.25%	2.60%
(1)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
(2)	Pursuant to an operating expense limitation agreement between Balter Liquid Alternatives, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding interest and tax expenses, dividends on short positions and Acquired Fund Fees and Expenses) for the Fund do not exceed 2.19% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2018. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the lower of the current expense cap or the expense cap in place at the time of the waiver or reimbursement. Other expenses include 0.01% in recouped management fees in accordance with the operating expense limitation agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through February 28, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	5 Years	Ten Years
Institutional Class	$228	$820	$1,439	$3,106
Investor Class	$263	$924	$1,610	$3,437

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 228% of the average value of its portfolio.

Principal Investment Strategies. The Fund employs a “long/short” investment strategy to attempt to achieve capital appreciation and manage risk by purchasing stocks believed to be undervalued and selling short stocks believed to be overvalued. The Fund attempts to generate enhanced risk-adjusted returns by allocating its assets among a carefully chosen

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group of experienced hedged equity managers who will serve as sub-advisers (“Sub-Advisers”) to the Fund and who will employ various complementary equity investment strategies. The Fund generally maintains a net long bias; however, it is anticipated that the Fund will have at least some short exposure at all times with a maximum of 60% of the Fund’s assets being shorted under normal market conditions. The net long exposure of the Fund (gross long exposures minus gross short exposures) is usually expected to be between 30% and 80%.

The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in small cap equity securities. The Fund currently considers small-sized capitalization companies to be those companies that have market capitalizations below $5 billion at the time of purchase. The types of equity securities in which the Fund generally invests include common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies, including exchange-traded funds (“ETFs”), equity Real Estate Investment Trusts (“REITs”), and may include securities of companies that are offered pursuant to an initial public offering (“IPO”). The Fund may invest up to 30% of its net assets in securities purchased on foreign exchanges; however, there is no limitation on the Fund’s ability to invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and therefore, the Fund’s exposure to foreign securities may be greater than 50% of the Fund’s net assets. The Fund may invest up to 25% of its net assets in foreign securities of issuers located in emerging markets.

With respect to the remaining 20% of the Fund’s net assets not invested in small cap equity securities, the Fund may invest in cash and cash equivalents, other equity securities, fixed income securities, including sovereign debt, corporate bonds, exchange-traded notes (“ETNs”) and debt issued by the U.S. Government and its agencies. The Fund’s fixed income investments generally range in maturity from 2 to 10 years and may include up to 20% of the Fund’s net assets in high yield or “junk” bonds. High yield bonds are securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by a Sub-Adviser to be of equivalent quality.” With respect to the Fund’s investments in other equity securities, the Fund may invest up to 20% of its net assets in the securities of medium sized companies. The Fund currently considers medium-sized capitalization companies to be those companies that have market capitalizations between $5 billion and $10 billion at the time of purchase.

The Fund may utilize leverage of no more than 33 1/3% of the Fund’s total assets as part of the portfolio management process. From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market. The Fund may also invest up to 10% of its net assets in derivatives including futures, options, swaps and forward foreign currency contracts. These instruments may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. The Fund may also trade in some foreign markets on swap. When the Fund invests in swaps, the appropriate amount of assets will be segregated to satisfy the asset coverage requirements.

Each Sub-Adviser is allocated a portion of the Fund’s assets to invest (each an “Allocated Portion”). The Sub-Advisers invest in the securities described above based upon their belief that the securities have a strong appreciation potential (long investing, or actually owning a security) or potential to decline in value (short investing, or borrowing a security from a broker and selling it, with the understanding that it must later be bought back (hopefully at a lower price) and returned to the broker). Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Adviser is subject to the oversight of the Adviser, the Adviser does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers. In engaging Sub-Advisers to manage the Fund, the Adviser looks to select Sub-Advisers who employ complementary equity investment strategies.

The Adviser typically allocates 95% of the Fund’s assets to the Sub-Advisers but may adjust the allocation based on market conditions. The Adviser will typically allocate the Fund’s assets to each Sub-Adviser equally, looking to rebalance based on flows and performance, but may adjust allocations to individual Sub-Advisers based on market conditions.

The Adviser is responsible for selecting the Sub-Advisers for the Fund and determining allocation amounts to each Sub-Adviser. The Adviser is also responsible for termination of Sub-Advisers and will terminate for a variety of reasons including but not limited to, investment style drift, lack of risk management, overconcentration, exposure mismanagement, prolonged poor performance and operation or compliance issues. The Adviser’s Portfolio Managers monitor the Fund’s portfolio on a regular basis to review each Sub-Adviser’s allocated portion is managed to the expectations set by the Adviser. The Adviser will focus

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their risk management effort on portfolio composition, specifically aggregated long or short positions to do not exceed limitations. Should these levels be breached, the Adviser’s Portfolio Managers will initiate discussions with the Sub-Adviser(s) that may result in reducing position levels. The Adviser’s Portfolio Managers will not typically influence the Sub-Adviser’s portfolio exposure decisions unless such Sub-Adviser exceed the expected ranges previously established with each Sub-Adviser.

The Fund sells (or closes a position in) a security when a Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons. A description of the Sub-Advisers and their investment focus is provided below.

The Sub-Advisers’ Strategies

Intrinsic Edge Capital Management, LLC (“Intrinsic”) invests its Allocated Portion primarily using a bottom-up, research-driven process to construct a U.S. focused long/short equity portfolio, mainly of small- and medium capitalization companies. Intrinsic is focused on generating consistent, positive returns, while limiting drawdowns. The investment approach is trading oriented and is looking to generate its returns through its repeatable process, where Intrinsic is looking for a large number of smaller winners to generate returns.

Midwood Capital Management LLC (“Midwood”) invests its Allocated Portion in areas of the U.S. equities market with the greatest inefficiencies where extensive research and analysis can seek to generate superior long-run performance with an emphasis on small-capitalization companies, identifying opportunities both long and short.

Millrace Asset Group, Inc. (“Millrace”) invests its Allocated Portion in the small and mid-capitalization sectors utilizing intensive fundamental, bottom-up, research-driven analysis to identify what it believes to be compelling long and short opportunities. Millrace attempts to optimize potential returns and to preserve capital in difficult markets.

12th Street Asset Management, LLC (“12th Street”) invests its Allocated Portion by utilizing a small-cap value strategy. 12th Street uses a concentrated, value approach in which the investment team identifies a select number of companies that meet certain investment criteria of good businesses trading at discounts to 12th Street’s intrinsic value estimates. 12th Street’s strategy is focused on equity securities with a market cap of less than $5 billion at the time of purchase. There is a strong focus on preservation of capital and investing with a margin of safety.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.
•	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
•	Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.
•	Derivatives Risk. An investment in derivatives (such as futures, including interest rate and U.S. Treasury futures) may not perform as anticipated by the Sub-Advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a
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substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

•	Equity Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
•	ETF and Mutual Fund Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. The Fund also will incur brokerage costs when it purchases ETFs.
•	Exchange-Traded Note Risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.
•	Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.
•	Foreign Securities Risk (including Emerging Markets Risk). The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.
•	High Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.
•	Initial Public Offering Risk. The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.
•	Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.
•	Leverage and Short Sales Risk. Leverage is the practice of borrowing money to purchase securities. If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.
•	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.
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•	Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor’s management practices and investment strategies might not produce the desired results. The Adviser is also newly-formed and only recently began managing mutual funds. Additionally, although the Adviser will select Sub-Advisers which it determines to have suitable investment backgrounds and show substantial performance potential, some of these Sub-Advisers may have limited track records.
•	Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.
•	Multi-Manager and Multi-Style Management Risk. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping securities transactions. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.
•	New Fund Risk. The Fund is new and has little prior operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.
•	Non-Diversification Risk. A non-diversified fund may hold a significant percentage of its assets in the securities of fewer companies or even one company, and therefore events affecting those companies have a greater impact on the Fund than on a diversified fund.
•	Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.
•	REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
•	Sector Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.
•	Small- and Medium-Sized Companies Risk. Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.
•	U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. government will do so.

Performance. The bar chart and Average Annual Total Returns table gives some indication of the risks of investing in the Fund. The bar chart shows the performance of the Institutional Class shares of the Fund from calendar year to calendar year. The Average Annual Total Returns table shows how the Fund’s average annual returns compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance includes the performance of the Balter Long/Short Equity Fund, a series of Professionally Managed Portfolios (the “Predecessor Fund”) Institutional Class shares. Updated performance information will be available at no cost by calling the Fund toll-free at 844-322-8112 on the Fund’s website www.balterliquidalts.com. Because Investor Class shares have not yet commenced investment operations no performance information is available at this time.

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The Fund was reorganized on July 24, 2015 from a series of the Professionally Managed Portfolios, a Massachusetts business trust to a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Reorganization”). The Fund is a continuation of the Predecessor Fund and, therefore, the performance information below includes the performance of the Predecessor Fund.

For periods ending December 31,

During the period shown in the bar chart, the best performance for a quarter was 5.10% (for the quarter ended June 30, 2016). The worst performance was -4.71% (for the quarter ended September 30, 2015).

Average Annual Total Returns for the periods ended December 31, 2016

	One Year	Since Inception*
Institutional Class Shares
Return Before Taxes	8.45%	2.74%
Return After Taxes on Distributions	8.29%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares	4.91%	2.10%
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.31%	6.74%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	0.10%	-0.28%

*The Predecessor Fund commenced operations on December 31, 2013.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is

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based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

Investment Adviser. Balter Liquid Alternatives, LLC serves as the Fund’s investment adviser (the “Adviser”).

Investment Sub-Advisers. Intrinsic Edge Capital Management, LLC (“Intrinsic”), Midwood Capital Management, LLC (“Midwood”), Millrace Asset Group, Inc. (“Millrace”), and 12th Street Asset Management, LLC (12th Street”) each serve as the Fund’s investment sub-advisers (each a “Sub-Adviser,” collectively, the “Sub-Advisers”).

Portfolio Managers. The following serves as the Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Fund* Since:
The Adviser
Brad R. Balter, CFA, CEO	Managing Partner	December 2013
Jay C. Warner, CFA, CIO	Partner and CIO	December 2013
Ben R. Deschaine	Partner and Portfolio Manager	December 2013
The Sub-Advisers
Intrinsic
Andrew B. Corral	Portfolio Manager	February 2017
Mark D. Coe	Portfolio Manager and CIO	February 2017

Millrace
William L. Kitchel, III	Portfolio Manager	April 2014
Whitney M. Maroney	Portfolio Manager	April 2014

Midwood
David E. Cohen	Managing Member	December 2013

12th Street
Michael O’Keefe	Partner	January 2016
D. Andrew Shipman	Partner	January 2016

*The Predecessor Fund commenced operations on December 31, 2013.

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Balter L/S Small Cap Equity Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130), or by telephone at 844-322-8112. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Fund is $50,000 and $5,000, for Institutional Class and Investor Class, respectively, with a minimum subsequent investment of $500 for each Class. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50. The Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The primary investment objective of the Fund is to seek to achieve long-term capital appreciation plus income.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change.

Principal Investment Strategies

Principal Investment Strategies. The Fund employs a “long/short” investment strategy to attempt to achieve capital appreciation and manage risk by purchasing stocks believed to be undervalued and selling short stocks believed to be overvalued. The Fund attempts to generate enhanced risk-adjusted returns by allocating its assets among a carefully chosen group of experienced hedged equity managers who will serve as Sub-Advisers to the Fund and who will employ various complementary long/short equity investment strategies. The Fund generally maintains a net long bias; however, it is anticipated that the Fund will have at least some short exposure at all times with a maximum of 60% of the Fund’s assets being shorted under normal market conditions. The net long exposure of the Fund (gross long exposures minus gross short exposures) is usually expected to be between 30% and 80%.

The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in small cap equity securities. The Fund currently considers small-sized capitalization companies to be those companies that have market capitalizations below $5 billion at the time of purchase. The types of equity securities in which the Fund generally invests include common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies, including exchange-traded funds (“ETFs”), equity Real Estate Investment Trusts (“REITs”), and may include securities of companies that are offered pursuant to an initial public offering (“IPO”). The Fund may invest up to 30% of its net assets in securities purchased on foreign exchanges; however, there is no limitation on the Fund’s ability to invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and therefore, the Fund’s exposure to foreign securities may be greater than 50% of the Fund’s net assets. The Fund may invest up to 25% of its net assets in foreign securities of issuers located in emerging markets.

With respect to the remaining 20% of the Fund’s net assets not invested in small cap equity securities, the Fund may invest in cash and cash equivalents, other equity securities, fixed income securities, including sovereign debt, corporate bonds, exchange-traded notes (“ETNs”) and debt issued by the U.S. Government and its agencies. The Fund’s fixed income investments generally range in maturity from 2 to 10 years and may include up to 20% of the Fund’s net assets in high yield or “junk” bonds. High yield bonds are securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by a Sub-Adviser to be of equivalent quality.” With respect to the Fund’s investments in other equity securities, the Fund may invest up to 20% of its net assets in the securities of medium sized companies. The Fund currently considers medium-sized capitalization companies to be those companies that have market capitalizations between $5 billion and $10 billion at the time of purchase.

The Fund may utilize leverage as part of the portfolio management process. From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market. The Fund may also invest up to 10% of its net assets in derivatives including futures, options, swaps and forward foreign currency contracts. These instruments may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. The Fund may also trade in some foreign markets on swap. When the Fund invests in swaps, the appropriate amount of assets will be segregated to satisfy the asset coverage requirements.

The Adviser typically allocates 95% of the Fund’s assets to the Sub-Advisers but may adjust the allocation based on market conditions. The Adviser will typically allocate the Fund’s assets to each Sub-Adviser equally, looking to rebalance based on flows and performance, but may adjust allocations to individual Sub-Advisers based on market conditions.

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The Adviser is responsible for selecting the Sub-Advisers for the Fund and determining allocation amounts to each Sub-Adviser. The Adviser seeks to use Sub-Advisers with risk adjusted returns for their strategy with an emphasis on capital preservation during market drawdowns. In determining the allocation of assets to a Sub-Adviser, the Adviser analyzes whether the Sub-Adviser’s investment process is repeatable and appropriate for a mutual fund structure. The Adviser will then conduct onsite reviews, examination of historical performance, portfolio exposures and risk management procedures. The Adviser also conducts operation reviews of the Sub-Adviser to determine suitability. The Adviser is also responsible for termination of Sub-Advisers and will terminate for a variety of reasons including but not limited to, investment style drift, lack of risk management, overconcentration, exposure mismanagement, prolonged poor performance and operation or compliance issues. The Adviser’s Portfolio Managers monitor the Fund’s portfolio on a regular basis to review each Sub-Adviser’s allocated portion is managed to the expectations set by the Adviser. The Adviser will focus their risk management effort on portfolio composition, specifically aggregated long or short positions to do not exceed limitations. Should these levels be breached, the Adviser’s Portfolio Managers will initiate discussions with the Sub-Adviser(s) that may result in reducing position levels. The Adviser’s Portfolio Managers will not typically influence the Sub-Adviser’s portfolio exposure decisions unless such Sub-Adviser exceed the expected ranges previously established with each Sub-Adviser.

The Adviser looks to identify skilled hedged equity managers to serve as Sub-Advisers to the Fund. In identifying potential Sub-Advisers, the Adviser looks for managers who, over an entire market cycle, have the potential to deliver enhanced risk-adjusted returns relative to traditional broad-based equity markets. Experienced equity managers employ techniques to attempt to both mitigate losses in challenging market conditions — thus reducing the impact of “negative compounding,” as well as to let their stock-picking skills come to the fore in more normal market circumstances, allowing for the potential for attractive long-term risk-adjusted returns. These managers have the flexibility to add value from their research on long or short securities positions, as well as the management of their portfolio’s net market exposure.

There are important diversification benefits that can result from investing through a select group of skilled hedged equity managers whose specific strategies, when combined, provide the opportunity for enhanced risk-adjusted returns, lower volatility and lower sensitivity to financial market indices. Lowering a portfolios’ overall volatility has the potential to generate returns over time, by (a) allowing the power of compounding to work more effectively, and (b) mitigating the behavioral challenges facing investors who too often abandon their long-term investment objectives and strategies in volatile markets. The Fund attempts to generate enhanced risk-adjusted returns by allocating its assets among a carefully chosen group of experienced Sub-Advisers who employ various complementary equity investment strategies.

Hedged Equity Strategy – Long/Short Investing

The Fund generally holds a long equity portfolio as well as a portfolio of short equity holdings. In employing these strategies, the manager, by holding short positions, seeks to both hedge against market declines as well as have the opportunity to profit from a decline in the prices of his short equity holdings. However, managers may use different approaches in employing this strategy. These approaches are differentiated most notably by the types of stocks in which the managers focus their investment efforts. While some managers are generalists, a large number of managers typically specialize by style (value vs. growth), sector (technology, energy, healthcare, financial services, etc.), capitalization (small vs. large) and/or geography.

The Fund generally carries a net long bias — that is, the value of the long portfolio exceeds that of the short portfolio. As a result, they will have directional exposure to equity markets. But importantly, managers can vary the amount of this net exposure as market conditions and opportunities change. By varying net exposure over time as the opportunity set and market conditions evolve, long/short managers have the flexibility to act as tactical allocators, changing the long/short ratio as they prudently judge. The Adviser believes that a carefully constructed portfolio of complementary equity managers can provide diversification benefits and potentially lower drawdowns relative to general equity market indices.

The Fund generally sells (or closes a position in) a security when a Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons.

Sub-Advisers

Each Sub-Adviser is allocated a portion of the Fund’s assets to invest (each an “Allocated Portion”). The Sub-Advisers invest in the securities described above based upon their belief that the securities have a strong appreciation potential (long investing, or actually owning a security) or potential to decline in value (short investing, or borrowing a security from a broker and selling it, with the understanding that it must later be bought back (hopefully at a lower price) and returned to the broker). Each Sub-

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Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Adviser is subject to the oversight of the Adviser, the Adviser does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers. In engaging Sub-Advisers to manage the Fund, the Adviser looks to select Sub-Advisers who employ complementary equity investment strategies. Each Sub-Adviser’s principal investment strategies are set forth below.

Intrinsic’s Principal Investment Strategies

Intrinsic’s investment philosophy utilizes a long/short, fundamental, bottom-up approach focused on generating consistent, positive returns, while limiting drawdowns. Intrinsic’s investment approach is trading oriented seeking to generate returns through its repeatable process, by investing in a large number of smaller capitalization companies to generate positive returns. Intrinsic invests its Allocated Portion primarily using a bottom-up, research-driven process to construct a U.S. focused long/short equity portfolio, mainly of small- and medium capitalization companies.

Midwood’s Principal Investment Strategies

Midwood’s investment philosophy is built upon maximizing long-term returns while seeking to minimize downside performance in weak markets. Midwood focuses its Allocated Portion on delivering attractive absolute returns over long periods of time rather than outperforming the market on a relative basis over shorter periods. Midwood invests its Allocated Portion in areas of the U.S. equities market with the greatest inefficiencies where proprietary research and analysis can help generate superior long-run performance. Midwood’s strategy is to invest predominantly long and short in U.S. small-cap equities. Midwood employs proprietary due diligence including site visits and management interviews, meetings with suppliers, customers, sales reps, etc., discussions with other money managers, private equity investors and analysts, interviews/meetings with competitors, and proprietary valuation analysis. Midwood evaluates the alignment of management interests, board dynamics, and other elements of corporate governance.

Millrace’s Principal Investment Strategies

Millrace’s investment process utilizes intensive fundamental, bottom-up, research-driven analysis to identify what it believes to be compelling long and short opportunities. Millrace employs both long and short equity positions to optimize potential returns and to preserve capital in difficult markets. The strategy is centered on the belief that greater inefficiencies exist and greater innovation occurs in the small capitalization sector than in higher market capitalization sectors. Millrace’s investment team believes that these inefficiencies can be exploited by applying a disciplined research methodology to identify companies that exhibit proprietary characteristics giving them a dominant position in their industry or market niche.

Millrace supplements its research by utilizing quantitative screening. In the long portfolio, Millrace looks for companies with proprietary characteristics, improving fundamentals, a reasonable valuation and identifiable catalysts. In the short portfolio, Millrace looks for companies with excessive valuations relative to fundamentals, deteriorating balance sheets, decelerating revenue/margins and weakening competitive positions. The investment team then identifies a catalyst such as margin erosion, questionable business practices, accounting, legal or regulatory problems or weakening market share.

12th Street’s Principal Investment Strategies

12th Street invests its Allocated Portion by utilizing a small-cap value strategy. 12th Street uses a concentrated, value approach in which the investment team identifies a select number of companies that meet certain investment criteria of good businesses trading at discounts to 12th Street’s intrinsic value estimates. 12th Street’s strategy is focused on equity securities with a market cap of less than $5 billion at the time of purchase. There is a strong focus on preservation of capital and investing with a margin of safety. Risk is not reduced through diversification but by investing with a margin of safety and holding cash when bargains are not available. The strategy is absolute return focused and has no constraints on individual security or sector weightings. The security selection process relies on fundamental research. The investment team utilizes proprietary research reports which detail key investment considerations including investment thesis, business fundamentals, catalysts, risk factors and intrinsic value estimates.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash

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equivalents. In addition, during such periods, the Fund may invest up to 10% of its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps, measured at notional value. Temporary defensive positions may be initiated by the individual Sub-Advisers or by the Adviser when a Sub-Adviser and/or the Adviser judges that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. A Sub-Adviser and/or the Adviser then may temporarily use these alternative strategies that are mainly designed to limit the Fund’s losses or to create liquidity in anticipation of redemptions. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Short-term Positions

From time to time, the Fund may invest in short-term, high quality investments, including, for example, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the Sub-Advisers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Currency Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. The principal derivatives used by the Fund are futures, and for temporary defensive purposes, forward contracts, and swaps. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to increased counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain of the Fund’s transactions in futures, swaps, and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund’s after-tax returns. Investing in derivatives may result in a form of leverage and subject the Fund to leverage risk, which is described below. The risks of the Fund’s use of forward contracts, futures and swap agreements are discussed in further detail below.

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Equity Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

ETF and Mutual Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs. If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Note Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

Foreign Securities Risk (including Emerging Markets). The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. Government and the U.S. economy.

High Yield Securities Risk. Fixed income securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High yield, high risk, and lower-rated securities are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high yield securities and the entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

Initial Public Offering Risk. The Fund may purchase securities of companies that are offered pursuant to an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase

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of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and due to its active management, the Fund may underperform other funds with similar objectives and strategies.

Leverage and Short Sales Risk. Subject to certain limitations, the Fund may use leverage in connection with its investment activities and may effect short sales of securities. These investment practices involve special risks. Leverage is the practice of borrowing money to purchase securities. If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Liquidity Risk. In certain circumstances, low trading volume, lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing any derivative positions within a reasonable time at desirable prices. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. If another fund or investment pool in which the Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock-up periods implemented by private funds, the Fund may be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Fund may be required to fair value the investments.

Management Risk. Management risk describes the Fund’s ability to meet investment objectives based on the Adviser’s success or failure at implementing investment strategies for the Fund. The value of your investment is subject to the effectiveness of the Adviser’s research, analysis, asset allocation among portfolio securities and ability to identify a stock’s appreciation potential. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished. The Adviser is also newly-formed and only recently began managing mutual funds. Additionally although the Adviser will select Sub-Advisers which it determines to have suitable investment backgrounds and show substantial performance potential, some of these Sub-Advisers may have limited track records.

Market Risk. Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Multi-Manager and Multi-Style Management Risk. Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its

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selection and oversight of the Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Advisers will be successful in this regard.

In addition, because portions of the Fund’s assets are managed by different Sub-Advisers using different styles/strategies, the Fund could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time that other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. The Adviser’s and the Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Newer Fund Risk. The Fund is newer and has limited operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. The Board can initiate liquidation without shareholder approval if it determines it is in the best interest of shareholders. As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversification Risk. The Fund is non-diversified, which means that there is no restriction under the Investment Company Act of 1940, as amended (“1940 Act”) on how much the Fund may invest in the securities of an issuer. As a result, the Fund’s shares may be more volatile and fluctuate more than shares of a fund that invests in a broader range of issuers because the Fund is tied more closely to the adverse economic, political or regulatory developments affecting that issuer. The Fund is still subject to certain diversification requirements for federal income tax purposes, which are less rigorous than the diversification requirements under federal securities law.

Portfolio Turnover Risk. The Fund may buy and sell investments frequently. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional dividends and capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) compliance with tax rules related to REITs; and (i) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Sector Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Small- and Medium-Sized Companies Risk. Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small- and medium-capitalization companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

U.S. Government Securities Risk. The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government sponsored organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

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Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.95% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding interest and tax expenses and acquired fund fees and expenses) do not exceed 2.19% and 2.54% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2018, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. For the most recent fiscal year ended October 31, 2016, the Adviser received an advisory fee net of fee waivers and expense reimbursements equal to 1.87% of the Fund’s average daily net assets.

The Sub-Advisers

The Adviser, on behalf of the Fund, has entered into a sub-advisory agreement with Intrinsic Edge Capital Management, LLC, Midwood Capital Management LLC, Millrace Asset Group, Inc. and 12th Street Asset Management Company, LLC (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) and the Adviser compensates each Sub-Adviser out of the investment advisory fees it receives from the Fund. Each sub-adviser, with the exception of Midwood Capital Management LLC, is an unaffiliated Sub-Adviser of the Fund and the Fund’s Adviser. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below). The Adviser oversees the Sub-Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Adviser.

The SEC has granted an exemptive order with respect to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, that permits the Adviser, subject to certain conditions, to terminate existing unaffiliated Sub-Advisers or hire new unaffiliated Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace unaffiliated Sub-Advisers when the Board of Trustees and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new unaffiliated Sub-Adviser, shareholders of the Fund will receive notification of the change. The manager of manager’s structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser. The Adviser compensates each Sub-Adviser out of its investment advisory fee it receives from the Fund. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees each Sub-Adviser for compliance with the Fund’s investment objective,

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policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of a Sub-Adviser recommended by the Adviser.

Intrinsic Edge Capital Management, LLC, 318 West Adams, Suite 200A, Chicago, IL 60606 serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Intrinsic is registered as an investment adviser with the SEC and was founded in 2016.

Midwood Capital Management LLC, 125 High Street, Oliver Street Tower, 8th Floor, Boston, MA, 02110, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Midwood is registered as an investment adviser with the SEC and was founded in 2003.

Millrace Asset Group, Inc., 1205 Westlakes Drive, Suite 375, Berwyn, PA 19312, serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Millrace is registered as an investment adviser with the SEC and was founded in 2001.

12th Street Asset Management Company, LLC, 980 N. Michigan Ave. Suite 1377, Chicago, IL 60611 serves as a sub-adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. 12th Street was founded in 2007 and registered with the SEC as an investment adviser in 2012.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreements is available in the Fund’s annual report to shareholders dated October 31, 2016.

Related Performance of the Sub-Advisers

The Fund’s Sub-Advisers have previously managed pooled investment vehicles (each a “Pooled Vehicle”) with substantially similar objectives and strategies as they use to manage their Allocated Portion of the Fund. The portfolio managers with each Sub-Adviser responsible for management of the Pooled Vehicles described below are the same individual(s) who are responsible for the management of their respective Allocated Portion of the Fund. You should not consider the past performance of these vehicles as indicative of the future performance of the Fund.

The performance of each Pooled Vehicle does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the Pooled Vehicles. It is inappropriate and would be inaccurate for an investor to consider each Pooled Vehicle’s performance below, either separately or together, as being indicative of the future performance of the Fund. The Adviser has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The following tables set forth performance data relating to the historical performance of each similarly managed Pooled Vehicle which represents all of the accounts and funds managed by each Sub-Adviser for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those employed by each Sub-Adviser in the management of its Allocated Portion of the Fund. The data is provided to illustrate the past performance of the Sub-Advisers in managing substantially similar Pooled Vehicles as measured against the S&P 500® Index and HFRX Equity Hedge Index and does not represent the performance of the Fund. The Pooled Vehicles are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act, or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for the Sub-Adviser’s Pooled Vehicles could have been adversely affected if the Pooled Vehicles had been regulated as investment companies under the federal securities laws. The method used to calculate each Pooled Vehicle’s performance differs from the SEC’s standardized method of calculating performance, and may produce different results. Each Pooled Vehicle’s returns are compliant with generally accepted accounting principles (GAAP). The past performance in managing other Pooled Vehicles is no guarantee of future results in managing the Allocated Portion of the Fund. Please note the following cautionary guidelines for each Sub-Adviser in reviewing the disclosure below:

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Related Performance Data of Intrinsic

The performance information shown below represents the prior performance of a private fund that is not registered under the 1940 Act— Intrinsic Edge Plus, L.P. The research team at Intrinsic Edge Capital Management, which previously managed the strategy under  Coe Capital Management (a separate RIA), has served as the investment adviser to Intrinsic Edge Plus, L.P., and in that capacity, the same research team has maintained full discretionary authority over the selection of investments for Intrinsic Edge Plus, L.P. Intrinsic Edge Plus, L.P. has a substantially similar investment objective, policies and strategies as Intrinsic Edge Capital Management’s Allocated Portion.

Intrinsic Edge Plus, L.P. is a separate fund, and the performance below is provided to illustrate the past performance of a similarly managed fund managed by the research team at Intrinsic Edge Capital Management as measured against a broad based market index, and does not represent the historical performance of Intrinsic Edge Capital Management’s Allocated Portion or of Intrinsic Edge Plus, L.P. You should not consider this performance data to be an indication of the future performance of Intrinsic Edge Capital Management’s Allocated Portion or of the Fund.

Intrinsic Edge Plus, L.P. was first offered on January 1, 2006. This is not an offering or a solicitation of an offering to invest in that Pooled Vehicle. The performance reflects the deduction of investment advisory fees and all other fees and expenses actually charged to Intrinsic Edge Plus, L.P. In addition, the operating expenses incurred by Intrinsic Edge Plus, L.P. were different than the anticipated operating expenses of the Fund, and, accordingly, the performance results of Intrinsic Edge Plus, L.P. may vary from what the Fund’s performance would have been.

Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

The performance data below is for Intrinsic Edge Plus, L.P. and is not the performance results of Intrinsic Edge Capital Management’s Allocated Portion or of the Fund.

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total by Year	Russell 2000	S&P 500	HFRX Equity Hedge
2016	-1.3%	2.1%	0.8%	1.8%	3.9%	-1.1%	2.5%	-0.4%	1.1%	0.1%	1.6%	-0.5%	10.9%	21.3%	12.0%	0.1%
2015	-0.8%	0.7%	-0.4%	-0.9%	1.2%	-1.3%	-1.3%	1.7%	1.4%	-0.2%	1.1%	-0.1%	1.0%	-4.4%	1.4%	-2.3%
2014	-0.9%	6.3%	-0.3%	-0.1%	-1.0%	1.9%	-2.5%	3.3%	-1.0%	0.4%	0.5%	1.3%	8.0%	4.9%	13.7%	1.4%
2013	1.7%	1.8%	1.6%	-1.6%	0.0%	0.0%	3.5%	-0.6%	1.4%	0.1%	1.3%	1.9%	11.5%	38.8%	32.4%	11.1%
2012	0.3%	0.7%	1.4%	1.7%	-1.2%	0.1%	0.7%	2.4%	-1.7%	-1.8%	-2.4%	2.2%	2.4%	16.4%	16.0%	4.8%
2011	1.6%	-0.5%	1.0%	0.5%	-1.9%	0.7%	0.1%	-2.1%	-4.4%	6.4%	1.8%	3.5%	6.4%	-4.2%	2.1%	-19.1%
2010	-1.0%	2.5%	3.7%	1.0%	-1.1%	-1.8%	4.3%	-3.1%	5.9%	1.5%	1.4%	3.8%	17.9%	26.9%	15.1%	8.9%
2009	-1.4%	-2.2%	2.5%	7.0%	-0.1%	0.3%	2.5%	-1.2%	3.4%	-4.0%	3.0%	2.6%	12.4%	27.2%	26.5%	13.1%
2008	-6.9%	1.4%	-0.5%	2.4%	6.0%	3.7%	2.2%	-2.0%	-3.2%	-3.2%	0.2%	1.4%	0.7%	-33.8%	-37.0%	-25.5%
2007	1.6%	0.6%	1.6%	0.8%	3.0%	1.3%	0.4%	2.4%	2.1%	1.1%	-3.8%	3.0%	14.6%	-1.6%	5.5%	3.2%
2006	5.0%	3.1%	4.6%	-0.1%	-3.0%	1.3%	2.1%	2.3%	-1.0%	4.9%	2.1%	0.7%	23.9%	18.4%	15.8%	9.2%

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Period	Intrinsic Edge "Plus" L.P.'s (1) Average Annual Total Returns (Net of all actual fees and expenses)	Russell 2000 Index (2)	S&P 500 Index (3)	HFRX Equity Hedge Fund Index (4)
1 Year	10.9%	21.3%	12.0%	0.1%
3 Year	6.6%	6.7%	8.9%	-0.3%
5 Year	6.7%	14.5%	14.7%	2.9%
10 Year	8.5%	7.1%	6.9%	-1.2%
Since Inception	9.8%	8.0%	7.7%	-0.3%
(01/01/2006)

(1)   As of December 31, 2016, Intrinsic Edge Plus, L.P. and Intrinsic Edge Plus AI, L.P., collectively have approximately $114 million in assets under management (i.e., 41% of the firm’s assets under management). The returns above are the weighted average returns of Intrinsic Edge Plus, L.P and Intrinsic Edge Plus AI, L.P funds.

(2)   The Russell 2000® Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.

(3)   The S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

The HFRX Equity Hedge Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. employs the HFRX Methodology, a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.

Related Performance Data of Midwood

The performance information shown below represents the prior performance of a private fund that is not registered under the 1940 Act— Midwood Capital Partners, L.P. Midwood has served as the investment adviser to Midwood Capital Partners, L.P., and in that capacity, Midwood has maintained full discretionary authority over the selection of investments for Midwood Capital Partners, L.P. Midwood Capital Partners, L.P. has a substantially similar investment objective, policies and strategies as Midwood’s Allocated Portion.

Midwood Capital Partners, L.P. is a separate fund, and the performance below is provided to illustrate the past performance of a similarly managed fund managed by Midwood as measured against a broad based market index, and does not represent the historical performance of Midwood’s Allocated Portion or of Midwood Capital Partners, L.P. You should not consider this performance data to be an indication of the future performance of Midwood’s Allocated Portion or of the Fund.

Midwood first offered Midwood Capital Partners, L.P. on December 1, 2003. This is not an offering or a solicitation of an offering to invest in that Pooled Vehicle. The performance reflects the deduction of investment advisory fees and all other fees and expenses actually charged to Midwood Capital Partners, L.P. In addition, the operating expenses incurred by Midwood Capital Partners, L.P. were different than the anticipated operating expenses of the Fund, and, accordingly, the performance results of Midwood Capital Partners, L.P. may vary from what the Fund’s performance would have been.

Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

The performance data below is for Midwood Capital Partners, L.P. and is not the performance results of Midwood’s Allocated Portion or of the Fund.

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total by Year	Russell 2000	S&P 500	HFRX Equity Hedge
2016	-6.9%	-3.6%	3.9%	3.0%	7.3%	-2.2%	0.7%	4.4%	-3.3%	-5.8%	8.4%	0.4%	5.3%	21.3%	12.0%	0.1%
2015	-0.2%	2.1%	-2.4%	1.6%	-1.3%	2.5%	-2.5%	-6.4%	-0.9%	3.5%	0.7%	-2.0%	-5.5%	-4.4%	1.4%	-2.3%
2014	-0.5%	1.9%	-2.2%	-2.5%	2.7%	2.4%	-3.6%	2.0%	-6.6%	1.3%	-1.4%	1.1%	-5.6%	4.9%	13.7%	1.4%
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2013	2.5%	0.5%	0.6%	-0.3%	-0.8%	7.4%	7.4%	0.0%	9.7%	2.9%	-0.4%	2.5%	36.2%	38.8%	32.4%	11.1%
2012	3.4%	-0.8%	1.5%	-1.6%	0.7%	2.0%	-2.1%	0.5%	0.8%	0.9%	-2.9%	4.0%	6.4%	16.4%	16.0%	4.8%
2011	-0.8%	4.6%	4.4%	2.4%	2.6%	-1.9%	0.8%	-5.0%	-3.4%	3.0%	4.2%	1.1%	12.2%	-4.2%	2.1%	-19.1%
2010	-0.3%	0.3%	1.0%	2.3%	-5.3%	-3.6%	3.5%	-9.5%	7.6%	6.6%	0.5%	7.6%	9.5%	26.9%	15.1%	8.9%
2009	4.0%	2.9%	9.5%	5.7%	3.8%	-1.4%	4.1%	4.9%	3.0%	1.5%	0.6%	3.9%	51.4%	27.2%	26.5%	13.1%
2008	-7.5%	1.0%	-8.8%	3.9%	16.8%	-1.7%	-7.0%	7.1%	-17.2%	-16.4%	-3.7%	1.4%	-31.5%	-33.8%	-37.0%	-25.5%
2007	-0.4%	1.6%	2.4%	4.1%	4.2%	-1.8%	-1.4%	-1.8%	1.5%	0.9%	-2.0%	-0.8%	6.6%	-1.6%	5.5%	3.2%
2006	1.3%	4.0%	2.0%	-0.4%	-2.6%	0.6%	-0.6%	2.1%	1.7%	0.1%	-2.1%	1.9%	8.0%	18.4%	15.8%	9.2%
2005	2.3%	3.2%	1.8%	-1.6%	0.5%	5.6%	1.8%	0.3%	0.3%	0.6%	3.4%	1.6%	21.6%	4.6%	4.9%	4.2%
2004	1.9%	1.4%	3.1%	2.1%	1.0%	6.0%	0.0%	-2.5%	3.8%	2.4%	5.7%	3.6%	32.1%	18.3%	10.9%	2.2%
2003												0.1%	0.1%	2.0%	5.2%	1.9%

Midwood Capital Partners, L.P.

Average Annual Total Returns for Periods Ended December 31, 2016

Period	Midwood Capital Partners, L.P.’s (1) Average Annual Total Returns (Net of all actual fees and expenses)	Russell 2000 Index (2)	S&P 500 Index (3)	HFRX Equity Hedge Fund Index (4)
1 Year	5.3%	21.3%	12.0%	0.1%
3 Year	-2.1%	6.7%	8.9%	-0.3%
5 Year	6.4%	14.5%	14.7%	2.9%
10 Year	6.3%	7.1%	6.9%	-1.2%
Since Inception (12/1/2003)	9.3%	8.6%	8.1%	0.4%
(1)	As of December 31, 2016, Midwood Capital Partners, L.P. has approximately $32.2 million in assets under management (i.e., 45% of the firm’s assets under management).
(2)	The Russell 2000® Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.
(3)	The S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.
(4)	The HFRX Equity Hedge Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. employs the HFRX Methodology, a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.

Related Performance Data of Millrace

The performance information shown below represents the prior performance of a private fund that is not registered under the 1940 Act— Millrace Fund, LP. Millrace has served as the investment adviser to Millrace Fund, LP, and in that capacity, Millrace has maintained full discretionary authority over the selection of investments for Millrace Fund, LP. Millrace Fund, LP has a substantially similar investment objective, policies and strategies as Millrace’s Allocated Portion.

Millrace Fund, LP is a separate private fund, and the performance below is provided to illustrate the past performance of a similarly managed fund managed by Millrace as measured against a broad based market index, and does not represent the historical performance of Millrace’s Allocated Portion or of the Fund. You should not consider this performance data to be an indication of the future performance of Millrace’s Allocated Portion or of the Fund.

Millrace first offered Millrace Fund, LP on January 1, 2002. This is not an offering or a solicitation of an offering to invest in that Pooled Vehicle. The performance reflects the deduction of investment advisory fees and all other fees and expenses actually charged to Millrace Fund, LP. In addition, the operating expenses incurred by Millrace Fund, LP were different than the anticipated operating expenses of the Fund, and, accordingly, the performance results of Millrace Fund, LP may vary from what the Fund’s performance would have been.

Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

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The performance data below is for Millrace Fund, LP and is not the performance results of Millrace’s Allocated Portion or of the Fund.

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total by Year	Russell 2000	S&P 500	HFRX Equity Hedge
2016	-4.8%	-0 .6%	1.1%	-0.1%	1.1%	1.3%	2.2%	2.4%	1.4%	-2.3%	3.3%	0.7%	5.5%	21.3%	12.0%	0.1%
2015	-2.6%	5.4%	-1.3%	-0.1%	1.6%	-0.1%	-0.7%	-2.9%	-1.0%	2.2%	1.3%	-0.5%	1.0%	-4.4%	1.4%	-2.3%
2014	2.5%	1.7%	-0.3%	-3.6%	0.7%	2.0%	-3.8%	1.2%	-3.9%	2.4%	-0.1%	3.5%	2.0%	4.9%	13.7%	1.4%
2013	3.1%	-0.7%	2.4%	0.2%	1.6%	2.5%	3.9%	-0.9%	5.9%	0.7%	0.9%	2.9%	24.8%	38.8%	32.4%	11.1%
2012	6.9%	4.4%	3.1%	-0.1%	-8.4%	3.2%	0.1%	3.5%	5.9%	-3.6%	0.5%	1.1%	16.6%	16.4%	16.0%	4.8%
2011	-0.4%	1.3%	-1.2%	0.7%	-0.3%	-0.9%	-0.7%	-8.9%	-7.6%	6.0%	-2.7%	-0.4%	-14.9%	-4.2%	2.1%	-19.1%
2010	-2.3%	3.1%	4.4%	2.8%	-2.6%	-1.4%	1.8%	-2.7%	5.4%	3.6%	0.9%	6.0%	20.0%	26.9%	15.1%	8.9%
2009	-2.6%	-2.8%	5.6%	7.5%	5.8%	4.1%	3.9%	-0.6%	4.3%	-2.4%	2.7%	4.7%	33.6%	27.2%	26.5%	13.1%
2008	-6.3%	-2.8%	-0.2%	1.5%	5.7%	-7.5%	1.8%	2.2%	-6.2%	-6.7%	0.0%	5.2%	-13.7%	-33.8%	-37.0%	-25.5%
2007	0.3%	1.1%	-0.6%	0.8%	1.1%	0.2%	-1.5%	-0.4%	2.2%	4.0%	-4.2%	1.5%	4.5%	-1.6%	5.5%	3.2%
2006	2.9%	0.7%	0.9%	0.8%	-0.5%	-2.4%	-2.2%	3.3%	0.7%	3.4%	0.2%	0.1%	7.9%	18.4%	15.8%	9.2%
2005	-0.1%	1.0%	-1.1%	-4.8%	5.0%	3.0%	2.2%	1.3%	2.1%	-0.1%	1.1%	0.2%	9.8%	4.6%	4.9%	4.2%
2004	2.8%	0.2%	-0.6%	-6.8%	1.2%	3.8%	-4.9%	0.1%	3.8%	2.4%	4.8%	4.2%	10.5%	18.3%	10.9%	2.2%
2003	-0.2%	-1.6%	1.3%	2.9%	5.1%	2.6%	9.2%	5.5%	2.3%	4.2%	1.7%	0.6%	38.7%	47.3%	28.7%	14.5%
2002	0.9%	-4.1%	9.7%	-2.1%	-0.7%	-2.5%	-6.1%	3.1%	-6.2%	4.4%	6.6%	1.6%	3.2%	-20.5%	-22.1%	2.1%

Millrace Fund, LP

Average Annual Total Returns for Periods Ended December 31, 2016

Period	Millrace Fund, L.P.'s (1) Average Annual Total Returns (Net of all actual fees and expenses)	Russell 2000 Index (2)	S&P 500 Index (3)	HFRX Equity Hedge Fund Index (4)
1 Year	5.5%	21.3%	12.0%	0.1%
3 Year	2.8%	6.7%	8.9%	-0.3%
5 Year	9.6%	14.5%	14.7%	2.9%
10 Year	6.9%	7.1%	6.9%	-1.2%
Since Inception	9.0%	8.5%	6.7%	1.3%
(1/1/2002)
(1)	As of December 31, 2016, Millrace Fund, L.P. has approximately $84.3 million in assets under management (i.e., 68% of the firm’s assets under management).
(2)	The Russell 2000® Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.
(3)	The S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.
(4)	The HFRX Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. employs the HFRX Methodology, a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.

Related Performance Data of 12th Street

The performance information shown below represents the prior performance of a private fund that is not registered under the 1940 Act—12th Street Small Cap Value Strategy. 12th Street has served as the investment adviser to 12th Street Small Cap Value Strategy, and in that capacity, has maintained full discretionary authority over the selection of investments for 12th Street

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Small Cap Value Strategy. 12th Street Small Cap Value Strategy has a substantially similar investment objective, policies and strategies as 12th Street’s Allocated Portion.

12th Street Small Cap Value Strategy is a separate private fund, and the performance below is provided to illustrate the past performance of a similarly managed fund managed by 12th Street as measured against several indices, including a broad based market index, and does not represent the historical performance of 12th Street’s Allocated Portion or of the Fund. You should not consider this performance data to be an indication of the future performance of 12th Street’s Allocated Portion or of the Fund.

12th Street first offered 12th Street Small Cap Value Strategy on July 1, 2011. This is not an offering or a solicitation of an offering to invest in that Pooled Vehicle. The performance reflects the deduction of investment advisory fees and all other fees and expenses actually charged to 12th Street Small Cap Value Strategy. In addition, the operating expenses incurred by 12th Street Small Cap Value Strategy were different than the anticipated operating expenses of the Fund, and, accordingly, the performance results of 12th Street Small Cap Value Strategy may vary from what the Fund’s performance would have been.

Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

The performance data below is for 12th Street Small Cap Value Strategy and is not the performance results of 12th Street’s Allocated Portion or of the Fund.

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total by Year	Russell 2000	S&P 500	HFRX Equity Hedge
2016	-3.6%	0.5%	10.1%	0.5%	3.8%	-1.0%	5.7%	-0.4%	1.0%	-4.5%	6.3%	1.3%	20.5%	21.3%	12.0%	0.1%
2015	-4.4%	6.8%	0.6%	-3.1%	2.5%	0.0%	0.8%	-2.5%	-4.0%	3.7%	1.5%	-5.5%	-4.2%	-4.4%	1.4%	-2.3%
2014	-1.1%	4.4%	3.3%	1.8%	-0.3%	2.4%	-5.4%	2.8%	-4.1%	5.7%	1.1%	1.1%	11.8%	4.9%	13.7%	1.4%
2013	5.2%	3.0%	1.6%	1.8%	6.9%	-1.8%	4.0%	-2.9%	4.9%	4.2%	1.1%	1.4%	33.1%	38.8%	32.4%	11.1%
2012	5.3%	2.1%	1.7%	-2.3%	-9.2%	0.2%	0.5%	0.3%	3.5%	-2.0%	4.3%	3.3%	7.1%	16.4%	16.0%	4.8%
2011							2.2%	-3.2%	-8.8%	10.7%	1.4%	-0.8%	0.6%	-9.8%	-3.7%	-11.7%

12th Street Small Cap Value Strategy

Average Annual Total Returns for Periods Ended December 31, 2016

Period	12th Street Small Cap Value Strategy’s (1) Average Annual Total Returns (Net of all actual fees and expenses)	Russell 2000 Index (2)	S&P 500 Index (3)	HFRX Equity Hedge Fund Index (4)
1 Year	20.5%	21.3%	12.0%	0.1%
3 Year	8.9%	6.7%	8.9%	-0.3%
5 Year	13.0%	14.5%	14.7%	2.9%
10 Year	-	7.1%	6.9%	-1.2%
Since Inception	11.8%	11.0%	12.5%	0.4%
(7/1/2011)

(1)	As of December 31, 2016, 12th Street Small Cap Value Strategy has approximately $94 million in assets under management (i.e., 11.2% of the firm’s assets under management).
(2)	The Russell 2000® Index is an unmanaged index generally representative of the market for the stocks of small-sized U.S. companies and includes reinvestment of dividends. You cannot invest directly in an index.
(3)	The S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.
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(4)	The HFRX Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. employs the HFRX Methodology, a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.

Portfolio Managers

The following provides additional information about the Sub-Adviser and its portfolio managers who are responsible for the day-to-day management of the Fund’s assets. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Senior Research Analyst of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Advisers

Intrinsic

Mark Coe, Managing Member and Chief Investment Officer of IECM. Mr. Coe has been with the Adviser since its inception in 2016. From 1999 to 2016, Mr. Coe was the Managing Member and Chief Investment Officer of Coe Capital Management, LLC, a registered investment adviser affiliate of IECM. From 1994 to 1999, Mr. Coe was a portfolio manager Kent Associates/Paine Webber, Portfolio Manager and an investment analyst at Gofen and Glossberg, Inc, from 1987 to 1994. From 1984 to 1986 he was a tax accountant at Deloitte. He earned an MBA in Finance from the Kellogg Graduate School of Business in 1987 and a B.S. in Accounting from the University of Illinois in 1984 where he was the Bronze Tablet recipient. Mr. Coe is a Chartered Financial Analyst.

Andrew B. Corral, Co-Portfolio Manager at IECM. Mr. Corral has been with the Adviser since its inception in 2016. From 2007 to 2016, Mr. Corral was a Research Analyst and Portfolio Manager at Coe Capital Management, LLC, a registered investment adviser affiliate of IECM. He earned a Bachelors of Science in Finance from Illinois State University in 2007.

Midwood

David E. Cohen, Managing Member and Portfolio Manager since co-founding Midwood Capital Management, LLC in 2003, Mr. Cohen has served as a Portfolio Manager at Midwood which has served as investment adviser to and general partner of Midwood Capital Partners, L.P., a domestic limited partnership, as well as other limited partnerships, investing primarily in small-cap equity securities. Mr. Cohen serves as the portfolio manager of Midwood’s Allocated Portion of the Fund.

Millrace

William L. Kitchel, III, co-founder of Millrace, has been a portfolio manager and analyst since its founding in 2001. Mr. Kitchel serves as a co-portfolio manager of Millrace’s Allocated Portion of the Fund.

Whitney M. Maroney, co-founder of Millrace, has been a portfolio manager and analyst since its founding in 2001. Mr. Maroney serves as a co-portfolio manager of Millrace’s Allocated Portion of the Fund.

12th Street

Michael G. O’Keefe, Partner of 12th Street. Mr. O’Keefe has served as the managing member of 12th Street since its inception. Mr. O’Keefe has more than 30 years of experience in the financial services industry. Prior to founding 12th Street, Mr. O’Keefe was a founding partner of Two Rivers Capital Management and served on its Board of Directors. Mr. O’Keefe was also a founding partner of Value Architects Asset Management, LLC. Mr. O’Keefe is a former Managing Director of Morgan Keegan & Company where he worked for over 15 years. Before Morgan Keegan, Mr. O’Keefe was a CPA at Ernst & Young. Mr. O’Keefe earned a Bachelor of

22

Arts from Rhodes College and a Masters of Business Administration from the University of Memphis. Mr. O’Keefe has served as a member of the Executive Committee of the Board of Trustees at Rhodes College and has also chaired its Investment Committee.

D. Andrew Shipman, Partner of 12th Street. Mr. Shipman joined 12th Street Asset Management in 2010. Mr. Shipman has been in the investment business for more than 20 years. Prior to joining 12th Street, he served as director and portfolio manager for PNC Capital Advisors (PCA) large cap value team, which managed over $600 million in assets. Prior to PCA, Mr. Shipman was a co-portfolio manager at Invesco and managed more than $10 billion in large cap core assets. Mr. Shipman has also served in various equity research positions for Credit Suisse and Morgan Keegan. Mr. Shipman earned a Bachelor of Arts from Rhodes College and a Masters of Business Administration from the University of Memphis. Mr. Shipman is also a CFA charterholder.

Shareholder Information

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered two classes of shares – Institutional Class shares and Investor Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

  Institutional Class shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.
  Investor Class shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and/or shareholder servicing fee.

Each class of shares is subject to a redemption fee equal to 1.00%.

More About Institutional Class Shares

Institutional Class shares may be purchased without the imposition of any sales charges. The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Institutional Class shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Institutional Class shares of the Fund is $50,000. The minimum subsequent investment in Institutional Class shares of the Fund is $500.

More About Investor Class Shares

Investor Class shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Investor Class shares include a 0.10% of Shareholder Servicing Fee. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of the Fund is $5,000. The minimum subsequent investment in Investor Class shares of the Fund is $500. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50.

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The

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determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs: Institutional Class and Investor Class shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Purchase by Mail. To purchase the Fund’s shares, simply complete and sign the Account Application and mail it, along with a check made payable to “Balter L/S Small Cap Equity Fund” to:

via Regular mail:	via Overnight mail:
Balter L/S Small Cap Equity Fund	Balter L/S Small Cap Equity Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a

24

fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 844-322-8112 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Fund at 844-322-8112 for more information about the Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Balter L/S Small Cap Equity Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 844-322-8112.

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How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular mail:	via Overnight mail:
Balter L/S Small Cap Equity Fund	Balter L/S Small Cap Equity Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 844-322-8112. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan (for Investor Class shares only): If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 844-322-8112 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

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Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $1,000 for Institutional and Investor Class accounts, the Fund may notify you that, unless the account is brought up to the minimum investment amount within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Redemption Fee

The Fund will deduct a 1.00% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

  Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
  Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
  Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
  Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
27

  Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
  Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy,”
  Rejecting or limiting specific purchase requests, and
  Charging a 1.00% redemption charge if shares are held less than 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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Householding. To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 844-322-8112 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of the Fund will not be exchangeable for shares of other Classes.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution and/or Shareholder Servicing (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act applicable to the Investor Class shares. Under the 12b-1 Plans, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for Investor Class shares. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.10% of the average daily net assets of the Fund’s Investor Class for shareholder services provided to the Fund by financial institutions.

Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Dividends from net investment income are generally made at least annually. Capital gain distributions from net profits from the sale of investments are generally made at least annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income and dividends paid by a Fund and (b) certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, to collect and report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the October 31, 2016 annual report, which is available at no charge upon request.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class

	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	October 31, 2016	October 31, 2015		October 31, 2014 (1)
Net asset value, beginning of period	$10.08	$9.99		$10.00
Activity from investment operations:
Net investment loss (2)	(0.24)	(0.25)		(0.21)
Net realized and unrealized gain (loss) on investments	0.53	0.34		0.20
Total from investment operations	0.29	0.09		(0.01)
Net asset value, end of period	$10.37	$10.08		$9.99
Total return (3)	2.88%	0.90%		(0.10	)% (4)
Net assets, at end of period (000s)	$160,970	$163,367		$127,161
Ratio of gross expenses to average net assets (7,8)	2.76%	2.92%		2.91	% (5)
Ratio of net expenses to average net assets (7,8)	2.67%	2.93	% (6)	2.88	% (5)
Ratio of net investment loss to average net assets	(2.44)%	(2.49)%		(2.49	)% (5)
Portfolio Turnover Rate	228%	292%		248	% (4)

(1)	The Balter Long/Short Equity Fund commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes the reinvestment of distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from the prior period.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Excluding dividends from securities sold short and interest expense, the ratio of expenses to average net assets would have been:

Before fees waived	2.28%	2.18%	2.22%
After fees waived/recaptured	2.19%	2.19%	2.19%

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PRIVACY NOTICE

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

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Investment Adviser

Balter Liquid Alternatives, LLC

125 High Street, Oliver Street Tower, Suite 802

Boston, MA 02110

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank, National Association

1555 North River Center Drive

Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Balter L/S Small Cap Equity Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Fund by calling the Fund (toll-free) at 844-322-8112, or by writing to:

Balter L/S Small Cap Equity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Information is also available at www.balterliquidalts.com.

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

__________________________________________________

(The Trust’s SEC Investment Company Act file number is 811-22549)

Statement of Additional Information

Dated: March 1, 2017

Balter L/S Small Cap Equity Fund

Institutional Class (Symbol: BEQIX)

Investor Class (Symbol: BEQRX)

This Statement of Additional Information (“SAI”) provides general information about the Balter L/S Small Cap Equity Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for Institutional Class and Investor Class shares dated March 1, 2017 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, free of charge, please write or call the Fund at the address or telephone number below:

Balter L/S Small Cap Equity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

1-844-322-8112

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The Trust	1
Investment Policies, Strategies and Associated Risks	1
Fundamental Investment Limitations	2
Management of the Fund	21
Board of Trustees	21
Board Leadership Structure	22
Trustees and Officers	23
Board Committees	26
Trustee Compensation	27
Control Persons and Principal Shareholders	28
Investment Adviser	28
Sub-Adviser	30
Portfolio Managers	31
Other Service Providers	35
Distribution of Fund Shares	36
12b-1 Distribution and Shareholder Servicing Plan	37
Portfolio Transactions and Brokerage Allocation	39
Portfolio Turnover	40
Code of Ethics	41
Proxy Voting Procedures	41
Anti-Money Laundering Compliance Program	41
Portfolio Holdings Information	41
Determination of Net Asset Value	43
Financial Statements	49
APPENDIX “A” RATINGS DEFINITIONS	50
APPENDIX “B” proxy voting policy	63

The Trust

The Balter L/S Small Cap Equity Fund (the “Fund”) is a series of Northern Lights Fund Trust II, (the “Trust”) a Delaware statutory trust, organized on August 26, 2010. Prior to March 1, 2016, the Fund was known as the Balter Long/Short Equity Fund.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund has registered two classes of shares: Institutional Class shares and Investor Class shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Currently, only Institutional Class shares are available for sale.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Balter Liquid Alternatives, LLC (the “Adviser” or “Balter”) serves as the investment adviser to the Fund.

Intrinsic Edge Capital Management, LLC. Midwood Capital Management LLC, LLC, Millrace Asset Group, Inc., and 12th Street Asset Management, LLC each serve as the Fund’s investment sub-advisers (each a “Sub-Adviser,” collectively, the “Sub-Advisers”).

Investment Policies, Strategies and Associated Risks

The investment objective of the Fund is to seek to achieve long-term capital appreciation plus income. The investment objective of the Fund and the descriptions of the Fund’s principal investment strategies are set forth under “Investment Strategies,

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Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Fund will provide shareholders with notice of any change to the Fund’s investment objectives at least 60 days prior to such change.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Non-Diversification

The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. The Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. As a result, a decline in the value of those holdings would cause an overall decline in value to decline to a greater degree than if each of these vehicles held a more diversified portfolio.

Although the Fund is a “non-diversified” investment company, and consequently, is not limited in the proportion of its assets that may be invested in the securities of a single issuer, the Fund intends to conduct its operations so as to qualify to be taxed as a “regulated investment company” for federal income tax purposes, which will relieve the Fund of any liability for federal income tax to the extent its income and capital gains are distributed to shareholders. To so qualify, among other requirements, the Fund limits its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund’s investments in U.S. Government securities are not subject to these limitations.

The following information supplements the discussion of the Fund’s investment objective and policies as set forth in its Prospectus. The Fund may invest in the following types of investments, which is subject to certain risks, as discussed below.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years, which could have an adverse effect on the Fund. In particular, instability in the credit markets may increase the volatility of the value of securities owned by the Fund and may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. In addition, these developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention in Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might

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seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Multi-Manager and Multi-Style Management Risk

Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend of the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers and on each Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Advisers will be successful in this regard.

In addition, because portions of the Fund’s assets are managed by different Sub-Advisers using different styles/strategies, the Fund could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time that other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. The Adviser’s and the Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a Sub-Adviser’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Equity Securities

The Fund may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

To the extent the Fund invests in the equity securities of small- and medium-sized companies, they will be exposed to the risks of small- and medium-sized companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock

A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock

Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

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Rights and Warrants

The Fund may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The Fund invests in convertible securities. Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Foreign Securities

The Fund may invest in U.S. dollar denominated foreign securities American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and foreign equity securities. In determining whether a company is foreign, the Adviser will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and the Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily

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subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, the Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on the Fund’s foreign securities may be subject to foreign withholding tax. The Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes. To the extent that, as anticipated, such taxes are not offset by credits or deductions available to shareholders in the Fund under U.S. tax law, they will reduce the net return to the Fund’s shareholders. It is not anticipated that the Fund will be eligible to pass through to shareholders a federal tax credit or federal tax deduction related to any foreign taxes borne by the Fund.

To the extent the Fund invests in securities denominated in foreign currencies, the Fund will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting the Fund to the risk of fluctuating currency exchange rates pending settlement.

Other Investment Companies

The Fund may invest in shares of other registered investment companies, including money market mutual funds, in accordance with the limitations established under the Investment Company Act of 1940, as amended (the “1940 Act”). Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company (other than money market funds) will be owned by the Fund, or its affiliated persons, as a whole. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Fund in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule and/or an exemptive order obtained by the other registered investment companies that permits the Fund to invest in the other registered investment companies beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with the other registered investment companies regarding the terms of the investment.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3%

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of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

Exchange-Traded Funds

The Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share (“NAV”). Investors in the Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically, 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Money Market Mutual Funds

The Fund may invest in money market mutual funds in connection with its management of daily cash positions or for temporary defensive purposes. Money market mutual funds are regulated investment companies under the 1940 Act and the Fund will invest in money market funds in accordance with applicable rules and regulations with respect to investments in other investment companies. Please note that in addition to the advisory and operational fees the Fund pays in connection with its own operations, to the extent the Fund invests in money market funds, the Fund will also bear its pro rata portion of each such money market fund’s fees and expenses.

Illiquid Securities

The Fund may not invest more than 15% of the value of its net assets in illiquid securities. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board, to ensure compliance with this investment restriction.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to sell illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

Restricted Securities

The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities

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have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Short Sales

The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 85% of the net assets of the Fund, and it is expected that normally the dollar amount of such sales will not exceed 60% of the net assets of the Fund.

Fixed Income Securities

General. The Fund may invest up to 20% of its assets in fixed income securities. Examples of such securities are described below.

Corporate Debt Securities

The Fund may invest in fixed-income securities of any maturity, including fixed income securities rated below investment grade by one or more statistical ratings organizations such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Bonds rated below BBB by S&P or Baa by Moody’s, commonly referred to as “junk bonds,” typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower-rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Adviser

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will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.

Lower-Rated Debt Securities

The Fund may purchase lower-rated debt securities, commonly referred to as “junk bonds” (those rated below the fourth highest grade by a nationally recognized statistical ratings organization (“NRSRO”) and non-rated securities judged by the Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund’s ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition are adequate to meet future obligations, have improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund’s shareholders.

Loans and Other Debt Instruments

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

Government Agency Securities

Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress. Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency. Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises

Government-sponsored enterprises are characterized as being privately owned and publicly chartered. These enterprises were created by the U.S. government to help certain important sectors of the economy reduce their borrowing costs. The U.S. government does not directly back government sponsored enterprise securities, although in some instances, government-

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sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities. On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury or any other agency of the U.S. government with respect to Fannie Mae or Freddie Mac will succeed. Fannie Mae and Freddie Mac have each been and remain the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements, may adversely affect these entities and, as a result, the payment of principal or interest on securities they issue.

Risks Associated with Investing in U.S. Government Securities. The U.S. government is considered to be the best credit-rated issuer in the debt markets. Since Treasury securities are direct obligations of the U.S. government, there is minimal credit risk. While most other government-sponsored securities are not direct obligations of the U.S. government (although some are guaranteed by the U.S. government), they also offer little credit risk.

However, another type of risk that may affect the Fund is market and/or interest rate risk. For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of any U.S. government security held by the Fund, while a decline in interest rates would generally increase the market value of such investment.

Convertible Securities

The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Mortgaged-Backed Securities

The Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by, payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”).

Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”) and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain Mortgage-Backed Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Adviser purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true since in periods

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of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a Mortgage-Backed Security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities’ return to the Fund. In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue Mortgage-Backed Securities and among the securities that they issue. Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. This guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are guaranteed as to timely payment of the principal and interest by Fannie Mae. Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government sponsored organization owned entirely by private stockholders. Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Mac PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Fund may also invest in Mortgage-Backed Securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans (“CFOs” and “REMICs”) and derivative multiple-class mortgage-backed securities (“Stripped Mortgage-Backed Securities” or “SMBSs”).

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may in the future invest), and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Fund. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.

These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-

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related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. These economic conditions may reduce the cash flow that the Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience further declines after they are purchased by the Fund. The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by the Fund, and could adversely affect the yields on the mortgage-related securities owned by the Fund and could have the effect of reducing returns to the Fund that has invested in mortgage-related securities collateralized by these residential mortgage loans.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Fund is unknown.

Structured Securities

Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets. For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund. The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

Variable or Floating Rate Securities

Variable or floating rate securities provide for periodic adjustments of the interest rate paid. Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a

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security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Stripped Securities

The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Fund.

Zero Coupon Bonds

The Fund may purchase zero coupon bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, whose fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Fund to recognize as interest income a portion of the bond’s discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Real Estate-Related Investments

Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest

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rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its net asset value; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

When-Issued Securities

The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund’s NAV. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. When the Fund purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are a form of borrowing that involves the sale of a debt security held by the Fund, with an agreement by the Fund to repurchase the security at a stated price, date and interest payment. Accordingly, the Fund is subject to a maximum percentage investment of one-third of its assets in reverse repurchase agreements.

The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. The Fund will seek to enter reverse

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repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market at least equal in value to its obligations in respect of reverse repurchase agreements.

Borrowing

The Fund may borrow money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act.

The Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks. In addition, the Fund are authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

The 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase the Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund’s does not contemplate borrowing money for investment purposes. The Fund’s Investment Restriction regarding borrowing will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

Issuance of Senior Securities

Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of borrowing and certain other leveraging transactions. With respect to the Fund’s fundamental investment restriction relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose as discussed above. The Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio

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through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by the Fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that the Fund segregates cash or liquid securities in an amount necessary to pay the obligation or the Fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The Fund’s policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Options, Futures and Other Strategies

General

The Fund may invest in options on equities, debt and stock indices (collectively, “options”). The Fund may also invest in futures contracts and options on futures contracts (collectively, “futures”). The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions. The Fund will not invest in futures for speculative purposes.

The use of futures and options (collectively, “Financial Instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Tax Status.”

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1) Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a

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position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

The Fund will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or held in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options on Securities and Securities Indices

The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest. A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund’s ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

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The Fund may also write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

Futures and Options on Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Fund may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when the Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.

The Fund may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

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Swaps

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above. The Fund reserves the right to invest in similar instruments that may become available in the future.

Equity Swap Agreements. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap;”

(2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor;” and

(3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

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The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Exemption from Definition of Commodity Pool Operator

Pursuant to amendments by the Commodity Futures Trading Commission (“CFTC”), a U.S. government agency, the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund as provided by Rule 4.5 under the Commodity Exchange Act (“CEA”). The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

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Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as the SEC’s December 2015 proposed rule regarding the use of derivatives by registered funds and business development companies, would limit funds’ use of derivatives and require them to put risk management measures in place. Under the proposed rule, a fund would be required to comply with one of two alternative portfolio limitations designed to limit the amount of leverage the fund may obtain through derivatives and certain other transactions. A fund would also have to manage the risks associated with their derivatives transactions by segregating certain assets in an amount designed to enable the fund to meet its obligations, including under stressed conditions. A fund that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. The proposed reforms would also address funds’ use of certain financial commitment transactions, such as reverse repurchase agreements and short sales, by requiring funds to segregate certain assets to cover their obligations under such transactions. Another example are the legislative and regulatory proposals in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), which would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Fundamental Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy:

As a matter of fundamental policy, the Fund may not:

1.	Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority. Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions;
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2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities);

4.	Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or

6.	Make loans (except purchases of debt securities consistent with the investment policies of the Fund). For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

1.	The Fund may not, with respect to fundamental investment restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

2.	The Fund may not mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets.

3.	The Fund will not make investments for the purpose of exercising control of management of any company.

4.	The Fund will not make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first changing the Fund’s name and providing the Fund’s shareholders with at least a 60-day prior written notice.
5.	The Fund may not invest in other investment companies advised by the same investment adviser as the Fund or in investment companies advised by affiliates of such adviser.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers

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who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees.   Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that (i) its Chairman, Brian Nielsen (ii) the independent chair of the Audit Committee, Keith Rhoades and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder. The Independent Trustees have selected Anthony Lewis as the Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth below. The Board of Trustees reviews its leadership structure regularly. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Investment advisers managing the Trust’s series report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting

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the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over ten years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, a financial services firm and from 1994 through 2010, Thomas Sarkany held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of L5 Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee the Compensation Committee, and the Nominating Committee. All Independent Trustees are members of the Audit Committee and the Nominating Committee. Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services).	4	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	4	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee,

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				Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	4	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015) and General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II;	4	NONE
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General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive	Treasurer	Vice President of Gemini Fund Services, LLC (since	N/A	N/A
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Hauppauge, NY 11788 1968	Since January 2013	2012); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***As of October 31, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the Balter Discretionary Global Macro Fund, Balter Event-Driven Fund and the Balter European L/S Small Cap Fund managed by the same adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the independent members of the Board of Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the independent members of the Board of Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the independent members of the Board of Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board of Trustees. The Compensation Committee will generally meet annually.

Other Committees of the Trust

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee shall, at all times, consist of no less than three members, including the Trust’s President and Treasurer, and may include such number of alternate members that are officers of the Trust’s Administrator or the investment adviser of a series of the Trust as the Board of Trustees or the members of the Valuation Committee may from time to time designate. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

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Trustee Compensation

Effective January 2016, each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $15,000, allocated among each of the various portfolios comprising the Trust, as well as reimbursement for any reasonable expenses incurred attending the regular quarterly meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman will receive a $2,000 additional quarterly fee. Effective December 2015, each Trustee who is not an interested person of the Trust or Adviser will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting to be paid by the Adviser requesting the special in-person meeting. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to December 2015, each Trustee who is not an interested person of the Trust or Adviser received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings paid at the beginning of each calendar quarter. The Audit Committee Chairman received a $1,250 additional quarterly fee. The “interested persons” who served as Trustees of the Trust received no compensation for their services as Trustees. None of the executive officers received compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Fund and Fund Complex during the fiscal period ended October 31, 2016.

Name	The Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees***
Thomas T. Sarkany	$3,213	None	None	$8,190
Anthony Lewis	$3,213	None	None	$8,190
Keith Rhoades*	$3,736	None	None	$9,546
Randy Skalla	$3,213	None	None	$8,190
Brian Nielsen**	$0	None	None	$0

*Mr. Rhoades also serves as chairman of the Audit Committee.

**Brian. Nielsen is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

*** There are currently multiple series comprising the Trust. The term “Fund Complex” refers only to the Funds, and not to any other series of the Trust. For the fiscal year ended October 31, 2016, aggregate independent Trustees’ fees were $258,000.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and other series of the Trust as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas T. Sarkany	None	None
Anthony H. Lewis	None	None
Keith Rhoades	None	None
Randal D. Skalla	None	None
Brian Nielsen*	None	None
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* Brian Nielsen is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds’ Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

As of December 31, 2016, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and the Fund Complex’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of February 1, 2017, the following persons owned, beneficially or of record, 5% or more of a Class of shares of the Fund:

Name of Shareholder	% Of Share Class Owned
Institutional Class Shares

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482	8.63%
Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	6.07%
Strafe & Co P.O. Box 6924 Newark, DE 19714	61.22%

Investment Adviser

As stated in the Prospectus, investment advisory services are provided to the Fund by Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is controlled by Balter Capital Management (“BCM”). BCM, in turn is controlled by Brad R. Balter. Balter is also controlled by Antler LLC, which, in turn is controlled by The David A. Sackler 2012 Trust, The Marianna R. Sackler 2012 Trust, The Rebecca K. Sackler 2012 Trust and Wasatch LLC.

Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

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Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on April 23-24, 2015.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee at the annual rate of 1.95% of the Fund’s average daily net assets.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until February 28, 2018, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance.

Share Class	Expense Cap
Institutional Class	2.19%
Investor Class	2.54%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable

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to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

For the fiscal periods ended October 31 the Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below.

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Advisory Fee after Recoupment (Waiver)
October 31, 2016	$3,113,304	($114,854)	$2,998,450
October 31, 2015	$2,801,573	$9,064	$2,810,637

Sub-Advisers

As discussed in the Prospectus, the following serve as Sub-Advisers to the Fund:

Intrinsic Edge Capital Management, LLC, 318 West Adams, Suite 200A, Chicago, IL 60606 (“Intrinsic”) is the Sub-Adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Intrinsic is wholly owned by Mark Coe through two trusts,

.

Midwood Capital Management LLC, 125 High Street, Oliver Street Tower, 8th Floor, Boston, MA, 02110 (“Midwood”), is the Sub-Adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Midwood is controlled by David Cohen.

Millrace Asset Group, Inc., 1205 Westlakes Drive, Suite 375, Berwyn, PA 19312 (“Millrace”), is the Sub-Adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. Millrace is controlled by William Kitchel, III and Whitney Maroney.

12th Street Asset Management Company, LLC, 980 N. Michigan Ave. Suite 1377, Chicago, IL 60611 (“12th Street), is the Sub-Adviser for an allocated portion of the Fund pursuant to a Sub-Advisory Agreement with the Adviser. 12th Street is controlled by Michael O’Keefe, Founder and Partner (94%). D. Andrew Shipman is also a Partner (6%).

Each Sub-Adviser has agreed to furnish continuously an investment program for their assigned portion of the Fund that it sub-advises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund shall be held in various securities, cash or other investments. In this connection, each Sub-Adviser shall provide the Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the Sub-Adviser’s management of the Fund assets. Each Sub-Adviser shall carry out its responsibilities in compliance with: (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Advisers in writing, and (c) applicable law and related regulations.

The Adviser has the responsibility for portfolio management, communicating performance expectations and evaluations to the sub-advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The SEC has granted, an exemptive order to the Adviser, which extends to other registered

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investment companies advised by the Adviser, including the Fund, which permits the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.

The Adviser will pay the sub-advisers monthly an annual fee of the net assets of the Fund allocated to that sub-adviser by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the sub-advisory fees. The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the sub-advisers, the Custodian, the transfer agent or the administrator. Although the sub-advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the sub-advisers’ individual security selections. The sub-advisers may have complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolio that they manage, subject to the Fund’s investment objective, policies and limitations, and the oversight of the Fund’s portfolio manager.

Portfolio Managers

The following section provides information regarding the Portfolio Managers, other accounts managed by the Portfolio Managers, compensation, material conflicts of interests, and any ownership of securities in the Fund.

The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Partner of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Advisers

Intrinsic

Mark Coe, Managing Member and Chief Investment Officer of IECM. Mr. Coe has been with the Adviser since its inception in 2016. From 1999 to 2016, Mr. Coe was the Managing Member and Chief Investment Officer of Coe Capital Management, LLC, a registered investment adviser affiliate of IECM. From 1994 to 1999, Mr. Coe was a portfolio manager Kent Associates/Paine Webber, Portfolio Manager and an investment analyst at Gofen and Glossberg, Inc, from 1987 to 1994. From 1984 to 1986 he was a tax accountant at Deloitte. He earned an MBA in Finance from the Kellogg Graduate School of Business in 1987 and a B.S. in Accounting from the University of Illinois in 1984 where he was the Bronze Tablet recipient. Mr. Coe is a Chartered Financial Analyst.

Andrew B. Corral, Co-Portfolio Manager at IECM. Mr. Corral has been with the Adviser since its inception in 2016. From 2007 to 2016, Mr. Corral was a Research Analyst and Portfolio Manager at Coe Capital Management, LLC, a registered investment adviser affiliate of IECM. He earned a Bachelors of Science in Finance from Illinois State University in 2007.

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Midwood

David E. Cohen, Managing Member and Portfolio Manager since co-founding Midwood Capital Management, LLC in 2003, Mr. Cohen has served as a Portfolio Manager at Midwood which has served as investment adviser to and general partner of Midwood Capital Partners, L.P., a domestic limited partnership, as well as other limited partnerships, investing primarily in small-cap equity securities. Mr. Cohen serves as the portfolio manager of Midwood’s Allocated Portion of the Fund.

Millrace

William L. Kitchel, III, co-founder of Millrace, has been a portfolio manager and analyst since its founding in 2001. Mr. Kitchel serves as a co-portfolio manager of Millrace’s Allocated Portion of the Fund.

Whitney M. Maroney, co-founder of Millrace, has been a portfolio manager and analyst since its founding in 2001. Mr. Maroney serves as a co-portfolio manager of Millrace’s Allocated Portion of the Fund.

12th Street

Michael G. O’Keefe, Partner of 12th Street. Mr. O’Keefe has served as the managing member of 12th Street since its inception. Mr. O’Keefe has more than 30 years of experience in the financial services industry. Prior to founding 12th Street, Mr. O’Keefe was a founding partner of Two Rivers Capital Management and served on its Board of Directors. Mr. O’Keefe was also a founding partner of Value Architects Asset Management, LLC. Mr. O’Keefe is a former Managing Director of Morgan Keegan & Company where he worked for over 15 years. Before Morgan Keegan, Mr. O’Keefe was a CPA at Ernst & Young. Mr. O’Keefe earned a Bachelor of Arts from Rhodes College and a Masters of Business Administration from the University of Memphis. Mr. O’Keefe has served as a member of the Executive Committee of the Board of Trustees at Rhodes College and has also chaired its Investment Committee.

D. Andrew Shipman, Partner of 12th Street. Mr. Shipman joined 12th Street Asset Management in 2010. Mr. Shipman has been in the investment business for more than 20 years. Prior to joining 12th Street, he served as director and portfolio manager for PNC Capital Advisors (PCA) large cap value team, which managed over $600 million in assets. Prior to PCA, Mr. Shipman was a co-portfolio manager at Invesco and managed more than $10 billion in large cap core assets. Mr. Shipman has also served in various equity research positions for Credit Suisse and Morgan Keegan. Mr. Shipman earned a Bachelor of Arts from Rhodes College and a Masters of Business Administration from the University of Memphis. Mr. Shipman is also a CFA charterholder.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio manager and assets under management in those accounts as of October 31, 2016.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
The Adviser
Brad R. Balter	3	$173M	7	$202M	30	$857M
Ben R. Deschaine, Sr.	2	$173M	0	$0	0	$0
Jay C. Warner	3	$173M	5	$101M	33	$857M
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The Sub-Adviser
Intrinsic Edge Capital Management, LLC
Marek D. Coe	1	$16M	4	$237M	0	$0
Andrew B. Corral	1	$16M	3	$133M	0	$0
Millrace Asset Group, Inc.
William L. Kitchel, III	0	$0	1	$80M	0	$0
Whitney M. Maroney	0	$0	1	$80M	0	$0
Midwood Capital Management LLC
David E. Cohen	0	$0	2	$41M	0	$0
12th Street Asset Management, LLC
Michael O’Keefe	0	$0	1	$34M	384	$779M
D. Andrew Shipman	0	$0	1	$34M	384	$779M

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

BCM, the parent company of the Advisor, owns an interest in Midwood.  As a result, a potential conflict of interest could arise if the Advisor allocated a higher percentage of the portfolio to Midwood in relation to the other sub-advisors.  The Advisor CCO monitors this conflict and will report any material deviations in allocation to the Trust CCO. In addition, Balter publishes the allocation to each sub-advisor on the monthly fact sheet available at www.balterliquidalts.com.”

Balter

Because Balter performs investment management services for various clients, certain conflicts of interest could arise. Balter may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. Balter will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that Balter, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where Balter buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Intrinsic

Because Intrinsic Edge Capital Management performs investment management services for various clients, certain conflicts of interest could arise. Intrinsic Edge Capital Management may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund. Intrinsic Edge Capital Management will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that Intrinsic Edge Capital Management, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where Intrinsic Edge Capital Management buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Midwood

Because Midwood performs investment management services for various clients, certain conflicts of interest could arise. Midwood may give advice and take action with respect to its other clients and/or funds that may differ from advice given or

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the timing or nature of action taken with respect to the Fund. Midwood will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that Midwood, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where Midwood buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Millrace

Millrace generally buys and sells the same securities for each of its clients. All transactions are allocated on a pro rata basis. This pro rata investment mitigates the potential for conflicts of interest in favoring one account over another. Millrace has adopted its code of ethics with the intent to prevent improper personal trading, identify conflicts of interest and provide a means to resolve any actual or potential conflicts in favor of Millrace’s clients. All of the members of the investment team and the Millrace CFO have invested a material portion of their personal net worth in a private fund managed by the firm.

These investments and the prohibition on personal account investment in companies with a market capitalization of less than $5 billion aligns the interests of Millrace and its clients and prevents conflicts with personal account positions.

12th Street

12th Street’s policy is to allocate, within its reasonable discretion, investment opportunities to the client accounts over a period of time on a fair and equitable basis, taking into account the cash position and the investment objectives and policies of each client account and any specific investment restrictions applicable thereto. One or more client accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which other client accounts have an interest from time to time. 12th Street has no obligation to acquire for the client accounts a position in any investment which any other client account may acquire, and no particular client account shall have first refusal, co-investment or other rights in any such investment.

Portfolio Manager’s Compensation

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Fund’s portfolio managers as of the most recent practicable date.

Balter

Balter’s portfolio managers are compensated with a base salary which is determined by individual and firm-wide performance as well as an annual incentive bonus. Balter’s portfolio managers participate in the parent firm, BCM’s profit share plan and defined benefit plan.

Intrinsic

In addition to a salary, Intrinsic Edge Capital Management’s portfolio managers are also compensated based on the management fees and incentive fees earned.

Midwood

Midwood’s portfolio managers are compensated with a salary that is based on the firm’s revenues and incentives based on the firm’s earnings.

Millrace

Millrace’s portfolio managers are compensated with a salary that is based on the firm’s revenues.

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12th Street

12th Street’s portfolio managers are compensated with a salary that is based on the firm’s revenues and incentives based on the firm’s earnings.

Portfolio Managers’ Ownership of the Fund

As of October 31, 2016, the following portfolio managers beneficially owned shares of the Fund:

Portfolio Manager	Range of Shares Owned
Brad R. Balter	$100,001 - $500,000
Ben R. Deschaine	$10,001 - $50,000
Jay C. Warner	$100,001 - $500,000

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 80 Arkay Drive, Hauppauge, NY 11788 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on April 23-24, 2015. The Agreement shall remain in effect for 2 years from the date of the Fund’s commencement of operations, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. For the fiscal period ended October 31 the Fund paid the following fee for fund administration, fund accounting and transfer agent services:

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Fiscal Period Ended	Administration Fees
October 31, 2016	$192,872
October 31, 2015	$101,585

Fund Accounting

GFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

Transfer Agent

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

U.S. Bank, National Association, 1555 North River Center Drive, Milwaukee, WI 53212, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund under the Agreement, the Fund pays NLCS a one-time fee of $3,000, plus an annual fee, based on Fund assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion). The Fund also pays NLCS for any out-of-pocket expenses. For the fiscal periods ended October 31, 2015 and October 31, 2016 the Fund paid $22,499 and $39,199 rerspectively, for compliance services.

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934

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and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal period ended October 31, 2016.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Institutional Class Shares	$0	$0	$0	*
* The Distributor received $0 from the Adviser as compensation for its distribution services to the Fund.
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “12b-1 Distribution Plan”.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

12b-1 Distribution and Shareholder Servicing Plan

As noted in the Prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Investor Class shares (the “Plan”) pursuant to which Investor Class shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund. Under the Plan, Investor Class shares of the Fund may pay a combined distribution or shareholder servicing fee at an annual rate of up to 0.25% of the average net assets of Investor Class shares as compensation for the Distributor providing account maintenance and/or distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. Each Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

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The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

For the fiscal period ended October 31, 2016, the Fund paid $0 in distribution related fees.

For the fiscal period ended October 31, 2016, the Fund paid the following allocated distribution fees:

Rule 12b-1 Expenditures Paid by the Fund During the Period Ended October 31, 2016
Total Dollars Allocated
Investor Class
Advertising/Marketing	None
Printing/Postage	None
Payment to Distributor	$0
Payment to dealers	$0
Compensation to sales personnel	None
Other	$0
Total	$0

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Shareholding Servicing Plan

Pursuant to a Shareholder Service Plan (the “Plan”) adopted by the Trust established by the Fund with respect to the Investor class of the Fund, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund (“Shareholder Servicing Activities”). Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals (“Service Organizations”) who provide Shareholder Servicing Activities for their clients invested in the Fund. Shareholder Servicing Fees are accrued daily and paid quarterly, at an annual rate of up to 0.10% of the average daily net assets of the Fund.

Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of the Fund; (2) aggregating and processing orders involving the shares of the Fund; (3) processing dividend and other distribution payments from the Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Fund to shareholders; (7) assisting shareholders in changing the Fund’s records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, Investor Class shares pay the Adviser a fee of up to 0.10% of the class’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

For the fiscal period ended October 31, 2016, the Fund paid $0 in shareholder servicing related fees.

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information

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to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

It is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund weight is given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscals ended October 31, 2015 and October 31, 2016 the Fund paid $951,261 and $985,047, respectively in brokerage commissions.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.

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Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions. For the fiscal periods ended October 31, 2015 and October 31, 2016, the Fund’s portfolio turnover rate was 292% and 228%, respectively.

Code of Ethics

The Fund, the Adviser, the Sub-Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

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It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

The Sub-Advisers. Personnel of each Sub-Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Sub-Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Sub-Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Fund as well as related compliance services; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, National Association. U.S. Bank, National Association is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Tait, Weller & Baker LLP. Tait, Weller & Baker LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Alston & Bird, LLP.  Alston & Bird, LLP is counsel to the Trust; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

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Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board.

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Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of certain series which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

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The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Under the recently enacted Regulated Investment Company Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. Thus, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98.2% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Fund will hold shares in Underlying Pools for less than 12 months,

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such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

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Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

There are and will likely continue to be proposals for amendments to federal income tax laws that could, if enacted, have adverse effects on the Fund, its investments or its shareholders. Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

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Financial Statements

The financial statements of the Fund for the fiscal year ended October 31, 2016 and the independent registered public accounting firm’s report are incorporated herein by reference to the Fund’s Annual Report. These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights and notes to the financial statements. The Fund will provide the Fund’s Annual Report without charge upon request in writing or by calling the Fund at 1-844-322-8112.

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APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated

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obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

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Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

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3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

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*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s web-site to determine if any additional or alternative category definitions apply.

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National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s

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terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

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Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

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C(xxx)
‘C’ National Ratings denote that default is imminent.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those

61

short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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APPENDIX “B”

Proxy Voting Policy

The following information is a summary of the proxy voting guidelines for BALTER LIQUID ALTERNATIVES, LLC (the “Adviser”). Throughout this policy, INTRINSIC EDGE CAPITAL MANAGEEMNT, LLC; MIDWOOD CAPITAL MANAGEMENT LLC; MILLRACE ASSET GROUP, INC and 12TH STREET ASSET MANAGEMENT, LLC are known individually as a “Subadviser” and collectively, as the “Subadvisers”.

I.	BACKGROUND

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II.	PROXY VOTING POLICY AND PROCEDURES Adopted November 17, 2015

A.	STATEMENT OF POLICY

The Adviser shall retain full discretionary authority to exercise voting rights with respect to the securities and other investments of the Subadvisor Assets. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Subadviser or take any action with respect thereto. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline. The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser or its designee will provide a copy of such procedure to the Subadviser and establish a process for the timely distribution of the voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

B.	PROXY VOTING PROCEDURES

The Advisor will retain a third party proxy advisory firm to provide proxy voting recommendations and to assist it in coordinating and voting proxies with respect to client securities. On an annual basis, the Chief Compliance Officer will review the services of the proxy advisory firm to assure that:

◻	proxies are being properly voted;
◻	appropriate records are being retained;

◻	the proxy advisory firm’s conflict policies and procedures are robust; and
◻	there have been no business changes at the proxy advisory firm that would endanger the capacity or competency of the proxy advisory firm to provider the advisor with recommendations.

If there are any client securities for which the Advisor is unable to provide a voting recommendation or assist in voting proxies, the Chief Investment Officer with the assistance of the Chief Compliance Officer, will:

◻	keep a record of each proxy received and how voted;
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◻	determine which accounts managed by the Advisor hold the security to which the proxy relates; and

◻	absent conflicts of interest (see Section D below), determine how the Advisor should vote the proxy and in a timely manner vote the proxy by mail or electronic means.

Within 10 days of the proxy vote deadline, the Advisor will notify the Subadvisor of any upcoming proposals. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline by email to the Chief Compliance Officer, or his designee.

The Chief Compliance Officer will have the responsibility of ensuring that the Advisor complies with the Proxy Voting Policies and Procedures.

C. VOTING GUIDELINES

The Advisor believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. After consideration of input from any Subadvisor and review of the proxy advisory firm’s vote recommendation, the Advisor will:

◻	generally vote in accordance with the recommendation of the third party proxy advisory firm;
◻	generally, in the absence of a recommendation from the third party proxy service, vote in favor of routine corporate housekeeping proposals, including election of directors, selection of auditors, and increases in or reclassification of common stock. The Advisor will generally vote for stock option plans or plan amendments for corporate directors, executive and employees; and

◻	generally, in the absence of a recommendation from the third party proxy service, vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Advisor shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

◻	whether the proposal was recommended by management, the Subadvisor’s opinion of management, and the Advisor’s opinion of management;
◻	whether the proposal acts to entrench existing management; and
◻	whether the proposal fairly compensates management for past and future performance.

D.	CONFLICTS OF INTEREST

The Advisor may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Advisor, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. If at any time, the Chief Compliance Officer becomes aware of potential or actual conflict of interest relating to a particular proxy proposal, the Chief Compliance Officer will cause the Advisor to handle the proposal as follows:

◻	If the proposal is covered by the proxy advisory firm, the Chief Compliance Officer will cause the proxy to be voted in accordance with the proxy advisory firm’s recommendation; or
◻	If the proposal is not covered by the proxy advisory firm, the Chief Compliance Officer will notify the Northern Lights Fund Trust II Chief Compliance Officer who shall determine the manner in which to vote and may notify the Fund’s Board of Trustees or its designated committee.
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In the case of conflicts involving any advisory client of Balter Client Management, LLC (“BCM”), an entity that controls the Advisor, the proposal will be thoroughly reviewed by BCM on behalf of these clients and voted in the best interests of these clients or, in the discretion of BCM, will not be voted by BCM.

E.	DISCLOSURE

Information regarding how the fund, a series of Northern Lights Fund Trust II, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-844-322-8112 or by accessing the SEC’s website at http://www.sec.gov.

F. RECORDKEEPING

The Chief Compliance Officer will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record. Records of the following will be included in the files:

◻	Copies of this proxy voting policy and procedures, and any amendments thereto.
◻	A copy of each proxy statement that Advisor receives that are not available on the SEC’s EDGAR system.

◻	A record of each vote that Advisor casts.
◻	A copy of any document Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

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Northern Lights Fund Trust II

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated August 26, 2010.[3]
(a)(2)	Certificate of Trust as filed with the State of Delaware on August 26, 2010.[3]
(b)	By-Laws, effective as of August 26, 2010. [3]
(c)	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.
(d)(1)	Investment Advisory Agreement between the Registrant and Two Oaks Investment Management, LLC, with respect to Two Oaks Diversified Growth and Income Fund. [4]
(d)(2)	Investment Advisory Agreement between the Registrant and Advisors Preferred, LLC, with respect to Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund. [6]
(d)(3)	Investment Advisory Agreement between the Registrant and North Star Investment Management Corp., with respect to the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund. [85]
(d)(4)	Investment Advisory Agreement between the Registrant and Monte Capital Group, LLC, with respect to the Monte Chesapeake Macro Strategies Fund.131
(d)(5)	Investment Advisory Agreement between the Registrant and Water Oak Advisors, LLC on behalf of WOA All Asset I. [16]
(d)(6)	Investment Advisory Agreement between the Registrant and Solutions Funds Group, Inc. on behalf of the SFG Futures Strategy Fund.[14]
(d)(7)	Investment Advisory Agreement between the Registrant and AFAM Capital, Inc., on behalf of the Dynamic U.S. Opportunity Fund (formerly known as the Innealta Capital Sector Rotation Fund) and the Dynamic International Opportunity Fund (formerly known as the Innealta Capital Country Rotation Fund), Al Frank Fund and Al Frank Dividend Value Fund.[71]
(d)(8)	Investment Advisory Agreement between the Registrant and Linde Hansen & Co., LLC on behalf of the Linde Hansen Contrarian Value Fund. [22]
(d)(9)	Investment Advisory Agreement between the Registrant and Crow Point Partners, LLC on behalf of the Crow Point Defined Risk Global Equity Income Fund. [35]
(d)(10)	Investment Advisory Agreement between the Registrant and Longboard Asset Management, LLC on behalf of the Longboard Managed Futures Strategy Fund .[35]
(d)(11)	Investment Advisory Agreement between the Registrant and KKM Financial, LLC on behalf the KKM Enhanced U.S. Equity Fund (formerly known as the KKM U.S. Equity ARMOR Fund). [76]
(d)(12)	Investment Advisory Agreement between the Registrant and Price Asset Management, LLC, with respect to PCS Commodity Strategy Fund. 134
(d)(13)	Investment Advisory Agreement between the Registrant and Longboard Asset Management, LLC on behalf of the Longboard Long/Short Fund. [94]
(d)(14)	Investment Advisory Agreement between the Registrant and Balter Liquid Alternatives, LLC on behalf of the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund. 119
(d)(15)	Investment Advisory Agreement between the Registrant and Orchard Capital Management, LLC on behalf of the Orchard Small Cap Value Fund. 123
(d)(16)	Investment Advisory Agreement between the Registrant and FormulaFolio Investments, LLC on behalf of the FormulaFolios US Equity Portfolio and the FormulaFolios US Equity Fund. 118
(d)(17)	Investment Advisory Agreement between the Registrant and Water Oak Advisors, LLC on behalf of WOA U.S. All Cap I. [2]
(d)(18)	Sub-advisory Agreement between Advisors Preferred, LLC and Hundredfold Advisors LLC with respect to the Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund.[9]
(d)(19)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Willowbridge Associates Inc. with respect to the Balter Discretionary Global Macro Fund. 105
(d)(20)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Apis Capital Advisors, LLC with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(d)(21)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Madison Street Partners, LLC with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(d)(22)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Midwood Capital Management, LLC with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(d)(23)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Millrace Asset Group, Inc. with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(d)(24)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and S.W. Mitchell Capital, L.L.P. with respect to the Balter European L/S Small Cap Fund. [2]
(d)(25)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and Tiburon Capital Management, LLC with respect to the Balter Event-Driven Fund. 120
(d)(26)	Sub-advisory Agreement between Balter Liquid Alternatives, LLC and 12th Street Asset Management Company, LLC with respect to the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 127
(d)(27)	Agreement and Plan of Reorganization by and among Advisors Series Trust, with respect to the Al Frank Fund and Al Frank Dividend Value Fund, each a separate series of Advisors Series Trust, the Registrant, on behalf of the Al Frank Fund and Al Frank Dividend Value Fund, each a separate series of the Registrant, and Al Frank Asset Management, Inc. dated January 18, 2013.[2]
(d)(28)	Agreement and Plan of Reorganization by and among Northern Lights Fund Trust III, with respect to the Even Keel Managed Risk Fund, Even Keel Opportunities Managed Risk Fund, Even Keel Traveler Managed Risk Fund and Even Keel Explorer Managed Risk Fund, each a separate series of Northern Lights Fund Trust III, the Registrant, on behalf of the Even Keel Managed Risk Fund, Even Keel Opportunities Managed Risk Fund, Even Keel Traveler Managed Risk Fund and Even Keel Explorer Managed Risk Fund, each a separate series of the Registrant, and Milliman Financial Risk Management, LLC dated November 21, 2014.[88]
(d)(29)	Agreement and Plan of Reorganization by and among Professionally Managed Portfolios, with respect to the Balter Long/Short Equity Fund, a separate series of Professionally Managed Portfolios, the Registrant, on behalf of the Balter Long/Short Equity Fund, a separate series of the Registrant, and Balter Liquid Alternatives, LLC dated June 24, 2015.108
(d)(30)	Agreement and Plan of Reorganization by and among S. W. Mitchell Small Cap European Fund L.P., Mitchell (general Partner II) Inc., Northern Lights Fund Trust II on behalf of its series the Balter European L/S Small Cap Fund Balter Liquid Alternatives, LLC dated December 31, 2015. [2]
(d)(31)	Agreement and Plan of Reorganization by and among Tiburon Credit Opportunities Master Fund, Ltd., Tiburon Capital GP Partners LLC, Northern Lights Fund Trust II on behalf of its series the Balter Event-Driven Fund and Balter Liquid Alternatives, LLC and Tiburon Capital Management, LLC dated December 22, 2015. 124
(d)(32)	Master Securities Loan Agreement between AFAM Capital, Inc., Morgan Stanley & Co., LLC and MS Securities Services, Inc.[45]
(e)(1)	Underwriting Agreement between the Registrant and Northern Lights Distributors LLC.104
(e)(2)	Underwriting Agreement between the Registrant and Ceros Financial Services, Inc. on behalf of the Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund. [10]
(f)	Bonus or Profit Sharing Contracts - Not Applicable
(g)(1)	Custody Agreement between the Registrant and The Bank of New York Mellon. [4]
(g)(2)	Custody Agreement between the Registrant and U.S. Bank, N.A., on behalf of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund.[5]
(g)(3)	Custody Agreement between the Registrant and MUFG Union Bank, N.A. [15]
(g)(4)	Custody Agreement between the Registrant and U.S. Bank, N.A., on behalf of the Al Frank Fund and Al Frank Dividend Value Fund.[46]
(g)(5)	Custody Agreement between the Registrant and Huntington National Bank on behalf the Crow Point Defined Risk Global Equity Income Fund. [94]
(g)(6)	Custody Agreement between the Registrant and U.S. Bank, N.A., on behalf of the Balter Discretionary Global Macro Fund. 104
(g)(7)	First Amendment effective July 24, 2015 to the Custody Agreement dated May 26, 2015 between the Registrant and U.S. Bank, N.A., on behalf of the Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund). 108
(g)(8)	Addendum dated November 10, 2015 to the Custody Agreement dated May 26, 2015 between the Registrant and U.S. Bank, N.A., to add the FormulaFolios US Equity Portfolio and the FormulaFolios US Equity Fund. 118
(g)(9)	Amendment to the Custody Agreement dated May 26, 2015 between the Registrant and U.S. Bank, N.A., to add the Balter European L/S Small Cap Fund and Balter Event-Driven Fund. 119
(h)(1)	Master Fund Services Agreement between the Registrant and Gemini Fund Services, LLC dated May 17, 2011.137
(h)(2)	Amendment dated July 13, 2016 to the Master Fund Services Agreement between the Registrant and Gemini Fund Services, LLC dated May 17, 2011. 137
(h)(3)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Two Oaks Diversified Growth and Income Fund.[4]
(h)(4)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund. [5]
(h)(5)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund.[85]
(h)(6)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of Monte Chesapeake Macro Strategies Fund (formerly, Mariner Managed Futures Strategy Fund). [11]
(h)(7)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of WOA All Asset I. [16]
(h)(8)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the SFG Futures Strategy Fund.[14]
(h)(9)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Dynamic U.S. Opportunity Fund (formerly known as the Innealta Capital Sector Rotation Fund) and the Dynamic International Opportunity Fund (formerly known as the Innealta Capital Country Rotation Fund), Al Frank Fund and Al Frank Dividend Value Fund. [75]
(h)(10)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Linde Hansen Contrarian Value Fund.[22]
(h)(11)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Crow Point Defined Risk Global Equity Income Fund. [35]
(h)(12)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Longboard Managed Futures Strategy Fund. [35]
(h)(13)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the KKM Enhanced U.S. Equity Fund (formerly known as the KKM U.S. Equity ARMOR Fund). [76]
(h)(14)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the PCS Commodity Strategy Fund. [85]
(h)(15)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Longboard Long/Short Fund. [94]
(h)(16)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund. 119
(h)(17)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the Orchard Small Cap Value Fund. 123
(h)(18)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of the FormulaFolios US Equity Portfolio and the FormulaFolios US Equity Fund. 118
(h)(19)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, on behalf of WOA U.S. All Cap I.[2]
(h)(20)	Expense Limitation Agreement between the Registrant, with respect to Two Oaks Diversified Growth and Income Fund. [4]
(h)(21)	Expense Limitation Agreement between the Registrant, with respect to North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund.[85]
(h)(22)	Expense Limitation Agreement between the Registrant, with respect to the Monte Chesapeake Macro Strategies Fund.131
(h)(23)	Expense Limitation Agreement between the Registrant, with respect to WOA All Asset I. [16]
(h)(24)	Expense Limitation Agreement between the Registrant, with respect to the SFG Futures Strategy Fund.[38]
(h)(25)	Expense Limitation Agreement between the Registrant, with respect to the Dynamic U.S. Opportunity Fund (formerly known as the Innealta Capital Sector Rotation Fund) and the Dynamic International Opportunity Fund (formerly known as the Innealta Capital Country Rotation Fund). [75]
(h)(26)	Expense Limitation Agreement between the Registrant, with respect to the Linde Hansen Contrarian Value Fund.[38]
(h)(27)	Expense Limitation Agreement between the Registrant, with respect to the Crow Point Defined Risk Global Equity Income Fund. [35]
(h)(28)	Expense Limitation Agreement between the Registrant, with respect to the Al Frank Fund and Al Frank Dividend Value Fund.[45]
(h)(29)	Expense Limitation Agreement between the Registrant, with respect to the KKM Enhanced U.S. Equity Fund (formerly known as the KKM U.S. Equity ARMOR Fund). [76]
(h)(30)	Expense Limitation Agreement between the Registrant, with respect to the PCS Commodity Strategy Fund.134
(h)(31)	Expense Limitation Agreement between the Registrant, with respect to the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly, Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund Fund.119
(h)(32)	Expense Limitation Agreement between the Registrant, with respect to the Orchard Small Cap Value Fund. 123
(h)(33)	Expense Limitation Agreement between the Registrant, with respect to the FormulaFolios US Equity Portfolio and the FormulaFolios US Equity Fund. 118
(h)(34)	Expense Limitation Agreement between the Registrant, with respect to WOA U.S. All Cap I. [2]
(h)(35)	Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC.[4]
(h)(36)	Shareholder Services Plan on behalf of the Hundredfold Select Alternative Fund, Investor Class Shares.[42]
(h)(37)	Investment Advisory Agreement between the Balter Discretionary Global Macro Offshore Fund, Ltd. and Balter Liquid Alternatives, LLC. 104
(h)(38)	Sub-Advisory Agreement between the Balter Liquid Alternatives, LLC and Willowbridge Associates Inc. with respect to the Balter Discretionary Global Macro Offshore Fund, LTD. 105
(i)(1)	Opinion of Alston & Bird LLP regarding the Hundredfold Select Alternative Fund. 143
(i)(2)	Opinion of Alston & Bird LLP regarding the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund. 130
(i)(3)	Opinion of Alston & Bird LLP regarding the Monte Chesapeake Macro Strategies Fund.131
(i)(4)	Opinion of Alston & Bird LLP regarding the Dynamic U.S. Opportunity Fund (formerly known as the Innealta Capital Sector Rotation Fund) and the Dynamic International Opportunity Fund (formerly known as the Innealta Capital Country Rotation Fund). [2]
(i)(5)	Opinion of Alston & Bird LLP regarding the SFG Futures Strategy Fund.142
(i)(6)	Opinion of Alston & Bird LLP regarding the Linde Hansen Contrarian Value Fund.128
(i)(7)	Opinion of Alston & Bird LLP regarding the WOA All Asset I. 135
(i)(8)	Opinion of Alston & Bird LLP regarding the Longboard Managed Futures Strategy Fund.139
(i)(9)	Opinion of Alston & Bird LLP regarding the Crow Point Defined Risk Global Equity Income Fund. 138
(i)(10)	Opinion of Alston & Bird LLP regarding the Two Oaks Diversified Growth and Income Fund. 136
(i)(11	Opinion of Alston & Bird LLP regarding the Al Frank Fund and Al Frank Dividend Value Fund.134
(i)(12)	Opinion of Alston & Bird LLP regarding the KKM Enhanced U.S. Equity Fund. 137
(i)(13)	Opinion of Alston & Bird LLP regarding the PCS Commodity Strategy Fund.141
(i)(14)	Opinion of Alston & Bird LLP regarding the Longboard Long/Short Fund. 140
(i)(15)	Opinion of Alston & Bird LLP regarding the Balter Discretionary Global Macro Fud, Balter Event-Driven Fund, Balter European L/S Small Cap Fund and the Balter L/S Small Cap Equity Fund. [1]
(i)(16)	Opinion of Alston & Bird LLP regarding the Orchard Small Cap Value Fund. 116
(i)(17)	Opinion of Alston & Bird LLP regarding the FormulaFolios US Equity Fund. 118
(i)(18)	Opinion of Alston & Bird LLP regarding the FormulaFolios US Equity Portfolio. 133
(i)(19)	Opinion of Alston & Bird LLP regarding the WOA U.S. All Cap. [2]
(i)(20)	Consent of Alston & Bird LLP.[1]
(j)(1)	Consent of Cohen Fund Audit Services Ltd. with respect to the Two Oaks Diversified Growth and Income Fund.136
(j)(2)	Consent of Cohen Fund Audit Services Ltd. with respect to Hundredfold Select Alternative Fund.143
(j)(3)	Consent of RSM US LLP with respect to North Star Bond Fund, North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund.130
(j)(4)	Consent of Tait, Weller & Baker, LLP with respect to Monte Chesapeake Macro Strategies Fund. 131
(j)(5)	Consent of Tait, Weller & Baker, LLP with respect to WOA All Asset I.135
(j)(6)	Consent of Tait, Weller & Baker, LLP with respect to the SFG Futures Strategy Fund. 142
(j)(7)	Consent of BBD, LLP with respect to the Dynamic U.S. Opportunity Fund (formerly known as the Innealta Capital Sector Rotation Fund) and the Dynamic International Opportunity Fund (formerly known as the Innealta Capital Country Rotation Fund). [2]
(j)(8)	Consent of BBD, LLP with respect to the Linde Hansen Contrarian Value Fund.128
(j)(9)	Consent of Tait, Weller & Baker LLP with respect to the Crow Point Defined Risk Global Equity Income Fund. 138
(j)(10)	Consent of Ernst & Young LLP with respect to Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund. [28]
(j)(11)	Consent of RSM US LLP with respect to the Longboard Managed Futures Strategy Fund.139
(j)(12)	Consent of Cohen Fund Audit Services Ltd. with respect to Hundredfold Select Alternative Fund, Investor Class Shares. [89]
(j)(13)	Consent of Tait, Weller & Baker LLP with respect to the Al Frank Fund and Al Frank Dividend Value Fund.[49]
(j)(14)	Consent of BBD, LLP with respect to the Al Frank Fund and Al Frank Dividend Value Fund.134
(j)(15)	Consent of RSM US LLP with respect to the KKM Enhanced U.S. Equity Fund. 137
(j)(16)	Consent of RSM US LLP with respect to the PCS Commodity Strategy Fund. 141
(j)(17)	Consent of RSM US LLP with respect to Longboard Long/Short Fund. 140
(j)(18)	Consent of Tait, Weller & Baker LLP with respect to the Balter Discretionary Global Macro Fud, Balter Event-Driven Fund, Balter European L/S Small Cap Fund and the Balter L/S Small Cap Equity Fund. [1]
(j)(19)	Consent of the Independent Registered Public Accounting Firm with respect to the Orchard Small Cap Value Fund. [2]
(j)(20)	Consent of Cohen Fund Audit Services Ltd. with respect to the FormulaFolios US Equity Fund. 118
(j)(21)	Consent of Cohen Fund Audit Services Ltd. with respect to the FormulaFolios US Equity Portfolio. 133
(j)(22)	Consent of Grant Thornton with respect to the schedule of investments for the S.W. Mitchell Small Cap European Fund L.P.119
(j)(23)	Consent of BDO with respect to the Tiburon Credit Opportunities Master Fund, Ltd for the period ended December 31, 2014. 120
(j)(24)	Consent of BDO with respect to the Tiburon Credit Opportunities master Fund, Ltd for the period ended December 31, 2013. 120
(j)(25)	Consent of Tait, Weller & Baker, LLP with respect to WOA U.S. All Cap. [2]
(j)(26)	Powers of Attorney. [6,13,44]
(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)	Class A Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [89]
(m)(2)	Class C Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [89]
(m)(3)	Class N Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [71]
(m)(4)	Class R Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [89]
(m)(5)	Investor Class Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. 104
(m)(6)	Class R-1 Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1.[89]
(m)(7)	Class R-2 Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1.[89]
(m)(8)	Class F Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [89]
(m)(9)	Service Class Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1. [46]
(m)(10)	Rule 12b-1 Plan on behalf of WOA All Asset I.[52]
(m)(11)	Shareholder Servicing Plan and Agreement on behalf of the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund), Balter European L/S Small Cap fund and the Balter Event-Driven Fund .119
(n)	Rule 18f-3 Plan, as amended July 13, 2016.136
(p)(1)	Code of Ethics of Northern Lights Distributors, LLC.[4]
(p)(2)	Code of Ethics of Two Oaks Investment Management, LLC.[4]
(p)(3)	Code of Ethics of Advisors Preferred LLC.[4]
(p)(4)	Code of Ethics for Hundredfold Advisors, LLC. [5]
(p)(5)	Code of Ethics for North Star Investment Management Corp.[7]
(p)(6)	Code of Ethics for Monte Capital Group, LLC. [81]
(p)(7)	Code of Ethics for Water Oak Advisors LLC. [9]
(p)(8)	Code of Ethics for Solutions Funds Group, Inc.[17]
(p)(9)	Code of Ethics for AFAM Capital, Inc. 115
(p)(10)	Code of Ethics for Linde Hansen & Co., LLC. [16]
(p)(11)	Code of Ethics for Crow Point Partners, LLC. 115
(p)(12)	Code of Ethics for Longboard Asset Management, LLC. 115
(p)(13)	Code of Ethics for Ceros Financial Services, Inc.[42]
(p)(14)	Code of Ethics for KKM Financial, LLC. [74]
(p)(15)	Code of Ethics for Price Asset Management, Inc. [81]
(p)(16)	Code of Ethics for Balter Liquid Alternatives, LLC. 105
(p)(17)	Code of Ethics for Midwood Capital Management, LLC. 108
(p)(18)	Code of Ethics for Millrace Asset Group Inc.108
(p)(19)	Code of Ethics for Orchard Capital Management, LLC. 116
(p)(20)	Code of Ethics for FormulaFolio Investments, LLC. 116
(p)(21)	Code of Ethics for S.W. Mitchell Capital, L.L.P. 116
(p)(22)	Code of Ethics for Tiburon Capital Management, LLC. 116
(p)(23)	Code of Ethics for 12th Street Asset Management Company, LLC. 127
(p)(24)	Code of Ethics for Intrinsic Edge Capital Management. [1]

1 Is filed herewith.

2 To be filed by subsequent amendment.

3 Previously filed on June 16, 2011 in the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

4 Previously filed on June 28, 2011 in the Registrant's Pre-Effective Amendment No. 2, and hereby incorporated by reference.

5 Previously filed on August 3, 2011 in the Registrant's Proxy/Registration Statement on Form N-14, and hereby incorporated by reference.

6 Previously filed on August 3, 2011 in the Registrant's Post-Effective Amendment No. 2, and hereby incorporated by reference.

7 Previously filed on August 19, 2011 in the Registrant's Post-Effective Amendment No. 3, and hereby incorporated by reference.

8 Previously filed on August 26, 2011 in the Registrant's Post-Effective Amendment No. 4, and hereby incorporated by reference.

9 Previously filed on September 20, 2011 in the Registrant's Post-Effective Amendment No. 5, and hereby incorporated by reference.

10 Previously filed on October 3, 2011 in the Registrant's Post-Effective Amendment No. 9, and hereby incorporated by reference.

11 Previously filed on October 27, 2011 in the Registrant's Post-Effective Amendment No. 12, and hereby incorporated by reference.

12 Previously filed on October 27, 2011 in the Registrant's Post-Effective Amendment No. 13, and hereby incorporated by reference.

13 Previously filed on November 2, 2011 in the Registrant's Post-Effective Amendment No. 14, and hereby incorporated by reference.

14Previously filed on November 17, 2011 in the Registrant's Post-Effective Amendment No. 18 and hereby incorporated by reference.

15Previously filed on November 22, 2011 in the Registrant's Post-Effective Amendment No. 20 and hereby incorporated by reference.

16Previously filed on December 14, 2011 in the Registrant's Post-Effective Amendment No. 24 and hereby incorporated by reference.

17 Previously filed on December 19, 2011 in the Registrant's Post-Effective Amendment No. 25 and hereby incorporated by reference.

18Previously filed on December 20, 2011 in the Registrant's Post-Effective Amendment No. 27 and hereby incorporated by reference.

19Previously filed on January 4, 2012 in the Registrant's Post-Effective Amendment No. 29 and hereby incorporated by reference.

20Previously filed on January 10, 2012 in the Registrant's Post-Effective Amendment No. 31 and hereby incorporated by reference.

21Previously filed on January 10, 2012 in the Registrant's Post-Effective Amendment No. 32 and hereby incorporated by reference.

22Previously filed on January 27, 2012 in the Registrant's Post-Effective Amendment No. 34 and hereby incorporated by reference.

23Previously filed on February 2, 2012 in the Registrant's Post-Effective Amendment No. 37 and hereby incorporated by reference.

24Previously filed on February 7, 2012 in the Registrant's Post-Effective Amendment No. 39 and hereby incorporated by reference.

25Previously filed on February 10, 2012 in the Registrant's Post-Effective Amendment No. 40 and hereby incorporated by reference.

26Previously filed on March 8, 2012 in the Registrant's Post-Effective Amendment No. 45 and hereby incorporated by reference.

27Previously filed on March 9, 2012 in the Registrant's Post-Effective Amendment No. 46 and hereby incorporated by reference.

28Previously filed on March 13, 2012 in the Registrant's Post-Effective Amendment No. 47 and hereby incorporated by reference.

29Previously filed on March 23, 2012 in the Registrant's Post-Effective Amendment No. 51 and hereby incorporated by reference.

30Previously filed on March 27, 2012 in the Registrant's Post-Effective Amendment No. 52 and hereby incorporated by reference.

31Previously filed on April 12, 2012 in the Registrant's Post-Effective Amendment No. 56 and hereby incorporated by reference.

32Previously filed on April 17, 2012 in the Registrant's Post-Effective Amendment No. 57 and hereby incorporated by reference.

33Previously filed on May 15, 2012 in the Registrant's Post-Effective Amendment No. 62 and hereby incorporated by reference.

34Previously filed on May 25, 2012 in the Registrant's Post-Effective Amendment No. 65 and hereby incorporated by reference.

35Previously filed on June 19, 2012 in the Registrant's Post-Effective Amendment No. 68 and hereby incorporated by reference.

36Previously filed on June 28, 2012 in the Registrant's Post-Effective Amendment No. 69 and hereby incorporated by reference.

37Previously filed on July 27, 2012 in the Registrant's Post-Effective Amendment No. 73 and hereby incorporated by reference.

38Previously filed on August 17, 2012 in the Registrant's Post-Effective Amendment No. 75 and hereby incorporated by reference.

39Previously filed on September 20, 2012 in the Registrant's Post-Effective Amendment No. 78 and hereby incorporated by reference.

40Previously filed on October 19, 2012 in the Registrant's Post-Effective Amendment No. 81 and hereby incorporated by reference.

41Previously filed on November 9, 2012 in the Registrant's Post-Effective Amendment No. 86 and hereby incorporated by reference.

42Previously filed on December 28, 2012 in the Registrant's Post-Effective Amendment No. 88 and hereby incorporated by reference.

43Previously filed on January 17, 2013 in the Registrant's Post-Effective Amendment No. 91 and hereby incorporated by reference.

44Previously filed on January 30, 2013 in the Registrant's Post-Effective Amendment No. 92 and hereby incorporated by reference.

45Previously filed on February 1, 2013 in the Registrant's Post-Effective Amendment No. 93 and hereby incorporated by reference.

46Previously filed on March 22, 2013 in the Registrant's Post-Effective Amendment No. 95 and hereby incorporated by reference.

47Previously filed on March 28, 2013 in the Registrant's Post-Effective Amendment No. 96 and hereby incorporated by reference.

48Previously filed on April 17, 2013 in the Registrant's Post-Effective Amendment No. 99 and hereby incorporated by reference.

49Previously filed on April 30, 2013 in the Registrant's Post-Effective Amendment No. 101 and hereby incorporated by reference.

50Previously filed on June 7, 2013 in the Registrant's Post-Effective Amendment No. 103 and hereby incorporated by reference.

51Previously filed on June 25, 2013 in the Registrant's Post-Effective Amendment No. 105 and hereby incorporated by reference.

52Previously filed on July 29, 2013 in the Registrant's Post-Effective Amendment No. 109 and hereby incorporated by reference.

53Previously filed on September 3, 2013 in the Registrant's Post-Effective Amendment No. 112 and hereby incorporated by reference.

54Previously filed on September 19, 2013 in the Registrant's Post-Effective Amendment No. 115 and hereby incorporated by reference.

55Previously filed on September 26, 2013 in the Registrant's Post-Effective Amendment No. 117 and hereby incorporated by reference.

56Previously filed on September 30, 2013 in the Registrant's Post-Effective Amendment No. 118 and hereby incorporated by reference.

57Previously filed on November 18, 2013 in the Registrant's Post-Effective Amendment No. 123 and hereby incorporated by reference.

58Previously filed on December 17, 2013 in the Registrant's Post-Effective Amendment No. 125 and hereby incorporated by reference.

59Previously filed on December 27, 2013 in the Registrant's Post-Effective Amendment No. 127 and hereby incorporated by reference.

60Previously filed on December 27, 2013 in the Registrant's Post-Effective Amendment No. 128 and hereby incorporated by reference.

61Previously filed on December 30, 2013 in the Registrant's Post-Effective Amendment No. 131 and hereby incorporated by reference.

62Previously filed on January 13, 2014 in the Registrant's Post-Effective Amendment No. 134 and hereby incorporated by reference.

63Previously filed on January 13, 2014 in the Registrant's Post-Effective Amendment No. 135 and hereby incorporated by reference.

64Previously filed on March 14, 2014 in the Registrant's Post-Effective Amendment No. 138 and hereby incorporated by reference

65Previously filed on March 26, 2014 in the Registrant's Post-Effective Amendment No. 141 and hereby incorporated by reference.

66Previously filed on March 26, 2014 in the Registrant's Post-Effective Amendment No. 142 and hereby incorporated by reference.

67Previously filed on March 27, 2014 in the Registrant's Post-Effective Amendment No. 143 and hereby incorporated by reference

68Previously filed on March 27, 2014 in the Registrant's Post-Effective Amendment No. 144 and hereby incorporated by reference

69Previously filed on March 27, 2014 in the Registrant's Post-Effective Amendment No. 145 and hereby incorporated by reference

70Previously filed on March 28, 2014 in the Registrant's Post-Effective Amendment No. 146 and hereby incorporated by reference.

71Previously filed on March 28, 2014 in the Registrant's Post-Effective Amendment No. 147 and hereby incorporated by reference.

72Previously filed on April 30, 2014 in the Registrant's Post-Effective Amendment No. 149 and hereby incorporated by reference.

73Previously filed on April 30, 2014 in the Registrant's Post-Effective Amendment No. 150 and hereby incorporated by reference.

74Previously filed on May 30, 2014 in the Registrant's Post-Effective Amendment No. 155 and hereby incorporated by reference.

75Previously filed on June 20, 2014 in the Registrant's Post-Effective Amendment No. 157 and hereby incorporated by reference.

76Previously filed on June 25, 2014 in the Registrant's Post-Effective Amendment No. 158 and hereby incorporated by reference.

77Previously filed on June 27, 2014 in the Registrant's Post-Effective Amendment No. 159 and hereby incorporated by reference.

78Previously filed on June 27, 2014 in the Registrant's Post-Effective Amendment No. 160 and hereby incorporated by reference.

79Previously filed on July 8, 2014 in the Registrant's Post-Effective Amendment No. 163 and hereby incorporated by reference.

80Previously filed on July 24, 2014 in the Registrant's Post-Effective Amendment No. 168 and hereby incorporated by reference.

81Previously filed on September 3, 2014 in the Registrant's Post-Effective Amendment No. 170 and hereby incorporated by reference.

82Previously filed on September 24, 2014 in the Registrant's Post-Effective Amendment No. 175 and hereby incorporated by reference.

83Previously filed on September 24, 2014 in the Registrant's Post-Effective Amendment No. 176 and hereby incorporated by reference.

84Previously filed on September 25, 2014 in the Registrant's Post-Effective Amendment No. 177 and hereby incorporated by reference.

85Previously filed on September 26, 2014 in the Registrant's Post-Effective Amendment No. 178 and hereby incorporated by reference.

86Previously filed on November 21, 2014 in the Registrant's Post-Effective Amendment No. 189 and hereby incorporated by reference.

87Previously filed on December 4, 2014 in the Registrant's Post-Effective Amendment No. 190 and hereby incorporated by reference.

88Previously filed on December 23, 2014 in the Registrant's Post-Effective Amendment No. 192 and hereby incorporated by reference.

89Previously filed on December 29, 2014 in the Registrant's Post-Effective Amendment No. 192 and hereby incorporated by reference.

90Previously filed on December 30, 2014 in the Registrant's Post-Effective Amendment No. 197 and hereby incorporated by reference.

91Previously filed on December 31, 2014 in the Registrant's Post-Effective Amendment No. 200 and hereby incorporated by reference.

92Previously filed on December 31, 2014 in the Registrant's Post-Effective Amendment No. 201 and hereby incorporated by reference.

93Previously filed on January 27, 2015 in the Registrant's Post-Effective Amendment No. 207 and hereby incorporated by reference.

94Previously filed on March 16, 2015 in the Registrant's Post-Effective Amendment No. 209 and hereby incorporated by reference.

95Previously filed on March 23, 2015 in the Registrant's Post-Effective Amendment No. 210 and hereby incorporated by reference.

96Previously filed on March 23, 2015 in the Registrant's Post-Effective Amendment No. 211 and hereby incorporated by reference.

97Previously filed on March 24, 2015 in the Registrant's Post-Effective Amendment No. 212 and hereby incorporated by reference.

98Previously filed on March 25, 2015 in the Registrant's Post-Effective Amendment No. 213 and hereby incorporated by reference.

99Previously filed on March 27, 2015 in the Registrant's Post-Effective Amendment No. 214 and hereby incorporated by reference.

100Previously filed on March 30, 2015 in the Registrant's Post-Effective Amendment No. 215 and hereby incorporated by reference.

101Previously filed on April 29, 2015 in the Registrant's Post-Effective Amendment No. 225 and hereby incorporated by reference.

102Previously filed on April 29, 2015 in the Registrant's Post-Effective Amendment No. 226 and hereby incorporated by reference.

103Previously filed on April 29, 2015 in the Registrant's Post-Effective Amendment No. 227 and hereby incorporated by reference.

104Previously filed on May 26, 2015 in the Registrant's Post-Effective Amendment No. 233 and hereby incorporated by reference.

105Previously filed on June 26, 2015 in the Registrant's Post-Effective Amendment No. 234 and hereby incorporated by reference.

106Previously filed on June 29, 2015 in the Registrant's Post-Effective Amendment No. 235 and hereby incorporated by reference.

107Previously filed on July 14, 2015 in the Registrant's Post-Effective Amendment No. 238 and hereby incorporated by reference.

108Previously filed on July 24, 2015 in the Registrant's Post-Effective Amendment No. 240 and hereby incorporated by reference.

109Previously filed on July 28, 2015 in the Registrant's Post-Effective Amendment No. 242 and hereby incorporated by reference.

110Previously filed on September 23, 2015 in the Registrant's Post-Effective Amendment No. 251 and hereby incorporated by reference.

111Previously filed on September 23, 2015 in the Registrant's Post-Effective Amendment No. 252 and hereby incorporated by reference.

112Previously filed on September 24, 2015 in the Registrant's Post-Effective Amendment No. 253 and hereby incorporated by reference.

113Previously filed on September 25, 2015 in the Registrant's Post-Effective Amendment No. 254 and hereby incorporated by reference.

114Previously filed on September 25, 2015 in the Registrant's Post-Effective Amendment No. 255 and hereby incorporated by reference.

115Previously filed on September 28, 2015 in the Registrant's Post-Effective Amendment No. 256 and hereby incorporated by reference.

116Previously filed on October 14, 2015 in the Registrant's Post-Effective Amendment No. 262 and hereby incorporated by reference.

117Previously filed on November 19, 2015 in the Registrant's Post-Effective Amendment No. 268 and hereby incorporated by reference.

118Previously filed on November 19, 2015 in the Registrant's Post-Effective Amendment No. 269 and hereby incorporated by reference.

119Previously filed on December 21, 2015 in the Registrant's Post-Effective Amendment No. 280 and hereby incorporated by reference.

120Previously filed on December 21, 2015 in the Registrant's Post-Effective Amendment No. 281 and hereby incorporated by reference.

121Previously filed on December 23, 2015 in the Registrant's Post-Effective Amendment No. 282 and hereby incorporated by reference.

122Previously filed on December 23, 2015 in the Registrant's Post-Effective Amendment No. 283 and hereby incorporated by reference.

123Previously filed on December 28, 2015 in the Registrant's Post-Effective Amendment No. 284 and hereby incorporated by reference.

124Previously filed on December 29, 2015 in the Registrant's Post-Effective Amendment No. 285 and hereby incorporated by reference.

125Previously filed on January 29, 2016 in the Registrant's Post-Effective Amendment No. 290 and hereby incorporated by reference.

126Previously filed on February 26, 2016 in the Registrant's Post-Effective Amendment No. 293 and hereby incorporated by reference.

127Previously filed on February 26, 2016 in the Registrant's Post-Effective Amendment No. 294 and hereby incorporated by reference.

128Previously filed on March 17, 2016 in the Registrant's Post-Effective Amendment No. 297 and hereby incorporated by reference.

129Previously filed on March 18, 2016 in the Registrant's Post-Effective Amendment No. 298 and hereby incorporated by reference.

130Previously filed on March 22, 2016 in the Registrant's Post-Effective Amendment No. 299 and hereby incorporated by reference.

131Previously filed on March 23, 2016 in the Registrant's Post-Effective Amendment No. 300 and hereby incorporated by reference.

132Previously filed on March 28, 2016 in the Registrant's Post-Effective Amendment No. 301 and hereby incorporated by reference

133Previously filed on March 28, 2016 in the Registrant's Post-Effective Amendment No. 301 and hereby incorporated by reference

134Previously filed on April 22, 2016 in the Registrant's Post-Effective Amendment No. 308 and hereby incorporated by reference.

135Previously filed on June 26, 2016 in the Registrant's Post-Effective Amendment No. 312 and hereby incorporated by reference.

136Previously filed on July 27, 2016 in the Registrant's Post-Effective Amendment No. 313 and hereby incorporated by reference.

137Previously filed on September 27, 2016 in the Registrant's Post-Effective Amendment No. 315 and hereby incorporated by reference.

138Previously filed on September 27, 2016 in the Registrant's Post-Effective Amendment No. 316 and hereby incorporated by reference.

139Previously filed on September 27, 2016 in the Registrant's Post-Effective Amendment No. 317 and hereby incorporated by reference.

140Previously filed on September 27, 2016 in the Registrant's Post-Effective Amendment No. 318 and hereby incorporated by reference.

141Previously filed on December 27, 2016 in the Registrant's Post-Effective Amendment No. 324 and hereby incorporated by reference.

142Previously filed on December 27, 2016 in the Registrant's Post-Effective Amendment No. 325 and hereby incorporated by reference.

143Previously filed on December 28, 2016 in the Registrant's Post-Effective Amendment No. 326 and hereby incorporated by reference

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 31 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Two Oaks Investment Management, LLC, adviser to the Two Oaks Diversified Growth and Income Fund -- File No. 801-72390.

Advisors Preferred, LLC, adviser to the Hundredfold Select Alternative Fund – File No. 801-72430.

North Star Investment Management Corp., adviser to the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund – File No. 801-62013.

Monte Capital Group, LLC, adviser to the Monte Chesapeake Macro Strategies Fund (formerly, Mariner Managed Futures Strategy Fund) – File No. 801-76944.

Water Oak Advisors, LLC, adviser to the WOA All Asset I and WOA US All Cap I – File No. 801-66872.

AFAM Capital, Inc., adviser to the Dynamic U.S. Opportunity Fund (formerly known as the Innealta Capital Sector Rotation Fund) and the Dynamic International Opportunity Fund (formerly known as the Innealta Capital Country Rotation Fund), Al Frank Fund and Al Frank Dividend Value Fund – File No. 801-30528.

Solutions Funds Group, Inc., adviser to the SFG Futures Strategy Fund – File No. 801-72794.

Crow Point Partners, LLC, adviser to the Crow Point Defined Risk Global Equity Income Fund – File No. 801-67184.

Longboard Asset Management, LLC, adviser to the Longboard Managed Futures Strategy and Longboard Long/Short Fund– File No. 801-72623.

KKM Financial, LLC adviser to the KKM Enhanced U.S. Equity Fund – File No. 801-77094.

Price Asset Management, Inc. adviser to the PCS Commodity Strategy Fund – File No. 801-77076.

Balter Liquid Alternatives, LLC adviser to the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund – File No. 801-78740.

Orchard Capital Management, LLC adviser to the Orchard Small Cap Value Fund – File No. pending.

FormulaFolio Investments, LLC adviser to the FormulaFolios US Equity Fund and the FormulaFolios US Equity Portfolio – File No. 801-72780.

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust II except Hundredfold Select Alternative Fund. NLD also acts as principal underwriter for the following:

Advisor One Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, Centerstone Investors Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Hay Series Trust, Miller Investment Trust, Morgan Creek Series Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Equity Fund, Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Arrow DWA Tactical ETF, Tributary Funds, Inc., Crow Point Global Dividend Plus Fund, Two Roads Shared Trust and Vertical Capital Income Fund.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 17605 Wright Street, Omaha, NE 68130.  NLD is an affiliate of Gemini Fund Services, LLC and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. To the best of Registrant’s knowledge, the following are the officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, Chief Executive Officer, Secretary	Trustee
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

(c) Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BNYM”), One Wall Street, New York, NY 10286, provides custodian services to the Two Oaks Diversified Growth and Income Fund and the KKM Enhanced U.S. Equity Fund pursuant to a Custody Agreement between BNYM and the Trust.

U.S. Bank, National Association (“U.S. Bank”), 1555 North River Center Drive, Milwaukee, WI 53212, provides custodian services to the Hundredfold Select Alternative Fund, Al Frank Fund and Al Frank Dividend Value Fund, Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund, FormulaFolios US Equity Fund, FormulaFolios US Equity Portfolio and the Balter Event-Driven Fund pursuant to a Custody Agreement between U.S. Bank and the Trust.

MUFG Union Bank, National Association (“Union Bank”), 400 California Street, San Francisco, CA 94104, provides custodian services to the North Star Opportunity Fund, WOA All Asset I, WOA US All Cap I, SFG Futures Strategy Fund, Linde Hansen Contrarian Value Fund, the Dynamic U.S. Opportunity Fund (formerly known as the Innealta Capital Sector Rotation Fund) and the Dynamic International Opportunity Fund (formerly known as the Innealta Capital Country Rotation Fund), Longboard Managed Futures Strategy Fund, Monte Chesapeake Macro Strategies Fund, North Star Dividend Fund, North Star Micro Cap Fund, North Star Bond Fund, PCS Commodity Strategy Fund, Longboard Long/Short Fund and Orchard Small Cap Value Fund, pursuant to a Custody Agreement between Union Bank and the Trust.

Huntington National Bank, 7 East Oval, Columbus, OH 43219 provides custodian services to the Crow Point Defined Risk Global Equity Income Fund pursuant to a Custody Agreement between Huntington National Bank and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, NE 68130, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, a wholly-owned subsidiary of NorthStar Financial Services Group, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter for all series of Northern Lights Fund Trust II, except the Hundredfold Select Alternative Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Northern Lights Compliance Services, LLC (“NLCS”), a wholly-owned subsidiary of NorthStar Financial Services Group, LLC, located at 17605 Wright Street, Omaha, NE 68130, provides CCO and compliance services to each Fund of the Trust.

Two Oaks Investment Management, LLC, located at 7110 North Fresno Street, Suite 450, Fresno CA, 93720 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Two Oaks Diversified Growth and Income Fund.

Advisors Preferred, LLC located at 1445 Research Blvd, Suite 530, Rockville, MD 20850 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Hundredfold Select Alternative Fund.

North Star Investment Management Corp. located at 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and North Star Bond Fund.

Monte Capital Group, LLC located at 11 Broadway, Suite 766, New York, NY 10004 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Monte Chesapeake Macro Strategies Fund (formerly, Mariner Managed Futures Strategy Fund).

Water Oak Advisors LLC located at 145 Lincoln Avenue, Suite A, Winter Park, FL 32789 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the WOA All Asset I and WOA US All Cap I.

Solutions Funds Group, Inc. located at 300 Village Green Drive, Suite 210, Lincolnshire, IL 60069, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SFG Futures Strategy Fund.

AFAM Capital, Inc. located at 85 Argonaut, Suite 220, Alisa Viejo, CA 92656 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Dynamic U.S. Opportunity Fund (formerly known as the Innealta Capital Sector Rotation Fund) and the Dynamic International Opportunity Fund (formerly known as the Innealta Capital Country Rotation Fund), Al Frank Fund and Al Frank Dividend Value Fund.

Linde Hansen & Co., LLC located at 25B Vreeland Road, Suite 102, Florham Park, NJ, 07932 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Linde Hansen Contrarian Value Fund.

Crow Point Partners, LLC located at 10 New Driftway, Suite 203, Scituate, MA 02066 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Crow Point Defined Risk Global Equity Income Fund.

Longboard Asset Management, LLC located at 2355 E. Camelback Road, Suite 750, Phoenix, AZ 85016 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Longboard Managed Futures Strategy Fund and the Longboard Long/Short Fund.

KKM Financial, LLC, located at 311 South Wacker Drive, Suite 650, Chicago, IL 60606 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KKM Enhanced US Equity Fund.

Price Asset Management, LLC, located at 141 West Jackson Boulevard, Suite 1320A, Chicago, IL 60604 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PCS Commodity Strategy Fund.

Balter Liquid Alternatives, LLC 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Balter Discretionary Global Macro Fund, Balter L/S Small Cap Equity Fund (formerly the Balter Long/Short Equity Fund), Balter European L/S Small Cap Fund and the Balter Event-Driven Fund.

Orchard Capital Management, LLC 400 North Michigan Avenue, Suite 560, Chicago, IL 60611 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Orchard Small Cap Value Fund.

FormulaFolio Investments, LLC located at 89 Ionia SW Suite 600, Grand Rapids, MI 49503 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the FormulaFolios US Equity Fund and the FormulaFolios US Equity Portfolio.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS.

See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the U. S. Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 331 to its Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Hauppauge, State of New York, on February 27, 2017.

NORTHERN LIGHTS FUND TRUST II

By: __________________________

      Kevin Wolf*

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Brian Nielsen*	_________________________ Trustee & Chairman	February 27, 2017
Thomas Sarkany*	_________________________ Trustee	February 27, 2017
Anthony Lewis*	_________________________ Trustee	February 27, 2017
Keith Rhoades*	_________________________ Trustee	February 27, 2017
Randy Skalla*	_________________________ Trustee	February 27, 2017
Kevin Wolf*	_________________________ President and Principal Executive Officer	February 27, 2017
Erik Naviloff*	_________________________ Treasurer and Principal Financial Officer	February 27, 2017

*By:   /s/Kevin Wolf

Kevin Wolf

*Attorney-in-Fact – pursuant to powers of attorney incorporated by reference to Post-Effective Amendment No. 2 (filed August 3, 2011) and Post-Effective Amendment No. 14 (filed November 2, 2011) and Post-Effective Amendment No. 92 (filed January 30, 2013) each to Registrant’s Registration Statement on Form N-1A.

EXHIBIT INDEX

99.28 (i)(15)	Opinion of Alston & Bird LLP regarding the Balter Discretionary Global Macro Fud, Balter Event-Driven Fund, Balter European L/S Small Cap Fund and the Balter L/S Small Cap Equity Fund
99.28 (i)(20)	Consent of Alston & Bird LLP
99.28 (j)(18)	Consent of Tait, Weller & Baker LLP with respect to the Balter Discretionary Global Macro Fud, Balter Event-Driven Fund, Balter European L/S Small Cap Fund and the Balter L/S Small Cap Equity Fund
99.28 (p)(24)	Code of Ethics for Intrinsic Edge Capital Management